SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934



(X )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(X )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(  )  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12


                        J.A. INDUSTRIES, INC.

            (Name of Registrant as Specified In Its Charter)

                       J.A. INDUSTRIES, INC.

   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

(  )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

(X) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                          [Preliminary Proxy Statement]


                              J.A. Industries, Inc.
                            34A-2755 Lougheed Highway
                       Port Coquitlam, B.C. V3B 5Y9 Canada

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                         Meeting Date:           , 1996


NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of J.A. INDUSTRIES, INC. a Delaware corporation ("Company" or "JA"), will be held at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., at 2500 First Union Capitol Center Raleigh, North Carolina 27601 on , 1996 at 8:00 a.m. in the forenoon, for the following purposes:


1. To consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger by and among the Company, J.A. Industries of North Carolina, Inc., a newly formed wholly owned subsidiary of the Company ("Sub") and Kenmar Business Groups, Inc. ("Kenmar") (the "Merger Agreement") and the transactions contemplated thereby. The Merger Agreement provides for a reverse triangular merger whereby Kenmar will become a wholly-owned subsidiary of JA. Pursuant to the Merger Agreement each share of Kenmar's common stock shall be converted into the right to receive 41 shares (subject to adjustment) of unregistered common stock of the Company (the "Exchange Ratio"). The Exchange Ratio shall be a number that upon consummation of the merger will result in the Kenmar stockholders owning an aggregate number of shares of the Company equal to 50 percent of the Company's issued and outstanding shares. The Exchange Ratio will be adjusted at the consummation of the merger. The Company's common stock issued and exchanged for the Kenmar common stock is referred to collectively herein as the ("Merger Consideration"). Contemporaneously with the issuance of the Merger Consideration, the

                Company shall grant to Kenmar an option to acquire 750,000 shares of its Common Stock for an aggregate purchase price of one dollar upon the occurrence of a breach of any representation, warranty, covenant or other obligation of the Company under the Merger Agreement.


2. To elect (5) directors of the Company for the ensuing year.

3. To approve an amendment to the Company's Certificate of Incorporation to provide for a change in name to Electronic Manufacturing Services Group, Inc.


4. To approve a 1 for 4 reverse stock split of each outstanding share of the Company's Common Stock.


5. To transact such other business as may properly come before the meeting.

Please fill out, sign and mail the enclosed form of proxy, whether or not you expect to be present at the Special Meeting. A self-addressed envelope is enclosed for your convenience.

                                              By Order of the Board of Directors


PORT COQUITLAM, B.C.                          ROBERT KNIGHT, PRESIDENT

        , 1996

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN,
DATE AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.  NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED
IN THE UNITED STATES.

                                     SUMMARY

THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN INFORMATION SET FORTH ELSEWHERE IN THIS PROXY STATEMENT AND IS NOT INTENDED TO BE COMPLETE. IT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT, THE ACCOMPANYING APPENDICES AND THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE.

THE COMPANIES


J.A. INDUSTRIES, INC. The Company was organized under the laws of the State of Delaware in 1987 and presently has no operations. As of March 31, 1996 the Company had no assets. The principal executive offices of the Company are located at 34A-2755 Lougheed Highway #522, Port Coquitlam, B.C. V3B 5Y9 Canada and its telephone number is (604) 941-3413.

J.A. INDUSTRIES OF NORTH CAROLINA, INC. Sub was organized under the laws of the State of North Carolina in January 1996 and presently has no operations. As of March 31, 1996 Sub had no assets. The principal executive offices of Sub are located at 34A- 2755 Lougheed Highway #522, Port Coquitlam, B.C. V3B 5Y9 Canada and its telephone number is (604) 941-3413.

KENMAR BUSINESS GROUPS, INC. Kenmar was organized under the laws of the State of North Carolina in 1984 and is a contract provider of manufacturing services to the electronics industry. As of February 29, 1996 Kenmar had total assets of $3,069,000. The principal executive offices of Kenmar are located at 6638 Old Forest Wake Road, Raleigh, North Carolina and its telephone number is (919) 876-6049.

         Kenmar provides manufacturing services to original equipment manufacturers ('OEM's') in the electronics industry, including producers of industrial controls, computers & peripherals and instrumentation. Primary services include materials procurement, printed circuit card and chassis assembly, and testing. Kenmar has approximately 20 customers, 6 of which accounted for 79% of its sales for the six months ending February 29, 1996. Prior to the loss of its largest customer in 1995, Kenmar conducted its operations in 42,000 square feet of flex space with 85 employees. Since such loss, steps have been taken to size the operations to more closely match the revenue without losing its key employees and skills required to regrow the business. To date, this has caused Kenmar to incur losses from operations for fiscal 1996. Kenmar currently operates one facility in Raleigh, North Carolina with approximately 40 employees in 21,000 square feet of flex space. Operations are near 40% capacity with one shift active.



                                 SPECIAL MEETING


         A Special meeting of Shareholders of the Company will be held on , 1996 at 8:00 a.m. local time at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. at 2500 First Union Capitol Center Raleigh, North Carolina 27601 at which time the shareholders of the Company will be asked to approve the Merger Agreement and the transactions contemplated thereby; elect directors, amend the Company's Certificate of Incorporation and approve a 1 for 4 reverse stock split. The record holders of the Company's common stock at the close of business on March 15, 1996 (the "Record Date") are entitled to notice of and to vote at the special meeting. On the Record Date, there were approximately 305 holders of record of the Company's common stock and 9,417, 304 shares of Company common stock outstanding.

                The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock present at the meeting is required to approve the Merger Agreement and other proposals presented herein. Directors will be elected by a plurality of the votes cast. It is expected that all of the 307,259 shares of the Company's common stock beneficially owned by the directors and executive officers of the Company and their affiliates at the Record Date will be voted for the proposals set forth herein.

Effective Time of the Merger

                The Merger will become effective upon the filing of properly executed Articles of Merger relating thereto with the Secretary of the State of North Carolina, or at such later time as may be specified therein. See "The Merger-Effective Time of the Merger".

                                TABLE OF CONTENTS

                                                                            Page
Available Information                                                          1

Incorporation of Certain Documents by Reference                                1

Information Concerning the Special Meeting

         Summary                                                               i
         Date, Place and Time of Special Meeting                              ii
         Voting; Revocation of Proxy                                           2
         Solicitation of Proxies                                               2
         Quorum and Vote Required                                              2
         Dissenters' Rights                                                    3

Proposal One - Approval of the Merger                                          5
         Approval Sought                                                       5
         History of JA                                                         6
         Background of the Merger                                              6
         Terms of the Merger                                                   8
         Business of Kenmar                                                    9

         Recommendation of the Board of Directors                             11
         Additional Terms of the Merger Agreement                             12
         Issuance of Restricted Shares                                        16
         Registration Rights                                                  18
         Effective Time of the Merger                                         19
         Accounting Treatment                                                 19
         Federal Income Tax Consequences                                      19
         Rights of Dissenting Stockholders                                    21
         Option Agreement                                                     23

Selected Financial Data for the Company and Kenmar                            23
         JA                                                                   23
         Kenmar                                                               25
         Per Share Data                                                       26
Management's Discussion and Analysis of
  Financial Condition and Results of Operations                               27
         JA                                                                   27
         Liquidity                                                            29

         Notes Payable and Long Term Debt                                     31
         Results of Operations                                                36
         Kenmar                                                               40



         Results of Operations                                                40
         Liquidity and Capital Resources                                      42
         Statements of Income                                                 44

Proposal Two - Election of Directors                                          47
         Nominees                                                             47
         Executive Compensation                                               48

Security Ownership of Certain Beneficial
  Owners and Management                                                       51

Principal Stockholders (post merger)                                          52

Common Stock of the Company                                                   53
         Market Price Information                                             53
         Dividend Policy                                                      54
         Post Meeting Financing                                               54

Proposal Three - Approval of Amendment to
         Certificate of Incorporation                                         55

Description of Capital Stock of the Company                                   55

Proposal Four - Reverse Stock Split                                           56

Financial Statements                                                          56

Presence of Accountants at Special Meeting                                    57

Stockholder's Proposals                                                       57

Other Matters                                                                 58

 EXHIBITS

Section 262 of the Delaware General Corporation
         Law - Appraisal Rights                                                A

Agreement and Plan of Merger                                                   B

Option Agreement                                                               C

Proposed Amendment to Certificate of Incorporation                             D

Financial Statements                                                           E

AVAILABLE INFORMATION

                JA is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files proxy statements, reports and other information with the Securities and Exchange Commission (the "Commission"). Proxy statements, reports and other information concerning JA can be inspected and copied at Room 1024 of the Commission's offices at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices in New York (7 World Trade Center, 13th Floor, New York, New York 10048) and in Chicago (Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661). Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized. Neither the delivery of this Proxy Statement, nor any distribution of the securities issuable in connection with the Merger Agreement, shall, under any circumstances, create any implication that there has been no change in the information concerning JA contained in this Proxy Statement since the date of such information.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


                The following documents filed with the Securities and Exchange Commission by the Company pursuant to the Exchange Act accompany this Proxy
Statement:

                1.         Form 10-KSB/A for its fiscal year ended June
                           30, 1995;

                2. Form 10-QSB/A for the quarters ended September 30 and December 31, 1995;

                3. Forms 8-K dated June 30, July 18 and September 15, 1995 and January 26, 1996.

SOLICITATION OF PROXIES

                This Proxy Statement, together with the accompanying Proxy, is furnished in connection with the solicitation of proxies to be used at the Special Meeting of Stockholders of J.A. Industries, Inc., a Delaware corporation (hereinafter called the "Company"), to be held at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan L.L.P., 2500 First Union Capitol Center, Raleigh, North Carolina on __________, 1996 at 8:00 in the forenoon or any adjournment thereof.

                A stockholder signing and returning a proxy in the enclosed form has the power to revoke it any time before the exercise thereof by giving written notice to that effect to the Secretary of the Company, by the submission of another signed proxy bearing a later date or by the stockholder's personal attendance at the meeting and voting by ballot.

                The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Corporation.

                The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expense of transmitting copies of the proxy material to the beneficial owners of stock held in their names will be borne by the Company. The Company does not intend to solicit proxies other than by the use of the mails, but certain officers and regular employees of the Company or its subsidiaries, for no additional remuneration, may use their personal efforts, by telephone or otherwise, to obtain proxies. No firm has ben retained to assist in the solicitation of broker and nominee proxies.

VOTING SECURITIES OUTSTANDING


                At the close of business of March 15, 1996, the record date for the meeting, the Company had outstanding 9,417,304 shares of Common Stock, each of which shares is entitled to one vote.


QUORUM AND VOTE REQUIRED

                The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting. Approval of each Proposal will require the affirmative vote of the holders of at least a majority of the shares of Common Stock of the Company present in person or by proxy except directors will be elected by a plurality of the votes cast. Management of the Company recommends that holders vote their shares in favor of all proposals.

                In situations where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned Proxies to the brokers (so-called "broker non-votes"), the affected shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be included in the vote totals and, therefore, will have no effect on the outcome of the votes.


         Dissenters' Rights.

                Pursuant to Section 262 of the General Corporation Law of the State of Delaware, a copy of which is attached hereto as Exhibit A, any holder of JA Common Stock who objects to the Merger will be entitled to dissent and exercise appraisal rights. That Section enables an objecting stockholder to be paid, in cash, the value of his JA Common Stock as determined by the Delaware Court of Chancery, provided that the following conditions are satisfied:

                (1) Such stockholder must file with the Company a written demand for appraisal of his shares, separate and apart from any proxy or vote against the Merger, before the taking of the vote on the Merger. If a stockholder elects to exercise dissenters' rights, such right may only be exercised as to all shares of JA capital stock held by the dissenting stockholder.

                (2) Such stockholder must not vote in favor of the Merger, nor submit a proxy in which directions are not given.

                (3) Within 120 days after the Effective Date of the Merger, either the Company or any stockholder who has complied with Section 262 may, by petition filed in the Delaware Court of Chancery, demand a determination by the Court of the value of the shares of all objecting stockholders with whom agreements as to the value of such shares have not been reached.

Within 10 days after the Effective Date of the Merger, the Company will notify each stockholder who has complied with Section 262 and not voted for, or consented to, the Merger of the date on which the Merger became effective.

                If the Company and the dissenting stockholder cannot agree on the value of the shares, the Court, based upon an appraisal prepared by an independent appraiser, will make its own determination. Under Delaware law, the dissenting shares would be valued on a going concern and not a liquidation basis. An appraiser would be obligated to determine the intrinsic value of the shares, without giving effect to the proposed Merger, considering all factors and elements which reasonably may enter into such a determination, including market value, asset value, earnings prospects and the nature of the enterprise. The value determined by the court may be more than, less than or equal to the Merger consideration (i.e., the value of the JA Common Stock after the Merger).

                Notwithstanding the foregoing, at any time within 60 days after the Effective Date of the Merger or thereafter, with the written approval of the Company, any objecting stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered pursuant to the Merger, provided that no appraisal proceeding in the Delaware Court of Chancery may be dismissed without the approval of such Court. The cost of an appraisal proceeding may be determined by such Court and taxed upon the parties as the Court deems equitable under the circumstances.

                FAILURE BY A STOCKHOLDER TO FOLLOW THE STEPS REQUIRED BY DELAWARE LAW FOR PERFECTING HIS DISSENTER'S RIGHTS WILL
RESULT IN THE LOSS OF SUCH RIGHTS.

                                  PROPOSAL ONE
                             APPROVAL OF THE MERGER


Approval Sought.


                Stockholders are being asked to approve an Agreement and Plan of Merger, dated as of March 1,1996 (the "Merger Agreement"), a copy of which, including all schedules and exhibits, is annexed hereto as Exhibit B, among the Company, Sub and Kenmar, which provides for, among other things (i) the merger of Sub with and into Kenmar, with Kenmar continuing as a surviving corporation and a wholly-owned subsidiary of JA (the "Merger"), and (ii) the conversion of each outstanding share of common stock, no par value, of Kenmar ("Kenmar Common Stock") into 41 shares (subject to adjustment) of JA Common Stock.


                The Exchange Ratio of 41 shares of JA Common Stock for each share of Kenmar Common Stock was negotiated by the board of directors of the Company in its independent judgment concerning the relative value of a share of Kenmar Common Stock and a share of JA Common Stock, taking into consideration such factors as the market value of the JA Common Stock, the value of Kenmar's assets, and value of Kenmar's business and future prospects. See "Background of the Merger."


                Pursuant to the Merger Agreement and taking into account the 1 for 4 reverse stock split, approximately 2,734,326 shares of the Company's common stock will be issued to Kenmar shareholders in exchange for all of the outstanding shares of Kenmar. It is the intention of the parties that the former shareholders of Kenmar shall receive such number of shares of the Company to enable them to obtain a 50% interest in the post transaction entity. The Exchange Ratio is subject to adjustment to insure that Kenmar shareholders will receive a 50% interest in the post transaction entity.

HISTORY OF JA


                JA was incorporated in the State of Delaware on July 21, 1987 and was inactive until September 1991 when its Board made the decision to acquire companies in the contract manufacturing business. A total of 3 such companies were acquired. However, because the growth and profitability of its acquired operations fell short of expectations, beginning in June 1995, the Company began disposing of its operations. By November 1995 the Company had sold or disposed of all of its operations.


BACKGROUND OF THE MERGER

                In December 1995, the Company initiated discussions with Kenmar, a privately held company engaged in the contract manufacturing business. After an analysis by the Board of opportunities available to the Company, in January 1996 the Company agreed to seek to effect a merger between Kenmar and the Company. The terms of the Merger would be subject to execution of a definitive merger agreement, stockholder approval and the completion of due diligence. None of the current members of the Board of Directors of the Company is affiliated with Kenmar.


                The Board also considered the risks and potential disadvantages associated with the Merger. Effectively, the Merger will result in a change in control. After the Merger, the stockholders of Kenmar will, in the aggregate, hold 50% of the outstanding JA Common Stock. Kenmar has 38 Common Stockholder and 42 Class A Preferred Stockholders. If such shares are voted together, the shares held by the former Kenmar stockholders might constitute a plurality of the outstanding shares. Moreover, pursuant to the terms of the Merger Agreement, for a period of 3 years after the Merger, the Company is to be managed by the present management of Kenmar. See "Additional Terms of the Merger", page 35.

                As a "shell company" with no existing business and an insignificant net worth, the Board believes that the merger poses little additional risk to stockholders. The Board believes that if the Merger is not approved, the only alternatives available to the Company would be to liquidate

(in which case it is unlikely that there would be any distribution to stockholders), or to continue as a "dormant" company until another business combination is identified and the Company is uncertain whether any other viable business combination could be identified. In any event the Board believes that given the current financial condition of the Company, it is unlikely that any other business combination would provide the same value to stockholders as the proposed merger with Kenmar.

                As a result of the merger, the Company would assume the liabilities of Kenmar which as of February 29, 1996 totaled $1,355,000 and included the following:


Current maturites of long-term debt                                   $    4,317
Current obligations under capital leases                              $   35,203
Accounts payable - trade                                              $  621,852
Other accrued liabilities                                             $   94,833
                                                                      ==========
Total Current Liabilities                                             $  756,205

Long term debt, less current maturities                               $  541,236
Long-term obligations under capital lease                             $   57,750
                                                                      ==========
Total Liabilities                                                     $1,355,191


The above presentation does not reflect the redemption and dividend obligations of Kenmar's preferred stock (See "Preferred Stock of Kenmar", page 35).

                Kenmar's expenses related to the Merger include legal and accounting fees estimated at $80,000 and travel and miscellaneous expenses estimated at $20,000. The Company's expenses are estimated at $93,000, including legal and accounting expenses estimated at $70,000; travel and miscellaneous expenses estimated at $20,000; shareholder meeting $2,000; organization of J.A. Industries Inc. of North Carolina $1,000. In addition, the Company will pay to George Solloum, an unrelated third party, a finder's fee of 20,000 shares of pre-split Common Stock. No cash remuneration will be paid to Mr. Solloum . To the extent monies are raised to fund expenses associated with the Merger, the Company will pay fees equal to 10% of the monies raised.

Terms of the Merger.


                At the effective time of the Merger (the "Effective Time"), Sub will merge with and into Kenmar, with Kenmar continuing as a surviving corporation and a wholly-owned subsidiary of JA. All of the common stock of Kenmar issued and outstanding immediately prior to the consummation of the Merger (other than dissenting shares, if any), will be converted into shares of JA Common Stock. All of the JA Common Stock which is issued and outstanding immediately prior to the consummation of the Merger will remain outstanding and will not change as a result of the Merger. 9,417,994 shares of JA Common Stock are presently outstanding (there would be 10,937,304 shares outstanding upon the closing of the private placement, see Post Meeting Financing, page 54). At the Effective Time after the reverse stock split is consummated, 5,468,652 shares would be outstanding after issuance of share to the Kenmar shareholders. The Certificate of Incorporation of JA shall be and remain the certificate of incorporation of the surviving corporation and the by-laws of JA shall be the by-laws of the surviving corporation.

                At the Effective Time, each share of Kenmar Common Stock outstanding immediately prior to the Effective Time shall, by virtue of the Merger, be converted into the right to receive 41 shares of JA Common Stock subject to adjustment. It is anticipated that the same number of shares of JA Common Stock presently outstanding will be issued pursuant to the Merger. After giving effect to the issuance of such shares, the former Kenmar stockholders will hold approximately 50% of the outstanding JA Common Stock.


                On or immediately after the Effective Time, each holder of an outstanding certificate or certificates which prior thereto represented shares of Kenmar Common Stock, shall surrender the same to JA. Each Kenmar stockholder who shall have surrendered its certificate representing shares of Kenmar common stock shall be entitled to receive in exchange therefor, a certificate or certificates representing the number of whole shares of JA Common Stock into which the Kenmar Common Stock shall have been converted.

                When the Merger becomes effective, the former stockholders of Kenmar shall thereupon cease to have any rights in respect of Kenmar Common Stock, other than the right to receive the certificates for JA Common Stock. Unless and until any certificates shall be so surrendered and exchanged, (i) the holders of Kenmar Common Stock shall not have any voting rights in respect of the JA Common Stock into which the shares of Kenmar Common Stock shall have been converted, and (ii) dividends or other distributions (if any) payable to holders of record of shares of JA Common Stock shall not be paid to the holder of the certificate.

                Upon surrender of the certificate representing shares of Kenmar Common Stock, the dividends or other distributions which shall be or become payable subsequent to the Effective Time with respect to the number of whole shares of JA Common Stock represented by the certificate issued in exchange for the surrendered Kenmar certificate, shall be paid, but without interest. No fraction of a share of JA Common Stock will be issued pursuant to the Merger.

Business of Kenmar

                Kenmar was organized in 1984 to provide high quality electronic manufacturing services. The principal offices of Kenmar are located at 6638 Old Wake Forest Road, Raleigh, North Carolina and the telephone number at that address is (919) 876-6049.


                Kenmar provides manufacturing services to original equipment manufacturers ('OEM's') in the electronics industry, including producers of industrial controls, computers & peripherals and instrumentation. Primary services include material procurement, printed circuit cards and chassis assembly, and testing. Kenmar currently has approximately 20 customers, 6 of which comprise the majority of its sales. Prior to the loss of its largest customer in 1995, the Company conducted its operations in 42,000 square feet of flex space with 85 employees. Since such loss described above, steps have been taken to size the operations to more closely match the revenue without losing the key employees and skills required to regrow the business. To date, this has caused the Company to incur losses from operations for fiscal 1996. The

Company currently operates one facility in Raleigh, North Carolina with approximately 40 employees in 21,000 square feet of flex space. Operations are near 40% capacity with one shift active.

                In anticipation of the Merger, Kenmar has begun exploratory discussions with numerous potential acquisition candidates. To date, Kenmar has not consummated any agreements or letters of intent with any of such candidates.
Preferred Stock

                Kenmar currently has nine thousand nine hundred twenty-six (9,926) shares of Class A Cumulative Redeemable Preferred Stock ("Class A Preferred Stock"), Fifty Dollars ($50) par value, issued and outstanding. The Class A Preferred Stock will not be converted, exchanged or otherwise affected as a result of the Merger, and will remain issued and outstanding, subject to the terms described below. The Class A Preferred Stock represents a significant obligation of Kenmar, and may accordingly have a significant adverse effect on the value of the Kenmar Common Stock acquired by JA pursuant to the Merger.

                Commencing in 1997, the Class A Preferred Stock may be called or put at any time after five (5) years. Dividends are cumulative from the issue date and payable quarterly at the rate of ten percent (10%) annually, subject to the provisions of North Carolina law. Assuming statutory requirements are met regarding the declaration of dividends, the dividends are declared payable on 3/31, 6/30, 9/30, and 12/31 or each year until the shares are redeemed for shareholders of record as of 3/15, 6/15, 9/15, and 12/15 of each such year. Any dividends in arrears may be declared and paid at any time. If only a partial dividend can be paid, the unpaid balance immediately accumulates. Dividends payable for any period less than a full period are calculated on a day to day basis on the basis of a three hundred sixty (360) day year. No other dividends on any other stock(s) can be either declared or paid until the dividends on the Class A Preferred Stock are fully paid from all previous periods.

                If the Class A Preferred Stock is redeemed, it will be redeemed at a multiple of one and one half (1 1/2) times the issue price. Additionally, from the time the securities are either put or called, Kenmar will have the option to complete the redemption within twelve
(12) months. Dividends will continue to accrue during the phased redemption period. To put the Class A Preferred Stock to Kenmar, a stockholder must notify Kenmar of said action by first class mail.

                The Class A Preferred Stock has no preemptive or subscription rights. Reacquired shares of Class A Preferred Stock may be redesignated and reissued by Kenmar.

                In the event of a liquidation of Kenmar, the Class A Preferred Stock would be redeemed at Fifty Dollars ($50) per share plus accrued dividends from assets of Kenmar. If assets are insufficient to fully redeem, the distribution would be made ratably. A sale of Kenmar or a merger of Kenmar with another company does not constitute a liquidation.

                As of August 31, 1995, cumulative unpaid dividends are $73,008. Redemption requirements of the Class A Preferred Stock are currently:


                           1997                              $150,000
                           1998                               447,000
                           1999                                68,700
                           2000                                86,250
                                                             --------

                                    Total                    $751,950




Recommendation of the Board of Directors

                On January 22, 1996, the Board of Directors of JA unanimously agreed for the Company to enter into a Merger Agreement with Kenmar. The Board believes that the Merger is in the best interests of stockholders and recommends that stockholders vote for the proposed Merger.

                Numerous factors were considered by the Board in approving and recommending that stockholders approve the Merger Agreement.

                Factors considered by the Board included the agreed upon exchange ratio and the tax-free nature of the transaction to the stockholders of both companies for federal income tax purposes. The board also evaluated and took into consideration the following:

                (i) the Board's familiarity with the financial condition, business prospects and strategic objectives of JA. The Company is unable to enter into a new line of business without a significant capital infusion. The Board believes that a sale of the Company is not feasible since the Company has no significant assets to sell. Accordingly, the Board believes that it is in the best interests of stockholders to merge with another company.

                (ii) the trading history of JA Common Stock;

                (iii) the Board's analysis of Kenmar's history, business, financial condition and prospects;

                (iv) the terms and conditions of the Merger Agreement, including the fact that the consideration will consist of the issuance of additional shares of Common Stock of the Company.


                While Kenmar reported income of $181,000 on sales of $15,566,000 in 1995, sales and revenues for the 6 months period ending February 29, 1996 (unaudited) were $1,354,383. Despite the deterioration in financial results (primarily attributable to the loss of Kenmar's largest customer), Kenmar listed assets of $2,377,000 including cash of $745,000. Management of the Company believes, but cannot assure, Kenmar's relationships with electronic manufacturers will enable Kenmar to increase its level of sales and achieve profitability.


Additional Terms of the Merger Agreement.

                The Merger Agreement provides for customary representations and warranties by each party to the transaction including, among others, (i) its due incorporation and organization, (ii) capitalization, (iii) title and condition of assets, (iv) material contracts, (v) absence of employee benefit plans, (vi) licenses and permits, (vii) compliance with other instruments, (viii) need for consents, (ix) compliance with laws, (x) accuracy of financial statements, (xi) authority and enforceability of Merger Agreement, and (xii) absence of litigation.

                Prior to the Effective Time (as defined in the Merger Agreement), each corporation has agreed to conduct its business only in the ordinary course of business and to provide access to the other company to facilitate the completion of all necessary due diligence investigations.


                The obligations of JA and Kenmar to consummate the Merger are subject to the satisfaction of the following conditions, among others, unless waived: (i) approval and adoption of the Merger Agreement by the requisite stockholder votes by the stockholders of JA and Kenmar respectively, (ii) the absence of any pending litigation or proceeding initiated by any governmental authority to enjoin or prohibit the Merger, (iii) the continued accuracy of the representations and warranties made by the parities, (iv) the performance by each party of its respective obligations under the Merger Agreement, and (v) the receipt of certain opinions, certificates and consents.

                Pursuant to the Merger Agreement, JA, Kenmar, Sub, and Kenneth
H. Marks ("Marks") (as representative of the Kenmar stockholders, the "Representative") will enter into an option agreement, the form of which is attached as Exhibit C to the Merger Agreement (the "Option Agreement"). Under the Option Agreement, the Representative will be issued an option (the "Option") to purchase, upon the occurrence of certain conditions, Seven Hundred Fifty Thousand (750,000) shares of JA Common Stock for an aggregate purchase price of One Dollar ($1). The conditions to the exercise of the Option are a breach of any representation, warranty, covenant, or other obligation of JA or Sub under the Merger Agreement. In the event the Option is exercised, the Representative will distribute the shares purchased thereby to the Kenmar stockholders.

                The purpose of the Option Agreement is to provide a remedy to the Kenmar stockholders in the event of any breach of the Merger Agreement by JA. Because Kenmar will become a subsidiary of JA pursuant to the Merger, and because the Kenmar stockholders will receive JA Common Stock in exchange for their Kenmar stock pursuant to the Merger, customary remedies for breach (such as indemnification payments by JA to Kenmar) are of little value to the Kenmar stockholders. In light of the circumstances of this transaction, the parties negotiated the Option Agreement as a mechanism to address Kenmar's desire for a remedy in the event of any breach by JA.

                If exercised, the Option would have the effect of increasing the ownership position in JA of the current Kenmar stockholders and diluting the current ownership position of the existing JA stockholders. Immediately upon the consummation of the Merger, JA anticipates that there will be approximately 5,468,652 shares of its Common Stock outstanding, with the current JA stockholders owning fifty percent (50%) and the current Kenmar stockholders owning fifty percent (50%). If the Option were to be exercised (and assuming no further changes in the capitalization of JA), the current Kenmar stockholders' ownership position in JA would be increased to 3,125,000 aggregate shares or approximately fifty-seven percent (57%) of the total shares; the percentage ownership position of the current JA stockholders would decrease to approximately forty-three percent (43%).

                The Merger Agreement (at Section 6.2) also provides that JA shall use its best efforts to permit Marks to control and elect a majority of JA's board of directors for a period of thirty-six (36) months following the Effective Time. During any period within such thirty-six (36) months when a majority of JA's board of directors is not comprised of directors voted for and elected by Marks, except in the event that he intentionally fails to cast his votes in a manner that would result in his voting for and electing a majority of JA's board of directors during such period, the written consent of Marks will be required prior to the occurrence of any "material transactions." "Material transactions" are defined to include (but not be limited to): (i) any contract or agreement; (ii) any decision to transfer any material portion of the assets of JA or any subsidiary; (iii) any amendment to the Certificate of Incorporation of JA; (iv) the sale, issuance or repurchase of any shares of stock of JA; (v) the investment of over Ten Thousand Dollars ($10,000) by JA or any subsidiary in any venture or business investment; (vi) any amendment of the Bylaws of JA or any subsidiary; (vii) the declaration or payment by JA or any subsidiary of any dividends on its Common Stock or the distribution by JA of its assets to the holders of its Common Stock; (viii) the incurrance of any indebtedness by JA or any subsidiary; (ix) the sale of stock by JA or any subsidiary; (x) any decision to pledge or mortgage any assets of JA or any subsidiary; (xi) any decision to hire or terminate any officer or executive employee, including but not limited to Marks; (xii) any change in compensation or responsibilities or any officer or executive employee; (xiii) any contract payments or payment of consulting fees to G.M. Capital Partners Ltd., or any other consultant.

                In the event that a majority of JA's board of directors is not comprised of directors voted for and elected by Marks during any period within thirty-six (36) months from the Effective Time (except in the event that Marks intentionally fails to cast his votes in a manner that would result in his voting for and electing a majority of JA's board of directors during such period), and in the further event that JA undertakes a material transaction during such period without Marks' written consent, (i) the Option shall become immediately exercisable by the Representative, as more specifically set forth in the Option Agreement, and (ii) JA shall, immediately upon Marks' request: (A) grant Marks access to all of JA's books, records, and shareholder lists (any notice that might be otherwise required to be given by Marks being expressly waived), and (B) pay Marks Fifty Thousand Dollars ($50,000) in cash. Also, in the event that Marks shall fail to serve (except as a result of his voluntary resignation) as JA's President and Chief Executive Officer, then JA must promptly pay or prepay, as the case may be, each of the following promissory notes: (i) Promissory Note, dated October 15, 1992, made by Kenmar in favor of Lee K. Simon in the original principal amount of Four Hundred Forty-five Thousand Five Hundred Dollars ($445,000); (ii) Promissory Note, dated October 15, 1992, made by Kenmar in favor of Daniel David Cameron in the original principal amount of One Hundred Forty-Eight Thousand Five Hundred Dollars ($148,500); and (iii) Promissory Note, dated October 15, 1992, made by

Kenmar in Favor of Joseph T. Hunt in the original principal amount of One Hundred Forty-Eight Thousand Five Hundred Dollars ($148,500). As of February 29, 1996, the unpaid balances of the Promissory Notes had been reduced to $304,930, $101,643 and $101,643 respectively.

                The purpose of the provisions relating to control of the board of directors is to protect the interests of the Kenmar stockholders by ensuring (through affirmative covenants as well as financial incentives) that Marks will have operating control of JA for the first three (3) years after the consummation of the Merger. Kenmar's operations will be JA's sole operations during the initial period after the Merger (as described above, JA is currently a "shell company"), and Marks has served as the President or Chief Executive Officer of Kenmar since its formation in 1984. During the negotiation of the Merger Agreement, Kenmar indicated that because of Marks' experience in that regard, it would require that the Merger Agreement be structured to ensure that Marks would lead the combined entity for the initial three (3)-year period after consummation of the Merger. The provisions of the Merger Agreement described above represent the results of the negotiations in that regard.


                At or before the Effective Time of the Merger,JA will undertake and consummate a 1 for 4 reverse stock split, whereby every 4 shares of JA's issued and outstanding Common Stock will be converted into 1 share of JA's Common Stock.


Issuance of Restricted Shares.

                The shares of JA Common Stock issuable pursuant to the Merger will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, but will be issued in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act and Regulation D promulgated by the Securities and Exchange Commission thereunder and similar exemptions from registration available under state securities laws. As provided in the Merger Agreement, the shares of JA Common

Stock which will be received by the Kenmar stockholders will not be registered under the Securities Act or applicable state securities laws and such shares may not be transferred, sold or assigned until such shares are registered pursuant to the Securities Act and applicable state securities laws upon certain other circumstances as described in the Merger Agreement. Kenmar shall notify each of its stockholders prior to the Effective Time of Merger that such stockholder may not sell, pledge, transfer, or otherwise dispose of such shares except in compliance with all applicable federal and state securities laws, rules and regulations and upon (i) the registration and qualification of such shares under all applicable federal and state securities laws, (ii) such stockholder's delivery to JA of a no-action letter from the state and federal agencies having jurisdiction over such transfer of such shares to the effect that such registration or qualification is not required in connection therewith, or (iii) such stockholder's delivery to JA of an opinion prepared by counsel reasonably acceptable to JA to the effect that neither the sale nor the proposed transfer constitutes a violation of any federal or state securities laws.

         The JA Common Stock issuable to the Kenmar stockholders may not be sold or transferred in the absence of registration under the Securities Act and applicable state securities laws, or the availability of an exemption from such registration requirements. Each certificate of JA Common Stock issued pursuant to the Merger will bear an appropriate restrictive legend prohibiting the transfer of such shares.

Registration Rights

                The Merger Agreement (in Section 6.8) provides that the Kenmar stockholders will have demand and "piggyback" registration rights with regard to the shares of JA Common Stock issued to them in the Merger. Pursuant to the demand registration rights, JA must use its best efforts to register JA Common Stock if the holders of fifty percent (50%) or more of JA's "Registrable Securities" submit a written demand for such registration to JA and the demand is for a registration of at least fifty percent (50%) of JA's Registrable Securities. The Merger Agreement defines "Registrable Securities" to mean JA's Common Stock that has not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold or made available for sale, in the opinion of counsel to JA, in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are or may be removed upon the consummation of such sale. Pursuant to the "piggyback" registration rights, JA must register the shares of any stockholder who so requests in the event that JA undertakes a registration of any of its securities (with the exception of registrations relating to employee benefit plans and registrations relating solely to an SEC Rule 145 transaction).

                All registration expenses incurred in connection with one demand registration and any and all "piggyback" registrations are to be borne by JA. Generally, all selling expenses relating to securities registered on behalf of the stockholders and all other registration expenses are to be borne by the stockholders of such securities pro rata on the basis of the number of shares so registered.

                Other provisions regarding such registration rights are also included in Section 6.8 of the Merger Agreement, including registration procedures and indemnification.


Effective Time of the Merger.

                The Merger will become effective (the "Effective Time") at the time that a Certificate of Merger is filed in accordance with the North Carolina Business Corporation Act. These filings will be made immediately after the Merger Agreement is approved by the stockholders of JA, unless the parties agree to a later date.

Accounting Treatment.

                The Merger will be accounted for as a reverse acquisition whereby, for accounting purposes, Kenmar will be the acquirer of JA and the transaction will be accounted for as a recapitalization of Kenmar. It is characterized as a reverse acquisition because even though JA will continue as the surviving corporation, only Kenmar has significant assets or operations. Also, Kenmar management will manage the combined entity and its stockholders will initially control the election of the board and other matters.

                The unaudited pro forma financial information contained in this Proxy Statement has been prepared accounting for the Merger as a reverse acquisition.


Federal Income Tax Consequences.

                THE FOLLOWING IS A SUMMARY OF THE OPINION PROVIDED BY COUNSEL TO THE COMPANY OF THE MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. THIS SUMMARY IS A COMPLETE DESCRIPTION OF ALL THE CONSEQUENCES OF THE MERGER.

                THIS SUMMARY IS BASED UPON RELEVANT PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE APPLICABLE TREASURY REGULATIONS PROMULGATED THEREUNDER, JUDICIAL AUTHORITY AND CURRENT ADMINISTRATIVE RULINGS AND PRACTICE, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY ON A RETROACTIVE BASIS. THIS SUMMARY DOES NOT ADDRESS ALL ASPECTS OF FEDERAL

INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR STOCKHOLDERS IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES, OR TO STOCKHOLDERS SUBJECT TO SPECIAL TREATMENT UNDER THE CODE (FOR EXAMPLE, S CORPORATIONS, CERTAIN ESTATES AND TRUSTS, INSURANCE COMPANIES, FOREIGN PERSONS, TAX EXEMPT ORGANIZATIONS, TAXPAYERS SUBJECT TO THE ALTERNATIVE MINIMUM TAX, FINANCIAL INSTITUTIONS, BROKERS, DEALERS OR HOLDERS THAT OWN 10% OR MORE OF THE VOTING POWER OF KENMAR.) THE COMPANY HAS NOT REQUESTED A RULING FROM THE INTERNAL REVENUE SERVICE WITH RESPECT TO THESE MATTERS.

                EACH STOCKHOLDER'S INDIVIDUAL CIRCUMSTANCES MAY AFFECT THE TAX CONSEQUENCES OF THE MERGER TO SUCH STOCKHOLDER. IN ADDITION, NO INFORMATION IS PROVIDED HEREIN WITH RESPECT TO THE TAX CONSEQUENCES OF THE MERGER UNDER APPLICABLE FOREIGN, STATE OR LOCAL LAWS. CONSEQUENTLY, EACH KENMAR STOCKHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISOR AS TO THE SPECIFIC IMPACT ON SUCH STOCKHOLDER OF FEDERAL, FOREIGN, STATE OR LOCAL LAWS.


                  Counsel to the Company has provided its opinion that the Merger will be treated as a tax-free reorganization as defined in Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), and that, accordingly, (i) no gain or loss will be recognized by the stockholders of Kenmar upon the exchange of their shares of Kenmar Common Stock solely for shares of JA Common Stock pursuant to the Merger; (ii) the basis of the JA Common Stock received by each stockholder of Kenmar in exchange for shares of Kenmar Common Stock will be the same, immediately after the exchange, as the basis of such stockholder's Kenmar Common Stock exchanged therefor, and (iii) the holding period for any JA Common Stock received in exchange for Kenmar Common Stock will include the period during which the Kenmar Common Stock surrendered for exchange was held, provided such stock was held as a capital asset on the date of the exchange.


                A dissenting Kenmar stockholder who receives only cash for his shares of Kenmar Common Stock will recognize gain or loss for federal income tax purposes measured by the difference, if any, between such holder's basis in the stock and the amount received by him for his stock. The gain or loss will be characterized for federal income tax purposes as capital gain or loss or as ordinary income. The gain or loss will be characterized as capital if (i) the holder's shares of Kenmar Common Stock are held as capital asset, and (ii) the holder receives cash with respect to all shares of Kenmar Common Stock which he owns, including shares owned by application of the attribution rules of Section 318 of the Code.

                Section 318 of the Code provides, in part, that a stockholder will be considered to be the owner of shares which are owned by certain corporations, partnerships, trusts and estates in which the stockholder has a beneficial ownership interest, shares which such stockholder has an option to acquire, and shares owned by certain members of his family (not including brothers and sisters). Under certain circumstances, the attribution rules with respect to shares attributed from a family member may be waived.

Rights of Dissenting Stockholders.

                Pursuant to Section 262 of the General Corporation Law of the State of Delaware, a copy of which is attached hereto as Exhibit A, any holder of JA Common Stock who objects to the Merger will be entitled to dissent and exercise appraisal rights. That Section enables an objecting stockholder to be paid, in cash, the value of his JA Common Stock as determined by the Delaware Court of Chancery, provided that the following conditions are satisfied:

                (1) Such stockholder must file with the Company a written demand for appraisal of his shares, separate and apart from any proxy or vote against the Merger, before the taking of the vote on the Merger. If a stockholder elects to exercise dissenters' rights, such right may only be exercised as to all shares of JA capital stock held by the dissenting stockholder.

                (2) Such stockholder must not vote in favor of the Merger, nor submit a proxy in which directions are not given.

                (3) Within 120 days after the Effective Date of the Merger, either the Company or any stockholder who has complied with Section 262 may, by petition filed in the Delaware Court of Chancery, demand a determination by the Court of the value of the shares of all objecting stockholders with whom agreements as to the value of such shares have not been reached.

Within 10 days after the Effective Date of the Merger, the Company will notify each stockholder who has complied with Section 262 and not voted for, or consented to, the Merger of the date on which the Merger became effective.

                If the Company and the dissenting stockholder cannot agree on the value of the shares, the Court, based upon an appraisal prepared by an independent appraiser, will make its own determination. Under Delaware law, the dissenting shares would be valued on a going concern and not a liquidation basis. An appraiser would be obligated to determine the intrinsic value of the shares, without giving effect to the proposed Merger, considering all factors and elements which reasonably may enter into such a determination, including market value, asset value, earnings prospects and the nature of the enterprise. The value determined by the court may be more than, less than or equal to the Merger consideration (i.e., the value of the JA Common Stock after the Merger).

                Notwithstanding the foregoing, at any time within 60 days after the Effective Time of the Merger or thereafter, with the written approval of the Company, any objecting stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered pursuant to the Merger, provided that no appraisal proceeding in the Delaware Court of Chancery may be dismissed without the approval of such Court. The costs of an appraisal proceeding may be determined by such Court and taxed upon the parties as the Court deems equitable under the circumstances.

                FAILURE BY A STOCKHOLDER TO FOLLOW THE STEPS REQUIRED BY DELAWARE LAW FOR PERFECTING HIS DISSENTER'S RIGHTS WILL
RESULT IN THE LOSS OF SUCH RIGHTS.

Option Agreement

         As provided in an option agreement constituting an exhibit to the Merger Agreement, the Company granted Kenmar an option to acquire 750,000 shares of its post-split Common Stock for a purchase price of $1.00. The option may be exercised upon the occurrence any breach of any representation, warranty, covenant or other obligation of the Company under the Merger Agreement. The option agreement provides for arbitration to resolve any disputed assertion of a breach of the Merger Agreement by the Company.


                             SELECTED FINANCIAL DATA
                           FOR THE COMPANY AND KENMAR

                The following is a summary of selected financial data for the JA and Kenmar. See the financial statements included herein for more complete information.


                                 J.A. INDUSTRIES



                The following year end financial information has been derived from JA's audited financial statements for each of the fiscal years set forth below, which statements for the years ended December 31, 1991 and 1992; June 30, 1994 and 1995 are included herein (in December, 1993, the Company changed its fiscal year to June). The financial information for the six month periods ended June 30, 1993 and March 31, 1996 was derived from audited and unaudited financial statements respectively. In the opinion of management, the unaudited financial statements include all adjustments, consisting of normal recurring adjustments, necessary to present the financial data for such periods. The following should be read in conjunction with the financial statements and notes related thereto included elsewhere herein.

                              FOR THE PERIOD ENDING


                          DEC 31-91        DEC 31-92         JUNE 30-93         JUNE 30-94       JUNE 30-95         MAR 31-96


SALES                      $ - -            $ - -             $191,836          $4,042,940       $4,330,211        $


COST OF SALES                - -              - -              144,451          3,674,699         3,618,347

GROSS PROFIT                 - -              - -                47,38            368,252           711,864

SELL AND MARKETING           - -              - -                8,232            134,163         1,593,838               --

 EXP


G&A EXPENSES             121,140           47,933              175,566          1,256,765         1,593,838         (1,043,970)


LOSS FROM

 OPERATIONS             (121,140)         (47,933)            (136,413)        (1,467,617)       (1,384,114)        (1,043,970)


OTHER INCOME

   (EXPENSES)           (500,000)             - -             ( 21,126)           (85,656)        ( 330,412)          (74,591)


CONSOLIDATED

   NET LOSS             (621,140)         (47,933)            (157,539)        (1,553,273)      (1,714,526)       (1,118,561)


LOSS PER

  SHARE                    (3.03)           (0.05)               (0.04)             (0.28)           (0.25)           ( 0.12)

WORKING CAPITAL

  (DEFICIT)             (178,572)          (7,728)              24,238           (245,683)        (751,726)         (203,695)

TOTAL ASSETS                   3          656,677                  610          2,616,445        1,020,723            16,981



TOTAL

   LIABILITIES           178,575             8,33              539,344          1,948,887       1,061 ,226           220,676

LONG TERM DEBT               - -          143,247              249,927             18,046



STOCKHOLDER'S

  EQUITY                (178,572)          (7,728)             117,333            667,558          (40,503)         (203,695)



                           KENMAR BUSINESS GROUP, INC.


The following year end financial information has been derived from Kenmar's audited financial statements for fiscal years 1995 and 1994 and unaudited financial statements for fiscal years 1993, 1992 and 1991 set forth below, which statement are included herein. In the opinion of management, the unaudited financial statements include all adjustments, consisting of normal recurring adjustments, necessary to present the financial data for such periods. The following should be read in conjunction with the financial statements and notes related thereto included elsewhere herein.

                                 (In thousands)
                    at August 31 and for the years then ended


                              1991      1992       1993      1994        1995
SALES                      $ 1,816   $ 10,015   $ 22,732   $ 22,928    $ 15,566

NET INCOME
   (LOSS)                       39         51        129     (1,359)        181

WORKING CAPITAL
  ( deficit)                   219        265        387     (1,123)       (346)

TOTAL ASSETS                 1,298      2,475      5,526      5,175       3,069

TOTAL LIABILITIES            1,080      2,024      4,694      5,619       3,326

LONG TERM DEBT                 122        127        742        780         636


PREFERRED STOCK                136        351        529        626         730

STOCKHOLDERS
   EQUITY (deficit)             82         99        303     (1,071)       (986)


                                 PER SHARE DATA

J.A. INDUSTRIES, INC. SHARES OUTSTANDING

June 30, 1995 - 7,551,603
February 29, 1995 - 7,906,603

KENMAR BUSINESS GROUPS, INC. SHARES OUTSTANDING

August 31, 1995 - 64,714
February 29, 1996 - 65,714

                                         J.A. INDUSTRIES, INC.                                      KENMAR BUSINESS GROUPS, INC.

                                                     PRO FORMA     PRO FORMA                            PRO FORMA  PRO FORMA
                            YEAR END      6 MONTHS    YEAR END      8 MONTHS   YEAR END    6 MONTHS     YEAR END   6 MONTHS
                            JUN-30-95     DEC-31-95  JUNE-30-95    FEB-29-96   AUG-31-95   FEB-29-96    AUG-31-95  FEB-29-96
                            ---------     ---------------------    ---------   ---------------------    ---------  ---------
Book Value per Share       $   (0.01)    $   (0.03)   $  0.18        N/A     $ (15.24)    $  15.54     $  21.48      N/A

Cash Dividend Declared     $     --      $     --     $   --      $   --     $    --      $    --      $    --    $   --
per Share

Income (loss) per Share    $   (0.25)    $   (0.09)   $  0.09     $  0.08    $   1.26     $  19.64     $  11.07   $  9.72

                      Management's Discussion and Analysis
                of Financial Condition and Results of Operations

                              J.A. Industries, Inc.

         The following discussion of the results of operations and financial condition should be read in conjunction with the audited financial statements and related notes appearing subsequently under the caption "Financial Statements".

Overview

         In July of 1992, the existing management took over the direction of J
A. Industries, Inc. It was the intention of the management to enhance the value of its shares on behalf of its shareholders by acquiring cash flow entities which were, firstly, synergistic with existing subsidiaries and secondly were companies with consistent growth potential.

         The first acquisition was Torik, Inc. in September, 1992, which at that time was just breaking even on its sales of $300,000 per month. Subsequent to the Torik acquisition, the Company had entered into litigation and lost the case to the former management of Torik returning all shares back to the Torik management. The Company was booking that acquisition at the cost of $200 which has been written off.

         The second acquisition of the assets of Pacific Rim Polytech, took place in February, 1993 by the Company's wholly owned subsidiary J.A. Industries (Canada) Inc. ("J.A. Canada"). J.A. Canada immediately started the manufacturing of underground junction boxes and cable tray. In June, 1995 the Company sold J.A. Canada to a non-affiliate British Columbia Corporation.

         The Company also entered into two licensing agreements and manufacturing agreements for the manufacture and distribution of electronic ballasts of which both licenses are inactive.

         In September of 1993, the Company acquired Hutronix, Inc., of Tucson, Az ("Hutronix"). Subsequent to the year ended, 1996, the Company returned the shares of Hutronix to Baboquivari Cattle Company ("BCC") to settle outstanding liabilities with BCC.

         In December of 1993, the Company acquired the assets of Capital City Plastic ("CCP"). CCP had been inactive since May of 1993. As CCP was unable to deliver the equipment as detailed in the purchase agreement, the Company cancelled the purchase agreement.

         In May, 1994 the Company signed an option agreement to acquire 100% of Link Technologies (Canada) Ltd. ("Link"). The Company was to pay $500,000 USD plus issue

500,000 shares of common stock to acquire 100% of Link. The Company was also to provide $1,500,000 USD in working capital for Link. Subsequent to this agreement the option has expired and no further agreement has been reached.

         On March 30, 1994 Granite Marketing Corporation. ("Granite"), then a wholly owned subsidiary of the Company, entered into an agreement with Queensland Industries, Inc. ("Queensland") whereby Queensland purchased from Granite an exclusive license to manufacture, promote, market, sell and distribute the products of J.A. Canada relating to polyurethane underground junction boxes. Queensland is a wholly owned subsidiary of Wincanton, Corporation ("Wincanton"), a publicly traded Washington State Corporation. Subsequent to this agreement, the Company rescinded the licensing agreement in exchange for a $50,000 USD payment by Queensland Industries to Granite. Granite is currently inactive. Subsequent to the year end, Granite was sold to an unrelated third party in exchange for assumption of Granite's liabilities.

         On June 28, 1995 the Company signed a letter of intent to merge with privately held MiNT Corporation ("Mint") through a stock for stock exchange. The share exchange would have resulted in a change of control of J.A. Industries to the majority shareholders of Mint. Mint is in the business of providing high quality contract manufacturing of electronic and electromechanical printed circuit board assemblies. Subsequent to this letter of intent and subsequent to the year ended June 30, 1995, the shareholders of Mint elected not to proceed with the acquisition.

         Subsequent to the year ended June 30, 1995, the Company entered into an Agreement and Plan of Merger with Kenmar of Raleigh, NC. Kenmar founded in 1984, is a provider of high quality electronic manufacturing services. It is located in the Research Triangle area of North Carolina. Kenmar has a broad array of technical capabilities to bring products to the market from concept to final production. Kenmar's manufacturing team has experience in producing electronic and electro-mechanical subassemblies and products for use in the telecommunication, industrial control, computer, medical and instrumentation industries. Kenmar has both Surface Mount Technology and Pin Thru-Hole capabilities as well as cable, harnesses and interconnect assembly lines.

         Pursuant to the terms of the agreement, current shareholders of Kenmar will receive common stock of J.A. Industries such that Kenmar shareholders will own approximately 50% of the outstanding shares of J.A. Industries, Inc. on closing. Upon completion of the Merger, current management of Kenmar would assume management of the Company. The merger is subject to shareholder's approval of both companies. Another condition of the Merger is the settlement of a dispute with a former stockholder, Karl Ronstadt and Hutronix, Inc. Subsequent to the year ended June 30, 1995, the Company did resolve its outstanding dispute with Baboquivari Cattle Company as described above (see "Hutronix").

         Prior to the Merger, the Company must reduce its liabilities and contingent liabilities to zero and have working capital of a minimum of two hundred thousand ($200,000) dollars. To this end, the Company has disposed of, settled or is in the process of settling all outstanding liabilities. The Company has reached agreements and has signed releases for potential contingent liability claims arising or potentially arising from several of the Company's former agreements.

         The Company intends to fund its capital requirements through a private placement to meet the terms of the agreement. To date the funds necessary to complete the Merger are being held in escrow pending shareholder approval of the merger and will be released to the Company upon such approval . If Shareholder's approval is not obtained to complete the Merger, then the funds in escrow would not be released to the Company.

         Management believes that the trend towards outsourcing in the electronic manufacturing industry is expanding. To this end, management still believes that its strategy to acquire synergistic businesses in the contract manufacturing industry is a sound plan. The planned Merger between the Company and Kenmar is the first step in trying to re-establish that plan.

         Seasonal factors do not influence the Company's sales.

Liquidity and Capital Resources

         During fiscal 1994 the Company principally provided for its cash needs through equity financing from a Regulation D Rule 504 offering. Most acquisitions were completed with a combination of shares and cash. The day-to-day operations were funded from cash flow provided by the operating entities and an infusion of working capital from the parent Company. The subsidiary J.A. Industries (Canada) Inc. lost money in 1995, and it was sold to a non-affiliate in June, 1995. The agreement called for the buyer to assume all of the liabilities of J.A. Canada. Hutronix, Inc. also lost money for the year ending June 30, 1995. Subsequent to the year end, Hutronix was returned to Baboquivari Cattle Company (former shareholder of Hutronix, "BCC") for release of all liabilities owed by the Company to BCC and BCC's assumption of all liabilities associated with Hutronix.

         Subsequent to the year ended June 30, 1995, the Company had disposed of all of its operating assets and there is currently not an adequacy of cash flow from operations to cover capital resources and liquidity requirements. In the year ending June 30, 1994 the Company had revenues of $4,042,940 to allow the Company to manage its day to day operations. The Company's financial results were prepared assuming it would continue as a going concern. However, the report of its auditor raised substantial doubts about the Company's ability to continue as a going concern. For the year ending June 30, 1995, the Company's audited report reflected the subsequent disposition of all operations. Revenue of $4,330,211 from operations for the period ended June 30, 1995, though, was used to fund the day to day operations of the subsidiaries. Currently, the Company has no cash flow and its ability to maintain operations is severely impaired. If the Company cannot raise additional capital it is unlikely the Company would be able to operate and it may be forced to seek protection under Chapter 11 of the Bankruptcy Act.

         During the period commencing September, 1992 and ending June 30, 1995, the Company raised $1,185,000 through two Regulation D Rule 504 offerings and $496,250 through private placements of the Company's common stock. It is the Company's goal in the fiscal year ending June 30, 1996 to find a suitable acquisition candidate. Management anticipates that the Company will do further equity financing. Management believes that from these sources the Company will adequately fund the operations of the Company and allow it to maintain its aggressive acquisition strategy. To date, no commitments for such capital have been received and the likelihood of such financing cannot be guaranteed.

         To address the accountant's report of a "going concern" uncertainty, it is anticipated that the Company will continue to look for new opportunities in the contract manufacturing area. On March 1, 1996 the Company entered into an agreement to merge with Kenmar to fulfill the Company's business strategy. As part of the Merger, the Company must eliminate all outstanding liabilities and have working capital of $200,000. At the date of this report, the Company has approximately $133,000 in liabilities it must satisfy to complete the Merger. As of May 15, 1996, the Company has raised the required funds to complete the Merger through a private placement of its common stock. The funds are in escrow with the Company's legal counsel and will be released to the Company upon it shareholder's approval of the Merger. In the event the Company does not receive shareholder approval, the funds would not be released from escrow and the Company would not be able to meet its financial requirements pursuant to the Merger Agreement.

         In the event that the conditions of the Merger are satisfied and the Merger is completed it is anticipated that cash flow from ongoing operations will satisfy the day to day needs of the Company. Furthermore, as of February 29, 1996, Kenmar had approximately $744,500 in cash or cash equivalents (unaudited). It is anticipated that the merged company will use these funds to maintain and grow the existing business that it has. It is also the Company's goal to try and arrange an equity financing in the amount of $3 million dollars to expand its business. No commitment for such financing has been arranged and the likelihood of its completion cannot be guaranteed. In the event the merged company could not raise any additional capital, it is anticipated that current rates of growth of the merged company would satisfy its working capital requirements.

         Future cash needs of the merged entity would include funds to implement the Company's acquisition strategy and to sustain the Company through a period of restructuring and growth.

Notes Payable and Long term debt

         Hutronix, Inc. a former subsidiary has a note payable to Bank One executed through the Industrial Development Authority of the City of Douglas due in quarterly instalments of $12,821, plus interest at 65% of prime (7.25% as of June 30, 1994), due may 2005; secured by a deed of trust on the real estate held for sale and an irrevocable letter of credit from a bank in the amount of the outstanding note payable balance guaranteed by the Company. At June 30, 1995 the amount outstanding was $546,125. The subsequent agreement between BCC and the Company calls for BCC and Hutronix to indemnify the Company against any liability under this bond. As the solvency of Hutronix, Inc. is uncertain, the ability for Hutronix, Inc. to indemnify the Company is unlikely. Furthermore, on November 21, 1995 an agreement was reached between Baboquivari Cattle Company, Karl and Marilyn Ronstadt, Hutronix, Inc. and the Company whereby the parties exchanged mutual releases relieving the Company of any liabilities that it had or might have in the future with the parties. On March 4, 1996 the liability under the guarantee to Bank One was satisfied.

         On closing of the Merger between Kenmar and the Company, the Company is obligated to pay a former minority shareholder of Hutronix, Inc. $10,000 and issue 50,000 shares of restricted common stock in exchange for a release from all future obligations the minority shareholder may be entitled to. Also, on closing, the Company is obligated to pay the former landlord of Hutronix, Inc. a fee for releasing the Company from a Corporate guarantee on the lease of the building located at 1150 E. Palmdale, Tucson, AZ. The funds for these transactions are part of the funding needed for the closing of the Merger agreement. If the Merger is not completed, these liabilities would still be outstanding.

         On June 30, 1995 the Company sold its wholly owned subsidiary, J.A. Industries (Canada) Inc. to an unrelated third party. The sale relieved the Company of any long term debt associated with the subsidiary. Furthermore, the Company obtained releases for all corporate guarantees that it had provided for the subsidiary subject to certain cash payments as follows. The Company settled with one creditor by issuing shares of restricted stock in the amount of 136,000 shares to satisfy approximately $34,000 USD of debt. On completion of the Merger between Kenmar and the Company, the Company will incurred a cost of $5,000 USD to settle with one creditor that comes from a corporate guarantee of the Company. The funds for settling this amount will come from the funds necessary to close the Merger transaction. If the Merger is not completed, then this liability would still be outstanding with the creditor.

         In March, 1996, the Company came to a final agreement with the former owners of Capital City Plastics whereby Capital City Plastic and John Szaniszlo will provide the Company with a release from all liabilities and deliver to the Company 600,000 shares of common stock issued to Capital City Plastics in exchange for the Company's release from liabilities, $10,000 and the issuance of 50,000 restricted common stock of the Company.

The funds necessary to complete this transaction are part of the funding needs of the Merger. If the necessary funds were not raised or the Merger was not completed, the Company's position would be that there are no liabilities outstanding with Capital City Plastic or John Szaniszlo as they had breached the original agreement between the parties.

         On completion of the Merger, for which there can be no guarantee, the Company will be assuming the following liabilities based on the Kenmar audited financial statements for the period ending August 31, 1995 and unaudited financial statements for the six month period ending February 29, 1996:

         Line of credit/loans                                 $         0
         Current maturities of long term debt                 $     4,317
         Current obligations under capital lease              $    35,203
         Accounts payable - trade                             $   621,852
         Income tax payable                                   $         0
         Other accrued liabilities                            $    94,833
                                                              ===========
         Total Current Liabilities                            $   756,205

         Long Term Debt, less current maturities              $   541,236
         Long term obligations under capital lease            $    57,750
                                                              ===========
         Total Liabilities as of February 29, 1996            $ 1,021,386

         (See also "Preferred Stock of Kenmar", Page 35)

Line of Credit: In March, 1994, Kenmar negotiated a $4 million revolving line of credit with a commercial lender which allowed it to borrow up to 80% of eligible receivables and was secured by a first lien on all the Company's receivables and inventory. Borrowing under this line bears interest at prime plus 2.5% (minimum 7.5%) in addition to an annual facility fee and other costs. Kenmar paid off the line of credit in the fourth quarter of its fiscal year ended August 31, 1995. Kenmar has not requested a renewal of the line of credit.

Long-term Debt:  Long term debt of Kenmar consists of the following:

                                                          1995       1994
                                                      --------   --------
Subordinated promissory notes payable monthly         $524,855   $646,674
instalments of $9,009 including interest at 8%
through October 2002

Bank debt collateralized by a first lien on all the       --     $217,932
Company's plant, equipment, furniture and fixtures payable in monthly instalments of $7,950, including interest at prime +1%. this loan was paid off prior to august 31, 1995

Uncollateralized note payable to stockholder          $ 39,482   $ 43,468
repayable with interest at 8% in 59 monthly installments of 4610 and a balloon payment of $30,083 on October 15, 1997

Notes payable secured by equipment repayable          $ 18,403   $ 42,202
in monthly installments of $2,435 including interest at 16.85% through April 1996.
(Subsequently, this note was satisfied)

Note payable to stockholder in monthly                    --         --
installments of $2,535 including interest
at 8% through April, 1994, collateralized
by certain equipment.
                                                      $582,380   $950,276
Less current maturities                               $ 22,359   $293,242
                                                      --------   --------
                                                      $560,021   $657,034
                                                      ========   ========
========
Principal maturities of debt Kenmar at August 31, 1995 are as follows:

Year ending August 31

         1996                               $ 22,359
         1997                               $ 73,269
         1998                               $104,776
         1999                               $ 80,451
         2000                               $ 87,130
         Thereafter                         $214,395
                                            --------
         Total Long-term debt               $582,380
                                            =======

Obligations Under Capital Leases of Kenmar:

         Kenmar leases equipment under capital leases which expire on various dates through 1998.

                                                        1995              1994
                                                        ----              ----
Machinery and equipment                              $200,066          $200,066
Vehicles                                                   -           $ 27,871
                                                     --------          --------
Total                                                $200,006          $227,937

         The following is a schedule by years of future minimum lease payments under capital leases as of august 31, 1995 for Kenmar

Year ending August 31

         1996                               $ 48,272
         1997                               $ 49,701
         1998                               $ 29,431
                                            --------
Total minimum lease payment                 $127,404

Further Kenmar Commitments:

         Kenmar leases certain office and production space, machinery and equipment under noncancellable operating leases expiring at various dates through 1998. During the years ended August 31, 1995, 1994 and 1993, Kenmar incurred rental expenses of $214,505, $271,488 and $230,175 respectively under these leases. Future minimum lease payments under the terms of the above leases are as follows:

         1996                               $38,422
         1997                               $ 2,952
         1998                               $ 2,460

Preferred Stock of Kenmar:

         The aggregate number of authorized shares of preferred stock is 100,000. Of the 100,000 shares of preferred stock 30,000 shares have been designated as Class A cumulative preferred stock. The designation of the remaining 70,000 shares will be determined by the Board of Directors of Kenmar.

         Kenmar issued 1,150 shares of $50 par value Class A cumulative preferred stock ("Class A Preferred") in 1994. During 1993, the Company issued 716 shares of Class A Preferred including upon receipt of the issue price, 200 shares subscribed at August 31, 1992. Each share of Class A Preferred may be called or put at any time after five years from the date of issuance at a rate of one and one-half times the issue price. Redemption requirements of Class A Preferred stock at August 31, 1995 were as follows:

         1997                       $150,000
         1998                       $447,000
         1999                       $ 68,700
         2000                       $ 86,250
                                    --------
         Total                      $751,950
                                    ========

         The Class A Preferred is entitled to a 10% cumulative dividend payable quarterly, subject to the provisions of North Carolina law. Cumulative unpaid dividends are $73,008, $23,378, and $7,643 as of August 31, 1995, 1994, and 1993
respectively.

         Upon liquidation, the Class A shares have preference over holders of common stock in an amount equal to the issue price plus cumulative dividends in arrears. Cash dividends of $0, $32,910 and $40,031 were paid in 1995, 1994, and 1993, respectively.

Results of Operations

         The following information is derived from the attached financial statements and sets forth, for the periods indicated, the relative percentage that certain income and expense items bear to net sales.

         Fiscal Period Year Ended June 30, 1995 Compared to Fiscal Period Year Ended June 30, 1994. The auditors report for the period ending June 30, 1995 states that as a result of the discontinuation of operations of the Company there is substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         In June, 1995 the Company disposed of one of its wholly owned operating subsidiaries J.A. Industries (Canada) Inc. Subsequent to the year end the Company disposed of an inactive subsidiary, Granite Marketing Corporation. In early March 1995, the Company entered into negotiations with Karl G. Ronstadt and Baboquivari Cattle Company, former shareholders of Hutronix, Inc. to settle outstanding issues and potential liabilities. The Company and the former shareholders could not come to any resolution. On September 23, 1995, the former shareholder of Hutronix, Inc. exercised his right under a put/call agreement dated September 23, 1993 and attached to the original purchase agreement of Hutronix, Inc. dated September 15, 1993. The put option allowed the former shareholder to put 262,000 shares of the Company to the Company at a price of $2.25 creating a liability of $589,500. The Company did not have the resources to pay the liability. On November 21, 1995, subsequent to the year end, the Company entered into an agreement to reverse the acquisition of Hutronix, Inc. the only remaining operating subsidiary of the Company to satisfy all outstanding liabilities between the former shareholder of Hutronix and the Company. The condition that effected the decision to enter into the agreement to reverse the Hutronix acquisition occurred prior to the Company's year end. Although the assets and operations of Hutronix were included in the Company's June 30, 1995 financial statement, they were subsequently disposed of and it was so reported in the Company's December 31, 1995 financial statement.

         As of June 30, 1995, the Company had revenue of $4,330,211 which was a 7.8% increase over the comparable period ended June 30, 1994. Cost of sales were $3,618,347 for the period ended June 30, 1995 as compared cost of sales of $3,674,688 for the corresponding period ending June 30, 1994. The maintaining of cost of sales at the same level as 1994 but an increase in revenue by 7.8% generated a gross margin of $711,864 or 16.9% of Sales for the period ended June 30, 1995 compared to gross margin of $368,252 or 9.1% for the period ended June 30, 1994. General and administrative expenses for June 30, 1995 were $1,623,487 which was a 22.8% increase compared to the corresponding period for June 30, 1994 of $1,256,765. The increase is partly reflected by the increase in management expenses to increase the revenue for the period. Part of the General and Administrative expenses for 1995 were paid of non-cash items whereby the Company issued restricted common shares for services rendered or settlement of debt in the amount of $51,982 compared to the issuance of no shares for the corresponding period ending June 30, 1994 for similar reasons. The Company had a total loss for the year of $1,714,526 or ($0.25)/shares as compared to a total loss of $1,497,305 or ($0.28)/share for the period ending June 30, 1994.

         Subsequent to the year ending June 30, 1995 the Company entered into a Merger with Kenmar. A condition of the Merger is that the Company is to have no liabilities and working capital of $200,000. To this end, though the Company has an inactive status, there are substantial one time charges to eliminate all liabilities and to settle contract obligations.

         For the first quarter period ending September 30, 1995 the Company had revenue of $532,310. compared to sales of $1,179,629 for the corresponding period in 1994. The decrease in sales can be attributed to the disposition of J.A. Industries (Canada) Inc. prior to year end June 30, 1995 as Hutronix, Inc., the only remaining operating subsidiary, had an increase in sales of 18% over the corresponding period ended September 30, 1994. Cost of sales for the 3 month period ended September 30, 1995 were $455,030 generating a gross profit margin of $77,280 or 14.5% of sales compared to a cost of sales of $1,013,768 generating a gross profit of $165,861 or 14% of sales for the 3 month period ended September 30, 1994. Again, the decrease in cost of sales can be attributed to the disposition of J.A. Industries (Canada) Inc. prior to the year ended June 30, 1995. For the three month period ending September 30, 1995 G&A was $781,384 compared to $239,620 for the corresponding period in 1994. Increased legal and accounting expenses accounted for approximately $75,000 of the expense. As well, a large portion of the expense was a one time charge to pay outstanding liabilities and the termination of outstanding contracts. The preceding items, except for accounting fees, were mostly settled with the issuance of restricted common stock of the Company. On September 23, 1995, Baboquivari Cattle Company exercise its put option under a put/call agreement dated September 23, 1993. The option obligated the Company to purchase 262,000 shares of the Company's stock from Baboquivari at a price of $2.25 creating an unfunded liability of $589,500. Subsequent to the first quarter ended September 30, 1995, the Company entered into an agreement with Baboquivari Cattle Company to reverse its September 15, 1993 acquisition agreement of Hutronix, Inc. in exchange for the release of all liabilities from Hutronix, Inc and Baboquivari Cattle Company.

         On November 21, 1995 the Company entered into an agreement with Baboquivari Cattle Company to transfer all title of Hutronix, Inc. to Baboquivari Cattle Company in exchange for a release of all liabilities. Due to this disposition of the last operating subsidiary of the Company, the Company had no revenue for the three month period ending December 31, 1995 compared to of $1,237,956 for the three month period and $2,417,585 for the six month period ending December 31, 1994. General and administrative expenses for the period three month period ended December 31, 1995 were $81,921 compared to the corresponding three month period in 1994 of $239,877. The Company experienced a net loss of $83,316 for the three month period ending December 31, 1995 compared to a loss of $86,107 for the corresponding period in 1994. The net loss from operations for the six month period ending December 31, 1995 was $746,960 compared to $190,989 for the corresponding period in 1994. The loss in 1995 is attributed to the reorganization and elimination of ongoing contracts and liabilities the Company needed to satisfy to proceed with its Merger with Kenmar. The Company had a shareholder's deficit of $282,683 for the period ended December 31, 1995 compared to net equity of $595,265 for the corresponding period in 1994. Accounts payable at December 31, 1995 were $138,167 compared to $928,358 for the corresponding period 1994. Due to the discontinuation of operations, the Company's payables were reduced dramatically. Most of the expense is attributed to legal and accounting costs due to the restructuring of the Company. Subsequent to the disposition of Hutronix, the Company was relieved of its obligation to guarantee the mortgage on the facilities occupied by Hutronix in Douglas, Arizona. Therefore, long term debt was reduced to zero from $561,842 in the corresponding prior year period.

         For the three month period ending March 31, 1996 the Company had no operations and therefore no revenue compared to sales of $1,035,397 for the three month period ended March 31, 1995 and sales of $3,452,982 for the nine month period ended March 31, 1995. General and Administrative expenses for the three month period ended March 31, 1996 were $298,405 compared to $262,027 for the corresponding period in 1995. G&A for the nine month period ended March 31, 1996 was $1,043,970 compared to $741,524 for the corresponding period in 1995. The G&A costs can be attributed to the restructuring and reorganization the Company experienced from the disposition and discontinuation of operations and the Merger agreement the Company entered into with Kenmar Business Groups, Inc. The Company had a net loss from operations of $1,118,561 for nine month period ended March 31, 1996 compared to $300,884 for the corresponding nine month period in 1995. The Company had a Shareholder's deficit of $203,695 at March 31, 1996 compared to Net Equity of $670,141 for the same period 1995. Current liabilities were significantly reduce due to cessation of operations to 220,276e for the period ended March 31, 1996 compared to Current Liabilities of $964,465 for the corresponding period ended March 31, 1995.

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                                       39

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITIONS AND RESULTS OF OPERATIONS

GENERAL

Kenmar provides manufacturing services to original equipment manufacturers ('OEM's') in the electronics industry, including producers of industrial controls, computers & peripherals and instrumentation. Primary services include materials procurement, printed circuit card and chassis assembly, and testing. Kenmar has approximately 20 customers, 6 of which accounted for 79% of its sales for the six months ending February 29, 1996. Following to the loss of its largest customer in 1995, Kenmar conducted its operations in 42,000 square feet of flex space with 85 employees. Since such loss, steps have been taken to size the operations to more closely match the revenue without losing the key employees and skills required to regrow the business. To date, this has caused Kenmar to incur losses from operations for fiscal 1996. Kenmar currently operates one facility in Raleigh, North Carolina with approximately 40 employees in 21,000 square feet of flex space.
Operations are near 40% capacity with one shift active.

Operating results are generally affected by a number of factors, including the relative mix of higher volume/lower margin business and lower volume/higher margin business, price competition, raw material costs, labor efficiencies, the degree of automation that can be used in the assembly process and the efficiencies achieved by Kenmar in managing inventories and fixed assets. The amount of sales Kenmar has derives from turnkey manufacturing in which it procures some or all of the components necessary for production vs the amount of sales derived from labor sales directly effects the overall gross margin of the business. Inflation has not been a significant factor in the results of Kenmar's operations because Kenmar's price quotations for turnkey jobs are generally valid for thirty days and Kenmar typically reserves the right to pass on certain cost increases under some of its turnkey orders or contracts.

The financial information and discussion below should be read in conjunction with the unaudited financial statements dated February 29, 1996 and February 28, 1995 and the audited financial statements, and the notes attached thereto, dated August 31, 1995.


RESULTS OF OPERATIONS

          COMPARISON OF SIX MONTHS ENDED FEBRUARY 28, 1995 AND FEBRUARY 29, 1996 BASED ON THE UNAUDITED FINANCIAL STATEMENTS REFERENCED HEREIN

The following table sets forth certain operating data as a percentage of net sales:

                                               Six Months Ending February 29, 1996
                                                               & February 28, 1995
                                                         1996       1995
         Net sales                                       100%       100%
         Cost of goods sold                              101.4       90.1
                                                        ------     ------
         Gross profit                                     (1.4)       9.9
         Selling, general, and administrative             29.3        5.4
         Operating income                                (30.7)       4.5
         Interest & other expenses (net)                 126.1       (1.7)
                                                        ------     ------
         Income before income taxes                       95.4        2.8
         Income taxes                                      --         --
         Net income                                       95.4        2.8
                                                        ======     ======

The factors affecting changes in the percentages shown in the foregoing table are discussed below. SETTLEMENTS: During the first quarter of fiscal 1996, Kenmar reached various Settlements with its largest customer, which represented 80% of Kenmar's ongoing order input at such time, and its suppliers for the cancellation and discontinuation of production of nearly fifty products and assemblies. As a part of the settlement, Kenmar signed an agreement with its then largest customer that relieved Kenmar of trade accounts payable to the customer and other suppliers of $1,121,151. The agreement provided the customer relief of trade payables to Kenmar of $52,957. Further, suppliers to Kenmar for materials and services used on behalf of its largest customer and related product lines relieved Kenmar of approximately $500,000 of accounts payable. Supplier Settlements were essentially 50% of the amount owed with half of the 50% being paid in quarterly installments beginning January 1, 1996. Though a significant number of suppliers were involved above, Kenmar has been able to continue to purchase materials through ordinary sources, including some of the suppliers mention above.

With eighty percent less order input than that of the prior period and a reduced infrastructure, Kenmar continued operations with a core group of employees and an average base revenue of approximately $225,000 per month. Kenmar's financial performance more closely mirrors that of a company emerging from a new company with fixed overheads established to support higher levels of revenue than are currently attainable; however, without such overhead and infrastructure, Kenmar will not be able to attract its targeted business.

NET SALES. Net sales for 1996 were $1,354,383, $6,911,885 less than that of the same period in 1995 primarily due to a $7,434,602 decrease in shipments to Kenmar's largest customer, offset by increases to other customers. Three new customers with approximately $250,000 of new orders were added in 1996.

GROSS PROFIT. Gross profit was reduced $835,702 from 1995 to 1996 resulting primarily from the substantial drop in net sales. Material cost of sales were 18% lower, offsetting the effect of volume reduction. There were also offsetting cost reductions in direct labor of $366,554 and manufacturing overhead of $280,155. Operations were run at a loss, as planned, due to the fixed overhead expenses kept in place to regrow the business during 1996. Such overhead could not be fully absorbed by the level of sales during the six month period discussed.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES ("SG&A"). SG&A expense for 1996 was $49,175 less than that of 1995, resulting from $86,050 reduction in sales commissions, partially offset by compensation to a new sales employee. Kenmar evaluates, when circumstances warrant, the recoverability of the cost in excess of net assets of acquired businesses by comparing the sum of the undiscounted projected future cash flows attributable to each customer to the carrying value of the related asset. Projected cash flows are estimated for a period approximating the remaining lives of Kenmar's long-lived assets. As a result of such evaluation Kenmar took a writedown of $160,000 during the year ended August 31, 1995.

OPERATING INCOME.   Profit from operations for 1996 prior to the addition of
misc. income was ($416,760) or $664,240 less than that of 1995. This is the result of substantial lower volume offset by margin mix and cost reductions as explained above. The misc. income of $1,724,781 reflects the income generated from the Settlements described above.

INTEREST EXPENSE. Interest for 1996 of $29,214 was substantially reduced from $141,968 in 1995 as a result of Kenmar's cash and cash equivalents position which has permitted operations without outside banking or any other lending sources.

INCOME TAX EXPENSE. Kenmar has not recorded an income tax provision at this time due to the tax loss carry forward from fiscal 1994. In addition, Kenmar believes that it met the insolvency tests per section 108 of the Internal Revenue Code prior to the Settlements causing the income at that time to be exempt from taxation. If Kenmar fails to pass the aforementioned insolvency test, the booking of a tax provision could adversely effect its net income and earnings per share for the period ending February 29, 1996.


LIQUIDITY AND CAPITAL RESOURCES

Kenmar's cash and cash equivalents increased by $699,187 from 2/28/95 through 2/29/96. The majority of the cash flow generated during 1996 came from the Settlements as described above.

Kenmar used approximately $50,000 in cash in investing activities primarily for capital expenditures in new test equipment to support new customer programs.

Payments were made to reduce long-term debt during 1996 as well as the first quarterly installment due per the Settlements, as described above, in an approximate amount of $46,500 on January 1, 1996. Dividends for the Class A Cumulative Preferred stock were paid during 1996 for the first quarter ending 11/30/95 in the amount of $12,408.

As of February 29, 1996, Kenmar has not required financing from outside banking or any lending sources.


         COMPARISON OF YEARS ENDED AUGUST 31, 1994 AND AUGUST 31, 1995 BASED ON THE AUDITED FINANCIAL STATEMENTS REFERENCED HEREIN

The follow table sets forth certain operating data as a percentage of net sales:

                                            Year Ending August 31st
                                                1995      1994
Net sales                                       100%      100%
Cost of goods sold                               89.2      98.9
                                               ------    ------
Gross profit                                     10.8       1.1
Selling, general, and administrative              7.9       6.4
Operating income                                  2.9      (5.3)
Interest & other expenses (net)                  (1.7)     (1.0)
                                               ------    ------
Income before income taxes                        1.2      (6.4)
Income taxes                                      --       (0.4)
Net income                                        1.2      (6.0)
                                               ======    ======


The factors affecting changes in the percentages shown in the foregoing table are discussed below.


NET SALES. Net sales are net of discounts and customer returns and are recognized upon shipment of an order to a customer. Net sales decreased $7,361,935 or 32% from $22,927,597 in 1994 to $15,565,662 in 1995 due to a decrease of $8,070,393 of our highest volume product line at that time, offset by other increases. Shipments to Kenmar's largest customer accounted for approximately 81% of sales in 1995 and approximately 65% of sales during 1994.

GROSS PROFIT. Gross Profit equals net sales less cost of goods sold, which consist of labor and material, manufacturing costs (primarily lease payments for, and depreciation of, manufacturing equipment and facilities) and other manufacturing costs. Gross profit increased in 1995 to $1,682,572 from $242,429 in 1994 as Kenmar consolidated its operations from two facilities into one and focused on its strategic customers and their key products. The negative effect of the $7,361,935 volume drop was offset by a better product mix and by reductions in direct labor of $193,393 and manufacturing expenses of $506,902. There were also non-recurring expenses related to downsizing. During 1995, Kenmar reviewed its leasehold improvements, machinery, equipment and computer hardware and software for impairment as a result of it ceasing to do business with its major customer. Kenmar estimated future cash flows and compared it with the net asset value of the related assets. This analysis resulted in a write down of approximately $180,000 which is included as part of cost of goods sold in the income statement.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses ('SG&A') consist primarily of non-manufacturing salaries, sales commissions, and other general expenses. SG&A expense were reduced from $1,466,289 in 1994 to $1,223,587 in 1995 as the above mentioned consolidation was effected. Changes made included a reduction of sales and marketing expenses of $148,000, mostly sales commissions of $136,000, and other reductions of administrative expenses of $35,000. There were also non-recurring expenses in 1994 of approximately $60,000.

OPERATING INCOME. Operating income is gross profit less SG&A. Operating income increased from a loss of $1,223,860 in 1994 to $448,985 in 1995 as Kenmar eliminated the above mentioned product lines and consolidated its operations.

INTEREST & OTHER INCOME. The interest & other income for 1995 increased slightly from $233,795 in 1994 to $267,487 due mainly to the increased cost of capital from its lenders.

INCOME TAX EXPENSE. Kenmar did not book an income tax provision due to the tax loss carry forward from fiscal 1994.


LIQUIDITY AND CAPITAL RESOURCES

In past years Kenmar has financed its operations primarily with borrowing from banks, lending institutions, private lenders and cash flow from operating activities. Cash flow provided by operating activities was $3,392,419 and used by operating activities was $184,162 in 1995 and 1994 respectively. Of the cash provided/(used) in 1995, the major items were a 55% reduction of inventory, 30% reduction of accounts receivable, and a (22%) reduction of accounts payable. The majority of the cash flow from operating activities in 1995 was the result of the phase-out of the manufacturing activities that resulted in the Settlements described above in 'Results of Operations'.

Kenmar used cash in investing activities primarily for capital expenditures in 1994 and 1995. These outlays consisted primarily of manufacturing equipment and leasehold improvements.

Kenmar generated cash from financing activities in 1994 from the issuance of short & long-term debt and Class A Cumulative Preferred and Common stock totaling $443,982. In 1995 Kenmar repaid $1,810,054 in debt obligations.

                          KENMAR BUSINESS GROUPS, INC.
                              Statements of Income
         Six-month periods ended February 29, 1996 and February 28, 1995
                                    UNAUDITED


                                                                Six Months Ending
                                                            February 29,  February 28,
                                                               1996          1995
Sales                                                       $ 1,354,383    $ 8,266,268
Cost of Goods Sold                                            1,373,793      7,449,976
                                                            -----------    -----------

         Gross profit                                           (19,410)       816,292

General, selling and administrative expenses                    397,350        446,525
                                                            -----------    -----------

         Operating income (loss)                               (416,760)       369,767

Other income (expense)
    Interest income                                              30,443          2,610
   Miscellaneous income                                       1,724,781           --
   Interest expense                                             (29,214)      (141,968)
   Miscellaneous expense                                        (18,300)          --
                                                            -----------    -----------

         Other income (expense)                               1,707,710       (139,358)
                                                            -----------    -----------

         Income (loss) before income taxes                    1,290,950        230,409

Income tax benefit (expense)                                       --             --
                                                            -----------    -----------

         Net income                                           1,209,950        230,409

Accretion of preferred stocks                                   (29,285)       (27,003)

Undeclared dividend on preferred stock                          (12,408)       (24,323)
                                                            -----------    -----------

         Net income applicable to common stockholders       $ 1,249,258    $   179,084
                                                            -----------    -----------

Weighted average number of shares                                64,714         60,369
                                                            -----------    -----------

         Net income per common share and common
         equivalent                                         $     19.30    $      2.97
                                                            -----------    -----------


                          KENMAR BUSINESS GROUPS, INC.
                           Consolidated Balance Sheets
                     February 29, 1996 and February 28, 1995
                                    UNAUDITED

                                                                  February 29, February 28,
                                                                     1996         1995
             Assets
Current assets:
    Cash and cash equivalents                                    $  744,533   $   45,346
    Accounts receivable - trade, net of allowance for
       doubtful accounts of $5,500 in 1996 and $65,807
       in 1995.  Also net of allowance for returns of
       $22,410 in 1995                                              531,478    2,165,026
    Accounts receivable - other                                      15,865        3,609
    Inventories                                                     317,531    1,256,409
    Prepaid expenses and other current assets                       110,085       51,296
                                                                 ----------   ----------
         Total current assets                                     1,719,492    3,521,686
                                                                 ----------   ----------

Property and equipment - net                                        496,337      908,665
                                                                 ----------   ----------

Other assets:
   Deposits and other assets                                         72,998      352,382
   Cost in excess of net assets of acquired business
      net of accumulated amortization of  $  212,250
      In 1996 and $ 35,000 in 1995                                   87,750      265,000
                                                                 ----------   ----------
         Total other assets                                         160,748      617,382
                                                                 ----------   ----------


         Total assets                                             2,376,577    5,047,733
                                                                 ----------   ----------

          Liabilities and Stockholders' Equity (Deficit)

Current liabilities:
   Line of credit                                                      --      1,911,547
   Current maturities of long-term debt                               4,317      132,003
   Current obligations under capital leases                          35,203       35,203
   Accounts payable, trade                                          621,852    2,397,521
   Ohter accrued liabilities                                         94,833       57,182
                                                                 ----------   ----------
         Total current liabilities                                  756,205    4,533,456
                                                                 ----------   ----------

Long-term debt, less current maturities                             541,236      627,614
                                                                 ----------   ----------

Long-term obligations under capital leases                           57,750       94,283
                                                                 ----------   ----------

Class A preferred stock, including accretion and
   accrued dividends                                                759,129      626,206
                                                                 ----------   ----------

                          KENMAR BUSINESS GROUPS, INC.
                           Consolidated Balance Sheets
                     February 29, 1996 and February 28, 1995
                                    UNAUDITED

                                                              February 29,           February 28,
                                                                  1996                    1995
Stockholders' equity (deficit)
   Common stock, $1 par value; authorized 100,000
     shares in 1996 and 1995 issued and outstanding                       64,714             64,714
Additional paid-in capital                                               213,941            243,226
Retained earnings (deficit)                                              (16,398)        (1,141,766)
                                                                ----------------    ---------------
   Total stockholders' equity (deficit)                                  262,257           (833,826)
                                                                ----------------    ---------------

         Total liabilities and stockholders' equity (deficit)          2,376,577          5,047,733
                                                                ----------------    ---------------

                                   Proposal 2

                              ELECTION OF DIRECTORS

                Five (5) directors are to be elected at the Special Meeting, each to hold office until the next Annual Meeting of Stockholders and until a successor is elected. It is the intention of the persons named in the enclosed proxy form to vote, if authorized, the proxies for the election as directors of the five (5) persons named below as nominees. If any nominee declines or is unable to service as a director (which is not anticipated), the persons named as proxies reserve full discretion to vote for any other persons who may be nominated.

                None of the nominees have previously held positions with the Corporation. Election of the nominees is a condition precedent for the effectiveness of the Merger Agreement. The following table sets forth for each nominee for election as a director his or her name and his or her principal occupation:


                                             PERSONAL INFORMATION                       DIRECTOR
NAME                       AGE                 AND OCCUPATION                           SINCE

Kenneth H. Marks           32                Has been Chief Executive,                  --
                                             President, and a director
                                             of Kenmar since 1984. Kenneth
                                             H. Marks is the son of Kenneth
                                             L. Marks listed below

Craig Macnab               39                Has been a director of Kenmar              --
                                             Since 1993.  He has been a
                                             managing partner with McNeil
                                             Advisors since 1992.  Prior
                                             to joining McNeil Advisors, Mr.
                                             Macnab was the Managing Partner
                                             Of Bradford & Co.  He is a
                                             director of J.D.N. Realty.



                                       47




Alan G. Finkel                         62    Has been a director of Kenmar              --
                                             since 1992.  Has been a Manage-
                                             ment consultant since 1989
                                             Prior to 1989 he held numerous
                                             Positions with ITT, including
                                             President & General Manager of
                                             MacKay Communications, a division
                                             of ITT

Kenneth L. Marks(1)                    61    Has been a director of Kenmar              --
                                             since 1984.  Management Consultant
                                             Since October 1995.  Director of
                                             Labor Relations and personnel
                                             positions from 1974 thru 1995
                                             with Carolina Freight Carriers
                                             Corporation.  Is the father of
                                             Kenneth H. Marks, listed above

Ray Steckenrider                       71    has been a director of Kenmar              --
                                             since 1995.  Has been President
                                             of Autotron Corporation since
                                             1986


(1) Kenneth L. Marks is the father of Kenneth H. Marks


Executive Compensation

         The following table shows all the cash compensation paid or to be paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Chief Executive Officer for such period in all capacities in which he served. No other Executive received total annual salary and bonus in excess of $100,000.


                           SUMMARY COMPENSATION TABLE

                             Long Term Compensation
                            Annual Compensation      Awards              Payouts
       (a)                   (b)      (c)     (d)      (e)               (f)      (g)     (h)      (i)
- -----------------          ------   ------  ------   ------            -------  ------  -------  -----
                                                     Other             Restrict         All other
                                                     Annual            ed stock         LTIP     Compensa-
Name and Principal                  Bonus/           Compen-           Award    Options Payouts  tion
Position                   Year     Salary    ($)    sation($)           ($)      SARs    ($)      (i)
- ------------------         ----     ------  ------   ---------         -------  ------  ------   -----
Robert Knight              1995     $36,000                               0       0        0        0
President                  1994     $36,000                               0     10,000
                           1993     $36,000

Alexander Michie           1995     $10,000                               0                0        0
former director            1994     $36,000                               0     10,000
                           1993     $36,000

Karl Ronstadt              1995     $62,000                               0                0        0
former director            1994     $72,000                               0     10,000
                           1993     $54,000



                                       48





James Burns                1995     $55,000                               0        0       0        0
Chairman of the            1994        0
Board                      1993        0

         The following table sets forth information with respect to the Chief Executive Officer concerning exercise of options during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

  (a)                        (b)                 (c)               (d)                     (e)
                                            Percent of total
                                            Options/SARs
                           Options/         Granted to
                           SARs             Employee          Exercise or base          Expiration
Name                       Granted          Fiscal Year       Price ($/SH)              Date
Robert W. Knight           0                  0               N/A                       N/A

         The following table sets forth information with respect to the Chief Executive Officer concerning exercise of options during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year:

         AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR

  (a)                       (b)                (c)               (d)                         (e)
                                                                                        Value of
                                                              Number of                 Unexercised
                                                              Unexercised               In-the-money
                                                              Options/SAR               Options/SAR
                           Shares                             at FY-end (#)             at FY-end (#)
                           Acquired on      Value             Exercisable/              Exercisable/
Name                       Exercise (#)     Realized          Unexercisable             Unexercisable
Robert W. Knight               0              N/A               10,000                      0

         The following table sets forth information with respect to the Chief Executive officer concerning the grants of options and Stock Appreciation Rights ("SAR") during the past fiscal year:

                     Estimated Future Payout under Non-Stock
                                Price Based Plans

   (a)                        (b)               (c)              (d)             (e)               (f)
                                            Performance
                           Number of        or Other
                           Shares, Units    Period Until
                           or Other         maturation or     Threshold         Target           Maximum
Name                       Rights (#)       Payout            ($ or#)           $ or #)          ($ or #)
- ------------------         -------------    -------------     -------------     ----------       --------
Robert W. Knight             0                 0                N/A               N/A              N/A

                Under the terms of the Merger Agreement, the following persons have been designated to serve as executive officers of the Company following the consummation of the Merger:


                                                                  Present
Name                         Age            Title             Position at Kenmar

Kenneth H. Marks             32           President              President
                                          Chief Executive        Chief Executive
                                          Officer                Officer

Gene Smith                   45           Chief Operating        Chief Oper.
                                          Officer                Officer


Kenneth L. Marks             61           Secretary              Secretary


         As a condition precedent of the Merger, JA shall enter into a management consulting agreement with G.M. Capital Partners Ltd. ("GMCP") a, corporation unaffiliated with any parties to the Merger Agreement. The agreement provides for a term of 12 months with monthly payments to GMCP of $5,000. In addition, certain additional fees shall be paid to GMCP in the event it arranges any financing for the benefit of the Company.


                These additional fees include a cash payment equal to 10% of the gross proceeds of any private financing it arranges for the Company. In the event GMCP arranges a public offering or sells more than 5% of the Company, its fees shall be a cash payment of 3% of the gross proceeds of the offering. GMCP had no role in connection with the proposed merger between the Company and Kenmar.

                The Company has sole discretion in accepting financing arranged by GMCP and all additional fees earned by GMCP shall be paid on the closing of the transaction.

                Commencing at the Effective Time of the Merger, the Company shall enter into an employment agreement with Kenneth H. Marks providing for Mr. Marks to become its Chief Executive Officer for a period of 5 years at a salary of $125,000 per year. Among additional terms, the agreement also provides for a yearly bonus equal to 8% of the net after tax profit of the Company; a 5% annual salary increase; a grant of 350,000 options pursuant to a Qualified Stock Option Plan and either a $100,000 (1) loan or (2) payment upon the signing of an employment agreement.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS OF MANAGEMENT



                The following table sets forth, as of March 15, 1996 information with respect to (1) any person known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock, (2) the shares of Common Stock beneficially owned by each officer and director of the Company, and (3) the total of the Company's Common Stock beneficially owned by the Company's officers and directors as a group.


Stockholder                   Beneficially owned       Class

Karl Gelbard                         10,000             0.1%
4001 South Ocean Drive
Hollywood, FL 33019



Robert W. Knight                    297,259             3.2%
4025 Sunset Boulevard

North Vancouver, B.C
Canada



All directors and                   307,259             3.2%
offices as a group

(2 persons)

                 PRINCIPAL STOCKHOLDERS OF J.A. INDUSTRIES, INC.
                           (AFTER MERGER WITH KENMAR)

         The following table sets forth as of the effective date of the merger and after the 1 for 4 reverse split, certain information with respect to the shares of the Company's Common Stock to be beneficially owned by (i) stockholders owning more than 5% of the Company's Common Stock, (ii) the Company's directors and officers, and (iii) all of the Company's directors and officers as a group.


Stockholder                        Beneficially owned     Class

Kenneth H. Marks                        417,088           7.6%

Craig Macnab                             66,534           1.2%

Royal Bank of Scotland                  375,000           6.9%

Kenneth L. Marks                         18,204           0.3%

Ray Steckenrider                          1,154           nil


All directors and
officers as a group
(4   persons)                           502,980           9.2%

                           COMMON STOCK OF THE COMPANY

 Market Price Information

                The Company's Common Stock is traded over-the-counter and its quotations are carried in the National Quotation Bureau's daily "Pink Sheets."

                The following table shows the range of high and low bid or last trade quotations for the Company's Common Stock in the over-the-counter market as reported to the Company by the National Quotation Bureau Incorporated. The quotations reflect prices between dealers, without retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions or be indicative of prices at which the Company's stock was traded. In November of 1992, the Company effected a reverse stock split on a one for five basis. All bids reflected below have been adjusted to give effect to the reverse split.

                                  COMMON STOCK


Period                                               Bid Price
                                                     High         Low


through April 30, 1996                               3/4         13/32
Quarter ended March 31, 1996                         21/32       13/32
Quarter ended December 31, 1995                      11/16         .19
Quarter ended September 30, 1995                     1 3/8       27/32
Quarter ended June 30, 1995                          1 3/8       1
Quarter ended March 31, 1995                         2           1
Quarter ended December 31, 1994                      2 1/8       1 9/16
Quarter ended September 30, 1994                     2           1 1/2
Quarter ended June 30, 1994                          2           1 3/4
Quarter ended March 31, 1994                         2 1/4       1 5/8
Quarter ended December 31, 1993                      2 3/8       1 3/8
Quarter ended September 30, 1993                     21/2        1 1/2

                The number of record holders of the Company's Common Stock, as of March 15, 1996, was approximately 305. However, the Company believes that there may be substantially more beneficial holders.

Dividend Policy.

                The Company has not paid any dividends on its Common Stock since its inception. The Company anticipates that for the foreseeable future, earnings, if any, will be retained for use in the business or for other corporate purposes, and it is not anticipated that cash dividends will be paid on its Common Stock.


                             POST MEETING FINANCING


         In a private transaction, subject to stockholder approval of the Merger Agreement, the Company has raised $510,000 through the sale of 1,500,000 shares (pre-split) of its Common Stock. The monies are being held in escrow, to be released to the Company upon the approval by stockholders of the terms of the Merger Agreement. As of May 31, 1996 there were approximately 9,437,304 shares of the Company's Common Stock outstanding. In the event the Merger Agreement is approved by the stockholders an additional 1, 500,000 shares would be issued and accordingly , approximately 10, 937,304 shares will then be outstanding. As a result of the issuance of these additional 1,500,000 shares, the existing shareholders of the Company will receive a 43 % interest in the merged entity and the holder of the 1,500,000 shares 7% interest. The interest of the former Kenmar shareholders in the merged entity remains at 50%.

         Proceeds of the post meeting financing shall be used as follows:

                Commissions                          $    51,000
                Professional Fees                         70,000
                Accounts Payable                         168,000
                Working Capital                          221,000
                                                        --------
                                                      $  510,000

                                   PROPOSAL 3
                          APPROVAL OF AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION TO
                          PROVIDE FOR A CHANGE OF NAME


                On January 22, 1996, the Company's Board of Directors approved subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to provide for a change in name of the Corporation to Electronic Manufacturing Services Group, Inc. The purpose of the change in name is to more adequately describe the future operations of the Company.

                The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Special Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.

                The Board of Directors unanimously recommends a vote "FOR" approval of the proposed amendment to the Certificate of Incorporation to provide for a change of name.

DESCRIPTION OF CAPITAL STOCK OF THE COMPANY

                The Company is authorized to issue twenty million (20,000,000) shares of Common Stock, $.0025 par value per Share and 2,000,000 shares of Preferred Stock, $.01 par value per share. Each outstanding Share of Common Stock is entitled to one vote, either in person or by proxy, on all matters that may be voted upon by the owners thereof at meetings of the stockholders.

                The holders of Common Stock (i) have equal ratable rights to dividends from funds legally available therefor, when, and if declared by the Board of Directors of the Company; (ii) are entitled to share ratably in all of the assets of the Company available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs of the Company; (iii) do not have preemptive, subscription or conversion rights, or redemption or sinking fund provisions applicable thereto; and (iv) are entitled to one non-cumulative vote per Share on all matters on which stockholders may vote at all meeting of stockholders.

                There are no preferred shares currently designated, issued or outstanding. The Board of Directors is empowered to designate classes of the Company's Common and Preferred Stock and to establish relative rights, preferences, qualifications and restrictions with regard to any designated classes.

                                   Proposal 4

                   Approval for a 1 for 4 Reverse Stock Split

                On January 22, 1996 the Company's Board of Directors approved, subject to stockholder approval, a 1 for 4 reverse stock split in which one (1) share of Common Stock will be outstanding for each four (4) shares of Common Stock previously outstanding. The primary reason for the proposed reverse stock split is to reduce the number of outstanding shares as well as comply with the provisions of the Merger Agreement.

                Currently, the Company is authorized pursuant to its Certificate of Incorporation to issue 20,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. As of May 31, 1996, there were 9,437,304 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. Presuming the issuance 1,500,000 pre split shares of Common Stock in the private transaction, the reverse split will result in a reduction in the number of shares of Common Stock outstanding to approximately 2,734,326 shares. The reverse split will not alter the number of authorized shares of stock or any other provision of the Company's Certificate of Incorporation.

                Presently, the Company has 9,437,304 shares of Common Stock outstanding and 10,562,696 unissued shares. If the reverse split and merger are approved by the stockholders (and 1,500,000 shares are issued pursuant to the private placement), outstanding shares will be reduced to 2,734,326 and unissued shares increased to 17,265,674. Potential uses for such authorized unissued shares include acquisitions, additional stock option plans and stock dividends. At the present time, the Company is not authorized unissued shares.

                The Board of Directors unanimously recommends a vote "For" approval of a proposed amendment to the Certificate of Incorporation to provide for 1 for 4 Reverse Stock Split of each outstanding share of the Company's common stock.



                              Financial Statements

                The audited financial statements of JA for the years ended December 31, 1991 and 1992 and June 30, 1994 and 1995 and Kenmar for the years ended August 31, 1994 and 1995 included in this proxy statement have been audited by Semple & Cooper and KPMG Peat Marwick LLP independent certified public accountants, respectively.



                             Presence of Accountants
                               at Special Meeting

                Representatives of JA's and Kenmar's independent accountants are not expected to be present at the Special Meeting, but will be available by telephone to respond to appropriate questions of stockholders.

                             Stockholder's Proposal

                From time to time, stockholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at the Annual Meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 1996 Annual Meeting must be received by the Corporation no later than March 15, 1997.




                                  Other Matters

                At the date of the proxy statement, the only business which management intends to present or knows that others will present at the meeting is hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.


                                                        Robert Knight,
                                                        President

Dated: March ____, 1996

                              J.A. INDUSTRIES, INC.


                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                       SPECIAL MEETING ON      , 1996

                The undersigned hereby constitutes and appoints Robert W. Knight who is authorized to act as attorney and proxy with full power of substitution according to the number of shares of Common Stock of J.A. Industries, Inc. which the undersigned may be entitled to vote with all powers which the undersigned would possess if personally present at the Special Meeting of its Stockholders to be held on _________, 1996 at 8:00 a.m. in the forenoon at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. at 2500 First Union Capitol Center Raleigh, North Carolina 27601 and at any adjournment thereof, on matters properly coming before the Meeting. Without otherwise limiting the general authorization hereby given, said attorney and proxy is instructed to vote on the proposals set forth below and described in the Proxy Statement dated ______________, 1996.


                The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement, each dated _________, 1996.


                UNLESS OTHERWISE SPECIFIED IN THE SPACE PROVIDED, THE UNDERSIGNED'S VOTE IS TO BE CAST "FOR" THE ELECTION OF ALL LISTED NOMINEES; "FOR" APPROVAL OF AGREEMENT AND PLAN OF MERGER; "FOR" APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND "FOR" THE APPROVAL OF A REVERSE STOCK SPLIT AND IN ACCORDANCE WITH THE DIRECTOR'S RECOMMENDATIONS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.


                PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

         A vote "FOR" is recommended by the Board of Directors on the following proposals.

I.       Approval of Agreement and Plan of Merger

         ( )   FOR            ( )   AGAINST         ( )   ABSTAIN


II.      The election of five directors

NOMINEES:       KENNETH H. MARKS, CRAIG MACNAB, ALAN G. FINKEL, KENNETH L. MARKS
AND RAY STACKENRIDER

         ( )   FOR            ( )   AGAINST         ( )   ABSTAIN


For all nominees except as noted above



III. Approval of Amendment to the Certificate of Incorporation to provide for change of name.


         ( )   FOR           ( )   AGAINST          ( )   ABSTAIN


IV.      Approval of a 1 for 4 reverse stock split.


         ( )   FOR           ( )   AGAINST          ( )   ABSTAIN

IMPORTANT: IN SIGNING THIS PROXY, PLEASE SIGN YOUR NAME OR NAMES ON THE SIGNATURE LINES BELOW IN THE EXACT FORM APPEARING ON THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOU FULL TITLE AS SUCH.
EACH JOINT TENANT MUST SIGN.

SIGNATURE:                                  DATE:


SIGNATURE:                                  DATE:

                    AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         AMENDMENT (the "Amendment") TO AGREEMENT AND PLAN OF MERGER, dated as of , 1996 (the "Agreement") by and among J.A. Industries, Inc., a Delaware corporation ("JAI"), J.A. Industries of North Carolina, Inc., a North Carolina corporation and a wholly-owned subsidiary of JAI ("Acquisition"), and Kenmar Business Groups, Inc., a North Carolina corporation ("Kenmar").

                                   WITNESSETH:

         WHEREAS, the parties to the Agreement desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreement herein contained and of other good and valuable consideration, the receipt and legal sufficiency of which they hereby acknowledge, and intending to be legally bound hereby, the parties hereto agrees as follows:

         1. Section 6.7(d) of the Agreement is hereby amended to delete the following language from the certificate legend set forth therein: "THIS RESTRICTIVE LEGEND SHALL BE VOID AND OF NO FURTHER EFFECT AS OF APRIL 12, 1998."

         2. Except as expressly provided this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, all of the date first above written.

                          KENMAR BUSINESS GROUPS, INC.


ATTEST:                                BY:
                                          NAME:
                                          TITLE:
BY:
   NAME:
   TITLE:                              J.A. INDUSTRIES, INC.


ATTEST:                                BY:
                                          NAME:
                                          TITLE:
BY:
   NAME:
   TITLE:                              J.A. INDUSTRIES OF NORTH CAROLINA, INC.

ATTEST:
                                       BY:
BY:                                          NAME:
   NAME:                                     TITLE
   TITLE:

MacKay
& Partners
Chartered Accountants


Independent Auditors' Report


To the Shareholders
J.A. Industries Inc.

We have audited the consolidated balance sheet of J.A. Industries Inc. as at June 30, 1994 and related consolidated statements of loss, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at June 30, 1994, and the results of its operations and the changes in the shareholders' equity and changes in its financial position for the year then ended in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the company will continue as a going concern. As shown in the financial statements, the company incurred a net loss of $1,497,305 and a cash flow deficit from operations of $976,513 during the year ended June 30, 1994, and as at that date had a working capital deficiency of $180,031 and a net worth of $667,558. As described in Notes 8 and 11 to the financial statements, the company is not in compliance with certain loan covenants on two notes and the company's revolving line of credit matures in October 1994. These conditions raise substantial doubt about the company's ability to continue as a going concern, however, no adjustments have been made to reflect this outcome.

The financial statements as at June 30, 1993 and for the period then ended were audited by other independent auditors who expressed an opinion without restriction on those statements in their report dated September 29, 1993.

                                                /s/ MacKay & Partners
                                                Chartered Accountants
Vancouver, Canada
September 29, 1994
(except for notes 8, 11, and 12
as to which the date is October 19, 1994)

                            EXHIBIT A

           SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

                         APPRAISAL RIGHTS

    (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.


    (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to 251, 252, 254, 257, 258, 263 or 264 of this title:

   (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the holders of the surviving corporation as provided in subsection (f) of 251 of this title.

   (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

       a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

       b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National
   Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

      c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

      d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

   (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

   (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

   (d) Appraisal rights shall be perfected as follows:

   (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

   (2) If the merger or consolidation was approved pursuant to

228 or 253 of this title, the surviving or resulting corporation, either before the effective date of the merger or consolidation or within 10 days thereafter, shall notify each of the stockholders entitled to appraisal rights of the effective date of the merger or consolidation and that appraisal rights are available for any or all of the shares of the constituent corporation, and shall include in such notice a copy of this section. The notice shall be sent by certified or registered mail, return receipt requested, addressed to the stockholder at his address as it appears on the records of the corporation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares.

   (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

   (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall, within 20 days after such service, file in the office of the Register of Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.



   (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder;

appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection
(f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

   (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares represented by certificates, upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

   (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

   (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease, notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

   (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                   EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER


                                  by and among


                          KENMAR BUSINESS GROUPS, INC.,


                              J.A. INDUSTRIES, INC.


                                       and


                     J.A. INDUSTRIES OF NORTH CAROLINA, INC.


                            Dated as of March 1, 1996

                       AGREEMENT AND PLAN OF MERGER
                           TABLE OF CONTENTS



ARTICLE I          THE MERGER

Section 1.1        The Merger.
Section 1.2        Option Shares.
Section 1.3        Closing.
Section 1.4        Transaction Documents.

ARTICLE II         REPRESENTATIONS AND WARRANTIES OF JAI AND ACQUISITION

Section 2.1        Existence and Good Standing of JAI and Acquisition.
Section 2.2        Corporate Authority of JAI and Acquisition.
Section 2.3        Capital Stock.
Section 2.4        Subsidiaries.
Section 2.5        SEC Reports and Financial Statements.
Section 2.6        Liabilities.
Section 2.7        Litigation.
Section 2.8        Compliance with Laws.
Section 2.9        No Violations; Consents and Approvals.
Section 2.10       Books and Records.
Section 2.11       Assets; Title to Assets; Encumbrances.
Section 2.12       Leases.
Section 2.13       Contracts.
Section 2.14       Taxes.
Section 2.15       Employee Benefit Plans.
Section 2.16       Independent Contractor Status.
Section 2.17       Broker's or Finder's Fees.
Section 2.18       Insurance.
Section 2.19       Intellectual Property.
Section 2.20       Governmental Regulation.
Section 2.21       Environmental Matters.

                   (a)  Certain Definitions.
                   (b)  Compliance with Environmental Laws.
                   (c)  Asbestos, PCBs, Urea Formaldehyde, and Underground
                         Storage Tanks.
                   (d)  Investigations.
                   (e)  Liens.
                   (f)  Hazardous Substances.
                   (g)  Environmental Approvals.

Section 2.22       Employee Relations.
Section 2.23       Restrictive Documents; Consents.
Section 2.24       Interests in Clients, Suppliers, Etc.
Section 2.25       Bank Accounts; Powers of Attorney.

Section 5.3        Conditions Precedent to Obligations of JAI and Acquisition.

                   (a)  Accuracy of Representations and Warranties.
                   (b)  Performance by Kenmar.
                   (c)  Legal Opinion.
                   (d)  Good Standing and Other Certificates.
                   (e)  No Adverse Change.
                   (f)  No Litigation Threatened.
                   (g)  Consents Under Agreements.
                   (h)  Proceedings.
                   (i)  Marks Employment Agreement.
                   (j)  GMCP Agreement.

ARTICLE VI         CERTAIN COVENANTS AND AGREEMENTS OF THE PARTIES

Section 6.1        Reverse Stock Split.
Section 6.2        Control of Board of Directors of JAI; President and Chief
                     Executive Officer.
Section 6.3        Best Efforts.
Section 6.4        Consent of Stockholders; Proxy Statement.

                   (a)  Consent of Stockholders.
                   (b)  Proxy Statement.

Section 6.5        Employee Benefits; Continued Employment.
Section 6.6        Officers' and Directors' Insurance; Indemnification.
Section 6.7        Stock Transfer Restrictions and Related Matters.

                   (a)  Compliance with Securities Laws.
                   (b)  Tax-Free Reorganization.
                   (c)  Stop Transfer Order.
                   (d)  Certificate Legend.

Section 6.8        Demand Registration Rights.

                   (a)  Certain Definitions.
                   (b)  Demand Registration.
                   (c)  Piggy-Back Registration.

                        (i)  Notice of Registration
                        (ii) Underwriting.

                   (d)  Expenses of Registration.
                   (e)  Registration Procedures.
                   (f)  Indemnification.

Section 6.9        Interim Financial Statements.

ARTICLE VII        SURVIVAL OF REPRESENTATIONS; INDEMNITY

Section 7.1        Survival of Representations.
Section 7.2        Indemnification by JAI.
Section 7.3        Indemnification by Kenmar.

ARTICLE VIII       TERMINATION AND ABANDONMENT

Section 8.1        Termination.
Section 8.2        Effect of Termination.

ARTICLE IX         MISCELLANEOUS

Section 9.1        Fees and Expenses.
Section 9.2        Representations and Warranties.
Section 9.3        Extension; Waiver.
Section 9.4        Public Announcements.
Section 9.5        Notices.
Section 9.6        Entire Agreement.
Section 9.7        Binding Effect; Benefit; Assignment.
Section 9.8        Amendment and Modification.
Section 9.9        Further Actions.
Section 9.10       Headings.
Section 9.11       Counterparts.
Section 9.12       Applicable Law.
Section 9.13       Severability.
Section 9.14       Certain Definitions.
Section 9.15       Signatures.



Schedules

  Schedule 2.3     JAI subscriptions, options, warrants, etc.
  Schedule 2.5     Form 10SB
  Schedule 2.7     Litigation
  Schedule 2.8     Compliance with Laws
  Schedule 2.9     Certain Notices
  Schedule 2.11    Assets
  Schedule 2.13    Contracts
  Schedule 2.14    Taxes
  Schedule 2.16    Independent Contractors
  Schedule 2.18    Insurance Policies
  Schedule 2.19    Trademarks, Etc.
  Schedule 2.20    Governmental Regulation
  Schedule 2.21    Environmental Matters
  Schedule 2.22    Employee Relations

  Schedule 2.23    Restrictive Documents
  Schedule 2.24    Interests in Clients, Suppliers, Etc.
  Schedule 2.25    Bank Accounts
  Schedule 3.2     Corporate Authority of Kenmar
  Schedule 3.4     Kenmar subscriptions, options, warrants, etc.
  Schedule 3.6     Restrictive Documents
  Schedule 3.7     Litigation
  Schedule 3.8     Compliance with Laws
  Schedule 3.9     No Violations; Consents and Approvals
  Schedule 3.11    Contracts
  Schedule 3.12    Taxes
  Schedule 3.13    Governmental Regulation
  Schedule 3.14    Environmental Matters
  Schedule 3.15    Employee Relations
  Schedule 3.16    Interests in Clients, Suppliers, Etc.
  Schedule 3.17    Absence of Certain Changes
  Schedule 3.18    Disclosure


Exhibits

  Exhibit A        Plan of Merger
  Exhibit B        Number of Option Shares Per Stockholder
  Exhibit C        Form of Option Agreement
  Exhibit D        Form of Legal Opinion of Steven A. Sanders, P.C.
  Exhibit E        Form of Marks Employment Agreement
  Exhibit F        Form of Agreement Regarding Substitute Option Agreement
  Exhibit G        Form of Guaranty Agreement
  Exhibit H        Form of Legal Opinion of Smith, Anderson, Blount, Dorsett,
                     Mitchell & Jernigan, L.L.P.
  Exhibit I        Form of GMCP Agreement

                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER, dated as of March 1, 1996 (this "Agreement") by and among J.A. Industries, Inc., a Delaware corporation ("JAI"), J.A. Industries of North Carolina, Inc., a North Carolina corporation and a wholly-owned subsidiary of JAI ("Acquisition"), and Kenmar Business Groups, Inc., a North Carolina corporation ("Kenmar").

                                   WITNESSETH:

         WHEREAS, the respective Boards of Directors of JAI and Kenmar have approved the merger of JAI and Kenmar; and

         WHEREAS, to facilitate such acquisition, the parties hereto desire for Acquisition and Kenmar to engage in, and the Boards of Directors of JAI, Acquisition and Kenmar have approved, the merger of Acquisition with and into Kenmar (the "Merger") upon the terms and subject to the conditions set forth herein and in the related Plan of Merger attached as Exhibit A hereto (the "Plan of Merger");

         WHEREAS, Kenmar and JAI intend and desire for the Merger to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, as amended, for income tax purposes.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements herein contained and of other good and valuable consideration, the receipt and legal sufficiency of which they hereby acknowledge, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                                   THE MERGER

         1.1      The Merger.

                  (a) Upon the performance of all covenants and obligations of the parties contained herein and upon the fulfillment of all conditions to the obligations of the parties contained herein (other than such covenants, obligations and conditions as shall have been waived in accordance with the terms hereof), and in accordance with the North Carolina Business Corporation Act, as amended (the "NCBCA"), at the Effective Time (as defined in subsection
(b) below), Acquisition shall be merged with and into Kenmar in accordance with the Plan of Merger, the separate existence of Acquisition shall cease, and Kenmar shall be the surviving corporation (sometimes referred to herein as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of North Carolina.

                  (b) The Merger shall be effected by the filing of articles of merger with the Secretary of State of the State of North Carolina in accordance with the provisions of Article 11 of the NCBCA. The merger shall become effective at the time set forth in the articles of merger, which shall be filed contemporaneously with the closing conducted pursuant to Section 1.3 below. The time and date when the Merger shall become effective is hereinafter referred to as the "Effective Time".

                  (c) For purposes of exchanging shares of Kenmar's Common Stock for unregistered shares of Common Stock of JAI pursuant to the Plan of Merger, each share of Kenmar's Common Stock shall be converted into the right to receive Forty-One (41) shares of unregistered Common Stock of JAI (the "Exchange Ratio"). The Exchange Ratio shall be a number that upon consummation of the Merger (and taking into account the Reverse Stock Split, as defined in Section 6.1, and the exercise of any outstanding warrants, whether before or after the Reverse Stock Split, including but not limited to warrants granted to Fahnestock & Co., Inc. and/or Bruce Kurchak) will result in the Kenmar stockholders (the "Stockholders") owning an aggregate number of shares of JAI equal to fifty percent (50%) of the issued and outstanding shares of JAI as of the Effective Time, and the number set forth above shall be adjusted accordingly at the Effective Time. The JAI Common Stock issued in exchange for the Kenmar Common Stock is referred to collectively herein as the "Merger Consideration." Any fractional share remaining after calculation of the total number of shares of Common Stock of JAI issuable to each Stockholder shall be eliminated.

                  (d) Kenmar's Class A Preferred Stock shall not be converted, exchanged or otherwise affected by the Merger.

         1.2 Option Shares. Contemporaneously with, and in addition to, the issuances required by Section 1.1 above and pursuant to the Plan of Merger, and notwithstanding any provision therein to the contrary, JAI shall grant to the Representative (as defined in the Option Agreement referred to below), on behalf of the Stockholders, an option (the "Option") to purchase Seven Hundred Fifty Thousand (750,000) shares of JAI's Common Stock (the "Option Shares") for a total consideration of One Dollar ($1.00) upon the occurrence of any breach of any representation, warranty, covenant or other obligation of JAI or Acquisition contained in this Agreement. The number of Option Shares in respect of each Stockholder is designated in Exhibit B hereto as "Number of Option Shares Per Stockholder." JAI, Acquisition and Kenmar shall enter into an option agreement, substantially in the form of Exhibit C hereto (the "Option Agreement"), which shall contain the terms and conditions relating to the Option. Upon exercise of the Option, the Representative shall distribute the Option Shares to the Stockholders pursuant to the terms of the Option Agreement.

         1.3 Closing. Consummation of the Merger and the other transactions contemplated by this Agreement and the Plan of Merger shall take place at 10:00 a.m. at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. on April 12, 1996, or at such other time and date as JAI and Kenmar shall designate by written instrument (such specified or other time and date, the "Closing Date").

         1.4 Transaction Documents. As used in this Agreement, the term "Transaction Documents" shall mean, collectively, this Agreement, the Plan of Merger (and any related articles or certificates of merger), the Option Agreement, the Marks Employment Agreement (as defined in Section 5.2(k) below), the Substitute Option Agreements (as defined in Section 5.2(l) below), the GMCP Agreement (as defined in Section 5.3(j) below), and all agreements, instruments, certificates and other documents executed or delivered in accordance with the terms of this Agreement or any Transaction Document.

                                   ARTICLE II
              REPRESENTATIONS AND WARRANTIES OF JAI AND ACQUISITION

         JAI and Acquisition jointly and severally represent and warrant to Kenmar and agree as follows:

         2.1 Existence and Good Standing of JAI and Acquisition. Each of JAI and Acquisition is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and each has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of JAI and Acquisition is duly qualified or licensed as a foreign corporation to do business, and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so duly qualified or licensed would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of JAI or Acquisition taken as a whole.

         2.2 Corporate Authority of JAI and Acquisition. Each of JAI and Acquisition has the corporate power and authority to make, execute, deliver and perform this Agreement, and this Agreement has been duly authorized and approved by all required corporate action of JAI and Acquisition (other than the requisite vote or consent of the stockholders of JAI in accordance with applicable law and its Certificate of Incorporation and By-Laws, if any). This Agreement is a valid and binding obligation of JAI and Acquisition enforceable against JAI and Acquisition in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy and other laws of general application relating to creditors' rights or general principles of equity.

         2.3 Capital Stock. JAI currently has an authorized capitalization consisting of 20,000,000 shares of Common Stock, 9,217,904 of which are issued and outstanding, and 2,000,000 shares of Preferred Stock, 0 of which are outstanding; as of the Effective Time (after the Reverse Stock Split), JAI will have an authorized capitalization consisting of 20,000,000 shares of Common Stock, approximately 2,375,000 of which will be outstanding, and 2,000,000 of Preferred Stock, 0 of which will be outstanding. None of such outstanding shares have (or will have) been issued in violation of the preemptive rights of any Person. All such outstanding shares have been (or will have been) duly authorized and validly issued and are (or will be) fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of JAI, except as set forth in Schedule 2.3 attached hereto. All shares constituting the Merger Consideration to be issued in accordance with this Agreement shall be (i) duly authorized and validly issued and shall be fully paid and nonassessable, (ii) entitled to full voting rights, dividend rights, and the right to receive the proceeds of any liquidation, (iii) free and clear of all liens, encumbrances, charges, restrictions and claims of every kind, and (iv) subject to a valid exemption from registration under applicable federal and state securities laws.

         2.4 Subsidiaries. JAI does not own, directly or indirectly, any share capital, loan capital, capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust, joint venture or other entity other than Acquisition. JAI is the direct, record and beneficial owner of 100% of the outstanding shares of capital stock of Acquisition. No Person other than JAI has the right to vote any of the outstanding stock of Acquisition. All of such shares so owned by JAI are validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements providing for the purchase, issuance or sale of any shares of the capital stock of Acquisition. The term "Subsidiary" as used in this Agreement shall mean with respect to Kenmar or JAI, as the case may be, any Person of which Kenmar or JAI, as the case may be, (either alone or together with any Subsidiary of Kenmar or JAI, as the case may be) owns, directly or indirectly, more than 50% of the stock or other equity interests that are generally entitled to vote for the election of a majority of the Board of Directors or governing body of such Person (as defined in Section 9.14(a)); provided, however, that with respect to JAI, the term "Subsidiary" shall include any and all current and former Subsidiaries of JAI, including, without limitation, Hutronix, Inc. ("Hutronix") and J.A. Industries (Canada), Inc.

         2.5      SEC Reports and Financial Statements.

                  (a) JAI has heretofore delivered to Kenmar true and complete copies of all forms, reports, registration statements and other filings, filed by JAI with the United States Securities and Exchange Commission ("SEC") since February 28, 1994, including JAI's Report on Form 10-Q for the quarter ended December 31, 1995 (such forms, reports, registration statements and other filings, together with any amendments thereto and any documents incorporated by reference or required to be incorporated by reference, collectively the "SEC Filings"). JAI has filed all forms and reports it has been required to file with the SEC. As of their respective dates, the SEC Filings (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied as to form and content in all material respects with all applicable requirements of the federal securities laws and the SEC rules and regulations promulgated thereunder.

                  (b) The Form 10SB dated February 28, 1994, the General Form for Registration of Securities of Small Business Issuers issued under Section 12(b) or (g) of the Exchange Act and filed with SEC is attached as Schedule 2.5 hereto, and all of the information contained therein, at the time filed, was true and complete in every respect. All information reflecting any material changes to the Form 10SB has been filed in subsequent reports on Form 10-QSB or Form 10KSB.

                  (c) The audited consolidated balance sheet of JAI and its Subsidiaries (the "JAI Balance Sheet") as at June 30, 1995 (the "JAI Balance Sheet Date"), and the audited consolidated balance sheets of JAI and its Subsidiaries as at June 30, 1994 and June 30, 1993, and in each case the related audited consolidated statements of income, retained earnings and cash flows and notes to financial statements and related reports of accountants for the fiscal years then ended, all as included in the SEC Filings, fairly present in all material respects the financial condition and results of operations of JAI and its Subsidiaries at such dates and for such periods in accordance with generally accepted accounting principles. The unaudited consolidated balance sheets of JAI and its Subsidiaries as at December 31, 1995 and September 30, 1995, and in each case the related unaudited consolidated statements of income, retained earnings and cash flows and notes to financial statements and related reports of accountants for the six months then ended do, and all unaudited financial statements delivered by JAI to Kenmar pursuant to Section 6.9 hereof will, fairly present in all material respects the financial condition and results of operations of JAI and its Subsidiaries at such dates and for such periods in accordance with generally accepted accounting principles.

         2.6 Liabilities. The liabilities, obligations and indebtedness of and claims against JAI and Acquisition, known or unknown, due or not yet due, asserted or unasserted (whether or not probable of assertion), fixed, contingent, or otherwise do not, in the aggregate, exceed Five Thousand Dollars ($5,000), and JAI shall provide documentary evidence to that effect, satisfactory to Kenmar, on the Closing Date. There are no liabilities, obligations or indebtedness of or claims against any of JAI's Subsidiaries that threaten to, or could conceivably, have a material adverse effect on the business or financial condition of JAI.

         2.7 Litigation. Except as set forth in Schedule 2.7 attached hereto, there is no action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding or investigation by or before any governmental or other instrumentality or agency pending or, to JAI's knowledge, threatened or likely to be threatened, against or affecting JAI or any of its Subsidiaries or rights which could reasonably be expected to have a material adverse effect on the right or ability of JAI or Acquisition to carry on their business as now conducted or on the condition, whether financial or otherwise, or properties of JAI or Acquisition; and JAI does not know of any basis for any such action, proceeding or investigation. Neither JAI nor any of its Subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding which may affect any of JAI's or Acquisition's operations or business practices or their ability to acquire any property or conduct business in any area.

         2.8 Compliance with Laws. Except as set forth in Schedule 2.8 attached hereto, JAI and its Subsidiaries are in compliance with all applicable laws, regulations, orders, judgments and decrees. There exists no event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition would constitute a violation by JAI or any of its Subsidiaries of any applicable law, regulation, order, judgment or decree.

         2.9 No Violations; Consents and Approvals. The execution and delivery of this Agreement by JAI and Acquisition and the consummation of the transactions contemplated hereby (a) will not violate any provision of the Certificate of Incorporation or Bylaws of JAI or Acquisition, (b) will not violate any state or federal statute, rule, regulation, order or decree of any public body or authority by which JAI or Acquisition is bound or which is binding upon any of their respective properties or assets, (c) will not result in a violation or breach of, or constitute a default under, any material license, franchise, permit, indenture, agreement or other instrument to which JAI or Acquisition is a party, or by which JAI or Acquisition or any of their respective assets or properties is bound and (d) will not require on the part of JAI or Acquisition any filing with, or permit, consent or approval of, or the giving of any notice to, any state or federal governmental or regulatory body, agency or authority or any other Person, except for (i) as set forth in Schedule
2.9 attached hereto, (ii) the filing of the articles of merger and other appropriate merger documents, if any, as required by the NCBCA, (iii) the requisite approval of this Agreement and the Merger by the stockholders of JAI,
(iv) the filing with the SEC of the Proxy Statement (as defined in Section 6.4) and such reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required in connection with the transactions contemplated by this Agreement, (v) filings under state securities laws, and
(vi) such consents, approvals, orders and authorizations contemplated by Section 5.1(e). JAI has disclosed to Kenmar in writing all consents contemplated by
Section 5.1(e).

         2.10     Books and Records.

                           (a)  The  minute  books  of JAI and  Acquisition,  as
previously made available to Kenmar and its representatives, contain accurate records of all meetings of and corporate action taken by (including action taken by written consent) the shareholders and Board of Directors of JAI and Acquisition. No meetings of or material actions taken by the Board of Directors or shareholders of either of JAI or Acquisition have occurred except as described in the minutes and actions by written consent. JAI and Acquisition do not have any of the originals of their records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of JAI and Acquisition.

                           (b) All the books, accounts,  ledgers,  financial and
other records of JAI and Acquisition (i) have been fully, properly and accurately kept and completed in all respects, (ii) do not contain any inaccuracies or discrepancies of any kind, and (iii) show a true and fair view of their respective trading transactions and their respective financial, contractual and trading positions.

         2.11 Assets; Title to Assets; Encumbrances. All of JAI's and Acquisition's assets are described in Schedule 2.11 attached hereto and except as set forth therein, JAI and Acquisition have good and marketable title to all such assets, free of all liens and encumbrances except for liens for current taxes, assessments or governmental charges or levies on property not yet due.

         2.12     Leases.  Neither JAI nor Acquisition is a party to any lease.

         2.13 Contracts. Except as set forth in Schedule 2.13 attached hereto, neither JAI nor Acquisition has, is a party to, or is bound by any agreement, contract, guarantee, loan or commitment whatsoever. Except as disclosed on
Schedule 2.13 attached hereto, neither JAI nor Acquisition, nor to JAI's knowledge any other Subsidiary of JAI, has violated any term or condition of any contract or agreement. True and correct copies of all items listed on Schedule
2.13 have been delivered by JAI to Kenmar.

                  (a) JAI has not experienced, and does not anticipate, any adverse change in relations between JAI and Baboquivari Cattle Company ("BCC"), Karl G. Ronstadt ("KGR") and Marilyn H. Ronstadt ("MHR"), whether as a result of the announcement or consummation of the transactions contemplated by this Agreement or otherwise. JAI does not have notice or reason to believe that BCC, KGR or MHR or Hutronix intends to terminate, void, cancel, file suit in connection with, or otherwise seek to avoid their obligations under, that certain Settlement Agreement dated as of November 10, 1995 between JAI and BCC, KGR, MHR and Hutronix (the "Settlement Agreement"). The Settlement Agreement (i) is valid and binding and enforceable in accordance with its terms, and "Final Closing" (as defined in the Settlement Agreement) has occurred and has been expressly acknowledged in writing by all parties thereto, (ii) releases JAI from any and all claims that BCC, KGR and MHR have against JAI (other than claims relating to the Settlement Agreement and to "Retained Stock" (as defined in the Settlement Agreement)), and (iii) provides for indemnification by BCC, Hutronix, KGR and MHR of JAI from and against third party claims relating in any manner to BCC, Hutronix, KGR, or MHR, or the relationship of JAI with any of those parties. No money or property in excess of $10,000 in the aggregate has been advanced or "upstreamed" by any of the HTX Group (as defined in the Settlement Agreement) to or for the account of any of the JAI Group (as defined in the Settlement Agreement) and/or their officers, shareholders or directors since January 1, 1995.

         2.14 Taxes. Except as set forth in Schedule 2.14 attached hereto, JAI and Acquisition have filed or caused to be filed, or will file or cause to be filed within the times required by law, all federal, state and local income tax returns and tax reports, which are required to be filed by, or with respect to, JAI and Acquisition (taking into account any extension of time to file granted to or on behalf of JAI or Acquisition) (collectively, the "JAI Returns"). True and correct copies of all federal and state JAI Returns for JAI's 1992, 1993 and 1994 fiscal years will be delivered by JAI to Kenmar by the Closing Date. JAI will provide to Kenmar a copy of any other JAI Return as Kenmar may reasonably request. Except as set forth in Schedule 2.14 attached hereto, all federal, state, local and other income, profits, gain, value added, franchise, sales, use, occupancy, excise and other taxes, duties and assessments (including interest and penalties) ("Taxes") shown to be due and payable on the JAI Returns by or with respect to JAI or Acquisition have been or, within the times required by law, will be paid. Except as disclosed on Schedule 2.14, (a) there are no waivers in effect of the applicable statute of limitations for federal, state or local income taxes of JAI and Acquisition for any taxable period, and (b) no deficiency assessment or proposed adjustment with respect to any tax liability of JAI or Acquisition for any taxable period is pending or, to the knowledge of JAI or Acquisition, threatened. Except as set forth in Schedule 2.14, to the best of JAI's knowledge, all Subsidiaries of JAI have filed or caused to be filed all federal, state, local or other income tax returns and tax reports, which are required to be filed by, or with respect to, such Subsidiaries and have paid all taxes shown to be payable in connection therewith. Neither JAI nor Acquisition has, since the JAI Balance Sheet Date, engaged in or been a party to any scheme or arrangement of which the main purpose, or one of the main purposes, was the avoidance of or a reduction in liability to Taxes.

         2.15 Employee Benefit Plans. Neither JAI nor Acquisition has an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         2.16 Independent Contractor Status. Schedule 2.16 attached hereto sets forth a complete list of the Persons (other than employees of JAI or Acquisition) that have been engaged by JAI or Acquisition to render management, consulting, or similar services to JAI or Acquisition as an independent contractor (each such Person, a "JAI Contractor") during the past three (3) years. No such person is currently engaged by JAI and JAI and Acquisition have no obligations in connection with any such prior engagement. Each of JAI Contractor was at all times during the course of such JAI Contractor's engagement by JAI or Acquisition an independent contractor to, and not an employee of, JAI or Acquisition for purposes of all applicable income tax withholding requirements and otherwise.

         2.17 Broker's or Finder's Fees. No agent, broker, person or firm acting on behalf of JAI or Acquisition is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein, except for Rudy Miller and/or the Miller Group and George Salloum, whose fees and expenses will be paid in accordance with Section 9.1.

         2.18 Insurance. Set forth in Schedule 2.18 attached hereto is a complete list of insurance policies which JAI and Acquisition maintain with respect to their business, properties and employees, together with a description of all claims thereon in excess of $10,000 during the past three years. Such policies are in full force and effect and are free from any right of termination on the part of the insurance carriers. Such policies, with respect to their amounts and types of coverage, are customary for companies engaged in the same or similar business as JAI and Acquisition, including without limitation professional liability, and do not require the payment of any unusual premium or surcharge as a result of the experience of JAI's or Acquisition's business. There are no outstanding unpaid premiums except in the ordinary course of business, and neither JAI nor Acquisition has received any notice of cancellation or non-renewal of any such policy or any increase in premiums therefor. Since the JAI Balance Sheet Date, there has not been any material adverse change in JAI's or Acquisition's relationship with its insurers or in the premiums payable pursuant to such policies. There exists no event of default or event, occurrence, condition or act (including the transactions contemplated by this Agreement) which, with the giving of notice, the lapse of time or the happening of any further event or condition would reasonably be expected to become a default or occasion a premium increase under any such policy or give rise to, and JAI and Acquisition have no anticipation of, any termination or cancellation thereof or premium increase therefor.

         2.19 Intellectual Property. Neither JAI nor Acquisition have any registered Intellectual Property (as defined below) and have not applied for registration of any rights in respect of Intellectual Property. Schedule 2.19 sets forth a complete list of all trademarks and tradenames and Third Party Intellectual Property (as defined below) used by JAI or Acquisition during the past three years. The lawful operation of the business of JAI and Acquisition as currently conducted and as currently planned to be conducted requires no rights under Third Party Intellectual Property other than rights under Intellectual Property listed in Schedule 2.19 and rights granted to JAI or Acquisition pursuant to agreements listed in Schedule 2.19. No claim adverse to the interests of JAI or Acquisition in any Intellectual Property used by JAI or Acquisition has been made in litigation against JAI or Acquisition. To JAI's and Acquisition's knowledge, no such claim has been threatened or asserted and no basis or alleged basis exists for any such claim. To JAI's and Acquisition's knowledge, no Person has infringed or otherwise violated JAI's or Acquisition's rights in any Intellectual Property. Neither the Intellectual Property listed in
Schedule 2.19 nor JAI's nor Acquisition's use of any Intellectual Property infringes or has infringed at any time upon the valid Intellectual Property rights of another, and no litigation is pending wherein JAI or Acquisition is accused of infringing or otherwise violating the Intellectual Property right of another, or of breaching a contract conveying rights under Intellectual Property. To JAI's and Acquisition's knowledge, no claim for infringement has been asserted or threatened against JAI or Acquisition, nor are there any facts that would give rise to such a claim. For purposes of this Section 2.19, "Intellectual Property" means domestic and foreign patents, patent applications, registered and unregistered trademarks and service marks, trademark and service mark applications, trade names, registered and unregistered copyrights, computer programs, data bases, trade secrets, know how and proprietary information. "Third Party Intellectual Property" means Intellectual Property owned by any person other than JAI or Acquisition.

         2.20 Governmental Regulation. Except as set forth in Schedule 2.20 attached hereto, each of JAI and Acquisition hold all licenses, certificates, permits, franchises, authorizations, approvals and rights from all appropriate governmental authorities and regulatory commissions which are necessary for the conduct of its business as presently conducted (the "Operating Rights"). JAI and Acquisition are in compliance with the terms of the Operating Rights. Except as set forth in Schedule 2.20 attached hereto, there are pending no suits or proceedings with respect to suspension, revocation or nonrenewal of any of the Operating Rights and, to the knowledge of JAI and Acquisition, no event which will or may result in a suspension, revocation or failure to renew any thereof has occurred.

         2.21     Environmental Matters.

                  (a) Certain Definitions. For purposes of this Section 2.21 and
Section  3.14,  the  following  terms  shall have the  following  meanings:  (A)
"Facilities" shall mean any and all portions of any and all buildings, structures and properties of any sort owned, leased, operated or occupied by JAI or its Subsidiaries at any time; (B) "Hazardous Materials" shall mean any solid or liquid substance, waste, or material characterized, defined or listed as "hazardous" or "toxic" or regulated under Environmental Laws (as defined below), including any and all constituents of such substance, waste, or material, and shall include, without limitation, solid or liquid raw materials, wastes, petroleum and petroleum products, and source, special nuclear or by-product material as defined by the Atomic Energy Act of 1954, as amended; and (C) "Environmental Laws" shall mean any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, judicial decisions, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions or requirements relating to the environment or hazardous or toxic materials or substances, the protection of human health and the environment, or the release of any materials or substances into the environment, whether existing or hereafter enacted or issued which govern behavior, activities or conditions with respect to the Facilities prior to the Closing Date, including without limitation The Hazardous Substance Accounting Act of 1981, as amended, and The Hazardous Substance Control Accounting Act of 1981, as amended.

                  (b) Compliance with Environmental Laws. Each of JAI and Acquisition is in compliance with all applicable Environmental Laws, including without limitation those relating to product registration, pollution control and environmental contamination and those governing the generation, use, collection, discharge, or disposal of Hazardous Materials and record keeping, notification and reporting requirements respecting Hazardous Materials. Except as disclosed in Schedule 2.21 attached hereto, JAI and Acquisition have not violated or been alleged to have violated, nor has JAI or Acquisition been subject to any administrative or judicial proceeding pursuant to, any Environmental Law at any time. Except as disclosed in Schedule 2.21, there are no facts or circumstances which could form the basis for the assertion of any claim against JAI or Acquisition relating to environmental matters, including without limitation any claim arising from past or present environmental practices asserted under any Environmental Law, which might have an adverse effect on the business, results of operations, financial condition or prospects of JAI or Acquisition.

                  (c) Asbestos, PCBs, Urea Formaldehyde, and Underground Storage Tanks. There is not and has never been constructed, placed, deposited, stored, disposed of nor located on or at any Facility any asbestos or asbestos-containing-materials, any PCBs or any insulating materials containing urea formaldehyde in any form, and no underground treatment or storage tanks (excluding septic tanks) or sumps are or have ever been located on the Facilities, except as listed in Schedule 2.21.

                  (d)   Investigations.   There   have  been  no   environmental
investigations, studies, audits, tests, reviews or other analyses conducted by, or on behalf of, or which are in the possession or control of

JAI or Acquisition  in relation to the  Facilities,  except those  identified on
Schedule 2.21 attached hereto, copies of which have been provided by JAI to Kenmar.

                  (e) Liens. There are no liens arising under or pursuant to any Environmental Law on the Facilities and no actions by any governmental authority have been taken or are in process which likely would subject the Facilities to such liens, and neither JAI nor Acquisition is required to place any notice or restriction relating to the presence of any Hazardous Materials at any Facility.

                  (f)      Hazardous Substances.

                           (i)  Except as set forth on  Schedule  2.21  attached
hereto, neither JAI nor Acquisition, nor any previous owner, tenant, occupant or user of the Facilities, nor any other person, has engaged in or permitted any operations or activities upon, or any use or occupancy of the Facilities, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Substance on, under, or in the Facilities, or transported any Hazardous Substance to, from or across the Facilities, which activity violated or violates or created, creates, or could create liability under any Environmental Laws, nor is any Hazardous Substance presently deposited, stored, or otherwise located on, under, in or about the Facilities, nor has any Hazardous Substance migrated from the Facilities upon or beneath other properties, nor has any Hazardous Substance migrated or threatened to migrate from other properties on, under, or beneath the Facilities, which activity violated or violates or created, creates or could create liability under any Environmental Laws.

                           (ii)  Except as set forth on Schedule  2.21  attached
hereto, neither JAI nor Acquisition has transported or arranged for the transportation of any Hazardous Substance from the Facilities to any location which is listed on the National Priorities List under CERCLA, or listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in CERCLIS or on any similar state list or which is the subject of federal, state, or local enforcement actions or other investigations which may lead to claims against JAI or Acquisition for cleanup costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

                           (iii)  No  Hazardous  Substance  generated  by JAI or
Acquisition at the Facilities has been recycled, treated, stored, disposed of or released by JAI or Acquisition or its agents or contractors at any location other than those listed in Schedule 2.21 attached hereto.

                  (g) Environmental Approvals. Schedule 2.21 contains a complete and accurate list of all registrations, licenses, permits, and governmental approvals that are or are expected to be required under Environmental Laws of JAI or Acquisition, for the ownership, operation, and maintenance of the Facilities (the "Environmental Approvals"). All such Environmental Approvals set forth in Schedule 2.21 attached hereto have been duly obtained by JAI or Acquisition and are in full force and effect and all conditions contained therein that need to be satisfied as of the date hereof have been satisfied. There is no proceeding or investigation pending or, to JAI's or Acquisition's knowledge, threatened which seeks, or may reasonably be expected, to rescind, terminate, modify, suspend, or decline to renew any Environmental Approval, nor are there to the best of JAI's or Acquisition's knowledge after reasonable inquiry, any facts or circumstances which may cause a governmental body to rescind, terminate, modify, suspend, or decline to renew or reissue an Environmental Approval.

         2.22 Employee Relations. Schedule 2.22 attached hereto contains an accurate list of all of JAI's and Acquisition's employees, showing for each his or her position, date of birth, date of employment, 1995 compensation or remuneration, and current annualized salary. To JAI's and Acquisition's knowledge, there has not been and will not be any adverse change in relations with employees of JAI and Acquisition as a result of any announcement of the transactions contemplated by this Agreement. Except as set forth in Schedule 2.22 attached hereto, no employees of JAI or Acquisition are represented by a union or other labor organization or covered by any collective bargaining agreement. There are no material controversies pending or, to the knowledge of JAI or Acquisition, threatened between JAI or any of its Subsidiaries and any representatives of their respective employees, and, to the knowledge of JAI and Acquisition, there are no material organizational efforts presently being made involving any of the presently unorganized employees of JAI or Acquisition. JAI and its Subsidiaries have, to the knowledge of JAI and Acquisition, complied in all material respects with all laws relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and similar taxes, and no Person has, to the knowledge of JAI or Acquisition, asserted that JAI or any of its Subsidiaries is liable in any material amount for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. Except as set forth in Schedule 2.22 attached hereto, there is no material action, suit or proceeding by any Person pending or, to the knowledge of JAI or Acquisition, threatened, against JAI or any of its Subsidiaries involving employment discrimination or wrongful discharge or similar claims.

         2.23 Restrictive Documents;  Consents. Except  as  set  forth  in
Schedule  2.23  attached  hereto,  neither  JAI  nor Acquisition is subject to, or a party to, any charter, bylaw, mortgage, lien, lease, license, agreement, contract, permit, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, which adversely affects the business practices, operations or condition of JAI or Acquisition or any of their assets or property, or which would be  violated  by,  prevent  or  impair  (whether  by  acceleration  of any liability, creation of any lien or encumbrance or otherwise) or require any approval, consent, clearance, notice or assumption (other than any approvals or consents already obtained and in effect) of any Person in connection with the consummation of the transactions contemplated by this Agreement or any Transaction Document, compliance by JAI and Acquisition with the terms, conditions and provisions hereof or thereof, or continued operation of JAI's or Acquisition's business after the date hereof or the Closing Date on substantially the same basis as heretofore operated or which would restrict the ability of JAI or Acquisition to acquire any property or conduct business in any area.

         2.24  Interests  in Clients,  Suppliers,  Etc.  Except as  described in
Schedule 2.24 attached hereto, no officer, director, or greater than three percent (3%) shareholder of JAI possesses, directly or indirectly, any financial interest in (other than ownership of less than 5% of the equity capital or similar interest), or is a director, officer or employee of, any corporation, firm, association or business organization which is a client, supplier, customer, lessor, lessee, or competitor of JAI or Acquisition (a "Related
Person"). Each of JAI and Acquisition has conducted each and every transaction with any Related Person on an arm's-length basis in a manner fair and commercially reasonable to JAI and Acquisition and such Related Person.

         2.25 Bank Accounts; Powers of Attorney. Set forth in Schedule 2.25 attached hereto is an accurate and complete list showing (a) the name and address of each bank in which JAI or Acquisition has an account or safe deposit box, the number of any such account or any such box and the names of all persons authorized to draw thereon or to have access thereto, and (b) the names of all persons, if any, holding powers of attorney from JAI or Acquisition and a summary statement of the terms thereof.

         2.26 Absence of Certain Changes. Since the JAI Balance Sheet Date, (i) there has not been any adverse change in the business, financial condition or the results of operations of JAI or Acquisition; (ii) the businesses of JAI and Acquisition have been conducted only in the ordinary course; (iii) neither JAI nor Acquisition has incurred any liabilities (direct, contingent or otherwise) or engaged in any material transaction or entered into any material agreement outside of the ordinary course of business; (iv) JAI and Acquisition have not increased the compensation of any officer or granted any general salary or benefits increase to their employees; and (v) neither JAI nor Acquisition has taken any action prohibited by Section 4.1 hereof except as permitted or required by this Agreement.

         2.27 Disclosure. None of this Agreement, the financial statements referred to in Section 2.5 hereof (including the notes thereto), any Transaction Document, or any Schedule, Exhibit or certificate attached hereto or delivered in accordance with the terms hereof contains any untrue statement of a material fact or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. All appraisals, valuations, estimates or other projections concerning JAI and Acquisition or JAI's securities (in each case whether in the possession of JAI or Acquisition, or any affiliate thereof) which would be material to a reasonable investor's investment decision with respect to the transactions contemplated by this Agreement have been provided to Kenmar. There is no fact known to JAI or Acquisition, or any of their officers or directors, which materially and adversely affects the business, prospects, valuation or financial condition of JAI or Acquisition or either of their properties or assets which has not been set forth in this Agreement, the financial statements referred to in Section 2.5 hereof (including the notes thereto), or any Schedule, Exhibit or certificate attached hereto or delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by or on behalf of JAI or Acquisition or by any of their directors or officers in connection with the transactions contemplated by this Agreement.

         2.28 Copies of Documents. JAI and Acquisition have delivered to Kenmar and its advisers true, complete and correct copies of all documents referred to in this Article II or in any Schedule attached hereto.

         2.29 Independent Operations of JAI. All revenues and expenses which properly should have been allocated or attributed to JAI have been so allocated or attributed in the financial statements referred to in Section 2.5, and there are no intercompany transactions between JAI and any of its shareholders or any affiliate of JAI which have not been disclosed in such financial statements.

         2.30 Securities Exemption. The Merger Consideration shall be issued pursuant to a valid exemption from registration under applicable federal and state securities laws, including but not limited to the Securities Act of 1933, as amended.

         2.31 Officer's Certificate. The certificate required by Section 5.2(a) shall be true and correct.

         2.32 Absence of Certain Conditions. To JAI's and Acquisition's knowledge, there exists no event, occurrence, condition or act which, with the giving of notice or the lapse of time, would constitute a breach of or cause any of the representations and warranties in this Article II to become untrue.

         The representations and warranties set forth in this Article II are cumulative. The subject matter covered by any Section of this Article II shall not be exclusive as to such subject matter to the extent covered by another Section of this Article II, and the specificity of any representation and warranty shall not affect or limit the generality of any other representation or warranty.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF KENMAR

         Kenmar represents and warrants as follows:

         3.1 Existence and Good Standing of Kenmar. Kenmar is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Kenmar is duly qualified or licensed as a foreign corporation to do business, and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so duly qualified or licensed would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of Kenmar taken as a whole.

         3.2 Corporate Authority of Kenmar. Except as set forth in Schedule 3.2 attached hereto, Kenmar has the corporate power and authority to make, execute, deliver and perform this Agreement, and this Agreement has been duly authorized and approved by all required corporate action of Kenmar (other than the requisite vote or consent of the Stockholders in accordance with applicable law and its Certificate of Incorporation and By-Laws, if any). This Agreement is a valid and binding obligation of Kenmar enforceable against Kenmar in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy and other laws of general application relating to creditors' rights or general principles of equity.

         3.3 Subsidiaries. The only Subsidiary of Kenmar is Test Services, Inc., a North Carolina corporation. Kenmar is the direct, record and beneficial owner of 100% of the outstanding shares of capital stock of such Subsidiary. No Person other than Kenmar has the right to vote any of the outstanding stock of such Subsidiary. All of such shares so owned by Kenmar are validly issued, fully paid and nonassessable and are owned free and clear of any claim, lien, encumbrance or agreement with respect thereto.

         3.4 Capital Stock. Kenmar has an authorized capitalization consisting of 100,000 Common Shares, 65,714 of which are issued and outstanding, and 30,000 shares of Class A Preferred Stock, 9,926 of which are issued and outstanding. None of such outstanding shares have been issued in violation of the preemptive rights of any Person. All such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of Kenmar, except as set forth in Schedule 3.4 attached hereto.

         3.5      Financial Statements; Exchange Act.

                  (a) Kenmar has heretofore furnished JAI with an unaudited consolidated balance sheet and an unaudited statement of income of Kenmar and its Subsidiary as at December 31, 1995, and an audited consolidated balance sheet and related audited consolidated statements of income, retained earnings and cash flows and notes to financial statements and related reports of accountants, for the fiscal year ended August 31, 1995 (collectively, the "Financial Statements"). Such Financial Statements fairly present in all material respects the financial condition and results of operations of Kenmar at such dates and for such periods in accordance with generally accepted accounting principles consistently applied.

                  (b) Kenmar is not subject to the reporting requirements of the Exchange Act.

         3.6 Restrictive Documents. Except as set forth in Schedule 3.6 attached hereto, Kenmar is not subject to, or a party to, any charter, bylaw, mortgage, lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character which would be violated by, prevent or impair materially (whether by acceleration of any liability, creation of any lien or encumbrance or otherwise) or require any approval or consent in connection with consummation of the transactions contemplated by this Agreement or compliance by Kenmar with the terms, conditions and provisions hereof.

         3.7 Litigation. Except as set forth in Schedule 3.7 attached hereto, there is no action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding or investigation by or before any governmental or other instrumentality or agency pending or, to Kenmar's knowledge, threatened or likely to be threatened, against or affecting Kenmar or rights which could reasonably be expected to have a material adverse effect on the right or ability of Kenmar to carry on its business as now conducted or on the condition, whether financial or otherwise, or properties of Kenmar; and Kenmar does not know of any basis for any such action, proceeding or investigation. Kenmar is not subject to any judgment, order or decree entered in any lawsuit or proceeding which may affect any of Kenmar's operations or business practices or its ability to acquire any property or conduct business in any area.

         3.8 Compliance with Laws. To Kenmar's knowledge, except as set forth in
Schedule 3.8 attached hereto, Kenmar is in material compliance with all applicable laws, regulations, orders, judgments and decrees. To Kenmar's knowledge, there exists no event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition would constitute a violation of any applicable law, regulation, order, judgment or decree.

         3.9 No Violations; Consents and Approvals. The execution and delivery of this Agreement by Kenmar and the consummation of the transactions contemplated hereby (a) will not violate any provision of the Certificate of Incorporation or Bylaws of Kenmar, (b) will not materially violate any state or federal statute, rule, regulation, order or decree of any public body or authority by which Kenmar is bound or which is binding upon any of its properties or assets, (c) will not result in a material violation or breach of, or constitute a default under, any material license, franchise, permit, indenture, agreement or other instrument to which Kenmar is a party, or by which Kenmar or any of its assets or properties is bound and (d) will not require on the part of Kenmar any filing with, or permit, consent or approval of, or the giving of any notice to, any state or federal governmental or regulatory body, agency or authority or any other Person, except for (i) as set forth in Schedule
3.9 attached hereto, (ii) the filing of the articles of merger and other appropriate merger documents, if any, as required by the NCBCA, (iii) the requisite approval of this Agreement and the Merger by the Stockholders, and
(iv) such consents, approvals, orders and authorizations contemplated by Section 5.1(e).

         3.10     Books and Records.

                  (a) To Kenmar's knowledge, the minute book of Kenmar contains accurate records of all material meetings of and corporate action taken by (including action taken by written consent) the shareholders and Board of Directors of Kenmar. No meetings of or material actions taken by the Board of Directors or shareholders of Kenmar have occurred except as described in the minutes and actions by written consent. Kenmar does not have any of the originals of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Kenmar.

                  (b) To Kenmar's knowledge, all the books, accounts, ledgers, financial and other records of Kenmar (i) have been fully, properly and accurately kept and completed in all respects, (ii) do not contain any material inaccuracies or discrepancies, and (iii) show a true and fair view of their respective trading transactions and their respective financial, contractual and trading positions.

         3.11 Contracts. Except as set forth in Schedule 3.11 attached hereto, Kenmar does not have, and is not a party to, and is not bound by any agreement, contract, guarantee, loan or commitment pursuant to which Kenmar is entitled to receive, or is required to pay, $100,000 or more. Except as disclosed on
Schedule 3.11 attached hereto, to Kenmar's knowledge, it is not in violation of any material term or condition of any contract or agreement listed on Schedule
3.11. True and correct copies of all items listed on Schedule 3.11 have been delivered by Kenmar to JAI.

         3.12 Taxes. To Kenmar's knowledge, it has filed or caused to be filed, or will file or cause to be filed within the times required by law, all federal, state and local income tax returns and tax reports, which are required to be filed by, or with respect to, Kenmar (taking into account any extension of time to file granted to or on behalf of Kenmar) (collectively, the "Kenmar Returns"). True and correct copies of all federal and state Kenmar Returns for Kenmar's 1992, 1993 and 1994 fiscal years have been delivered by Kenmar to JAI, or will be delivered by Kenmar to JAI prior to the Effective Time. Kenmar will provide to JAI a copy of any other Kenmar Return as JAI may reasonably request. Except as set forth in Schedule 3.12 attached hereto, all federal, state, local and other income, profits, gain, value added, franchise, sales, use, occupancy, excise and other taxes, duties and assessments (including interest and penalties) ("Taxes") shown to be due and payable on the Kenmar Returns by or with respect to Kenmar have been or, within the times required by law, will be paid. Except as disclosed on Schedule 3.12, (a) there are no waivers in effect of the applicable statute of limitations for federal, state or local income taxes of Kenmar for any taxable period, and (b) no deficiency assessment or proposed adjustment with respect to any tax liability of Kenmar for any taxable period is pending or, to the knowledge of Kenmar, threatened. Kenmar has not, since the date of the most current balance sheet provided to JAI pursuant to
Section 3.5 above, engaged in or been a party to any scheme or arrangement of which the main purpose, or one of the main purposes, was the avoidance of or a reduction in liability for Taxes.

         3.13 Governmental Regulation. Except as set forth in Schedule 3.13 attached hereto, to Kenmar's knowledge, it holds all material licenses, certificates, permits, franchises, authorizations, approvals and rights from all appropriate governmental authorities and regulatory commissions which are necessary for the conduct of its business as presently conducted (the "Kenmar Operating Rights"). To its knowledge, Kenmar is in material compliance with the terms of the Kenmar Operating Rights. Except as set forth in Schedule 3.13 attached hereto, there are pending no suits or proceedings with respect to suspension, revocation or nonrenewal of any of the Kenmar Operating Rights and, to the knowledge of Kenmar, no event which will or may result in a suspension, revocation or failure to renew any thereof has occurred.

         3.14 Environmental Matters. To its knowledge, Kenmar is in material compliance with all applicable Environmental Laws and is in material compliance with the requirements of any permits issued under Environmental Laws. To Kenmar's knowledge, except as set forth in Schedule 3.14 attached hereto, Hazardous Substances have not at any time been generated, used, treated or stored on, or transported to or from, or released or disposed of on, Kenmar's real property outside of the ordinary course of Kenmar's business. To Kenmar's knowledge, there are not now and never have been any underground storage tanks located on Kenmar's real property.

         3.15 Employee Relations. Schedule 3.15 attached hereto contains Kenmar's current payroll listing. To Kenmar's knowledge, there has not been and will not be any materially adverse change in relations with employees of Kenmar as a result of any announcement of the transactions contemplated by this Agreement. Except as set forth in Schedule 3.15 attached hereto, no employees of Kenmar are represented by a union or other labor organization or covered by any collective bargaining agreement. To Kenmar's knowledge, there are no material controversies pending or threatened between Kenmar and any representatives of their respective employees, and, to the knowledge of Kenmar, there are no material organizational efforts presently being made involving any of the presently unorganized employees of Kenmar. To its knowledge, Kenmar has complied in all material respects with all laws relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and similar taxes, and no Person has, to the knowledge of Kenmar, asserted that Kenmar is liable in any material amount for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing. Except as set forth in Schedule 3.15 attached hereto, to Kenmar's knowledge, there is no material action, suit or proceeding by any Person pending or threatened against Kenmar involving employment discrimination or wrongful discharge or similar claims.

         3.16  Interests  in Clients,  Suppliers,  Etc.  Except as  described in
Schedule 3.16 attached hereto, to Kenmar's knowledge, no officer, director, or greater than three percent (3%) shareholder of Kenmar possesses, directly or indirectly, any financial interest in (other than ownership of less than 5% of the equity capital or similar interest), or is a director, officer or employee of, any corporation, firm, association or business organization which is a client, supplier, customer, lessor, lessee, or competitor of Kenmar (a "Kenmar Related Person"). To Kenmar's knowledge, it has conducted each and every transaction with any Kenmar Related Person on an arm's-length basis in a manner fair and commercially reasonable to Kenmar and such Kenmar Related Person.

         3.17 Absence of Certain Changes. Except as described in Schedule 3.17 attached hereto, to the best of Kenmar's knowledge, since the date of the most current balance sheet provided to JAI pursuant to Section 3.5 above, (i) there has not been any material adverse change in the business, financial condition or the results of operations of Kenmar; (ii) the business of Kenmar has been conducted only in the ordinary course; (iii) Kenmar has not incurred any liabilities (direct, contingent or otherwise) or engaged in any material transaction or entered into any material agreement outside of the ordinary course of business; (iv) Kenmar has not materially increased the compensation of any officer or granted any material general salary or benefits increase to its employees; and (v) Kenmar has not taken any action prohibited by Section 4.1 hereof except as permitted or required by this Agreement.

         3.18 Disclosure. To Kenmar's knowledge, none of this Agreement, the financial statements referred to in Section 3.5 hereof (including the notes thereto), any Transaction Document, or any Schedule, Exhibit or certificate attached hereto or delivered in accordance with the terms hereof contains any materially untrue statement of a material fact or omits any statement of a material fact necessary in order to make the statements contained herein or therein not materially misleading. To Kenmar's knowledge, all appraisals, valuations, estimates or other projections concerning Kenmar's securities (whether in the possession of Kenmar or any affiliate thereof) which would be material to a reasonable investor's investment decision with respect to the transactions contemplated by this Agreement have been provided to JAI. There is no fact known to Kenmar or any of its officers or directors, which materially and adversely affects the business, prospects, valuation or financial condition of Kenmar or its properties or assets which has not been set forth in this Agreement, the financial statements referred to in Section 3.5 hereof (including the notes thereto), or any Schedule, Exhibit or certificate attached hereto or delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by or on behalf of Kenmar or by any of its directors or officers in connection with the transactions contemplated by this Agreement.

         3.19 Copies of Documents. To its knowledge, Kenmar has delivered to JAI and its advisers true, complete and correct copies of all documents referred to in this Article III or in any Schedule attached hereto.

         3.20 Absence of Certain Conditions. To Kenmar's knowledge, there exists no event, occurrence, condition or act which, with the giving of notice or the lapse of time, would constitute a material breach of or cause any of the representations and warranties in this Article III to become materially untrue.

         The representations and warranties set forth in this Article III are cumulative. The subject matter covered by any Section of this Article III shall not be exclusive as to such subject matter to the extent covered by another
Section of this Article III, and the specificity of any representation and warranty shall not affect or limit the generality of any other representation or warranty.

                                   ARTICLE IV
                 CONDUCT OF BUSINESS; EXCLUSIVE DEALING; REVIEW

         4.1 Conduct of the Business of JAI, Acquisition and Kenmar Pending the Effective Time. JAI, Acquisition and Kenmar each agree that, except as permitted, required or specifically contemplated by, or otherwise described in, this Agreement or otherwise consented to or approved in writing by JAI, during the period commencing on the date hereof and ending at the Effective Time:

                  (a) JAI, Acquisition and Kenmar will conduct their respective operations only according to their ordinary and usual courses of business and will use their best efforts to preserve intact their respective business organizations, keep available the services of their officers and employees and maintain satisfactory relationships with licensors, suppliers, distributors, clients and others having business relationships with them; and

                  (b) Neither JAI, Acquisition nor Kenmar shall (i) make any change in or amendment to its Certificate of Incorporation or Bylaws (or comparable governing documents); (ii) issue or sell any shares of its capital stock or any of its other securities, or issue any securities convertible into, or options, warrants or rights to purchase or subscribe to, or enter into any arrangement or contract with respect to the issuance or sale of, any shares of its capital stock or any of its other securities, or make any other changes in its capital structure, except as may be agreed by JAI and Kenmar in writing;
(iii) declare, pay or make any dividend or other distribution or payment with respect to, or split, redeem or reclassify, any shares of its capital stock, other than the Reverse Stock Split (as defined below) and dividends payable or which become payable with respect to any Kenmar preferred stock; (iv) purchase or otherwise acquire any shares of its capital stock except in a fiduciary capacity; (v) enter into any contract or commitment or incur any debt, including without limitation, any acquisition of a material amount of assets or securities, any disposition of a material amount of assets or securities or release or relinquish any material contract rights, provided, that Kenmar may do any of the foregoing in the ordinary course of its business; (vi) amend or terminate any employee or non-employee benefit plan or program, employment agreement, license agreement or retirement agreement, or pay any bonus or contingent compensation; (vii) agree, in writing or otherwise, to take any of the foregoing actions; or (viii) agree to the settlement of any material litigation.

         4.2 Exclusive Dealing. During the period from the date of this Agreement to the Closing Date, neither JAI nor Acquisition shall take (and neither shall authorize or permit its directors, officers, employees or representatives so to take) any action to encourage or initiate discussions or negotiations with any Person, other than Kenmar, concerning any merger, sale of substantial assets or similar transaction involving JAI or Acquisition.

         4.3 Access to Records and Properties. Between the date of this Agreement and the Effective Time of the Merger, JAI, Acquisition and Kenmar agree to give to the other parties hereto and their respective representatives, including accountants and legal counsel, reasonable access to the premises and books and records of JAI, Acquisition and Kenmar, as the case may be, and to cause the officers of JAI, Acquisition and Kenmar, as the case may be, to furnish the other parties hereto with such financial and operating data and other information with respect to the business and properties as JAI, Acquisition and Kenmar, as the case may be, shall from time to time reasonably request, provided that any such investigation shall be conducted in such manner as not to interfere unreasonably with the operation of the business of JAI, Acquisition or Kenmar. Prior to the Effective Date on the event of termination of this Agreement, the parties shall keep confidential any material information obtained from the other parties concerning the other parties' properties, operations and business (unless readily ascertainable from public or published information or trade sources) until the same ceases to be material (or becomes so ascertainable) and, at the request of the party from which the information was obtained, the party obtaining such information shall return all copies of any schedules, statements, documents or other written information obtained pursuant to this Section 4.3 or otherwise in the "due diligence" process.

                                    ARTICLE V
                         CONDITIONS PRECEDENT TO MERGER

         5.1 Conditions Precedent to Obligations of JAI, Acquisition and Kenmar. The respective obligations of JAI and Acquisition, on the one hand, and Kenmar, on the other hand, to effect the Merger are subject to the satisfaction or waiver (subject to applicable law) at or prior to the Effective Time of each of the following conditions:

                  (a) Approval of Stockholders. This Agreement and the Merger shall have been approved and adopted by the requisite vote or consent of the Stockholders in accordance with applicable law and Kenmar's Certificate of Incorporation and Bylaws.

                  (b) Approval of JAI's Stockholders. This Agreement and the Merger shall have been approved and adopted by the requisite vote or consent of the stockholders of JAI in accordance with applicable law and JAI's Certificate of Incorporation and Bylaws, regardless of whether such vote is required by such law, Certificate of Incorporation or Bylaws.

                  (c) Injunction. No preliminary or permanent injunction or other order shall have been issued by any court or by any governmental or regulatory agency, body or authority which prohibits the consummation of the Merger and the transactions contemplated by this Agreement and which is in effect at the Effective Time.

                  (d) Statutes. No statute, rule, regulation, executive order, decree or order of any kind shall have been enacted, entered, promulgated or enforced by any court or governmental authority which prohibits the consummation of the Merger.

                  (e) Governmental Regulatory Approval. To the extent required by applicable law, any orders, consents, authorizations and approvals shall have been entered by or obtained from all federal, state or local governmental and regulatory authorities having jurisdiction, granting the authority necessary for the approval of this Agreement and for the consummation of the Merger.

                  (f) Business Combination Statutes. The consummation of the Merger and the other transactions contemplated by this Agreement shall be permitted by and not be inconsistent with applicable state law.

         5.2 Conditions Precedent to Obligations of Kenmar. The obligation of Kenmar to effect the Merger is also subject to the satisfaction or waiver, at or prior to the Effective Time, of each of the following conditions:

                  (a) Accuracy of Representations and Warranties. All representations and warranties of JAI and Acquisition contained herein shall be true and correct in all material respects as of the date hereof and at and as of the Effective Time, with the same force and effect as though made at and as of the Effective Time, and Kenmar shall have received (i) a certificate from the Chief Executive Officer and the Chief Financial Officer of JAI and Acquisition, respectively, to such effect, and (ii) any additional evidence that Kenmar may reasonably request to verify that all such representations and warranties are true and correct.

                  (b) Performance by JAI and Acquisition. Each of JAI and Acquisition shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to the Closing Date, and Kenmar shall have received a certificate from the Chief Executive Officer and the Chief Financial Officer of JAI and Acquisition, respectively, to such effect.

                  (c) Legal Opinion. Kenmar shall have received from Steven A. Sanders, P.C., counsel to JAI and Acquisition, a favorable opinion dated the Closing Date in form and substance satisfactory to Kenmar, substantially in the form of Exhibit D attached hereto.

                  (d) Good Standing and Other Certificates. JAI shall have delivered to Kenmar, each as of a recent date prior to the Closing Date: (i) a copy of JAI's Certificate of Incorporation, including all amendments thereto, certified by the Secretary of State of Delaware, (ii) a copy of Acquisition's Articles of Incorporation, including all amendments thereto, certified by the Secretary of State of North Carolina, (iii) a certificate from the Secretary of State of Delaware to the effect that JAI is in good standing in Delaware and listing all charter documents of JAI on file, (iv) a certificate from the Secretary of State of North Carolina to the effect that Acquisition is in good standing in North Carolina and listing all charter documents of Acquisition on file, (v) a certificate from the Secretary of State or other appropriate official in each state in which JAI is qualified to do business to the effect that JAI is in good standing in such State, (vi) a certificate as to the tax status of JAI from the appropriate officials of Delaware and each state in which JAI is qualified to do business, (vii) a copy of the Bylaws of JAI, certified by the Secretary of JAI as being true and correct and in effect on the Closing Date, (viii) a copy of the Bylaws of Acquisition, certified by the Secretary of Acquisition as being true and correct and in effect on the Closing Date, (ix) a copy of resolutions, certified as of the Closing Date by the Secretary of JAI, adopted by the Board of Directors and shareholders of JAI and authorizing the execution and delivery by JAI of this Agreement and the other Transaction Documents, the performance by JAI of its obligations hereunder and thereunder and the consummation by JAI of the transactions contemplated hereby and thereby, and (x) a copy of resolutions, certified as of the Closing Date by the Secretary of Acquisition, adopted by the Board of Directors and shareholders of Acquisition and authorizing the execution and delivery by Acquisition of this Agreement and the other Transaction Documents, the performance by Acquisition of its obligations hereunder and thereunder and the consummation by Acquisition of the transactions contemplated hereby and thereby.

                  (e) No Adverse Change. Prior to the Closing Date, there shall be no adverse change in the assets or liabilities, the business or condition, financial or otherwise, the results of operations, or prospects of JAI, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or act of God or other public force or otherwise, and the Secretary of JAI shall have delivered to Kenmar a certificate, dated the Closing Date, to such effect.

                  (f) Reverse Stock Split. JAI shall have consummated the Reverse Stock Split (as defined below).

                  (g) Hutronix/Ronstadt Dispute. There shall have occurred a "Final Closing" of the Settlement Agreement (as defined in the Settlement Agreement), and the dispute between JAI, BCC, KGR, MHR and Hutronix shall have been resolved in a manner satisfactory to Kenmar in its sole discretion. There shall not be any action pending or threatened to void, cancel, terminate, undo, or challenge the Settlement Agreement. Bank One of Arizona, N.A. ("Bank One"), shall have given its irrevocable written release to JAI and any existing, former or future affiliates of JAI, forever releasing JAI and any such affiliates from any and all liabilities or obligations whatsover owed to Bank One, in form and substance satisfactory to Kenmar. JAI shall have received irrevocable releases from Henry Dahlberg, E.M. Huston, and William Mann, and any other existing or former shareholder of JAI, Hutronix, or any existing or former affiliate of either such company, in form and substance satisfactory to Kenmar.

                  (h) Option Agreement. JAI, the Stockholders, Kenmar and the Representative (as defined therein) shall have entered into an option agreement substantially in the form of that attached as Exhibit C hereto (the "Option Agreement," as defined in Section 1.2 above).

                  (i) No Litigation Threatened. No action or proceedings shall have been instituted or threatened before a court or other government body or by any public authority, and no claim shall have been asserted or threatened to be asserted, to restrain or prohibit any of the transactions contemplated hereby, and JAI shall have delivered to Kenmar a certificate, dated the Closing Date, to such effect.

                  (j) JAI Stock Price. The trading price of JAI's Common Stock as of the Effective Time shall be at least $1.50 per share.

                  (k) Marks Employment Agreement. JAI and Marks shall have entered into an employment agreement satisfactory to Marks and substantially in the form of Exhibit E attached hereto (the "Marks Employment Agreement"), and JAI shall have performed all obligations required of it thereunder as of the Effective Time.

                  (l) Options. Kenmar shall have received a written agreement from each holder of any option to purchase shares of Common Stock of Kenmar in the form of Exhibit F, completed with the additional terms described below and duly executed by such holder, to the effect that such holder's option (his or her "Kenmar Option") shall be cancelled and replaced as of the Effective Time with a substitute corresponding option to purchase shares of Common Stock of JAI (such holder's "JAI Option") (collectively, the "Substitute Option Agreements"). Each such holder's JAI Option shall: (i) be granted pursuant to JAI's "1993 Employee Stock Option Plan"; (ii) have term provisions equivalent to those in such holder's Kenmar Option and be fully vested; (iii) be exercisable to purchase the number of shares of JAI's Common Stock (less any fractional share, which shall be eliminated) determined by multiplying the number of shares of Kenmar's Common Stock then subject to such holder's Kenmar Option by the Exchange Ratio (as defined in Section 1.1(c) above); and (iv) be exercisable at an exercise price per share of JAI's Common Stock determined by dividing the exercise price per share of Kenmar's Common Stock under such holder's Kenmar Option by the Exchange Ratio. Kenmar also shall have received for cancellation, together with each such holder's written agreement described above, the original agreement evidencing such holder's Kenmar Option. JAI agrees and acknowledges that the failure to satisfy the foregoing condition, although relieving Kenmar of its obligations hereunder, shall not constitute a breach of this Agreement.

                  (m) Resignations. Kenmar shall have received a written resignation from Robert Knight as an officer and director of JAI, and a written resignation from Robert Knight as an officer of Acquisition, both in form and substance reasonably satisfactory to Kenmar.

                  (n) Intra-Company Debt. All indebtedness of stockholders, directors, officers and employees of JAI to JAI shall have been repaid in full.

                  (o) Satisfaction with Review of JAI and Acquisition. Kenmar shall have completed its review of the properties, books and records and financial and legal condition of JAI and Acquisition pursuant to Section 4.3 above and shall be satisfied in all respects, in Kenmar's sole judgment and discretion, with the results thereof.

                  (p) Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be satisfactory in form and substance to Kenmar, and Kenmar shall have received copies of all such documents, certificates and other evidences as it or its counsel may reasonably request in connection with or to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                  (q) No Dissent. As of the Closing Date, no Stockholder shall have demanded or otherwise purported to exercise his or her dissenter's rights, if any, pursuant to the NCBCA with respect to all or any portion of such Stockholder's Common Stock.

                  (r) Securities Exemption. The Merger Consideration shall be subject to a valid exemption from registration under applicable federal and state securities laws.

                  (s) Assets and Liabilities of JAI. At the Effective Time, JAI shall have a book value of Two Hundred Thousand Dollars ($200,000), consisting of at least Two Hundred Thousand Dollars ($200,000) in cash, and shall provide evidence thereof to Kenmar, satisfactory to Kenmar in its sole discretion.

                  (t) Board of Directors of JAI at the Effective Time. The Board of Directors of JAI at the Effective Time shall be comprised of the following five (5) individuals:

                                    Kenneth H. Marks
                                    Alan G. Finkel
                                    Craig Macnab
                                    Kenneth L. Marks
                                    Ray Steckenrider

                  (u) Certain Corporate Matters.

                           (i) The  name  of JAI  shall  have  been  changed  to
"Electronic Manufacturing Services Group, Inc."

                           (ii) The stock symbol for JAI shall have been changed
to "EMSG".

                           (iii) The principal  corporate  office and all books,
records and corporate documents of JAI shall have been relocated to 6638 Old Wake Forest Road, Raleigh, North Carolina.

                  (v) Guaranty Agreement. JAI shall have executed a Guaranty Agreement, satisfactory to Kenmar and substantially in the form of Exhibit G attached hereto, in favor of Lee K. Simon, Daniel David Cameron, Jr., and Joseph
T. Hunt, Jr.

                  (w) Tax Returns. JAI shall have filed all of the JAI Returns required to have been filed by applicable law, and shall have presented evidence to Kenmar, satisfactory to Kenmar in its sole discretion, that such Returns have been filed and that all Taxes and other obligations and liabilities in connection therewith have been fully satisfied.

                  (x) Broker Fees. JAI shall pay, or cause to be paid, prior to the Closing Date, the fees, costs and expenses of Rudy Miller and/or the Miller Group, George Salloum, and any other broker or consultant who might be owed compensation as a result of the transaction contemplated by this Agreement.

                  (y) Return of Stock. The following entitities and/or individuals, and any additional entities and/or individuals under a contractual or other obligation to do so, shall have returned to JAI all JAI stock owned, or formerly owned by them, which is in their possession or under their control, and such stock shall have been cancelled on the books and records of JAI: (i) BCC;
(ii) Torik, Inc. (and/or the present or former shareholders of Torik, Inc.); and
(iii) Capital City Plastics, Inc.

                  (z) Termination of Guaranty of Lease. That certain Guaranty of Lease, dated November 1, 1993, between Rush Hinsdale and JAI shall have been terminated in a manner satisfactory to Kenmar in its sole discretion.

         5.3 Conditions Precedent to Obligations of JAI and Acquisition. The obligations of JAI and Acquisition to effect the Merger are also subject to the satisfaction or waiver, at or prior to the Effective Time, of each of the following conditions:

                  (a) Accuracy of Representations and Warranties. All representations and warranties of Kenmar contained herein shall be true and correct in all material respects as of the date hereof and at and as of the Effective Time, with the same force and effect as though made on and as of the Effective Time, and JAI shall have received a certificate from the President of Kenmar to such effect.

                  (b) Performance by Kenmar. Kenmar shall have performed in all material respects all obligations and agreements, and complied in all material respects with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to the Closing Date, and JAI shall have received a certificate from the President of Kenmar to such effect.

                  (c) Legal Opinion. JAI shall have received from Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, counsel to Kenmar, an opinion dated the Closing Date substantially in the form of Exhibit H attached hereto.

                  (d) Good Standing and Other Certificates. Kenmar shall have delivered to JAI, each as of a recent date prior to the Closing Date: (i) a copy of Kenmar's Articles of Incorporation, including all amendments thereto, certified by the Secretary of State of North Carolina, (ii) a certificate from the Secretary of State of North Carolina to the effect that Kenmar is in good standing in North Carolina and listing all charter documents of Kenmar on file,
(iii) a certificate from the Secretary of State or other appropriate official in each state in which Kenmar is qualified to do business to the effect that Kenmar is in good standing in such State, (iv) a certificate as to the tax status of Kenmar from the appropriate officials of North Carolina and each state in which Kenmar is qualified to do business, (v) a copy of the Bylaws of Kenmar, certified by the Secretary of Kenmar as being true and correct and in effect on the Closing Date, and (vi) a copy of resolutions, certified as of the Closing Date by the Secretary of Kenmar, adopted by the Board of Directors and Stockholders and authorizing the execution and delivery by Kenmar of this Agreement and the other Transaction Documents, the performance by Kenmar of its obligations hereunder and thereunder and the consummation by Kenmar of the transactions contemplated hereby and thereby.

                  (e) No Adverse Change. Prior to the Closing Date, there shall be no materially adverse change (other than any change disclosed in Schedule
3.17 attached hereto) in the business, financial condition or results of operations of Kenmar, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or act of God or other public force or otherwise, and the Secretary of Kenmar shall have delivered to JAI a certificate, dated the Closing Date, to such effect.

                  (f) No Litigation Threatened. No action or proceedings shall have been instituted or threatened before a court or other government body or by any public authority, and no claim shall have been asserted or, to the knowledge of Kenmar, threatened to be asserted, to restrain or prohibit any of the transactions contemplated hereby, and Kenmar shall have delivered to JAI a certificate, dated the Closing Date, to such effect.

                  (g) Consents Under Agreements. Any consents and approvals shall have been granted by all Persons whose consent or approval shall be required in order to permit the succession by the Surviving Corporation pursuant to the Merger or by JAI to any obligation, right or interest of Kenmar under any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement or instrument, or any permit, concession, franchise or license, except those for which the failure to obtain such consents and approvals would not individually or in the aggregate have a material adverse effect on the business, financial condition or results of operations of Kenmar taken as a whole or on the Surviving Corporation.

                  (h) Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to JAI, and JAI shall have received copies of all such documents, certificates and other evidences as it or its counsel may reasonably request in connection with or to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

                  (i) Marks Employment Agreement. JAI and Marks shall have entered into the Marks Employment Agreement substantially in the form of Exhibit E attached hereto.

                  (j) GMCP Agreement. JAI and G.M. Capital Partners Ltd. shall have entered into a consulting agreement substantially in the form of Exhibit I attached hereto (the "GMCP Agreement").

                                   ARTICLE VI
                 CERTAIN COVENANTS AND AGREEMENTS OF THE PARTIES

         6.1 Reverse Stock Split. On or prior to the Closing Date, but in any event prior to the Effective Time, JAI shall undertake and consummate a 1 for 4 reverse stock split, whereby every four (4) shares of JAI's issued and outstanding Common Stock will be converted into one (1) share of JAI's Common Stock (the "Reverse Stock Split"). All fractional shares arising from such Reverse Stock Split shall be retired and cancelled without additional liability on the part of JAI. The Exchange Ratio shall be calculated and determined after the Reverse Stock Split.

         6.2 Control of Board of Directors of JAI; President and Chief Executive Officer.

                  (a) JAI shall use its best efforts and undertake all acts within its power to permit Marks to control and elect a majority of JAI's Board of Directors for a period of thirty-six (36) months following the Effective Time. During any period when a majority of JAI's Board of Directors is not comprised of Directors voted for and elected by Marks, except in the event that Marks intentionally fails to cast his votes in a manner that would result in his voting for and electing a majority of JAI's Board of Directors during such period, the written consent of Marks shall be required prior to the occurrence of any material transactions, as hereinafter defined. For purposes of this
Section 6.2, "material  transactions" shall include but shall not be limited to:
(i) any contract or agreement; (ii) any decision to transfer any material portion of the assets of JAI or any Subsidiary; (iii) any amendment to the Certificate of Incorporation of JAI; (iv) the sale, issuance or repurchase of any shares of stock of JAI; (v) the investment of over Ten Thousand Dollars ($10,000) by JAI or any Subsidiary in any venture or business investment; (vi) any amendment of the Bylaws of JAI or any Subsidiary; (vii) the declaration or payment by JAI or any Subsidiary of any dividends on its Common Stock or the distribution by JAI of its assets to the holders of its Common Stock; (viii) the incurrence of any indebtedness by JAI or any Subsidiary; (ix) the sale of stock by JAI or any Subsidiary; (x) any decision to pledge or mortgage any assets of JAI or any Subsidiary; (xi) any decision to hire or terminate any officer or executive employee, including but not limited to Marks; (xii) any change in compensation or responsibilities of any officer or executive employee; (xiii) any contract payments or payment of consulting fees to Robert Knight, G.M. Capital Partners Ltd., or any other consultant.

                  (b)  JAI   acknowledges   and  agrees   that  Kenmar  and  the
Stockholders have bargained for the right of Marks to control the Board of Directors of JAI for a period of thirty-six (36) months from the Effective Time and that Kenmar and the Stockholders would be irreparably harmed if such control were not effected. Accordingly, in the event of any breach of the provisions of
Section  6.2(a),  Kenmar and the  Stockholders  shall be  entitled  to  specific performance and other equitable remedies, including but not limited to injunctive relief, and JAI shall not require Kenmar or the Stockholders to post a bond with respect to any such remedies.

                  (c) The provisions set forth in Section 6.2(a) above regarding Marks' written consent to material transactions are contractual and are in addition to any rights and obligations he may have as an officer or director.

                  (d) In the event that a majority of JAI's Board of Directors is not comprised of Directors voted for and elected by Marks during any period within thirty-six (36) months from the Effective Time (except in the event that Marks intentionally fails to cast his votes in a manner that would result in his voting for and electing a majority of JAI's Board of Directors during such period), and in the further event that JAI undertakes a material transaction during such period without Marks' written consent, (i) the Option shall become immediately exercisable by the Representative, as more specifically set forth in the Option Agreement, and (ii) JAI shall, immediately upon Marks' request: (A) grant Marks access to all of JAI's books, records, and shareholder lists (any notice that might be otherwise required to be given by Marks is hereby expressly and forever waived), and (B) pay Marks Fifty Thousand Dollars ($50,000) in cash.

                  (e) Notwithstanding the foregoing, in the event of Marks' death, incapacitation, inability or unwillingness to control and elect a majority of JAI's Board of Directors, then each of the rights and powers described in Sections 6.2(a) - (d) shall reside in any individual selected by the majority vote of Alan

G. Finkel, Craig Macnab, Kenneth L. Marks and Ray Steckenrider; provided, however, that in order for any of the aforementioned individuals to vote with respect to such matter, he must be either a shareholder, noteholder, or director of JAI at the time of such vote.

                  (f) In the event that Marks shall fail to serve (except as a result of his voluntary resignation) as JAI's President and Chief Excecutive Officer, then JAI shall promptly pay or prepay, as the case may be, each of the following promissory notes: (i) Promissory Note, dated October 15, 1992, made by Kenmar in favor of Lee K. Simon in the original principal amount of Four Hundred Forty-Five Thousand Five Hundred Dollars ($445,500); (ii) Promissory Note, dated October 15, 1992, made by Kenmar in favor of Daniel David Cameron in the original principal amount of One Hundred Forty-Eight Thousand Five Hundred Dollars ($148,500); and (iii) Promissory Note, dated October 15, 1992, made by Kenmar in favor of Joseph T. Hunt in the original principal amount of One Hundred Forty-Eight Thousand Five Hundred Dollars ($148,500).

         6.3 Best Efforts. Each of JAI, Acquisition and Kenmar shall cooperate and use their respective best efforts to take, or cause to be taken, all appropriate action, and to make, or cause to be made, all filings necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, their respective best efforts (i) to facilitate and preserve the treatment of the Merger as a tax-free reorganization under Section 368(a) of the Code including, if necessary, the establishment by Kenmar of an escrow account for the payment of claims of dissenting shareholders, if any, and (ii) to obtain, prior to the Closing Date, all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental and regulatory authorities and parties to contracts with JAI and Kenmar as are necessary for consummation of the transactions contemplated by this Agreement and to fulfill the conditions to the Merger.

         6.4      Consent of Stockholders; Proxy Statement.

                  (a) Consent of Stockholders. As promptly as practicable after the date hereof, each of JAI and Kenmar will take all action necessary in accordance with applicable law and its governing instruments to obtain the approval of this Agreement and the Merger and related transactions by the holders JAI's Common Stock entitled to vote thereon and by the Stockholders entitled to vote thereon, respectively. The Boards of Directors of JAI and Kenmar shall, subject to their respective members' fiduciary duties, recommend such approval and take all lawful action to solicit such approval.

                  (b) Proxy Statement. JAI shall promptly prepare a proxy statement (the "Proxy Statement") satisfying all applicable state and federal securities laws and will promptly send the Proxy Statement to its stockholders, for the purpose of considering and voting upon this Agreement and the Merger. JAI shall be solely responsible for any statement, information or omission in the Proxy Statement.

         6.5      Employee Benefits; Continued Employment.

                  (a) After the Effective Time, JAI agrees to provide current officers and employees of Kenmar with employee benefits following the Effective Time and continuing thereafter for a period of at least three months, which employee benefits shall be at least equal to the employee benefits, taken as a whole, provided from time to time by JAI to its officers and employees of comparable position and responsibility.

                  (b) JAI agrees that it will refrain from terminating any employee of Kenmar, for a period of three months commencing at the Effective Time, except for cause as determined in the good faith judgment of JAI.

                  (c) JAI agrees to give credit to each of Kenmar's employees for the years of service for which such employees would be credited pursuant to such employee benefit plans if such employees were employed by JAI as of their initial date of hire by Kenmar.

                  (d) JAI agrees that it shall maintain or cause to be maintained for a period of three months after the Effective Time, for each employee of Kenmar immediately prior to the Merger, the salary or wages of such employee at least at the level paid by Kenmar immediately prior to the Merger. Thereafter, salary and wages of such employees then employed by JAI and its affiliates shall be determined in accordance with JAI's policy.

                  (e) JAI agrees that retirees of Kenmar who are receiving medical benefits at the Effective Time will be permitted to participate in JAI's medical benefit plan, as it may exist from time to time, and that JAI shall pay the required premium, provided that the right of each such retiree to participate in such medical benefit plan shall terminate at the time such retiree attains age 70.

         6.6 Officers' and Directors' Insurance; Indemnification. For a period of six years commencing at the Effective Time, JAI agrees (i) to maintain all rights to indemnification now existing in favor of the directors and officers of Kenmar as provided in the Certificate of Incorporation or Bylaws of Kenmar, with respect to acts and omissions occurring prior to the Effective Time, and (ii) to have in place and maintain a policy or policies of directors' and officers' liability insurance covering directors and officers of Kenmar, JAI and Acquisition having terms no less favorable than the policies presently maintained by Kenmar on the date of this Agreement. Such policy or policies shall cover acts and omissions of officers and directors of Kenmar occurring prior to the Effective Time, and shall cover acts and omissions of officers and directors of JAI and the Surviving Corporation after the Effective Time.

         6.7      Stock Transfer Restrictions and Related Matters.

                  (a) Compliance with Securities Laws. Kenmar acknowledges that the shares of Common Stock of JAI issued pursuant to Section 1.1 above and the Plan of Merger, upon issuance, shall not have been registered under any federal or state securities laws and may not be sold or transferred without compliance with the registration or qualification provisions thereof or applicable exemptions therefrom. Kenmar shall notify each Stockholder prior to the Closing Date that such Stockholder may not sell, pledge, transfer, or otherwise dispose of such shares except in compliance with all applicable federal and state securities laws, rules and regulations and upon (i) the registration and qualification of such shares under all applicable federal and state securities law, (ii) such Stockholder's delivery to JAI of a no-action letter from the state and federal agencies having jurisdiction over the transfer of such shares to the effect that such registration or qualification is not required in connection therewith, or (iii) such Stockholder's delivery to JAI of an opinion prepared by counsel reasonably acceptable to JAI to the effect that neither the sale nor the proposed transfer constitutes a violation of any federal or state securities laws.

                  (b) Tax-Free Reorganization. Neither JAI nor Kenmar shall take any action which would disqualify the transactions contemplated by this Agreement from treatment as a tax-free reorganization of Kenmar, to the extent that such treatment is otherwise available.

                  (c) Stop Transfer Order. JAI shall not be bound by any attempted transfer, sale or other disposition in violation of any of the restrictions set forth in this Section 6.7, and JAI shall be entitled to deliver to JAI's transfer agent an appropriate stop transfer order in connection therewith, pursuant to which such transfer agent shall refrain from registering any such attempted transfer, sale or disposition.

                  (d) Certificate Legend. The certificates representing the Merger Consideration issued pursuant to Section 1.1 above and the Plan of Merger shall bear legends in substantially the following forms:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAWS AND HAVE BEEN ISSUED UNDER EXEMPTIONS THAT DEPEND IN PART ON THE INTENT OF THE HOLDER HEREOF NOT TO SELL OR TRANSFER SUCH SHARES IN ANY MANNER NOT PERMITTED BY SUCH LAWS. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON REGISTRATION UNDER ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UPON DELIVERY TO JAI OF EITHER (A) A NO-ACTION LETTER FROM THE STATE AND FEDERAL AGENCIES HAVING JURISDICTION THEREOF OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT NEITHER THE SALE NOR THE PROPOSED TRANSFER CONSTITUTES A VIOLATION OF ANY FEDERAL OR STATE SECURITIES LAW.

                  TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO COMPLIANCE WITH CERTAIN TRANSFER RESTRICTIONS SET FORTH IN A MERGER AGREEMENT DATED AS OF MARCH 1, 1996 AMONG JAI AND CERTAIN OTHER PARTIES, A COPY OF WHICH IS ON FILE IN THE OFFICE OF JAI AND AVAILABLE TO THE HOLDER HEREOF UPON WRITTEN REQUEST THEREFOR.

                  THIS RESTRICTIVE LEGEND SHALL BE VOID AND OF NO FURTHER EFFECT AS OF APRIL 12, 1998.

         6.8      Demand Registration Rights.

                  (a) Certain Definitions. As used in this Section 6.8, the following terms shall have the following respective meanings:

                           (i)   "Initiating   Stockholders"   shall   mean  the
Stockholders who in the aggregate hold at least fifty percent (50%) of the Registrable Securities;

                           (ii)  "Registrable  Securities" shall mean any Common
Stock of JAI; provided, however, that shares of Common Stock shall be treated as Registrable Securities only if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or made available for sale, in the opinion of counsel to JAI, in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are or may be removed upon the consummation of such sale;

                           (iii)  "Register,"  "registered"  and  "registration"
shall refer to a registration effected by preparing and filing with the SEC a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement;

                           (iv) "Registration Expenses" shall mean all expenses,
except Selling Expenses, incurred by JAI in complying with Sections 6.8(b) and 6.8(c) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for JAI, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of JAI which shall be paid in any event by JAI) in the event of one exercise of a demand registration provided for in Section 6.8(b) hereof and in the event of any piggyback registrations pursuant to Section 6.8(c) hereof;

                           (v) "Securities Act" shall mean the Securities Act of
1933, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time; and

                           (vi) "Selling  Expenses" shall mean all  underwriting
discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Stockholder and all fees and disbursements of counsel for any Stockholder.

                  (b) Demand Registration. In case JAI shall receive from the Initiating Stockholders a written demand that JAI effect a registration under the Securities Act with respect to not less than fifty percent (50%) (as adjusted for recapitalizations) of the Registrable Securities, JAI will:

                           (i)  promptly  give  written  notice of the  proposed
registration, qualification or compliance to all other Stockholders, and

                           (ii) as soon as practicable,  use its best efforts to
effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Stockholder or Stockholders joining in such request as are specified in a written request received by JAI within twenty (20) days after receipt of such written notice from JAI; provided, however, that JAI shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 6.8(b) prior to twelve (12) months after the Effective Time.

                  Subject to the foregoing, JAI shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Stockholders.

                  (c)      "Piggyback" Registration

                           (i)  Notice of  Registration.  If at any time or from
time to time JAI shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (A) a registration relating to employee benefit plans or (B) a registration relating solely to an SEC Rule 145 transaction, JAI will:

                                    (1)  promptly   give  to  each   Stockholder
written notice thereof; and

                                    (2)  include in such  registration  (and any
related qualification under blue sky laws or other compliance) and in any underwriting involved therein all the Registrable Securities specified in a written request or requests made by any Stockholder or Stockholders within twenty (20) days after receipt of such written notice from JAI.

                           (ii)  Underwriting.  If the registration of which JAI
gives notice is for a registered public offering involving an underwriting, JAI shall so advise the Stockholders as a part of the written notice given pursuant to Section 6.8(c)(i)(1). In such event the right of any Stockholder to registration pursuant to this Section 6.8(c) shall be conditioned upon such Stockholder's participation in such underwriting and the inclusion of such Stockholder's Registrable Securities in the underwriting to the extent provided herein. All Stockholders proposing to distribute their Registrable Securities through such underwriting (together with JAI and any other stockholders distributing their securities through such underwriting) shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by JAI. Notwithstanding any other provision of this
Section 6.8(c), if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. JAI shall so advise all Stockholders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Stockholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Stockholders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, JAI may round the number of shares allocated to any Stockholder or other stockholder to the nearest one hundred (100) shares. If any Stockholder or other stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to JAI and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require. JAI may include shares of Common Stock held by stockholders other than Stockholders in a registration statement pursuant to this Section 6.8(c) if, and to the extent that, the amount of Registrable Securities otherwise includable in such registration statement would not thereby be diminished.

                  (d) Expenses of Registration. All Registration Expenses incurred in connection with (i) one registration pursuant to Section 6.8(b), and
(ii) any and all registrations pursuant to Section 6.8(c), shall be borne by JAI. Unless otherwise provided in this Section 6.8, all Selling Expenses relating to securities registered on behalf of the Stockholders and all other Registration Expenses shall be borne by the Stockholders of such securities pro rata on the basis of the number of shares so registered.

                  (e) Registration Procedures. In the case of each registration, qualification or compliance effected by JAI pursuant to this Section 6.8, JAI will keep each Stockholder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, JAI will:

                           (i)  Prepare  and file  with  the SEC a  registration
statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days, and prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for at least one hundred twenty (120) days, provided that no such registration shall constitute a shelf registration under Rule 415 promulgated by the SEC under the Securities Act;

                           (ii) Enter into a written  underwriting  agreement in
customary form and substance reasonably satisfactory to JAI, the Stockholders participating in such registration and the managing underwriter or underwriters of the public offering of such securities, if the offering is to be underwritten in whole or in part;

                           (iii) Furnish to the  Stockholders  participating  in
such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters reasonably may request to facilitate the public offering of such securities;

                           (iv) Use its best  efforts to register or qualify the
securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Stockholders reasonably may request within ten (10) days prior to the original filing of such registration statement;

                           (v)    Notify    the     Stockholders    (or    their
attorneys-in-fact) participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (vi)    Notify    such    Stockholders    or    their
attorneys-in-fact promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                           (vii)  Prepare and file with the SEC,  promptly  upon
the request of any such Stockholders, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for such Stockholders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Stockholders;

                           (viii)  Prepare and  promptly  file with the SEC, and
promptly notify such Stockholders or their attorneys-in-fact of the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions therein if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made;

                           (ix)  In  case  any  of  such   Stockholders  or  any
underwriter for any such Stockholders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Securities Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectuses as may be necessary to permit compliance with the requirements of the Securities Act; and

                           (x)    Advise    such     Stockholders    or    their
attorneys-in-fact, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  (f) Indemnification. JAI will indemnify each Stockholder, each of such Stockholder's officers, directors and partners, and each person controlling such Stockholder within the meaning of Section

15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 6.8, and each underwriter, if any, and each person who controls any underwriter within the meaning of
Section 15 of the Securities Act, against all expenses, claims, losses, damages, or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by JAI of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to JAI in connection with any such registration, qualification or compliance, and JAI will reimburse each such Stockholder, each of such Stockholder's officers and directors, and each person controlling such Stockholder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action.

         6.9 Interim Financial Statements. Within 30 days after the end of the each calendar month, occurring after the date of execution of this Agreement and prior to the Effective Time, JAI shall deliver to Kenmar unaudited interim financial statements normally generated by JAI for each such month, in each case certified by the chief financial officer of JAI. All such financial statements shall fairly present in all material respects the financial condition and results of operations of JAI at the dates and for the periods indicated in accordance with generally accepted accounting principles consistent with those applied in connection with JAI's audited financial statements, subject to normal year-end audit adjustments.

                                   ARTICLE VII
                     SURVIVAL OF REPRESENTATIONS; INDEMNITY

         7.1 Survival of Representations. The respective representations and warranties of JAI, Acquisition and Kenmar contained in this Agreement or in any Schedule attached hereto or delivered in accordance with the terms hereof shall survive the Closing and shall remain in full force and effect forever thereafter, notwithstanding any investigation or examination of, or knowledge with respect to, the subject matter thereof.

         7.2      Indemnification by JAI.

                  (a) JAI agrees to defend,  indemnify and hold harmless  Kenmar and its affiliates and their respective officers, directors, employees, agents and Stockholders (each, an "Indemnitee") to the full extent permitted in law or equity, from and against any and all losses, claims, actions, damages, liabilities, costs and expenses (including attorneys' fees and expenses) (collectively, "Losses"), joint or several, relating to or arising from or in connection with (i) any misrepresentation, or any non-fulfillment of any representation, warranty, covenant, obligation or agreement by JAI or Acquisition contained in or made pursuant to this Agreement or any of the other agreements, documents, or instruments contemplated hereby, or in any officer's certificate, or other certificate delivered to Kenmar in connection with this Agreement, (ii) any litigation, action, claim, proceeding or investigation (in the case of investigations, only those investigations as to specific occurrences or events) by any third party relating to or arising out of the business or operations of JAI or any Subsidiary of JAI prior to the Effective Time, and
(iii) the enforcement by Kenmar of its rights pursuant to this Section 7.2, or any litigation, proceeding or investigation relating to any of the foregoing; and (iv) any act or omission by JAI, or its affiliates and their respective officers, directors, employees, agents and shareholders which occurred prior to the Effective Time. In addition, JAI agrees to advance or reimburse each Indemnitee, on demand and prior to a final determination, for any and all expenses reasonably incurred by such Indemnitee in investigating, preparing for, defending or taking any other action in respect of any such Loss or any proceeding related thereto, whether or not such Indemnitee is a party to such proceeding.

                  (b) JAI's obligations to indemnify and hold harmless Kenmar pursuant to this Section 7.2 shall survive the consummation of the transactions contemplated by this Agreement and shall not be to the exclusion of any other right or remedy available to Kenmar under applicable law.

         7.3 Indemnification by Kenmar. Kenmar agrees to defend, indemnify and hold harmless JAI from and against any and all Losses relating to or arising from or in connection with any misrepresentation, or any non-fulfillment of any representation, warranty, covenant, obligation or agreement by Kenmar contained or made pursuant to this Agreement or any of the other agreements, documents, or instruments contemplated hereby, or in any officer's certificate, or other certificate delivered to JAI in connection with this Agreement.

         7.4      Matters Involving Third Parties.

                  (a) If any third party shall notify any party hereto (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other party (the "Indemnifying Party") under this Article VII, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                  (b) The Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within fifteen (15) days after the
Indemnified   Party  has  given  notice  of  the  Third  Party  Claim  that  the
Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Losses the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                  (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 7.4(b) above, (A) the Indemnified Party may retain separate co-counsel at its cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be unreasonably withheld).

                  (d) In the event any of the conditions in Section 7.4(b) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Party will remain responsible for any Losses the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article VII.

                                  ARTICLE VIII
                           TERMINATION AND ABANDONMENT

         8.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned, at any time prior to the Effective Time, whether before or after approval of the Merger by the Stockholders or JAI's stockholders:

                  (a) by mutual consent of Kenmar and JAI;

                  (b) by either JAI or Kenmar, if the Effective Time shall not have occurred on or prior to May 31, 1996;

                  (c) by either JAI or Kenmar if there has been a material breach of any representation, warranty, covenant or agreement set forth in this Agreement on the part of the other party;

         8.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.1 hereof by JAI or Acquisition, on the one hand, or Kenmar, on the other hand, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect, and there shall be no liability hereunder on the part of JAI, Acquisition or Kenmar, except that Article VII, Section 4.3 with respect to confidentiality, and Section 9.1 hereof shall survive any termination of this Agreement. Nothing in this Section 8.2 shall relieve any party to this Agreement of liability for breach of this Agreement, or shall be construed as a limitation on the rights and remedies of any party for breach of this Agreement, and, accordingly, each party to this Agreement shall have all the rights and remedies afforded by law as against any party breaching this Agreement.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 Fees and Expenses. All costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, provided that JAI agrees to pay, or to cause to be paid, prior to the Closing Date, the fees, costs and expenses of Rudy Miller and/or the Miller Group and George Salloum.

         9.2 Representations and Warranties. The respective representations and warranties of Kenmar, on the one hand, and JAI and Acquisition, on the other hand, contained herein or in any certificates or other documents delivered prior to or at the Effective Time shall not be deemed waived or otherwise affected by any investigation made by any party.

         9.3 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken by or on behalf of the respective Boards of Directors of Kenmar, JAI or Acquisition, may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein by any other applicable party or in any document, certificate or writing delivered pursuant hereto by any other applicable party or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

         9.4 Public Announcements. Kenmar, on the one hand, and JAI and Acquisition, on the other hand, agree to consult promptly with each other prior to issuing any press release or otherwise making any public statement with respect to the transactions contemplated hereby, and shall not issue any such press release or make any such public statement prior to such consultation and review by the other party of a copy of such release or statement, unless required by applicable law.

         9.5 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or sent by telex, telecopy or by registered or certified mail or by recognized overnight courier, postage prepaid, addressed as follows:

                  (a)      if to Kenmar, to it at:

                           P.O. Box 58674
                           Raleigh, North Carolina  27658
                           Attention:  Kenneth H. Marks, Chief Executive Officer

                  with a copy to:

                           Smith, Anderson, Blount, Dorsett,
                                    Mitchell & Jernigan
                           2500 First Union Capitol Center
                           Raleigh, North Carolina 27601

                           Attention: Gerald F. Roach, Esq.

                  (b)      if to either JAI or Acquisition, to it at:

                           1580 Kebet Way
                           Port Coquitlam, B.C.  V3C 5W9
                           Attention:  Robert Knight

                  with a copy to:

                           Steven A. Sanders, P.C.
                           50 Broad Street
                           Suite 437
                           New York, New York  10004

or to such other Person or address as any party shall specify by notice in writing to each of the other parties. All such notices, requests, demands, waivers and communications shall be deemed to have been given as of the date so delivered, sent by telecopier, telex or mailed.

         9.6 Entire Agreement. This Agreement and the schedules, exhibits and other documents referred to herein or delivered pursuant hereto, collectively contain the entire understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings, oral and written, with respect thereto.

         9.7 Binding Effect; Benefit; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         9.8 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified and supplemented in writing by the parties hereto in any and all respects before the Effective Time (notwithstanding any stockholder approval), by action taken by the respective Boards of Directors of JAI, Acquisition and Kenmar or by the respective officers authorized by such Boards of Directors, provided that after any such stockholder approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval.

         9.9 Further Actions. Each of the parties hereto agrees that, subject to its legal obligations, it will use its best efforts to fulfill all conditions precedent specified herein, to the extent that such conditions are within its control, and to do all things reasonably necessary to consummate the transactions contemplated hereby.

         9.10 Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         9.11   Counterparts.   This   Agreement  may  be  executed  in  several
counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

         9.12 Applicable Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the conflict of laws rules thereof.

         9.13 Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         9.14     Certain Definitions.

                  (a)  "Person"  shall  mean  and  include  an   individual,   a
partnership, a joint venture, a corporation, a trust, an unincorporated organization, a group and a government or other department or agency thereof.

                  (b) References to the "knowledge of Kenmar" or "knowledge of JAI" contained herein shall mean the actual knowledge after due inquiry of the executive officers of Kenmar or JAI and Acquisition, as the case may be, and the actual knowledge of the promoter of JAI, and its affiliates.

         9.15 Signatures. This Agreement may be signed via telecopier and signatures obtained in this manner shall be deemed originals.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the date first above written.

                                            KENMAR BUSINESS GROUPS, INC.



ATTEST:                                     By:(Signature of Kenneth L. Marks
                                                     appears here)
                                                Name: Kenneth L. Marks
                                                Title: CEO

By: (Signature of Joseph Coletta
        appears here)
   Name: Joseph Coletta
   Title: ????????


                                            J.A. INDUSTRIES, INC.



ATTEST:                                     By: (Signature of Robert Knight
                                                    appears here)
                                                Name: Robert Knight
                                                Title: President


By: (Signature of Nancy Fox
        appears here)
   Name: Nancy Fox
   Title:


                                      J.A. INDUSTRIES OF NORTH CAROLINA, INC.



ATTEST:                                     By: (Signature of Robert Knight
                                                      appears here)
                                                 Name: Robert Knight
                                                 Title: President

By: (Signature of Nancy Fox
        appears here)
   Name: Nancy Fox
   Title:

                             SCHEDULE 2.3
             JAI SUBSCRIPTIONS, OPTIONS, WARRANTS, ETC.


1.  1993 Employee Stock Option Plan (as amended)

2.  Options issued under 1993 ESOP
      - J.A. Michie 200,000 Post Split
      - Robert Knight 50,000 Post Split

3.  Warrant outstanding in favor of Fahnestock & Co., Inc.
      - 75,000 Pre Split (18,750 Post Split)

4. J.A. Industries, Inc. 1994 Employee, Consultant and Advisor Stock Compensation Plan

                           SCHEDULE 2.5
                            FORM 10SB

                           SCHEDULE 2.7
                            LITIGATION


                               None

                           SCHEDULE 2.8
                       COMPLIANCE WITH LAWS


                               NONE

                           SCHEDULE 2.9
                          CERTAIN NOTICES


                                NONE

                           SCHEDULE 2.11
                              ASSETS


1.  Assets as of January 1, 1996         - None
2.  Assets at Closing                    - Minimum $200,000 USD

                           SCHEDULE 2.13
                             CONTRACTS



J.A. INDUSTRIES, INC.

1.  Confidentiality Agreement between Chelsea Capital and J.A. Industries, Inc.
2.  Confidentiality Agreement between Chapman Spira and J.A. Industries, Inc.
3.  Confidentiality Agreement between J.C. Bradford and J.A. Industries, Inc.
4.  G.M. Capital Agreement
5.  Knight Agreement
6.  Ronstadt/Hutronix Settlement Agreement

ACQUISITION

None

                           SCHEDULE 2.14
                               TAXES


1.  Tax returns have not been filed as January 1, 1996.
2.  Tax returns will be completed and filed by closing date.

                           SCHEDULE 2.16
                     INDEPENDENT CONTRACTORS


J.A. INDUSTRIES, INC.

1.  The Miller Group Agreement
2.  Phil Fox Consulting Agreement - March 1, 1995
3.  Phil Fox Consulting Agreement - June 1, 1995
4.  Admirality Consulting Agreement
5.  Phil Fox Consulting Agreement - May 16, 1994
6.  Bill Zupner Consulting Agreement
7.  D.D.M. Equity Management Corp. Consulting Agreement
8.  427968 B.C. Ltd. Consulting Agreement - May 25, 1994
9.  462610 B.C. Ltd. Consulting Agreement
10. John B. Lowy, P.C. Consulting Agreement
11. International Treasury Consulting Agreement
12. Phil Fox Consulting Agreement - September 1, 1995
13. 427968 B.C. Ltd. Consulting Agreement - December 1, 1995
14. 427968 B.C. Ltd. Consulting Agreement - September 1, 1995


ACQUISITION

None

                           SCHEDULE 2.18
                        INSURANCE POLICIES


                               NONE

                           SCHEDULE 2.19
                          TRADEMARKS, ETC.


                                NONE

                           SCHEDULE 2.20
                      GOVERNMENT REGULATIONS


                                NONE

                           SCHEDULE 2.21
                       ENVIRONMENTAL MATTERS


                                NONE

                           SCHEDULE 2.22
                         EMPLOYEE RELATIONS


1.  Robert Knight - President
    4025 Sunset Boulevard
    North Vancouver, B.C.
    V3C 5W9 Canada

                           SCHEDULE 2.23
                       RESTRICTIVE DOCUMENTS


                                NONE

                           SCHEDULE 2.24
               INTEREST IN CLIENTS, SUPPLIERS, ETC


                                NONE

                           SCHEDULE 2.25
                           BANK ACCOUNTS


J.A. INDUSTRIES, INC.

1.  Chase Manhattan Bank
    1 Chase Plaza
    New York, NY 10081

    Account #910-1-849629
    Signing Authority - Robert W. Knight


ACQUISITION

None

                           Schedule 3.2
                   Corporate Authority of Kenmar


None

                           Schedule 3.4
             Kenmar's subscriptions, options, warrants, etc.



Stock options outstanding:


Person                             Qty of Shares

Gonzalo Fernandez                   400
Gene R. Smith                       4166
Kenneth E. Mayhew, Jr.              400
Craig Macnab                        1400
Kenneth L. Marks                    250
Alan G. Finkel                      2500
Craig Ostrander                     278
Fritz Ackermann                     100
Joe Snyder                          100
Jim Meese                           100
Bernard Hardy                       50

                       Total:       9744

                           Schedule 3.6
                      Restrictive Documents


1. Shareholders Agreement, dated September 1, 1985, by and between Kenmar and its shareholders party thereto (as amended).

2. Agreement on transfer of corporate ownership, dated October 15, 1992, by and between Lee K. Simon, Daniel D. Cameron, Jr., Joseph
    T. Hunt, Jr., and Kenmar, as modified by that certain Modification and Release Agreement dated as of January 19, 1996 by and among Kenmar, JAI, Lee K. Simon, Daniel D. Cameron, Jr., Joseph T. Hunt, Jr.

                           Schedule 3.7
                           Litigation


None

                           Schedule 3.8
                       Compliance with Laws


None

                           Schedule 3.9
             No Violations; Consents and Approvals


None

                           Schedule 3.11
                            Contracts


1. Lease commitment with Copelco Capital pending close in Q1'96 upon successful installation of Teradyne test equipment. Approx. amount $188,000; $50,000 down payment with the balance due in 35 monthly installments.

2. Kenmar anticipates signing an employment agreement with Gene R. Smith to join EMSG as its Chief Operations Officer upon closing of this merger. Annual compensation of $125,000 and a 50,000 share stock option with immediate vesting as consideration for signing.

                           Schedule 3.12
                              Taxes


None

                           Schedule 3.13
                      Governmental Regulation



None

                           Schedule 3.14
                       Environmental Matters



None

                           Schedule 3.15
                        Employee Relations



None

                           Schedule 3.16
               Interest in Clients, Suppliers, Etc.



None

                           Schedule 3.17
                     Absence of Certain Changes


None

                           Schedule 3.18
                            Disclosure



None

                                    EXHIBIT A

                                 PLAN OF MERGER

                                 PLAN OF MERGER


         THIS PLAN OF MERGER is made and dated as of ___________________, 1996 by and among KENMAR BUSINESS GROUPS, INC., a North Carolina corporation ("Kenmar" or the "Surviving Corporation"), J.A. INDUSTRIES OF NORTH CAROLINA, INC., a North Carolina corporation ("Acquisition") and ELECTRONIC MANUFACTURING SERVICES GROUP, INC., a Delaware corporation and the sole shareholder of Acquisition ("EMSG") (EMSG has changed its name from J.A.
Industries, Inc.).

         WHEREAS, Kenmar, EMSG and Acquisition desire to effect the merger of Acquisition with and into Kenmar upon the terms set forth herein; and

         WHEREAS, Kenmar, EMSG and Acquisition have entered into a Merger Agreement dated as of March 1, 1996 (the "Merger Agreement") setting forth certain representations, warranties, covenants and agreements in connection with the transactions therein and herein contemplated; and

         WHEREAS, the boards of directors of Kenmar, EMSG and Acquisition by resolution duly approved the Merger Agreement and this Plan of Merger and directed that the Merger Agreement and this Plan of Merger be submitted to the shareholders of Kenmar, EMSG and Acquisition for approval and adoption.

         NOW, THEREFORE, the parties hereto do hereby approve and adopt this Plan of Merger for the purpose of setting forth the terms and conditions of the merger referred to above and the mode of carrying the same into effect.


                                    ARTICLE I

                                   THE MERGER

         1.1 Merger. Acquisition shall be merged with and into Kenmar (the "Merger") pursuant to Article 11 of the North Carolina Business Corporation Act, as amended (the "NCBCA").

         1.2 Effective Time. The Merger shall be effected by the filing of articles of merger with the Secretary of State of the State of North Carolina in accordance with the provisions of Article 11 of the NCBCA. The Merger shall become effective at the time set forth in the articles of merger, which shall be filed contemporaneously with the closing conducted pursuant to Section 1.3 of the Merger Agreement. The time and date when the Merger shall become effective is herein referred to as the "Effective Time".

         1.3 Effect of the Merger. At the Effective Time, the separate corporate existence of Acquisition shall cease, and Kenmar, as the Surviving Corporation, shall continue its corporate existence under the laws of the State of North
Carolina and shall thereupon and thereafter possess all of the rights, privileges, immunities, powers and franchises of each of Kenmar and Acquisition; all of the property, real, personal and mixed, and every other asset of each of Kenmar and Acquisition shall vest in the Surviving Corporation without further act or deed; the Surviving Corporation shall assume and be liable for all the liabilities and obligations of each of Kenmar and Acquisition; and all other effects of the Merger specified in Section 55-11-06 of the NCBCA shall result therefrom.

                                   ARTICLE II

                        CONVERSION AND ISSUANCE OF SHARES

         2.1      Conversion of Shares.

                  (a) Each share of Common Stock of Kenmar issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive the number of shares of unregistered EMSG Common Stock determined according to the exchange ratio defined in Section 2.1(b) below upon surrender of the certificate representing such share.

                  (b) For purposes of exchanging shares of Kenmar's Common Stock for EMSG Common Stock, each share of Kenmar's Common Stock shall be converted into the right to receive Forty-One (41) shares of unregistered Common Stock of EMSG (the "Exchange Ratio"). The Exchange Ratio shall be a number that upon consummation of the Merger (and taking into account the Reverse Stock Split, as defined in Section 6.1 of the Merger Agreement) will result in the Kenmar stockholders owning an aggregate number of shares of EMSG Common Stock equal to fifty percent (50%) of the issued and outstanding shares of EMSG's Common Stock as of the Effective Time. Any fractional share remaining after calculation of the total number of shares of EMSG Common Stock issuable to each holder of shares of Kenmar's Common Stock shall be eliminated.

                  (c) Each option to purchase shares of Common Stock of Kenmar granted and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and pursuant to the written agreements referred to in Section 5.2(l) of the Merger Agreement, be cancelled and replaced as of the Effective Time with a substitute corresponding option to purchase shares of EMSG Common Stock as provided in such Section 5.2(l).

                  (d) Each share of Common Stock of Acquisition issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become exchangeable for one fully-paid and nonassessable share of Common Stock of the Surviving Corporation. From and after the Effective Time, each outstanding certificate which theretofore represented shares of Acquisition Common Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Surviving Corporation Common Stock into which such shares of Acquisition Common Stock shall have been converted.

         2.2 Payment for Shares. Upon surrender to EMSG of each certificate representing shares of Kenmar's Common Stock issued and outstanding immediately prior to the Effective Time, such certificate shall forthwith be cancelled and the holder thereof shall be entitled to receive in exchange therefor the shares of EMSG Common Stock due such holder in accordance with Section 2.1 above. Until surrendered in accordance with the provisions hereof, each such certificate shall represent for all purposes the right to receive EMSG Common Stock on the basis provided in this Article II.



                                   ARTICLE III

            ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS

         3.1 Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of the Surviving Corporation shall be identical to the Articles of Incorporation and Bylaws of Kenmar in effect immediately prior to the Effective Time until thereafter amended as provided by law.

         3.2 Directors and Officers. The directors of the Surviving Corporation shall be Kenneth H. Marks, Alan G. Finkel and Gene R. Smith, who shall hold office until their respective successors shall have been elected and qualified as provided in the bylaws of the Surviving Corporation or by law. The officers of the Surviving Corporation shall be as listed below, each holding office until his or her respective successor has been duly elected and qualified as provided in the bylaws of the Surviving Corporation or by law:

                  Kenneth H. Marks  Chief Executive Officer
                  Gene R. Smith     President and Chief Operating Officer


                                   ARTICLE IV

              SUBMISSION TO SHAREHOLDERS; TERMINATION AND AMENDMENT

         4.1 Approval by Shareholders. This Plan of Merger shall be submitted to the shareholders of each of Kenmar, EMSG and Acquisition for their approval and shall have no force or effect unless approved by the shareholders of each of Kenmar, EMSG and Acquisition in the manner provided by the NCBCA.

         4.2 Termination. This Plan of Merger shall terminate automatically, whether before or after approval of the shareholders of Kenmar, EMSG or Acquisition, if the Merger Agreement shall be terminated pursuant to Section 8.1 thereof.

         4.3 Amendment. This Plan of Merger may be amended by the parties hereto, by action taken by their respective boards of directors, at any time before or after approval hereof by the respective shareholders of Kenmar, EMSG or Acquisition, but, after any such approval, no amendment shall be made which shall reduce the amount or change the form of the consideration to be received by the shareholders of Kenmar without the further approval of such shareholders. This Plan of Merger may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.


                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Headings. The article and section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Plan of Merger.

         5.2 Publicity. Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Plan of Merger or the matters contained herein, without obtaining the prior approval of Kenmar to the contents and the manner of presentation and publication thereof.

         5.3 Counterparts. This Plan of Merger may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

         IN WITNESS WHEREOF, Kenmar, EMSG, and Acquisition have caused their respective corporate names to be hereunder subscribed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                   KENMAR BUSINESS GROUPS, INC.



ATTEST:                            By:
                                         Name:
                                         Title:

By:
   Name:
   Title:


                                   ELECTRONIC MANUFACTURING SERVICES GROUP, INC.



ATTEST:                            By:
                                         Name:
                                         Title:

By:
   Name:
   Title:


                                   J.A INDUSTRIES OF NORTH CAROLINA, INC.



ATTEST:                            By:
                                         Name:
                                         Title:

By:
   Name:
   Title:

                                EXHIBIT B

                 NUMBER OF OPTION SHARES PER STOCKHOLDER

                                Exhibit B

                 Number of Option Shares per Stockholder


                           Issued              %             Options
Stockholder                Shares          Ownership          Shares

Andrew T. Brown              750              1.1%              8,560
Catherine M. Prince          200              0.3%              2,283
Christian B. Johnson         200              0.3%              2,283
Craig Macnab               6,396              9.7%             72,998
David J. Thurlow             100              0.2%              1,141
David M. Welsh               500              0.8%              5,707
Deborah R. Michael           100              0.2%              1,141
Deirdre Macnab               700              1.1%              7,989
Dennis Taylor                250              0.4%              2,853
Donald I.N. McKenzie         100              0.2%              1,141
Dorothy Ellison              250              0.4%              2,853
Erma H. Schuster              60              0.1%                685
Eugene M. Tate                20              0.0%                228
F.I. Nebhut, Jr.             500              0.8%              5,707
Francis F. Putnam            500              0.8%              5,707
Fritz Ackermann              750              1.1%              8,560
Harold S. Workman            350              0.5%              3,995
Henry White (PEG)            250              0.4%              2,853
Joe B. Putnam, Jr.           500              0.8%              5,707
John H. Putnam             1,000              1.5%             11,413
Joseph B. Stroup             750              1.1%              8,560
Kay V. Marks                 250              0.4%              2,853
Kenneth E. Mayhew, Jr.     6,900             10.5%             78,750
Kenneth H. Marks          40,095             61.0%            457,608
Kenneth L. Marks           1,750              2.7%             19,973
Lee K. Simon                 703              1.1%              8,023
Mabel Ann Steckenrider       111              0.2%              1,267
Margaret Ann Huffstetier     156              0.2%              1,780
Marsha Prince                100              0.2%              1,141
MLN Research                 100              0.2%              1,141
Peter A. Cesaro              100              0.2%              1,141
Ralph S. Pickett             100              0.2%              1,141
Richard C. Bisbee, Sr.       750              1.1%              8,560
Richard D. Adelman           100              0.2%              1,141
Robert Scott Nieboer         200              0.3%              2,283
Sue Kruger                    23              0.0%                263
Wayne C. Craft                50              0.1%                571
                          -------------------------------------------
                          65,714            100.0%            750,000

                                   EXHIBIT C

                            FORM OF OPTION AGREEMENT

                                OPTION AGREEMENT


         THIS OPTION AGREEMENT (the "Agreement") is made and dated as of ___________________, 1996, by and among KENMAR BUSINESS GROUPS, INC., a North Carolina corporation ("Kenmar"), Electronic Manufacturing Services Group, Inc., a Delaware corporation ("EMSG"), J.A. Industries of North Carolina, Inc., a North Carolina Corporation ("Acquisition"), and the Representative (as defined below).


                                   WITNESSETH:

         WHEREAS, Kenmar, EMSG (which has changed its name from "J.A. Industries, Inc.") and Acquisition entered into a Merger Agreement dated as of March 1, 1996 (the "Merger Agreement") providing for the merger of Acquisition with and into Kenmar;

         WHEREAS, pursuant to the Merger Agreement, EMSG and Acquisition have made certain representations, warranties and covenants for the benefit of Kenmar and the Stockholders (as defined in the Merger Agreement) as provided therein;

         WHEREAS,   pursuant  to  the  Merger  Agreement,   Kenmar,   EMSG,  and
Acquisition have agreed that EMSG's and Acquisition's representations and warranties pursuant to the Merger Agreement shall survive the consummation of the transactions contemplated by the Merger Agreement;

         WHEREAS, Section 1.2 of the Merger Agreement provides that EMSG shall grant the Representative an option to purchase Seven Hundred Fifty Thousand
(750,000) shares of EMSG's Common Stock for One Dollar ($1.00) upon the occurrence of any breach of any representation, warranty, covenant or other obligation of EMSG or Acquisition contained in the Merger Agreement;

         WHEREAS, Section 1.2 of the Merger Agreement provides that upon exercise of such option, the Representative shall distribute such shares to the Stockholders pursuant to the terms of this Agreement; and

         WHEREAS, the Representative is willing to act in the capacity of Representative hereunder subject to, and upon the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth in this Agreement and of other good and valuable consideration, the receipt and legal sufficiency of which they hereby acknowledge, and intending to be legally bound hereby, and as an inducement for the execution and delivery of the Merger Agreement, Kenmar, EMSG, Acquisition, and the Representative hereby agree as follows:

         1. Grant of Option. EMSG hereby grants to the Representative on behalf of the Stockholders, an irrevocable option (the "Option") to purchase Seven Hundred Fifty Thousand (750,000) shares of EMSG's Common Stock (the "Option Shares") at the purchase price set forth below.

         2.   Exercise  of  Option.   The  Option  may  be   exercised   by  the
Representative upon the occurrence of any breach of any representation, warranty, covenant, or other obligation of EMSG or Acquisition under the Merger Agreement, as more fully described in this Section 2.

                  (a) Notice; Closing. If at any time the Representative shall elect, in its judgment, to assert that EMSG or Acquisition has breached any representation, warranty or covenant made by either of such parties in the Merger Agreement and, as a result thereof, to exercise the Option, the Representative shall give EMSG notice in writing of such breach and of the exercise of the Option (the "Notice"). Such notice shall specify a date, which date shall not be less than twenty (20) days from the date such notice is given, for the closing of the purchase of the Option Shares (the "Option Closing"). Such Option Closing shall take place at 10:00 A.M. local time, on the date specified in such notice at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., 2500 First Union Capital Center, Raleigh, North Carolina, or at such other place and time as the parties may mutually agree. At the Option Closing, EMSG will deliver to the Representative certificates representing the Option Shares. The certificates shall be issued in the names of the Stockholders, and in the number of Option Shares to be issued in respect of each Stockholder as set forth in Exhibit A hereto.

                  (b) Disputed Assertion of Breach. If, within twenty (20) days after the Notice is given by the Representative to EMSG under Section 2(a) above, EMSG shall notify the Representative, in writing, that EMSG disputes and denies the asserted breach, then EMSG and the Representative shall use their respective reasonable best efforts to effect a settlement and compromise of such dispute prior to the date set forth in the Notice for the Option Closing (or prior to such later date upon which the parties may, but are not obligated to, agree). Any such settlement and compromise shall be set forth in writing by EMSG and the Representative, and the Option may be exercised, if at all, in whole or in part in accordance with such settlement and compromise.

                  (c) Arbitration to Resolve Disputed Assertion of Breach. If EMSG and the Representative are unable to settle and compromise any disputed assertion of a breach, the Option Closing shall take place on the date set forth in the Notice (or on such later date upon which the parties may, but are not obligated to, agree). The dispute shall thereafter be submitted by EMSG to binding arbitration pursuant to Section 8 of this Agreement. The Representative shall hold the Option Shares, and shall not distribute them to the Stockholders or to EMSG, pending the determination of the arbitrator or arbitrators, as the case may be. If the arbitrator(s) determine that a breach of any representation, warranty, covenant or other obligation of EMSG or Acquisition contained in the Merger Agreement has occurred, then promptly after such determination, the Representative shall distribute the Option Shares to the Stockholders as provided in Section 6 of this Agreement. If the arbitrator(s) determine that no breach of any representation, warranty, covenant or other obligation of EMSG or Acquisition contained in the Merger Agreement has occurred, then the Representative shall return the Option Shares to EMSG.

         3. Purchase Price. At the Option Closing, the Representative shall purchase the Option Shares from EMSG by delivering as consideration therefor a total cash payment of One Dollar ($1.00) for all of the Option Shares.

         4. Designation of Representative. Kenmar, on behalf of itself and the Stockholders, hereby irrevocably constitutes and appoints Kenneth H. Marks as Kenmar's and the Stockholders' true and lawful agent and attorney-in-fact (the "Representative") with respect to all matters arising in connection with this Agreement, including but not limited to the power and authority on behalf of such Stockholders (other than in his own right) to do any one or all of the following:

                  (a) enter into this Agreement and accept the grant of the Option;

                  (b) exercise the Option, or elect not to exercise the Option after it becomes exercisable, in the Representative's reasonable judgment;

                  (c) settle or compromise any disputed assertion of a breach, as set forth in Section 2(b) of this Agreement;

                  (d) give any written notices or consents and seek any declaratory judgments, damages or other appropriate relief from a court or other tribunal that the Representative may consider necessary or appropriate;

                  (e) make, execute and deliver such amendments of and supplements to this Agreement or any other agreements, instruments or documents relating hereto that the Representative may consider necessary or appropriate and not materially adverse to the Stockholders' interests hereunder, such authority to be conclusively evidenced by the execution and delivery thereof; and otherwise

                  (f) take all actions and do all things, including but not limited to the execution and delivery of all documents necessary or proper, required, contemplated or deemed advisable by the Representative, and generally to act for and in the name of each such Stockholder with respect to this Agreement.

         For purposes of this Agreement, the term "Representative" shall include any of Kenneth H. Marks' successors, heirs, beneficiaries and assigns.

         5.       Rights and Liability of the Representative.

                  (a) The Representative may resign as Representative hereunder at any time without liability upon giving notice to EMSG. In the event that the Representative shall resign or otherwise cease to act as the Representative, EMSG shall provide written notice of such resignation to the Stockholders, and the Stockholders may proceed to select a successor Representative to act hereunder.

                  (b) The Representative shall have no liability with respect to any acts or omissions under this Agreement, except with respect to the Representative's gross negligence or willful misconduct. The Representative may act in reliance upon the advice of counsel in reference to any matter in connection with this Agreement and shall not incur any liability for any action taken in good faith in accordance with such advice. EMSG and Kenmar shall jointly and severally indemnify the Representative from and against any and all damages, losses, demands, claims, costs, liabilities, judgments, deficiencies and expenses (including reasonable attorneys' fees) incurred in connection with the Representative's acts or omissions under this Agreement or by virtue of serving in his capacity as the Representative, except to the extent resulting from the Representative's gross negligence or willful misconduct.

         6. Distribution of Option Shares. Except as set forth in Section 2(c) above, as soon as reasonably practicable after the Option Closing, the Representative shall distribute the Option Shares to the Stockholders.

         7. Adjustments. If at any time the outstanding shares of EMSG Common Stock are changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment or if a stock dividend thereon is declared, then the number of shares of EMSG Common Stock subject to the Option shall be appropriately adjusted (the purchase price for the Option Shares shall remain fixed at One Dollar ($1.00) and no adjustment thereof shall be made).

         8. Arbitration. Any unresolved dispute under this Agreement with respect to any matter shall be submitted to and settled by binding arbitration in accordance with the Commercial Rules, existing at the date thereof, of the American Arbitration Association. The dispute shall be submitted to one arbitrator agreed to by EMSG and the Representative or, if EMSG and the Representative cannot agree on one arbitrator, by three arbitrators selected in accordance with said Rules, and shall be heard in Raleigh, North Carolina. Each arbitrator must be experienced in the subject matter in dispute. The costs and expenses of the arbitration (including without limitation attorneys' fees) shall be paid by EMSG, in the event EMSG is the non-prevailing party in such arbitration, and Kenmar, in the event the Representative is the non-prevailing party in such arbitration.

         9. Successors and Assigns. This Agreement shall be binding on Kenmar, EMSG, Acquisition, and the Representative and their respective successors and assigns, whether so expressed or not. The parties hereto intend and agree that the Stockholders shall be third party beneficiaries of this Agreement.

         10. Waiver of Consent. No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and not exclusive of any rights or remedies which they would otherwise have. Without limiting the generality of the foregoing, the parties agree that the rights of Kenmar and the Representative (as representative of the Stockholders) under this Agreement shall be in addition to, and shall in no way limit, Kenmar's rights against EMSG for breach by EMSG or Acquisition of any representation, warranty, covenant or other obligation of EMSG or Acquisition under the Merger Agreement or otherwise under applicable law. No modification or waiver of any provision of this Agreement, nor consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

         11. Captions. The Article and Section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         12. Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if delivered in person or sent by telex, telecopy or by registered or certified mail or by recognized overnight courier, postage prepaid, addressed as follows:

         If to EMSG or Acquisition, to:

                  Electronic Manufacturing Services Group, Inc.
                  6638 Old Wake Forest Road
                  Raleigh, North Carolina  27604
                  Attention:  Kenneth H. Marks

         with a copy to:

                  Smith, Anderson, Blount, Dorsett,
                    Mitchell & Jernigan, L.L.P.
                  Post Office Box 2611
                  Raleigh, North Carolina 27602-2611
                  Attention:  Gerald F. Roach, Esq.

         if to Kenmar or the Representative, to:

                  Kenneth H. Marks
                  6638 Old Wake Forest Road
                  Raleigh, North Carolina  27604

         with copy to:

                  Smith, Anderson, Blount, Dorsett,
                    Mitchell & Jernigan, L.L.P.
                  Post Office Box 2611
                  Raleigh, North Carolina 27602-2611
                  Attention:  Gerald F. Roach, Esq.

and such notice or communication shall be deemed to have been given as of the date so delivered, sent by telecopier, telex or mailed.

         13. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

         14. Governing Law. This Agreement shall be governed by the laws of the State of North Carolina (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect and performance.

         15. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         16. Capitalized Terms. Any capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

         IN WITNESS WHEREOF, Kenmar, EMSG, and Acquisition have caused their corporate names to be hereunto subscribed by their respective officers thereunto duly authorized, and the Representative has executed this Agreement, all as of the day and year first above written.


                                                   KENMAR BUSINESS GROUPS, INC.



                                                     By:
                                                           Name:
                                                           Title:


                  [Additional signatures appear on next page.]

                                       ELECTRONIC MANUFACTURING SERVICES
                                       GROUP, INC.



                                        By:
                                              Name:
                                              Title:


                                         J.A. INDUSTRIES OF NORTH CAROLINA, INC.



                                          By:
                                                Name:
                                                Title:


                                          REPRESENTATIVE:



                                           Kenneth L. Marks

                                    EXHIBIT A
                                       to
                                OPTION AGREEMENT

                           Issued              %             Options
Stockholder                Shares          Ownership          Shares

Andrew T. Brown              750              1.1%              8,560
Catherine M. Prince          200              0.3%              2,283
Christian B. Johnson         200              0.3%              2,283
Craig Macnab               6,396              9.7%             72,998
David J. Thurlow             100              0.2%              1,141
David M. Welsh               500              0.8%              5,707
Deborah R. Michael           100              0.2%              1,141
Deirdre Macnab               700              1.1%              7,989
Dennis Taylor                250              0.4%              2,853
Donald I.N. McKenzie         100              0.2%              1,141
Dorothy Ellison              250              0.4%              2,853
Erma H. Schuster              60              0.1%                685
Eugene M. Tate                20              0.0%                228
F.I. Nebhut, Jr.             500              0.8%              5,707
Francis F. Putnam            500              0.8%              5,707
Fritz Ackermann              750              1.1%              8,560
Harold S. Workman            350              0.5%              3,995
Henry White (PEG)            250              0.4%              2,853
Joe B. Putnam, Jr.           500              0.8%              5,707
John H. Putnam             1,000              1.5%             11,413
Joseph B. Stroup             750              1.1%              8,560
Kay V. Marks                 250              0.4%              2,853
Kenneth E. Mayhew, Jr.     6,900             10.5%             78,750
Kenneth H. Marks          40,095             61.0%            457,608
Kenneth L. Marks           1,750              2.7%             19,973
Lee K. Simon                 703              1.1%              8,023
Mabel Ann Steckenrider       111              0.2%              1,267
Margaret Ann Huffstetier     156              0.2%              1,780
Marsha Prince                100              0.2%              1,141
MLN Research                 100              0.2%              1,141
Peter A. Cesaro              100              0.2%              1,141
Ralph S. Pickett             100              0.2%              1,141
Richard C. Bisbee, Sr.       750              1.1%              8,560
Richard D. Adelman           100              0.2%              1,141
Robert Scott Nieboer         200              0.3%              2,283
Sue Kruger                    23              0.0%                263
Wayne C. Craft                50              0.1%                571
                          -------------------------------------------
                          65,714            100.0%            750,000

                                   EXHIBIT D

                FORM OF LEGAL OPINION OF STEVEN A. SANDERS, P.C.

                     [Letterhead of Steven A. Sanders, P.C.]



                               _____________, 1996











                                                                  (212) 344-0500





Kenmar Business Groups, Inc.
6638 Old Wake Forest Road
Raleigh, North Carolina  27604

                  Re: Electronic Manufacturing Services Group, Inc. and J.A. Industries of North Carolina, Inc.

Gentlemen:

         This firm is counsel to Electronic Manufacturing Services Group, Inc., a Delaware corporation (which has changed its name from "J.A. Industries, Inc.") ("EMSG") and J.A. Industries of North Carolina, Inc., a North Carolina corporation ("Acquisition") in connection with the transactions contemplated by the Merger Agreement dated as of March 1, 1996 among Kenmar Business Groups, Inc., a North Carolina corporation ("Kenmar"), EMSG, and Acquisition (the "Merger Agreement"). We are rendering this opinion pursuant to Section 5.2(c) of the Merger Agreement. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

         In connection with the preparation of our opinions expressed below, we have made such investigations and examined originals or copies, certified or otherwise identified to our satisfaction, of the Merger Agreement, each of the various other documents referred to therein and such corporate records of EMSG and Acquisition, certificates of public officials and other documents, agreements and instruments as we have deemed necessary or appropriate.

Kenmar Business Groups, Inc.
_____________, 1996
Page 2


         For purposes of these opinions, we have assumed, without any independent investigation or verification of any kind, (i) the due promulgation and validity of all statutes, regulations, administrative procedures, determinations, permits and orders; (ii) the authenticity and completeness of all documents submitted to us as originals, (iii) the conformity to authentic original documents and completeness of all documents submitted to us as certified, conformed or photostatic copies, (iv) that there have been no modifications, waivers or amendments to any of the agreements or other documents reviewed by us and (v) that the certificates of public officials dated earlier than the date hereof (but not earlier than ________________, 1996) remain accurate from such earlier date through and including the date hereof.

         Based upon and subject to the foregoing, and subject to the additional qualifications and limitations set forth below, we express the following opinions:

         1. Each of EMSG and Acquisition has the full legal right, power and authority to enter into and deliver the Merger Agreement and the other Transaction Document, to perform its obligations thereunder and to consummate the transactions contemplated thereby.
         2. The Merger Consideration is constituted entirely of duly authorized and validly issued Common Stock of EMSG. The Merger Consideration has been issued pursuant to a valid exemption from registration under applicable federal and state securities laws. All shares constituting the Merger Consideration are fully paid and non-assessable, and free and clear of all liens, encumbrances, restrictions and claims of every kind, with the exception of the legend appearing on each stock certificate issued as part of the Merger Consideration and the legal basis for such restriction.

         3. The Option Shares issuable upon exercise of the Option have been duly and validly authorized and reserved, and when issued in accordance with the terms of the Option Agreement, will be validly issued, fully paid and nonassessable.

         4. EMSG is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware. It has the power to own its property and to carry on its business as now being conducted. Further, it has the power and authority to enter into and deliver the Merger Agreement, the Plan of Merger, and the Other Transaction Documents, and to perform its obligations thereunder and consummate the transactions contemplated thereby. The execution, delivery, and performance of the Merger Agreement, the Plan of Merger, and the other Transaction Documents by EMSG, and its consummation of the transactions contemplated thereby, have been duly and validly authorized by all corporate, shareholder and other action required of EMSG by applicable law, its Certificate of

Kenmar Business Groups, Inc.
_____________, 1996
Page 3


Incorporation, or Bylaws. EMSG is not required to be qualified to transact business in any other state in order to consummate this transaction.

         5. Acquisition is a corporation duly organized and validly existing and in good standing under the laws of the State of North Carolina. It has the power to own its property and to carry on its business as now being conducted. Further, it has the power and authority to enter into and deliver the Merger Agreement, the Plan of Merger, and the Other Transaction Documents, and to perform its obligations thereunder and consummate the transactions contemplated thereby. The execution, delivery, and performance of the Merger Agreement, the Plan of Merger, and the other Transaction Documents by Acquisition, and its consummation of the transactions contemplated thereby, have been duly and validly authorized by all corporate, shareholder and other action required of Acquisition by applicable law, its Articles of Incorporation, or Bylaws. Acquisition is not required to be qualified to transact business in any other state in order to consummate this transaction.

         6. The Merger Agreement, the Plan of Merger and the other Transaction Documents have been duly executed and delivered by each of EMSG and Acquisition (to the extent each is a party thereto), enforceable against them in accordance with their terms.

         7. EMSG has an authorized capitalization consisting of Twenty Million (20,000,000) shares of common stock, $.0025 par value per share, of which ___________________________________ (____________) are issued and outstanding, and Two Million (2,000,000) shares of preferred stock, $______ par value per share, of which Zero (0) are issued and outstanding. Acquisition has an authorized capitalization consisting of _________________________ (____________)
shares   of   common   stock,   $_____   par   value   per   share,   of   which
____________________   (_________)  are  issued  and  outstanding.  All  of  the
aforementioned outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and all shares issued to date by EMSG have been issued in full compliance with all applicable state and federal securities laws. There are no outstanding options, warrants, rights (preemptive or otherwise), calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance, or sale of any shares or the capital stock of EMSG or Acquisition other than as contemplated by the Merger Agreement.

         8. Neither EMSG nor Acquisition owns, directly or indirectly, any capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust, joint venture.

Kenmar Business Groups, Inc.
_____________, 1996
Page 4


         9. Except as set forth in Schedule 2.23 to the Merger Agreement, neither EMSG nor Acquisition is subject to, bound by or a party to, any charter, bylaw, mortgage, lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character which materially affects the business practices, operations or conditions of EMSG or Acquisition or any of their assets or property, or which would be violated by, prevent or impair materially (whether by acceleration of any liability, creation of any lien or encumbrance or otherwise), or require any approval, consent, notice or assumption in connection with consummation of the transactions contemplated by the Merger Agreement, the Plan of Merger, and the other Transaction Documents, compliance by EMSG or Acquisition with the terms, conditions and provisions thereof or continued operation of EMSG's or Acquisition's business after the Closing Date on substantially the same basis as theretofore operated or which would restrict the ability of EMSG or Acquisition to acquire any property or conduct business in any area.

         10. No authorizations, consents or approvals of or filings with any Delaware, North Carolina or federal governmental agencies or authorities are required in connection with the execution, delivery or performance of the Merger Agreement or any other agreement or other document attached as an Exhibit thereto by EMSG or Acquisition.

         11. There are no actions, suits, proceedings at law or in equity, arbitrations or administrative proceedings pending or threatened against either EMSG or Acquisition. There are no judgments, orders or decrees against either EMSG or Acquisition.

         12. Each of EMSG and Acquisition is and has been in substantial compliance with all applicable laws, regulations, orders, judgments and decrees.

         13. No facts have come to our attention to cause us to believe that the Merger Agreement or any schedule, exhibit or certificate attached to the Merger Agreement or delivered in accordance with the terms thereof contains any untrue statement of a material fact or omits any statement of a material fact necessary in order to make the statements therein not misleading.

         14. To the best knowledge of the undersigned, neither EMSG's Board of Directors nor its shareholders, and neither Acquisition's Board of Directors nor its shareholders, have taken any material action except as described in or contemplated by the Merger Agreement or the Transaction Documents, including without limitation, the issuance of any securities.

Kenmar Business Groups, Inc.
_____________, 1996
Page 5

                                      * * *

         The foregoing opinions are subject to the following assumptions, qualifications and limitations:

                  (A) We have assumed that the parties (other than EMSG and Acquisition) to the Merger Agreement and the other Transaction Documents have the requisite power and authority to enter into the Merger Agreement and such other Transaction Documents; that the Merger Agreement and such other Transaction Documents have been duly authorized, executed and delivered by each such party; and that the Merger Agreement and such other Transaction Documents to which each such party is a party constitute the legal, valid and binding obligations of each such party, enforceable against each such party in accordance with their respective terms.

                  (B) The foregoing opinions are subject to the effects of (i) bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally, (ii) general principles of equity, whether applied by a court of law or equity, and (iii) applicable laws and court decisions, now or hereafter in effect, that may limit or restrict the enforceability or availability of certain terms, provisions, rights or remedies contained in the Merger Agreement or the other Transaction Documents, but which, in our opinion, should not make such documents inadequate for the practical realization of the material benefits intended to be afforded to the parties thereby.

         These opinions are provided solely for your benefit in connection with the transactions contemplated by the Merger Agreement and may not be used or relied upon by, or published or communicated to, any other person without our prior written consent.

         We bring to your attention the fact that our legal opinions are an expression of professional judgment and are not a guarantee of a result.

         Our opinions are as of the date hereof, and we do not undertake to advise you of matters which might come to our attention subsequent to the date hereof which may affect our legal opinions expressed herein.

                                                     Sincerely yours,

                                    EXHIBIT E

                        FORM OF MARKS EMPLOYMENT AGREEMENT

                          EXECUTIVE EMPLOYMENT AGREEMENT

This Executive Employment Agreement ("Agreement") is made and effective this [Closing] day of [Closing], 1996, by and between Electronic Manufacturing Services Group, Inc., a Delaware Corporation ("Company") and Kenneth H. Marks, ("Executive").

NOW, THEREFORE, the parties hereto agree as follows:

1. Employment.

Company hereby agrees to employ Executive as its President and Chief Executive Officer and Executive hereby accepts such employment in accordance with the terms of this Agreement and the terms of employment applicable to regular employees of the Company. In the event of any conflict or ambiguity between the terms of this Agreement and the terms of employment applicable to regular employees, the terms of this Agreement shall control.

2. Duties of Executive.

The duties of Executive shall include the performance of all of the duties typical of the office held by Executive as described in the Company's bylaws and such other projects as may be assigned by the Company's board of directors provided, however, that the responsibilities assigned shall be of a character and dignity appropriate to a senior executive in a similar business and provided that such assignments are reasonably consistent with Executive's education, experience, and background. Executive shall devote substantially all of his normal business time and attention to the affairs of the Company and the promotion of its interest. Executive's principal office shall be in Raleigh, North Carolina.

3. Compensation.

Executive will be paid compensation during this Agreement as follows:

A. A base salary of $125,000 USD per year, payable in installments according to the Company's regular payroll schedule. The base salary shall be increased at the end of each year of employment by 5% or at the discretion of the Company's board of directors.

B. Executive shall be entitled to a yearly bonus equal to eight (8%) percent of the net after tax profit of the Company. Such bonus will be due and payable within ninety (90) days of the Company's fiscal year end or sooner at the discretion of the Company's board of directors. Payment may be made, at Executive's sole discretion, in a combination of one or more of the following ways: (1) cash payment, (2) forgiveness of liabilities owed the Company by Executive, and/or (3) transfer of ownership, and any cash value therein, of life insurance policie(s) that cover the Executive's life. Executive will be entitled to a draw against an anticipated bonus in an amount up to 70% of the anticipated bonus based on unaudited financial statements with the balance being paid as described in the time above.

C. The Company will grant Executive stock options in the amount of 350,000 shares of common stock of the Company. Such stock options shall have five year term and shall be issued pursuant to a qualified Incentive Stock Option Plan under Section 422 of the Internal Revenue Code of 1986 as amended through August 15, 1993. Provisions of such plan shall be attached to and become part of this Agreement.

Such Stock Option Plan and Option agreements covering the options which are the subject of this section of this Agreement shall include the right of Executive to exercise the option, on the date of the option or any date thereafter prior to the option termination date, all of the shares exercisable under the term of such option. Further, the Company agrees that Executive may finance the acquisition of option shares through the issuance of a note to the Company.
Such note shall have a term of at least five (5) years, with interest only payments required until the principal amount of such note is paid, with interest at the applicable mid-term Federal rate determined under Section 127(d) of the Internal Revenue Code at the time of interest payment. Collateral for such note and the only recourse for such note shall be the shares being financed. The Company agrees to release to Executive shares collateralizing the loan provided the principal amount of the loan is reduced by payment to the Company of an amount equal to the number of shares released times the strike price of the option. In the event the total value of the shares serving as collateral exceeds the principal amount of the note at any time during the term of the note, the number of shares serving as collateral shall be reduced to that the value of the remaining shares equal the value of the principal balance of subject note providing that the released shares are under the joint control of the Company and Executive. Upon the sale of any such shares the proceeds will be divided so that the first payment will be applied to reduce principal amount of the note by the value of the option price times the number of shares sold and secondly any remaining funds to be paid to Executive. In the event Executive exercises such option with a note as described herein, Executive may, at his sole discretion, satisfy payment for any interest or principal amount due to the Company, by his cancellation of any amounts owed him by the Company. Such amounts may include due but unpaid remuneration, expenses, or any other amount that may be due but unpaid to Executive on the date payment of such interest and/or principal is due. Common shares issued under the Incentive Stock Option Plan attached hereto shall have no restriction on resale other than those imposed by the Securities Act of the SEC, the State of Delaware, and the State of North Carolina Blue Sky laws. Such shares issued pursuant to this plan shall contain a provision authorizing and requiring the Company to register, at its expense, such shares in order that these shares may be traded on any exchange which currently, or thereafter, permit the stock of the Company to be traded, within three months following receipt of such stock or as a "piggyback" registration to any registration of securities undertaken by the Company for its common stock, whichever occurs earliest.

In the event of termination under the terms of this Agreement, options exercisable at the date of termination shall be exercisable by Executive for a period of ninety days (90) after the date of termination, regardless of the reason of termination. Further, in the event of termination, such shares exercisable at the date of termination may be financed by Executive as described in the above paragraph.

D. As additional consideration for assuming the responsibilities herein, Executive may accept one of the following two alternatives as payment for such consideration:

       i. The Company shall make to Executive upon signing of this Agreement a zero (0) percent interest unsecured loan payable in full one (1) year from the date of signing of this Agreement in the amount of $100,000
       USD as additional consideration for assuming the responsibilities herein. The loan will have twenty five (25) renewal periods, renewable at Executives sole discretion, at the identical terms described herein.
       Such loan may be paid at maturity or paid early without penalty by Executive in cash or with the Company's common stock based on the value of such stock on the day in which the loan is paid. For tax purposes, the rate used for imputed interest will be at the lowest allowable rate as defined by the Internal Revenue Code for such year in which such interest is deemed to have been paid. In the event of termination of this Agreement for any reason or cause by either party, the loan described herein may be forgiven in its entirety at the sole discretion of Executive at anytime after the date of termination.

        or

        ii. The Company shall pay to Executive upon signing of this Agreement a single, non-refundable gross payment of $100,000 USD. Ordinary payroll taxes are to be deducted and paid on behalf of Executive as in the ordinary course of business.

E. As additional consideration for assuming the responsibilities outlined and as consideration for continued guarantee of certain liabilities of the Company or its subsidiaries that may exist at the time of signing of this Agreement, the Company agrees to indemnify Executive for any and all personal guarantees made be Executive for the Company or any of its subsidiaries. Such indemnification includes prepayment, as directed by Executive, of any reasonable fees or expenses necessary to defend Executive for the Company's breach (or alleged breach) of its obligation(s). Further, the Company agrees to make its best efforts to relieve Executive of any and all personal guarantees made by the Executive on behalf of the Company. The Company agrees that such indemnification will survive any termination or resignation of Executive regardless of cause.

4. Benefits.

A. Vacation. Executive will be entitled to at least three (3) weeks paid vacation each calendar year in addition to the Company's ordinary paid holidays. Company will notify Executive on or about the beginning of each calendar year with respect to the holiday schedule for the coming year. Vacation will be scheduled in advance subject to requirements of the Company. Such vacation must be taken during the calendar year and cannot be carried forward into the next year.

B. Sick Leave. Executive shall be entitled to sick leave and emergency leave according to the regular policies and procedures of the Company. Additional sick or emergency leave over and above paid leave provided by the Company, if any, shall be unpaid and shall be granted at the discretion of the Company's board of directors.

C. Expense Reimbursement. Executive shall be entitled to reimbursement for all reasonable expenses, including travel and entertainment, incurred by Executive in the performance of Executive duties. Executive will maintain records and written receipts as required by the Company policy and reasonably requested by the Company's board of directors to substantiate such expenses.

D. Employment Date. For the purpose of benefits related issues, including but not limited to insurance, options, etc..., Executive's date of employment is September 18, 1984.

E. Other Benefits. Executive is entitled to certain other benefits as listed:
(1) a car leased and maintained by the Company, (2) a country club membership and dues, (3) keyman life insurance, (4) medical health insurance for Executive and his immediate family, and (5) long term disability insurance commensurate with Executive's salary and bonus.

5. Term and Termination.

A. The term of this Agreement shall commence on [Closing], 1996 and it shall continue in effect for a period of five (5) years until [Closing], 2001. This Agreement shall be extended for an additional year on [Closing] of each year unless either party gives to the other written notice of termination. This Agreement and Executive's employment may be terminated at the Company's discretion, provided that the Company shall pay Executive an amount equal to payment at Executive's base salary rate for the remaining period of the Agreement to a maximum of three years (3) plus any bonus to which Executive may be entitled, payable in full by certified check on the date of termination.

B. This Agreement may be terminated by Executive at Executive's discretion by providing at least ninety (90) days prior written notice to the Company. In the event of termination by Executive pursuant to this subsection, Company may immediately relieve Executive of all duties and immediately terminate this Agreement, provided that the Company shall pay Executive at the then applicable base salary rate to the termination date included in Executive's original termination notice. Such payment shall be made by certified check on the date of notice of termination.

C. The Company may terminate this Agreement in the event of repeated and demonstrable failure on the part of Executive to perform the material duties of Executive's position (as described in paragraph 2) in a competent manner and failure of the Executive to substantially remedy such failure within ninety (90 days) of receiving specific written notice of such failure from the Company. In addition, the Company may terminate this Agreement if Executive is convicted of a felony during the term of this Agreement. In the event of termination as described in this section 5.C., the Executive shall be given ninety (90) days written notice and be entitled to payment through the notice period at the then base salary rate plus any bonuses or expenses due, payable by the Company in full by certified check on the date of written notice of termination.

D. In the event that Executive shall fail, because of illness or injury, to render services under this Agreement for six (6) consecutive calendar months or for shorter periods aggregating one hundred thirty (130) or more business days in any twelve (12) month period, the compensation provided for in section
3 and his employment by the Company may be terminated as of six (6) months after the end of such six (6) month or one hundred thirty (130) day period. The Company shall offset against Executive's payment of salary any payments received by him as a result of such illness or injury pursuant to any federal or state program or any salary continuation or similar program established by the Company except payments intended as reimbursement for past or anticipated medical and other expenses.

E. In the event of the death of Executive, the Company shall pay to Executive's legal representative two (2) years salary at the then base salary rate, payable as would have been paid to the Executive if he were alive. In addition, Executive's immediate family and dependents shall have the same rights as Executive would have had during the two (2) year payout period, including the rights to demand registration of restricted securities, the right to exercise stock options, and the right to Executive's benefits as listed in Section 4 above.

F. In the event that the Company becomes a party to any merger or acquisition in which it is not the surviving company, or if the Company sells all or substantially all of its assets, or if there should occur a change in control of the Company by virtue of a change or changes in ownership of its outstanding voting securities that would deminish Executive's voting rights and/or position as is at the time of signing of this Agreement, without his prior written consent of such change in voting rights and/or position, Executive
(or, in the event of death, his legal representative) will be paid an amount equal to three (3) years of Executives then base annual salary immediately by certified check on the occurrence of such event as determined by the discretion of Executive. During the three year period following such event, Executive and his dependents, beneficiaries and estate, shall continue to be entitled to all benefit plans Executive was entitled to prior to such event. The employment of Executive will be considered terminated by the Company per section 5.A. if Executive voluntarily terminates his employment because of any of the events set forth in this paragraph and Executive provides not less than thirty (3) days written notice.

G. In the event that a majority of the Board of Directors of the Company is not elected to the satisfaction of Executive from the effective date of this Agreement through a period of three years thereafter, the Company shall pay Executive an amount equal to three (3) years of the then base annual salary, payable immediately by certified check on the date of the shareholders' meeting of which such election of the Board of Directors takes place. At Executives sole discretion, such payment may be made by the issuance of common stock of the Company at the then past ten day average trading price at twice the amount that would be paid in cash. In the event that Executive decides to accept payment by the issuance of the Company's common stock, Executive may request, and the Company will use its best efforts to immediately have such stock registered so that it may be traded without restriction. In either case of payment as described in this paragraph, shall not to be construed as Executive's giving or accepting termination of this Agreement. Further, the Company and Executive agree that this Agreement will not be and cannot be terminated for any reason other than the sole discretion of the Executive, during a period in which a majority of the Company's Board of Directors is not elected to the satisfaction of Executive from the effective date of this Agreement through a period of three
(3) years.

H. Executive is irrevocably authorized to make payment from Company accounts, or to authorize the appropriate individuals within the Company, its successor, assigns, subsidiaries or divisions, to make payment from Company accounts to Executive as provided under the terms of this Agreement, and any such action by Executive shall not be deemed as a breach of any responsibility that he may have as an officer or director of the Company. Termination of this Agreement by the Company for any reason with respect to any paragraph within this Agreement in which the Company may give notice of termination shall not have any force or effect until Executive has acknowledged in writing the receipt of any monies due him. Payment of monies due per sections 5.F and/or 5.G are not mutually exclusive and payment of monies due per either section is in addition to any monies that may otherwise be due because of termination of this Agreement. All references herein made to payment by certified check may be effected by other means (such as wire transfer, electronic transfer of funds, etc...) acceptable to Executive.

6. Notices.

Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery services:

        If to the Company:

        Electronic Manufacturing Services Group, Inca.
        6638 Old Wake Forest Road
        Raleigh, NCR 27604

        If to Executive:

        Kenneth H. Marks
        9508 Kimball Drive
        Raleigh, NCR 27615

7. Final Agreement.

This Agreement terminates and supersedes all prior understanding or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that is duly executed by both parties.

8. Governing Law.

This Agreement shall be construed and enforced in accordance with the laws of the State of North Carolina.

9. Headings.

Headings used in this Agreement are provided for convenience only and shall be be used to construe meaning or intent.

10. No Assignment.

Neither this Agreement nor any interest in this Agreement other than specifically stated above may be assigned by Executive or the Company without the prior written approval of the both parties, with exeception of Executives representative or estate.

11. Misc.

It is agreed that Executive, at his sole discretion, may make payment to the Company for any moneys due the Company by Executive with the Company's common stock based on the trading price of such stock on the day payment is made. Failure of Executive to waive, approve or endorse any action as may be required herein does not constitute a waiver by Executive of any rights he may have regardless of the time that may pass.

12. Severability.

If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unforeseeable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

IN WITNESS WHEREOF, the parties hereto, having duly been authorized, have executed his Agreement as of the date first above written.

Electronic Manufacturing Services Group, Inc.   Witness

___________________________________________     _______________________________
President

Executive                                       Witness

___________________________________________     _______________________________
Kenneth H. Marks

                                   EXHIBIT F

            FORM OF AGREEMENT REGARDING SUBSTITUTE OPTION AGREEMENT

[FOOTNOTES AND PARENTHETICAL INFORMATION ARE FOR INFORMATIONAL PURPOSES ONLY AND WILL NOT CONSTITUTE PART OF THE ACTUAL OPTION AGREEMENTS]

                  ELECTRONIC MANUFACTURING SERVICES GROUP, INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT is made this ____ day of ______________________________, 1996, by and between Electronic Manufacturing
Services Group, Inc., a corporation formed under the laws of the State of Delaware ("EMSG"), and _________________, a citizen and resident of the State of _______________, (the "Optionee").

                                   WITNESSETH:

         WHEREAS,  the Optionee  has an option to purchase  shares of the common
stock  of  Kenmar  Business  Groups,   Inc.   ("Kenmar")  pursuant  to  Kenmar's
Nonqualified Stock Option Plan (the "Kenmar Option"); and

         WHEREAS, pursuant to the terms of the Merger Agreement by and among EMSG (which has changed its name from "J.A. Industries, Inc."), J.A. Industries of North Carolina, Inc., a North Carolina corporation ("Acquisition"), and Kenmar dated as of March 1, 1996 (the "Merger Agreement"), the Kenmar Option will be cancelled and replaced with a substitute corresponding option to purchase shares of the $.0025 par value common stock of EMSG pursuant to the provisions of the "J.A. Industries, Inc. 1993 Employee Stock Option Plan" (the "Plan") effective as of the consummation of the merger contemplated by the Merger Agreement (the "Merger").

         NOW, THEREFORE, in consideration of the premises contained herein and in the Plan, it is agreed as follows:

         (1) Cancellation of Kenmar Option and Grant of EMSG Option. Effective as of the consummation of the Merger:

                  (a)      The Kenmar Option is cancelled in all respects, and

                  (b) subject to the terms and conditions contained herein and in the Plan, EMSG hereby grants the Optionee the right, privilege and option (the "Option") to purchase ___________________ (____)1 shares of the
                           $.0025 par value common stock of EMSG at a price of __________________ Dollars ($____)2 per share.

          (2) Term and Vesting of Option. The term of the Option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on ____________________ [SUPPLY THE DATE DETERMINED PURSUANT TO
SECTION 5 OF THE KENMAR OPTION  AGREEMENT] (which date shall be no more than ten
(10) years from the date the Option is granted) (the "Term") and, subject to the terms and provisions hereof and the Plan, the Option shall be fully vested and immediately



- ---------------------------
    1 The number of shares shall be determined by multiplying the number of shares of Kenmar stock subject to the Kenmar Option by the Exchange Ratio, as defined in the Merger Agreement (41 shares of JAI stock for each share of Kenmar stock). Fractional shares shall be eliminated.

    2 The price per share shall be determined by dividing the exercise price per share of the Kenmar common stock under the Kenmar Option by the Exchange Ratio.

exercisable. Subject to the foregoing, the Option may be exercised in whole or in part with respect to all or any portion of the shares to which it relates.



          (3) Method of Exercise. The Option shall be exercised by the transmittal of written notice thereof to EMSG at its principal place of business. The notice shall include the Optionee's designation of the number of shares to be purchased and the Optionee's check in payment of the purchase price. Upon receipt of such notice and negotiation of said check, EMSG shall deliver to the Optionee a certificate representing the shares purchased, provided that if any law or regulation requires EMSG to take any action with respect to the shares specified in such notice before the issuance thereof, the date of delivery of the shares shall be extended for the necessary period.

          (4) Plan; Restrictions. In all respects this Agreement and the Option granted herein shall be subject to the terms and provisions of the Plan which is attached hereto as Schedule A and incorporated herein by reference. Accordingly, the rights of the Optionee under this Agreement and the shares of common stock of EMSG which the Optionee may purchase hereunder are subject to certain restrictions as set forth in the Plan.

          (5) Rights Prior to Exercise of Option. The Optionee shall have no rights as a stockholder with respect to the shares of stock subject to the Option until the exercise of his rights hereunder and the issuance and delivery to Optionee of a certificate or certificates evidencing such shares.

          (6) Assignment. The Option shall not be transferable other than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly, (but without limiting the generality of the foregoing), the Option, may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar processes. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect.

         (7) Applicable Laws. The validity, construction, interpretation and enforceability of this Agreement and the capacity of the parties shall be determined and governed by the laws of the State of North Carolina.

          (8) Severability. The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially unenforceable provision to the extent enforceable in any jurisdiction, shall nevertheless be binding and enforceable.

          (9) Waiver. The waiver by EMSG of a breach of any provision of this Agreement by Optionee shall not operate or be construed as a waiver of any subsequent breach by Optionee.

         (10) Binding Effect. The provisions of this Agreement shall be binding upon the parties hereto, their successors and assigns, including, without limitation, the estate of the Optionee and the executors, administrators or trustees of such estate and any receiver, trustee in bankruptcy or representative of the creditors of the Optionee.

         (11) Construction. This Agreement is subject to and shall be construed in accordance with the Plan, the terms of which are explicitly made applicable hereto. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan. In the event of any conflict between the provisions hereof and those of the Plan, the provisions of the Plan shall govern.

         THIS STOCK OPTION AGREEMENT is hereby confirmed and executed as of this _____ day of ________________, 1996.

                                               ELECTRONIC MANUFACTURING SERVICES
                                               GROUP, INC.
ATTEST:


___________________________________ By:     ____________________________________
Secretary                          Title:   ____________________________________

[Corporate Seal]

                                    OPTIONEE:


                                   _______________________________________(SEAL)
                                   Name:

                                   SCHEDULE A

             (J.A. Industries, Inc. 1993 Employee Stock Option Plan)

             J.A. INDUSTRIES, INC. 1993 EMPLOYEE STOCK OPTION PLAN

1. Purposes.

     The J.A. INDUSTRIES, INC. 1993 EMPLOYEE STOCK OPTION PLAN (the "Plan") is intended to provide the employees of J.A. Industries, Inc. (the "Company") with an added incentive to continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. By thus encouraging employees and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its Shareholders. The Plan allows the Company to grant Incentive Stock Options ("ISOs") (as
defined in Section 422A(b)  of  the  Internal   Revenue Code of 1986, as amended
[the "Code"]), Non-Qualified Stock Options ("NQSOs") not intended to qualify under Section 422A(b) of the Code, Stock Appreciation Rights ("SARs") and Stock Depreciation Rights ("SDRs") (collectively the "Options").




2. Shares Subject to the Plan.




     The total number of shares of Common Stock of the Company, $.0025 par value per share (the "Common Shares"), that may be subject to Options granted under the Plan shall be 250,000 in the aggregate, subject to adjustment as provided in Paragraph 8 of the Plan; however, the grant of any NQSO to an employee together with a tandem SAR or SDR shall only require one Common Share available subject to the Plan to satisfy such joint Option. The Company shall at all times while the Plan is in force reserve such number of Common Shares as will be sufficient to satisfy the requirement of outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for granting of Options under the Plan.

3.  Eligibility.

     Options may be granted to employees, which term as used in the Plan includes officers and directors of the Company or of a "subsidiary" or "parent" of the Company, as the quoted terms are defined within Section 425 of the Code. Options may be granted from time to time under the Plan to one or employees of the Company, including employees who have previously been granted Options under the Plan.

4.  Administration  of the Plan.

     The Plan shall be administered by the Board of Directors of the Company as such Board of Directors may be composed from time to time or by a Stock Option Committee (the "Committee") comprised of three disinterested persons (the term "disinterested" having the meaning ascribed to it by Rule 16b-3 of the Securities Exchange Act of 1934 [the "1934 Act"]) appointed by such Board of Directors of the Company. As and to the extent authorized by the Board of Directors of the Company, the Committee may exercise the power and authority vested in the Board of Directors under the Plan. Within the limits of the express provisions of the Plan, the Board of Directors shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, Options shall be granted, the character of such Options (whether ISO, NQSO and/or SAR or SDR in tandem with a NQSO) and the number of Common Shares to be subject to each Option, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the term and provisions of Option agreements that may be entered into in connection with Options (which need not be identical), subject to the limitation that agreements granting
ISOs must be consistent with requirements for the ISOs being qualified as "incentive stock options" as provided in Section 422A of the Code, and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Board of Directors, in its discretion, shall deem relevant. The Board of Directors' determinations on the matters referred to in this paragraph shall be conclusive.

5. Terms of Options.

      The Board or the Committee may grant either ISOs or NQSOs or SARs and/or SDRs in tandem with NQSOs. An ISO or an NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of Common Shares at a specified price (the "Option Price"). The optionee, if granted an SAR in tandem with an NQSO, may receive from the Company, in lieu of exercising his option to purchase shares pursuant to his NQSO, at one of the certain specified times during the exercise period of the NQSO as set by the Board or the Committee, the excess of the fair market value upon such exercise (as determined in accordance with subparagraph
(b) of this Paragraph 5) of one Common Share over the Option Price per share specified upon grant of the NQSO/SAR multiplied by the number of Common
Shares covered by the SAR so exercised. The optionee, if granted an SDR in tandem with an NQSO, may receive from the Company at such date after the optionee's exercise of the NQSO with which the SDR is in tandem and the SDR itself, which date shall be determined by the Board or the Committee in its sole discretion, the excess of the fair market value of one Common Share upon the optionee's exercise of the NQSO with which the SDR is in tandem over the greater of the (i) fair market value on the date six months and one day after the exercise of such NQSO and (ii) the option price paid on the exercise thereof, multiplied by the number of Common Shares covered by the NQSO/SDR so exercised. The character and terms of each Option granted under the Plan shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

      (a) An Option granted under the Plan must be granted within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Shareholders of the Company, whichever is earlier.

      (b) The Option Price of the Common Shares subject to each ISO shall not be less than the fair market value of such Common Shares at the time such ISO is granted. Such fair market value shall be determined by the Board of Directors and, if the Common Shares are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the Common Shares on the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. If an ISO is granted to any individual who, immediately before the ISO is to be granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the Common Shares subject to such ISO shall not be less than 110% of the fair market value per share of the Common Shares at the time such ISO is granted.

     (c) The Option Price of the Common Shares subject to an NQSO or an SAR or SDR in tandem with an NQSO granted pursuant to the Plan shall be determined by the Board of Directors or the Committee, in its sole discretion.

      (d) In no event shall any Option granted under the Plan have an expiration date later than 10 years from the date of its grant, and all Options granted under the Plan shall be subject to earlier termination as expressly provided in Paragraph 6 hereof. If an ISO is granted to an individual who, immediately before the ISO is granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall be exercisable after the expiration of five (5) years from the date of its grant.

      (e) An SAR may be exercised at any time after six months of the date of the grant thereof during the exercise period of the NQSO with which it is granted in tandem and prior to the exercise of such NQSO, but only within the specified 10 day period referred to in subsection (e)(3) of Rule 16b-3 of the 1934 Act (generally, the 10 days immediately following the publication of the Company's quarterly financial information). The exercise of an SAR granted in tandem with an NQSO shall be deemed to cancel such number of shares subject to the unexercised Option as were prior to the expiration date of the NQSO granted in tandem with the SDR and after six months from the exercise of the NQSO granted in tandem with the SDR. The Board or the Committee has discretion to determine and impose conditions on SDRs such as setting the time of payment at the date six months and one day following the date of exercise, the date of the sale of the Common Shares received upon the exercise of the NQSO which was granted in tandem with the SDR, or some other date (but not later than the expiration date of the option), and reducing the amount of the distribution to take into account appreciation in the fair market value of the aforementioned Common Shares prior to the payment of the distribution. The Board or the Committee also has the discretion to alter the terms of the SDRs if necessary to comply with Federal or state securities law. Amounts to be paid by the Company in connection with an SAR or SDR may, in the Board's or the Committee's discretion, be made in cash, Common Shares or a combination thereof. An NQSO granted in tandem with an SAR or SDR may not be exercised within six months of the grant thereof.

      (f) Unless otherwise provided in any Option agreement under the Plan, an Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no case may an Option (i) be exercised as to less than one hundred (100) Common Shares at any one time, or the remaining Common Shares covered by the Option if less than one hundred (100), and (ii) become fully exercisable more than five years from the date of its grant nor shall less than 20% of the Option become exercisable in any of the first five years of the Option.

      (g) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Secretary) of written notice of the number of full Common Shares with respect to which the Option is being exercised, accompanied by payment in full, in cash or by certified check payable to the order of the Company, of the Option Price of such Common Shares, or, at the discretion of the Committee or the Board, by the delivery of Common Shares having a fair market value equal to the Option Price (provided, in order to qualify as an ISO, more than two years shall have passed since the date of grant and one year from the date of exercise), or at the option of the Committee or the Board, by a combination of cash and such shares (subject to the restriction above) held by the employee that have a fair market value together with such cash that shall equal the Option Price, and at the discretion of the Committee or Board by having the Company withhold from the Common Shares to be issued upon exercise of the Option that number of shares having a fair market value equal to the tax withholding amount due, or in the event an employee is granted an NQSO is tandem with an SAR and/or SDR and desires to exercise such SAR or SDR, such written notice shall so state such intention.

     (h) The holder of an Option shall have none of the rights of a Shareholder with respect to the Common Shares covered by such holder's Option until such Common Shares shall be issued to such holder upon the exercise of the Option.

     (i) An ISO granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and any ISO granted under the Plan may be exercised during the lifetime of the holder thereof only by the holder. No Option granted under the Plan shall be subject to execution, attachment or other process.

      (j) The aggregate fair market value, determined as of the time any ISO is granted and in the manner provided for by subparagraph (b) of this Paragraph 5, of the Common Shares with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under Incentive Stock Options qualifying as such in accordance with Section 422A of the Code granted under any other Incentive Stock Option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000.

6. Death or Termination of Employment.

      (a) If the employment of a holder of an ISO under the Plan shall be terminated voluntarily by the employee or for cause, such holder's ISO shall expire within thirty (30) days after such termination. If such employment shall terminate for any reason other than death, voluntary termination by the employee or for cause, then such ISO may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (f) of this Paragraph 6. For the purposes of this subparagraph
(a), the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

      (b) If the holder of an ISO under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or (ii) within three
(3) months after the termination of such holder's employment other than voluntarily by the employee or for cause, such ISO may, subject to the provisions of subparagraph (f) of this Paragraph 6, be exercised by a legatee or legatees of such Option under such individual's last will or by such individual's personal representatives or distributees at any time within one year after the individual's death.

      (c) If the employment of a holder of an NQSO or SAR or SDR under the Plan shall be terminated voluntarily the employee or for cause, then such holder's NQSO, SAR or SDR shall expire within thirty (30) days after such termination. If such employment shall terminate for any reason other than death, voluntary termination by the employee or for cause, then such NQSO, SAR or SDR may be exercised at any time within three (3) months after the date of such termination, subject to the provisions of subparagraph (f) of this Paragraph 6. For the purposes of this subparagraph (c), the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be a voluntary termination of such individual's employment by the employee.

   (d) If the holder of an NQSO, SAR or SDR under the Plan dies (i) while employed by the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of his employment either voluntarily or for cause, such NQSO, SAR or SDR may, subject to the provisions of subparagraph (f) of this Paragraph 6, be exercised by a legatee or legatees of such NQSO, SAR or SDR under such individual's last will or by such individual's personal representatives or distributees at any time within one year after the individual's death.

   (e) If the holder of an Option under the Plan becomes disabled within the definition of section 104(d) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may, subject to the provisions of subparagraph (f) of this Paragraph 6, be exercised at any time within one year after such holder's termination of employment due to the disability.

   (f) An Option may not be exercised pursuant to this Paragraph 6 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment or death, and in any event may not be exercised after the original expiration date of the Option.

7. Leave of Absence.

For the purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) shall be considered as remaining in the employ of the Company or of a subsidiary or parent corporation for ninety (90) days or such longer period as such individual's right to reemployment is guaranteed either by statute or by contract.

8. Adjustment Upon Changes in Capitalization.

   (a) In the event that the outstanding Common Shares are hereafter changed by reason of recapitalization, reclassification, stock split-up, combination or exchange of Common Shares or the like, or by the issuance of dividends payable in Common Shares, an appropriate adjustment shall be made by the Board of Directors in the aggregate number of Common Shares available under the Plan and in the number of Common Shares and price per Common
Share subject to outstanding Options. In the event of the proposed dissolution, liquidation, merger or sale of substantially all of the assets of the Company, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board of Directors. The
Board of Directors or the Committee may in its discretion make provision for accelerating the exercisability of Options under the Plan in such circumstances.

   (b) Any adjustment in the number of Common Shares shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of Common

Shares would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Common Shares.

9. Further Conditions of Exercise.

   (a) Unless the Common Shares issuable upon the exercise of an Option under the Plan have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, prior to the exercise of the Option, the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such Common Shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

   (b) The Company shall not be obligated to deliver any Common Shares until they have been listed on each securities exchange on which the Common Shares may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

  (c) The Board or Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to (i) the withholding of payment of all or any portion of such Option and/or SAR and/or SDR until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or
(ii) the cancelling of any number of Common Shares issuable upon exercise of such Option and/or SAR and/or SDR in an amount sufficient to reimburse the Company for the amount it is required to so withhold, or (iii) the selling of any property contingently credited by the Company for the purpose of exercising such Option, in order to withhold or reimburse the Company for the amount it is required to so withhold.

10. Termination, Modification and Amendment.

   The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the Shareholders of the Company, or such date of termination, as hereinafter provided, and no Option shall be granted after termination of the Plan.

   The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

   The Board of Directors of the Company may at any time, prior to ten
(10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the Shareholders, terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, increase (except as provided by Paragraph 8) the maximum number of Common Shares as to which Options may be granted under the Plan, materially change the standards of eligibility under the Plan or materially increase the benefits which may accrue to participants under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

     No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option without the consent of the individual to whom such Option shall have been previously granted.

11. Effective Date of the Plan.

     The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon within one year before or after adoption of the Plan by the Board of Directors.

12. Not a Contract of Employment.

     Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of any employee.

13. Other Compensation Plans.

     The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the employees of the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan for employees of the Company.

                               AMENDMENT

     At a special meeting of Shareholders held March 31, 1995, Shareholders approved an amendment to the 1993 Employee Stock Option Plan pursuant to which the number of shares covered by the plan were increased from 250,000 to 1,000,000 shares.

                                EXHIBIT G

                           FORM OF GUARANTY AGREEMENT

NORTH CAROLINA
                                                       GUARANTY AGREEMENT
WAKE COUNTY

         ELECTRONIC MANUFACTURING SERVICES GROUP, INC., a Delaware corporation (hereinafter "Guarantor"), in consideration of the extension of credit by LEE K. SIMON of Wilmington, North Carolina, DANIEL DAVID CAMERON, JR. of Durham, North Carolina, and JOSEPH T. HUNT of Knightdale, North Carolina (hereinafter
"Holders") to KENMAR BUSINESS GROUPS, INC., a North Carolina corporation (hereinafter "Obligor"), evidenced by three (3) promissory notes executed in connection with that certain Agreement on Transfer of Corporate Ownership of October 15, 1992 (hereinafter the "Notes") and other good and valuable consideration, the receipt of which is hereby acknowledged, Guarantor does hereby covenant and agree with Holders, their successors, heirs, executors, administrators, and assigns, as follows:
         1. Guarantor fully and unconditionally guarantees to Holders and their assigns, jointly and severally, the prompt and punctual payment of any and all installments of principal and interest and other amounts that may be or become due to Holders under the Notes and that each and all of the obligations, duties, and covenants in the Notes to be performed by Obligor will be fully performed. In addition, Guarantor will pay all damages or loss, including attorneys' fees, that may arise in consequence of a default or failure by Obligor or its successors to perform each and every obligation under the Notes.
         2. Guarantor shall make full payment or cause full performance to be made within fifteen (15) days after notice from

Holders to Guarantor of any such default or failure to pay by Obligor. Said fifteen-day period shall commence to run within forty-eight (48) hours of the time that Holders mail to Guarantor, certified or registered mail, return receipt requested, any such notice or a copy of any such notice as may be sent by Holders to Obligor. It is expressly understood, stipulated, and agreed upon, that this guaranty is a guaranty of payment and not a guaranty of collection.

     3. That at the option of Holders, Guarantor may be joined in any action or proceeding commenced by Holders against Obligor in connection with and based upon the Notes and that recovery may be had against Guarantor in any such action or proceeding, or in any independent action or proceeding against Guarantor without any requirement that Holders or their respective heirs, executors, administrators, successors, or assigns, jointly or severally, first assert, prosecute, or exhaust any remedy or claim against Obligor, or its successors or any other security.

     4. That the interest of Holders under this Guaranty Agreement may be assigned by Holders, their successors and assigns by way of security or otherwise, without notice to Guarantor and without reducing or changing the obligations of Guarantor hereunder.

     5. This Guaranty Agreement shall inure to the benefit of the heirs, legal representatives, successors, and assigns of the Holders and shall be binding upon and enforceable against the Guarantor and its successors and assigns.

     6. Guarantor expressly waives: (a) notice of acceptance of this guaranty and of all extensions of credit to Obligor; (b) presentment and demand for payment of any of the debts of Obligor; and (c) protest and notice of dishonor or of default to any party with respect to any of the debts of Obligor or with respect to any security therefor.

     IN WITNESS WHEREOF, this Guaranty Agreement has been executed and sealed this ____ day of ___________________, 1996.

                                   ELECTRONIC MANUFACTURING SERVICES GROUP, INC.



ATTEST:                            By:
                                        Name:
                                        Title:


By:
     Name:
     Title:

[CORPORATE SEAL]

                              EXHIBIT H

               FORM OF LEGAL OPINION OF SMITH, ANDERSON,
              BLOUNT, DORSETT, MITCHELL & JERNIGAN, L.L.P.

                [Letterhead of Smith, Anderson, Blount, Dorsett,
                              Mitchell & Jernigan]




                                              ___________________, 1996




                                                                  (919) 821-1220




Electronic Manufacturing Services Group, Inc.
6638 Old Wake Forest Road
Raleigh, North Carolina  27604

                        Re: Kenmar Business Groups, Inc.

Gentlemen:

         We have acted as counsel to Kenmar Business Groups, Inc., a North Carolina corporation ("Kenmar") in connection with the transactions contemplated by the Merger Agreement (the "Merger Agreement") dated as of March 1, 1996 among Kenmar, Electronic Manufacturing Services Group, Inc., a Delaware corporation (which has changed its name from "J.A. Industries, Inc.") ("EMSG") and J.A. Industries of North Carolina, Inc., a North Carolina corporation ("Acquisition"). We are rendering this opinion pursuant to Section 5.3(c) of the Merger Agreement. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

         In connection with the preparation of our opinions expressed below, we have made such investigations and examined originals or copies, certified or otherwise identified to our satisfaction, of the Merger Agreement, each of the various other documents referred to therein and such corporate records of Kenmar, certificates of public officials and other documents, agreements and instruments as we have deemed necessary or appropriate.

         For purposes of these opinions, we have assumed, without any independent investigation or verification of any kind, (i) the due promulgation and validity of all statutes, regulations, administrative procedures, determinations, permits and orders; (ii) the authenticity and completeness of all documents submitted to us as originals, (iii) the conformity to authentic original documents and completeness of all documents submitted to us as certified, conformed or photostatic copies, (iv) that there have been no modifications, waivers or amendments to any of the agreements or other documents reviewed by us and (v) that the certificates of public officials dated earlier than the date hereof (but not earlier than ________________, 1996) remain accurate from such earlier date through and including the date hereof.

Electronic Manufacturing Services Group, Inc.
_________________, 1996
Page 2


         As to questions of fact material to this opinion, we have relied upon the representations and warranties made in the Merger Agreement and the other documents referred to therein or delivered pursuant thereto and upon certificates and other documents of officers or representatives of Kenmar and of public officials and have made such other inquiries and investigations as we have deemed necessary or appropriate.

         Based upon and subject to the foregoing, and subject to the additional qualifications and limitations set forth below, we express the following opinions:

                  1. Kenmar is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina. Kenmar has all requisite power and authority to enter into and deliver the Merger Agreement and the other Transaction Documents, perform its obligations thereunder and consummate the transactions contemplated thereby. Kenmar's execution, delivery and performance of the Merger Agreement and the other Transaction Documents and Kenmar's consummation of the transactions contemplated thereby have been duly and validly authorized by all corporate, shareholder and other action required of Kenmar by applicable law, its Articles of Incorporation or Bylaws.

     2. To our actual knowledge without independent investigation, Kenmar is not subject to any charter, bylaw, mortgage, lien, lease, agreement, instrument, order, law, rule, regulation, judgment or decree, or any other restriction of any kind or character which would be violated by, prevent or impair materially (whether by acceleration of any liability, creation of any lien or encumbrance or otherwise) consummation of the transactions contemplated by the Merger Agreement, except for (i) that certain Shareholders' Agreement, dated September 1, 1985, by and between Kenmar and the shareholders of Kenmar party thereto (as amended), and (ii) that certain Agreement on Transfer of Corporate Ownership, dated October 15, 1992, by and between Lee K. Simon ("Simon"), Daniel David Cameron, Jr. ("Cameron"), Joseph T. Hunt, Jr. ("Hunt"), and Kenmar, as modified by that certain Modification and Release Agreement, dated as of January 19, 1996, by and among Kenmar, J.A. Industries, Inc., Simon, Cameron, and Hunt.

         The foregoing opinions are subject to the following assumptions, qualifications and limitations:

     (A) We have assumed that the parties (other than Kenmar) to the Merger Agreement and the other Transaction Documents have the requisite power and authority to enter into the Merger Agreement and such other Transaction Documents; that the Merger Agreement and such other Transaction Documents have been duly authorized, executed and delivered by each such party; and that the

Electronic Manufacturing Services Group, Inc.
_______________________, 1996
Page 3

Merger Agreement and such other Transaction Documents to which each such party is a party constitute the legal, valid and binding obligations of each such party, enforceable against each such party in accordance with their respective terms.

                  (B) The foregoing opinions are subject to the effects of (i) bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally, (ii) general principles of equity, whether applied by a court of law or equity, and (iii) applicable laws and court decisions, now or hereafter in effect, that may limit or restrict the enforceability or availability of certain terms, provisions, rights or remedies contained in the Merger Agreement or the other Transaction Documents, but which, in our opinion, should not make such documents inadequate for the practical realization of the material benefits intended to be afforded to the parties thereby.

                  (C) We are members of the Bar of the State of North Carolina only and express no opinion as to the laws of any jurisdiction other than the State of North Carolina and the federal laws of the United States of America.

         These opinions are provided solely for your benefit in connection with the transactions contemplated by the Merger Agreement and may not be used or relied upon by, or published or communicated to, any other person without our prior written consent.

         We bring to your attention the fact that our legal opinions are an expression of professional judgment and are not a guarantee of a result.

         Our opinions are as of the date hereof, and we do not undertake to advise you of matters which might come to our attention subsequent to the date hereof which may affect our legal opinions expressed herein.

                                               Sincerely yours,

                                               SMITH, ANDERSON, BLOUNT, DORSETT,
                                                     MITCHELL & JERNIGAN, L.L.P.



                                                     By:
                                                          Gerald F. Roach

                            EXHIBIT I
                    FORM OF GMCP AGREEMENT

February   , 1996

Electronic Manufacturing Services Group, Inc.
Mr. Kenneth Marks
6638 Old Wake Forest Road
Raleigh, NC
27604


Dear Mr. Marks

This letter confirms the engagement agreement (the "Agreement") between G.M. Capital Partners, Ltd. ("GMC") and Electronic Manufacturing Services Group, Inc., a Delaware Corporation, (hereinafter "EMSG" or the "Company") pursuant to which GMC will furnish management consulting, financial advisory and investor relations services to EMSG. GMC will assist EMSG in the capacity as detailed below.


1.  RESPONSIBILITY OF GMC

A. Subject to the terms and conditions hereof, GMC services will include, among other things, a due diligence overview of the Company including reviewing EMSG's current financial position and projections relating to EMSG's capital requirements, analyzing the proforma effects of the financing on such projections, and rendering advice on methods of structuring such financing ("Financing").


B. GMC shall use its best efforts to obtain Financing for EMSG; however, it is expressly acknowledged and agreed by the parties hereto that GMC's obligations do not insure the successful negotiation of or obtaining of any type of Financing for EMSG. GMC is not a registered broker dealer.


C. GMC shall use its best efforts to attract suitable entities who are in the business of or interested in making equity or debt investments in companies such as EMSG. GMC shall assist the Company in proposing an equity or debt investment in EMSG to prospective investors, presenting its analysis in support of the investment, and structuring and negotiating the financial terms of the investment.


D. GMC shall assist EMSG in the coordination of the parties involved in connection with a Financing and attend to the numerous technical details required in arranging and finalizing any transaction. These tasks often present substantive issues or other difficulties and constitute the most time-consuming aspects of a Financing, requiring an anticipation of problems and experienced coordination of attorneys and other parties, as appropriate.

2.  INFORMATION

A. GMC will perform services for the Company in all areas generally considered to be management consulting, financial advisory and investor relations, including but not limited to the preparation and dissemination of financial publicity, annual and interim reports for stockholders and the financial community, preparation and dissemination of information concerning the Company's operations, and consultation with respect to financial negotiations with investment banking firms, lenders and private investors.


B. Information to be released by GMC will be disseminated to general, financial and trade media, the investment banking community, banks and statistical organizations, all as deemed necessary or appropriate by GMC and the Company; provided, however, that GMC shall not release or otherwise make public any information regarding or relating to EMSG without the prior written consent of EMSG.


C. All information to be disseminated through GMC will be based upon written material furnished by the Company and will be released only after receipt by GMC of final approval from the Company. The Company recognizes that GMC may have, either at the present time or in the future, obligations imposed upon it by the federal securities laws to verify independently certain of the information contained in release being made through it. Accordingly, the Company agrees that GMC shall have the right to make such reasonable inquiries as it shall deem necessary or appropriate of officers and employees of the Company and its counsel and auditors with respect to information being released by GMC. The Company recognizes that the accuracy and completeness of all information contained in release ultimately rests with the Company and agrees to indemnify and hold GMC harmless from and against any loss and expense arising out of a claim that any information released by GMC is inaccurate or incomplete, so long as such information is identical to that approved in writing by EMSG, and the release thereof was approved in writing by EMSG.


D. You acknowledge and understand that GMC, in order to perform its services effectively under this agreement, and to satisfy such obligation as may be imposed upon it by the federal securities laws, requires the prompt receipt of all material information with respect to the Company, its operations and its prospects. Accordingly, you agree to furnish promptly to GMC copies of all reports and other filings with the Securities and Exchange Commission, all material communications with Stockholders and all reports received from your auditors. Furthermore, you recognize the necessity of promptly notifying GMC of all material developments concerning the Company, its business and prospects and to supply GMC with sufficient information necessary for GMC to make a determination as to its compliance with its own procedures as well as any legal requirements. The term "prompt" above means reasonably timely with respect to the release of information.

3.  COMPENSATION TO GMC

In consideration of our services as set forth above, GMC shall be entitled to receive, and EMSG agrees to pay to GMC the following:


A. GMC will receive an initial payment of $5,000 to paid with the execution of this Agreement.


B. GMC will receive a success fee ("Success Fee") in the form of a cash payment in the amount of ten percent (10%) of the gross proceeds of any private Financing it arranges, including any form of equity, convertible debt, debt with warrants, debt with equity incentives to the lender, or any other form of equity, debt or guarantees obtained by or invested in EMSG payable upon closing and receipt of funds by EMSG or any entity described in Paragraph 6, whichever is earlier. In the event EMSG does a public financing arranged by GMC or sells more than five (5%) percent of EMSG to any party arranged by GMC, GMC will be entitled to a cash payment in the total amount of three (3%) percent of the gross proceeds of the investment. In the event that GMC arranges a public financing through a registered broker-dealer, then GMC will be entitled to a cash payment in the total amount of three (3%) percent of the gross proceeds of the financing and not to the ten percent cash payment as described as the Success Fee.


C. EMSG shall have sole discretion in determining what constitutes an acceptable Financing as contemplated by this Agreement. GMC shall earn the Success Fee only upon the closing and receipt of funds from a Financing as described in 3.B, above, and not merely for presenting a financing option or prospective investor which in EMSG's sole discretion is unacceptable.


D. GMC will be retained as Financial Advisor, Management Consultant and Investors Relations firm for the Company at a fee of $5,000 per month.
Excluding the initial payment, monthly payments will commence on the       ,
1996, and will be payable on the 1st of each month for twelve (12) consecutive months.


4.  EXPENSE REIMBURSEMENT

EMSG agrees to reimburse GMC all amounts due and owing GMC, under the terms of this Agreement, no later than thirty (30) days after receiving an invoice for all customary or reasonable out-of-pocket expenses, including but not limited to, the cost of telephone calls, travel, facsimile transmission, translation, interpretation, paper duplication, due diligence reports, postage and delivery services, or fees of counsel incurred in connection with the performance by GMC of its duties as contemplated by this Agreement.
All out-of-town travel, counsel, or third party consultant fees, and other significant expenses (Over $250) must be approved by EMSG in advance. EMSG will make arrangements directly with and be responsible for cost of accountants, appraisers, counsel and other experts and for the costs of printing and circulating a business plan, memorandum or other documents prepared in connection with performing appropriate due diligence of this Financing. If we must file a lawsuit to collect any outstanding fees, out-of-pocket expenses, or other expenses due from EMSG, EMSG agrees to pay reasonable costs and attorney's fees for such action.

5.  ASSIGNMENT AND TRANSFER OF OBLIGATION

In the event that EMSG contributes, pledges, guarantees or otherwise conveys any of its assets (including without limitation the assets of its subsidiaries or affiliates) to, or incurs any liabilities on behalf of, or grants the authority to operate its business(es) or affiliated business(es) to a new entity, whether a corporation, partnership, sole proprietorship, or national person ("New Entity") for the purpose of obtaining Financing as contemplated by this Agreement, then GMC will be compensated by EMSG for whatever funds were received by the New Facility on the same basis as if the funds were invested directly in EMSG, so long as such transaction was arranged by GMC. The parties further agree that all EMSG's rights and obligations under the Agreement will be equally binding upon New Entity and that EMSG will not enter into or create any agreement, undertaking or legal obligation with a New Entity without requiring said New Entity to accept and satisfy EMSG's right and obligations under this Agreement as if they were their own.


6.  TWO YEAR PROVISION

If, within two (2) years from the termination of this Agreement, EMSG or its officers consummate any Financing with any party to whom EMSG or its officers were first introduced by GMC or who was contacted by GMC in connection with its services for EMSG hereunder, or who received information prepared by GMC in connection with the Financing, then EMSG shall pay to GMC the agreed upon compensation.


7.  TERMINATION

This Agreement shall terminate twelve (12) months from the above written date of this Agreement unless extended in writing and signed by both parties. GMC shall be paid by EMSG all fees earned through Termination Date together with reimbursement of all expenses due hereunder. All such fees and reimbursement due GMC shall be paid on or before the Termination Date.


Notwithstanding anything expressed or implied herein to the contrary, the terms and provisions of Section 2, 3, 4, 5, 6, 7, 9, 10, 11, 12, 13, 14,
and 15 shall survive the termination of this Agreement.


8.  INDEMNIFICATION

EMSG agrees to indemnify and hold harmless GMC against any and all losses, claims, damages, liabilities or costs (and all actions in respect thereof and any reasonable legal or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise), including the costs of investigating, preparing or defending any such action or claim (collectively "Losses"), as and when incurred, caused by, relating to, based upon, or arising out of: (a) any Financing (as defined in or contemplated by this engagement letter agreement, as it may be amended from time to time (the "Agreement")); or (b) GMC's acting for EMSG; provided, however such indemnity agreement shall not apply to any such loss, claim, damage, liability or cost to the extent it is found to have resulted from the gross negligence or willful misconduct of GMC or the violation of any laws by GMC.


GMC shall indemnify and hold harmless EMSG against any Losses, as and when incurred, caused by, relating to, based upon, or arising out of the negligent acts or omissions or willful misconduct of GMC, or the violation of any laws by GMC, in connection with GMC's performance under this Agreement.


If any action proceeding, or investigation is commenced or claim is made as to which either party proposes to demand indemnification, it will notify the other party with reasonable promptness. The indemnifying party reserves the right to assume the defense of the indemnified party with counsel of its choosing, which counsel shall be reasonably acceptable to the indemnified party. The indemnifying party shall not be liable for any settlement of any claim against the indemnified party made without its written consent. The indemnified party may not settle any claim without the prior written consent of the indemnifying party.


No person found liable for fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.


9.  ENTIRE AGREEMENT

The Parties agree that the Agreement embodies the entire agreement and understanding of the Parties and that no understanding or agreements, verbal or otherwise, exists between the Parties excepts set forth in the Agreement. Any modification to the Agreement must be reduced to writing, signed by both Parties, and attached to the Agreement to be effective.


10.  SEVERABILITY

Should any section or any part of any section of the Agreement be rendered void, invalid, or unenforceable by any court of law for any reason such determination shall not render void, invalid, or unenforceable any other section or any part of any section in the Agreement.


11.  SURVIVAL OF REPRESENTATIONS

Each Party, for itself, and its successors, heirs, executors, administrators, representatives, insures, agents, and assigns, covenants and agrees that all representations made hereunder and obligations created hereunder shall apply to their successors and assigns provided however, that GMC shall not assign this Agreement to a third party without the prior written consent of a duly authorized representative of EMSG which consent shall not be unreasonable withheld.

12.  NOTICES

Any required notices under this Agreement shall be made by overnight courier or certified mail, postage prepaid and return receipt requested as follows:


    If to GMC:

      G.M. Capital Partners, Ltd.
      Hirzel House, Smith Street
      St. Peters Port, Guernsey
      Channel Islands, GY1 2NG

    With copies to:

     Mr. J.A. Michie
     North American Business Agent
     G.M. Capital Partners, Ltd.
     P.O. Box 231
     Port Coquitlam, B.C.
     V3C 3V7 Canada

    If to EMSG:

     Mr. Kenneth Marks
     6638 Old Wake Forest Road
     Raleigh, NC
     27604


13.  CHOICE OF LAW

The validity and interpretation of this Agreement shall be governed by the laws of the State of North Carolina, without giving effect to the State of North Carolina's choice of law principle and all actions arising under this Agreement or arising out of the operative facts represented by services performed pursuant to this Agreement shall be resolved in the courts of the State of North Carolina.

14.  HEADINGS

The headings are for informational purposes only and shall not constitute a part of this Agreement.

15.  NO WAIVER OF BREACH

Waiver of any one breach of the provisions of this Agreement shall not be deemed a waiver of any other breach of the same or any other provision of this Agreement.


AGREED AND ACCEPTED:

Please confirm that the foregoing correctly sets forth our mutual understanding by signing and returning the copy of this Agreement provided for that purpose.

Electronic Manufacturing Services Group, Inc.       G.M. Capital Partners, Ltd
Kenneth Marks, President                            J.A. Michie
                                                    North America Business Agent
- ---------------------------------------------       ----------------------------
Date:________________________________________       Date:_______________________

                         Amendment No. 1
                       to Merger Agreement

 [FOOTNOTES AND PARENTHETICAL INFORMATION ARE FOR INFORMATIONAL PURPOSES
   ONLY AND WILL NOT CONSTITUTE PART OF THE ACTUAL OPTION AGREEMENTS]

             ELECTRONIC MANUFACTURING SERVICES GROUP, INC.

                  NONQUALIFIED STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT is made this ____ day of ___________________, 1996, by and between Electronic Manufacturing Services Group, Inc., a corporation formed under the laws of the State of Delaware ("EMSG"), and ________________, a citizen and resident of the State of __________________,
(the "Optionee").


                              WITNESSETH:

     WHEREAS, the Optionee has an option to purchase shares of the common stock of Kenmar Business Groups, Inc. ("Kenmar") pursuant to Kenmar's Nonqualified Stock Option Plan (the "Kenmar Option"); and

     WHEREAS, pursuant to the terms of the Merger Agreement by and among EMSG (which has changed its name from "J.A. Industries, Inc."), J.A. Industries of North Carolina, Inc., a North Carolina corporation ("Acquisition"), and Kenmar dated as of March 1, 1996 (the "Merger Agreement"), the Kenmar Option will be cancelled and replaced with a substitute corresponding option to purchase shares of the $.0025 par value common stock of EMSG pursuant to the provisions of the "J.A. Industries, Inc. 1993 Employee Stock Option Plan" (the "Plan") effective as of the consummation of the merger contemplated by the Merger Agreement (the "Merger").

     NOW, THEREFORE, in consideration of the premises contained herein and in the Plan, it is agreed as follows:

          (1) Cancellation of Kenmar Option and Grant of EMSG Option. Effective as of the consummation of the Merger:

               (a)  The Kenmar Option is cancelled in all respects, and
               (b) subject to the terms and conditions contained herein and in the Plan, EMSG hereby grants the Optionee the right, privilege and option (the "Option") to purchase ___________________ (______)1 shares of the $.0025 par value common stock of EMSG at a price of _________________ Dollars ($______)2 per share.

          (2) Term and Vesting of Option. The term of the Option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on _____________________ [SUPPLY THE DATE DETERMINED PURSUANT TO SECTION 5 OF THE KENMAR OPTION AGREEMENT] (which date shall be no more than ten (10) years from the date the Option is granted) (the "Term") and, subject to the terms and provisions hereof and the Plan, the Option shall be fully vested and immediately

___________________
      1 The number of shares shall be determined by multiplying the number of shares of Kenmar stock subject to the Kenmar Option by the Exchange Ratio, as defined in the Merger Agreement (41 shares of JAI stock for each share of Kenmar stock). Fractional shares shall be eliminated.

      2 The price per share shall be determined by dividing the exercise price per share of the Kenmar common stock under the Kenmar Option by the Exchange Ratio.

exercisable. Subject to the foregoing, the Option may be exercised in whole or in part with respect to all or any portion of the shares to which it relates.

     (3) Method of Exercise. The Option shall be exercised by the transmittal of written notice thereof to EMSG at its principal place of business. The notice shall include the Optionee's designation of the number of shares to be purchased and the Optionee's check in payment of the purchase price. Upon receipt of such notice and negotiation of said check. EMSG shall deliver to the Optionee a certificate representing the shares purchased, provided that if any law or regulation requires EMSG to take any action with respect to the shares specified in such notice before the issuance thereof, the date of delivery of the shares shall be extended for the necessary period.

     (4) Plan; Restrictions. In all respects this Agreement and the Option granted herein shall be subject to the terms and provisions of the Plan which is attached hereto as Schedule A and incorporated herein by reference. Accordingly, the rights of the Optionee under this Agreement and the shares of common stock of EMSG which the Optionee may purchase hereunder are subject to certain restrictions as set forth in the Plan. In addition, the Optionee's right and ability of sell shares of EMSG common stock that the Optionee may purchase pursuant to the Option shall be restricted as follows: (i) during the ninety (90)-day period immediately following the Effective Time (as defined in the Merger Agreement), the Optionee shall not sell any shares of EMSG common stock purchased pursuant to the Option; and (ii) during any three month period, the Optionee shall not sell more than one-eighth (1/8) of the total number of shares purchasable pursuant to the Option.

     (5) Rights Prior to Exercise of Option. The Optionee shall have no rights as a stockholder with respect to the shares of stock subject to the Option until the exercise of his rights hereunder and the issuance and delivery to Optionee of a certificate or certificates evidencing such shares.

     (6) Assignment. The Option shall not be transferable other than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee. More particularly, (but without limiting the generality of the foregoing), the Option, may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar processes. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect.

     (7) Applicable Laws. The validity, construction, interpretation and enforceability of this Agreement and the capacity of the parties shall be determined and governed by the laws of the State of North Carolina.

     (8) Severability. The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially unenforceable provision to the extent enforceable in any jurisdiction, shall nevertheless be binding and enforceable.

     (9) Waiver. The waiver by EMSG of a breach of any provision of this Agreement by Optionee shall not operate or be construed as a waiver of any subsequent breach by Optionee.

     (10) Binding Effect. The provisions of this Agreement shall be binding upon the parties hereto, their successors and assigns, including, without limitation, the estate of the Optionee and the executors, administrators or trustees of such estate and any receivers, trustee in bankruptcy or representative of the creditors of the Optionee.

     (11) Construction. This Agreement is subject to and shall be construed in accordance with the Plan, the terms of which are explicitly made applicable hereto. Unless otherwise defined herein, capitalized terms in this Agreement shall have the same definitions as set forth in the Plan. In the event of any conflict between the provisions hereof and those of the Plan, the provisions of the Plan shall govern.

     THIS STOCK OPTION AGREEMENT is hereby confirmed and executed as of this ______ day of ____________________, 1996.

                                   ELECTRONIC MANUFACTURING SERVICES
                                   GROUP, INC.

ATTEST:

______________________________     By:    ____________________________
Secretary                          Title: ____________________________

[Corporate Seal}

                                   OPTIONEE:

                                   ________________________________(SEAL)
                                   Name:

                                   EXHIBIT C

                            FORM OF OPTION AGREEMENT

                                OPTION AGREEMENT


         THIS OPTION AGREEMENT (the "Agreement") is made and dated as of ___________________, 1996, by and among KENMAR BUSINESS GROUPS, INC., a North Carolina corporation ("Kenmar"), Electronic Manufacturing Services Group, Inc., a Delaware corporation ("EMSG"), J.A. Industries of North Carolina, Inc., a North Carolina Corporation ("Acquisition"), and the Representative (as defined below).


                                   WITNESSETH:

         WHEREAS, Kenmar, EMSG (which has changed its name from "J.A. Industries, Inc.") and Acquisition entered into a Merger Agreement dated as of March 1, 1996 (the "Merger Agreement") providing for the merger of Acquisition with and into Kenmar;

         WHEREAS, pursuant to the Merger Agreement, EMSG and Acquisition have made certain representations, warranties and covenants for the benefit of Kenmar and the Stockholders (as defined in the Merger Agreement) as provided therein;

         WHEREAS,   pursuant  to  the  Merger  Agreement,   Kenmar,   EMSG,  and
Acquisition have agreed that EMSG's and Acquisition's representations and warranties pursuant to the Merger Agreement shall survive the consummation of the transactions contemplated by the Merger Agreement;

         WHEREAS, Section 1.2 of the Merger Agreement provides that EMSG shall grant the Representative an option to purchase Seven Hundred Fifty Thousand
(750,000) shares of EMSG's Common Stock for One Dollar ($1.00) upon the occurrence of any breach of any representation, warranty, covenant or other obligation of EMSG or Acquisition contained in the Merger Agreement;

         WHEREAS, Section 1.2 of the Merger Agreement provides that upon exercise of such option, the Representative shall distribute such shares to the Stockholders pursuant to the terms of this Agreement; and

         WHEREAS, the Representative is willing to act in the capacity of Representative hereunder subject to, and upon the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth in this Agreement and of other good and valuable consideration, the receipt and legal sufficiency of which they hereby acknowledge, and intending to be legally bound hereby, and as an inducement for the execution and delivery of the Merger Agreement, Kenmar, EMSG, Acquisition, and the Representative hereby agree as follows:

         1. Grant of Option. EMSG hereby grants to the Representative on behalf of the Stockholders, an irrevocable option (the "Option") to purchase Seven Hundred Fifty Thousand (750,000) shares of EMSG's Common Stock (the "Option Shares") at the purchase price set forth below.

         2.   Exercise  of  Option.   The  Option  may  be   exercised   by  the
Representative upon the occurrence of any breach of any representation, warranty, covenant, or other obligation of EMSG or Acquisition under the Merger Agreement, as more fully described in this Section 2.

                  (a) Notice; Closing. If at any time the Representative shall elect, in its judgment, to assert that EMSG or Acquisition has breached any representation, warranty or covenant made by either of such parties in the Merger Agreement and, as a result thereof, to exercise the Option, the Representative shall give EMSG notice in writing of such breach and of the exercise of the Option (the "Notice"). Such notice shall specify a date, which date shall not be less than twenty (20) days from the date such notice is given, for the closing of the purchase of the Option Shares (the "Option Closing"). Such Option Closing shall take place at 10:00 A.M. local time, on the date specified in such notice at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., 2500 First Union Capital Center, Raleigh, North Carolina, or at such other place and time as the parties may mutually agree. At the Option Closing, EMSG will deliver to the Representative certificates representing the Option Shares. The certificates shall be issued in the names of the Stockholders, and in the number of Option Shares to be issued in respect of each Stockholder as set forth in Exhibit A hereto.

                  (b) Disputed Assertion of Breach. If, within twenty (20) days after the Notice is given by the Representative to EMSG under Section 2(a) above, EMSG shall notify the Representative, in writing, that EMSG disputes and denies the asserted breach, then EMSG and the Representative shall use their respective reasonable best efforts to effect a settlement and compromise of such dispute prior to the date set forth in the Notice for the Option Closing (or prior to such later date upon which the parties may, but are not obligated to, agree). Any such settlement and compromise shall be set forth in writing by EMSG and the Representative, and the Option may be exercised, if at all, in whole or in part in accordance with such settlement and compromise.

                  (c) Arbitration to Resolve Disputed Assertion of Breach. If EMSG and the Representative are unable to settle and compromise any disputed assertion of a breach, the Option Closing shall take place on the date set forth in the Notice (or on such later date upon which the parties may, but are not obligated to, agree). The dispute shall thereafter be submitted by EMSG to binding arbitration pursuant to Section 8 of this Agreement. The Representative shall hold the Option Shares, and shall not distribute them to the Stockholders or to EMSG, pending the determination of the arbitrator or arbitrators, as the case may be. If the arbitrator(s) determine that a breach of any representation, warranty, covenant or other obligation of EMSG or Acquisition contained in the Merger Agreement has occurred, then promptly after such determination, the Representative shall distribute the Option Shares to the Stockholders as provided in Section 6 of this Agreement. If the arbitrator(s) determine that no breach of any representation, warranty, covenant or other obligation of EMSG or Acquisition contained in the Merger Agreement has occurred, then the Representative shall return the Option Shares to EMSG.

         3. Purchase Price. At the Option Closing, the Representative shall purchase the Option Shares from EMSG by delivering as consideration therefor a total cash payment of One Dollar ($1.00) for all of the Option Shares.

         4. Designation of Representative. Kenmar, on behalf of itself and the Stockholders, hereby irrevocably constitutes and appoints Kenneth H. Marks as Kenmar's and the Stockholders' true and lawful agent and attorney-in-fact (the "Representative") with respect to all matters arising in connection with this Agreement, including but not limited to the power and authority on behalf of such Stockholders (other than in his own right) to do any one or all of the following:

                  (a) enter into this Agreement and accept the grant of the Option;

                  (b) exercise the Option, or elect not to exercise the Option after it becomes exercisable, in the Representative's reasonable judgment;

                  (c) settle or compromise any disputed assertion of a breach, as set forth in Section 2(b) of this Agreement;

                  (d) give any written notices or consents and seek any declaratory judgments, damages or other appropriate relief from a court or other tribunal that the Representative may consider necessary or appropriate;

                  (e) make, execute and deliver such amendments of and supplements to this Agreement or any other agreements, instruments or documents relating hereto that the Representative may consider necessary or appropriate and not materially adverse to the Stockholders' interests hereunder, such authority to be conclusively evidenced by the execution and delivery thereof; and otherwise

                  (f) take all actions and do all things, including but not limited to the execution and delivery of all documents necessary or proper, required, contemplated or deemed advisable by the Representative, and generally to act for and in the name of each such Stockholder with respect to this Agreement.

         For purposes of this Agreement, the term "Representative" shall include any of Kenneth H. Marks' successors, heirs, beneficiaries and assigns.

         5.       Rights and Liability of the Representative.

                  (a) The Representative may resign as Representative hereunder at any time without liability upon giving notice to EMSG. In the event that the Representative shall resign or otherwise cease to act as the Representative, EMSG shall provide written notice of such resignation to the Stockholders, and the Stockholders may proceed to select a successor Representative to act hereunder.

                  (b) The Representative shall have no liability with respect to any acts or omissions under this Agreement, except with respect to the Representative's gross negligence or willful misconduct. The Representative may act in reliance upon the advice of counsel in reference to any matter in connection with this Agreement and shall not incur any liability for any action taken in good faith in accordance with such advice. EMSG and Kenmar shall jointly and severally indemnify the Representative from and against any and all damages, losses, demands, claims, costs, liabilities, judgments, deficiencies and expenses (including reasonable attorneys' fees) incurred in connection with the Representative's acts or omissions under this Agreement or by virtue of serving in his capacity as the Representative, except to the extent resulting from the Representative's gross negligence or willful misconduct.

         6. Distribution of Option Shares. Except as set forth in Section 2(c) above, as soon as reasonably practicable after the Option Closing, the Representative shall distribute the Option Shares to the Stockholders.

         7. Adjustments. If at any time the outstanding shares of EMSG Common Stock are changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment or if a stock dividend thereon is declared, then the number of shares of EMSG Common Stock subject to the Option shall be appropriately adjusted (the purchase price for the Option Shares shall remain fixed at One Dollar ($1.00) and no adjustment thereof shall be made).

         8. Arbitration. Any unresolved dispute under this Agreement with respect to any matter shall be submitted to and settled by binding arbitration in accordance with the Commercial Rules, existing at the date thereof, of the American Arbitration Association. The dispute shall be submitted to one arbitrator agreed to by EMSG and the Representative or, if EMSG and the Representative cannot agree on one arbitrator, by three arbitrators selected in accordance with said Rules, and shall be heard in Raleigh, North Carolina. Each arbitrator must be experienced in the subject matter in dispute. The costs and expenses of the arbitration (including without limitation attorneys' fees) shall be paid by EMSG, in the event EMSG is the non-prevailing party in such arbitration, and Kenmar, in the event the Representative is the non-prevailing party in such arbitration.

         9. Successors and Assigns. This Agreement shall be binding on Kenmar, EMSG, Acquisition, and the Representative and their respective successors and assigns, whether so expressed or not. The parties hereto intend and agree that the Stockholders shall be third party beneficiaries of this Agreement.

         10. Waiver of Consent. No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and not exclusive of any rights or remedies which they would otherwise have. Without limiting the generality of the foregoing, the parties agree that the rights of Kenmar and the Representative (as representative of the Stockholders) under this Agreement shall be in addition to, and shall in no way limit, Kenmar's rights against EMSG for breach by EMSG or Acquisition of any representation, warranty, covenant or other obligation of EMSG or Acquisition under the Merger Agreement or otherwise under applicable law. No modification or waiver of any provision of this Agreement, nor consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

         11. Captions. The Article and Section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         12. Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if delivered in person or sent by telex, telecopy or by registered or certified mail or by recognized overnight courier, postage prepaid, addressed as follows:

         If to EMSG or Acquisition, to:

                  Electronic Manufacturing Services Group, Inc.
                  6638 Old Wake Forest Road
                  Raleigh, North Carolina  27604
                  Attention:  Kenneth H. Marks

         with a copy to:

                  Smith, Anderson, Blount, Dorsett,
                    Mitchell & Jernigan, L.L.P.
                  Post Office Box 2611
                  Raleigh, North Carolina 27602-2611
                  Attention:  Gerald F. Roach, Esq.

         if to Kenmar or the Representative, to:

                  Kenneth H. Marks
                  6638 Old Wake Forest Road
                  Raleigh, North Carolina  27604

         with copy to:

                  Smith, Anderson, Blount, Dorsett,
                    Mitchell & Jernigan, L.L.P.
                  Post Office Box 2611
                  Raleigh, North Carolina 27602-2611
                  Attention:  Gerald F. Roach, Esq.

and such notice or communication shall be deemed to have been given as of the date so delivered, sent by telecopier, telex or mailed.

         13. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

         14. Governing Law. This Agreement shall be governed by the laws of the State of North Carolina (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect and performance.

         15. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         16. Capitalized Terms. Any capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

         IN WITNESS WHEREOF, Kenmar, EMSG, and Acquisition have caused their corporate names to be hereunto subscribed by their respective officers thereunto duly authorized, and the Representative has executed this Agreement, all as of the day and year first above written.


                                                  KENMAR BUSINESS GROUPS, INC.



                                                     By:
                                                           Name:
                                                           Title:


                  [Additional signatures appear on next page.]

                                       ELECTRONIC MANUFACTURING SERVICES
                                       GROUP, INC.



                                        By:
                                              Name:
                                              Title:


                                         J.A. INDUSTRIES OF NORTH CAROLINA, INC.



                                          By:
                                                Name:
                                                Title:


                                          REPRESENTATIVE:



                                           Kenneth L. Marks

                          EXHIBIT D

                  CERTIFICATE OF AMENDMENT
                            OF
                 CERTIFICATE OF INCORPORATION
                            OF
                    J.A. INDUSTRIES, INC.


The undersigned corporation, in order to amend its Certificate of Incorporation, hereby certifies as follows:

FIRST: The name of the corporation is:

                   J.A. INDUSTRIES, INC.

SECOND: The corporation hereby amends its Certificate of Incorporation as follows:

(a) Paragraph FIRST of the Certificate of Incorporation, relating to the corporate title of the corporation, is hereby amended to read as follows:

FIRST: The name of the corporation is

                    ELECTRONIC MANUFACTURING SERVICES GROUP, INC.

(b) Paragraph Fourth of the Certificate of Incorporation, relating to authorized shares, is hereby amended to add the following paragraph:

"At the effective time of this amendment of the Certificate of Incorporation and without further action on the part of the corporation or the holders of its stock, each share of Common Stock of the corporation outstanding or held in the treasury immediately prior thereto shall be changed and converted into 0.25 fully paid and nonassessable shares of Common Stock of the Corporation, and at such time each holder of record of Common Stock shall, without further action, be and become the holder of 0.25 share of Common
Stock for each share of Common Stock held of record immediately prior thereto.

In lieu of any fractional shares to which the holder of Common Stock would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors of the corporation."

THIRD: The amendment effected herein was authorized by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon at a meeting of shareholders pursuant to Sections 222 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements
made herein are true under the penalties of perjury, this    day of
1996.

                                       J.A. INDUSTRIES, INC.



                                       /s/ KENNETH L. MARKS
                                           Kenneth L. Marks

                                   Exhibit E

               J.A. INDUSTRIES, INC./KENMAR BUSINESS GROUPS, INC.

                          INDEX TO FINANCIAL STATEMENTS



J.A.- Pro Forma Consoldiated Financial
         Statements-Unaudited

         Balance Sheet as of August 31, 1995                          F-1
         Statement of Operations for the year
           ended August 31, 1995                                      F-2
         Statement of Operations for the six
           months ended February 29, 1996                             F-3

J.A.- Financial Statements

         Report of Independent Auditors                               F-4
         Balance Sheets as of June 30, 1995 and 1994                  F-5/6
         Statements of Operations for the years
           ended June 30, 1995 and 1994                               F-7
         Statements of Stockholder Equity for the
            years ended June 30, 1995 and 1994                        F-8
         Statements of Cash Flows for the years
            ended June 30, 1995 and 1994                              F-9
         Notes to Financial Statements                                F-10-F-20

J.A.- Financial Statements (Unaudited)

         Balance Sheets as of December 31, 1995
           and 1996                                                   F-21/22
         Statements of Operations for six months
           ended December 31, 1995 and 1994                           F-23/24
         Statement of Changes in Financial Position
           for six months ended December 31, 1995
           and 1994                                                   F-25
         Statement of Changes in Stockholder's Equity
           for six months ended December 31, 1995 and
           June 30, 1995                                              F-26
         Notes to Financial Statements                                F-27-F-31

Kenmar - Financial Statements (Audited)

         Report of Independent Auditors                               F-32
         Balance Sheets as of August 31, 1995 and 1994                F-33
         Statements of Income (Loss) years ended
           August 31, 1995 and 1994                                   F-34
         Statement of Stockholder's Deficit years
           ended August 31, 1995 and 1994                             F-35

         Statement of Cash Flows years ended August
           31, 1995 and 1994                                          F-36/37
         Notes to Financial Statements                                F-38-F-48

Kenmar - Financial Statements (Unaudited)

         Balance Sheets as of February 29, 1996 and 1995              F-49/50
         Statements of Income, six months ended February
           29, 1996 and 1995                                          F-51

                           J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                         August 31, 1995

The following represents the unaudited pro forma condensed consolidated balance sheet for August 31, 1995, assuming the following transactions were consummated on August 31, 1995:

       (1) Record disposal of Hutronix, Inc.
       (2) Issuance of stock through private placements to meet conditions of the Agreement
       (3) Record debt reduction on Kenmar Business Group, Inc.
       (4) Merger of Kenmar Business Group, Inc. for issuance of approximately 2,700,000 shares of common stock of J.A. Industries, Inc.

                                                          J.A.
                                                       Industries,            Kenmar
                                                        Inc. and             Business
                                                       Subsidiaries         Group, Inc.            Pro forma           Pro forma
                                                         June 30,            August 31,              Merger           Consolidated
ASSETS                                                    1995                 1995               Adjustments           Amounts
                                                          ----              ----------            -----------           -------
Current Assets:
   Cash and cash equivalents                           $   45,274           $1,632,630 (1)       $  (44,821)          $2,313,083
                                                                                       (2)          680,000
   Other current assets                                   431,319              710,880 (1)         (431,246)             710,953
                                                       ----------           ----------                                ----------
      Total Current Assets                                476,593            2,343,510                                 3,024,036
                                                       ----------           ----------                                ----------
Real Estate Held for Sale                                 488,750                      (1)         (488,750)                -
Property and Equipment, Net                                53,330              590,307 (1)          (53,330)             590,307
Other Assets                                                2,050              135,898                                   137,948
                                                       ----------           ----------                                ----------
                                                       $1,020,723           $3,069,715                                $3,752,291
                                                       ==========           ==========                                ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Current portion of long-term debt                   $  626,752           $   57,562 (1)         (626,752)              57,562
   Accounts payable                                       165,625            2,206,535 (1)         (110,116)             487,263
                                                             -                    -    (2)          (50,000)                -
                                                             -                    -    (3)       (1,724,781)                -
   Accrued expenses                                       250,803              425,956 (1)         (225,803)             450,956
                                                       ----------           ----------                                ----------
      Total Current Liabilities                         1,043,180            2,690,053                                   995,781
                                                       ----------           ----------                                ----------

   Long-term debt                                          18,046              636,193 (1)          (18,046)             636,193
   Preferred stock                                           -                 729,844                 -                 729,844
                                                       ----------           ----------                                ----------
                                                           18,046            1,366,037                                 1,366,037
                                                       ----------           ----------                                ----------
STOCKHOLDERS' EQUITY (DEFICIT)
   Common stock                                            18,879               64,714 (2)            8,579               34,294
                                                             -                    -    (4)          (57,878)                -
   Additional paid-in capital                           4,993,915               99,667 (2)          942,804            6,668,289
                                                             -                    -    (4)          631,903                 -
   Accumulated deficit                                 (4,904,793)          (1,150,756)(1)          (73,196)          (5,163,606)
                                                             -                    -    (2)         (185,617)                -
                                                             -                    -    (3)        1,724,781                 -
                                                             -                    -    (4)         (574,025)                -
   Stock subscription receivable                         (144,000)                -                    -                (144,000)
   Cumulative translation adjustment                       (4,504)                -                    -                  (4,504)
                                                       ----------           ----------                                ----------
                                                          (40,503)            (986,375)                                1,390,473
                                                       ----------           ----------                                ----------
      Total Liabilities and Stockholders'
        Equity                                         $1,020,723           $3,069,715                                $3,752,291
                                                       ==========           ==========                                ==========



J.A. Industries, Inc.'s balance sheet was prepared using the Company's June 30, 1995 year end. Kenmar Business Group, Inc.'s balance sheet was prepared using their August 31, 1995 balance sheet. J.A. Industries, Inc. did not enter into any significant transactions subsequent to their June 30, 1995 fiscal year end that would materially distort the financial position of the pro forma combined company as of August 31, 1995.

                         J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED OPERATING STATEMENT
                           For The Year Ended August 31, 1995

The  following  represents  the  unaudited  pro  forma  condensed   consolidated
operating statement for August 31, 1995, assuming the following transactions were consummated on August 31, 1994:



(1) Record disposal of Hutronix, Inc.
(2) Issuance of stock through private placements to meet conditions of the Agreement
(3) Record debt reduction on Kenmar Business Group, Inc.
(4) Merger of Kenmar Business Group, Inc. for issuance of approximately 2,700,000 shares of common stock of J.A. Industries, Inc.

                                                                              Kenmar
                                                           J.A.              Business
                                                        Industries,         Group, Inc.
                                                        Inc. For The         For The
                                                        Year Ended          Year Ended.            Pro forma           Pro forma
                                                         June 30,            August 31,              Merger           Consolidated
                                                          1995 (a,b)            1995 (b)          Adjustments           Amounts
                                                          ----                  ----              -----------           -------
Revenue                                                $     -              $15,565,662                               $15,565,662

Cost of Sales                                                -               13,883,090                                13,883,090
                                                       ----------           -----------                               -----------

      Gross Profit                                           -                1,682,572                                 1,682,572

General, Selling and
  Administrative                                          767,768             1,233,587 (2)      $  185,617             2,186,972
                                                       ----------           -----------                               -----------

      Operating Income (Loss)                            (767,768)              448,985                                  (504,400)

Other Income (Expense)                                    (59,484)             (267,487)(1)         (73,196)            1,324,614
                                                                                        (3)       1,724,781
                                                       ----------           -----------                               -----------

Income (Loss) before Income Taxes                        (827,252)              181,498                                   820,214

Income Taxes                                                 -                     -                                         -
                                                       ----------           -----------                               -----------
Net Income                                               (827,252)              181,498                                   820,214

Accretion of Preferred Stock                                 -                  (54,006)                                  (54,006)

Undeclared Dividends on
  Preferred Stock                                            -                  (49,630)                                  (49,630)
                                                       ----------           -----------                               -----------

Net Income (Loss) Applicable
  to Common Shareholders                               $ (827,252)          $    77,862                               $   716,578
                                                       ==========           ===========                               ===========

Net Income (Loss) per Share                            $     (.12)          $      1.26                               $       .16
                                                       ==========           ===========                               ===========

Weighted Average Shares Outstanding                     6,724,440                61,999                                 4,415,473
                                                       ==========           ===========                               ===========


(a)  Assumes the disposal of the operating subsidiaries of J.A. Industries, Inc.
(b) J.A. Industries, Inc.'s income statement was prepared using the Company's June 30, 1995 year end. Kenmar Business Group, Inc.'s income statement was prepared using their August 31, 1995 year end. J.A.
Industries, Inc. did not enter into any significant transactions subsequent to their June 30, 1995 fiscal year end that would materially distort the operating results of the pro forma combined company for the year ended August 31, 1995.

                         J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                  PRO FORMA CONDENSED CONSOLIDATED OPERATING STATEMENT
                     For The Six Month Period Ending February 29, 1996

The  following  represents  the  unaudited  pro  forma  condensed   consolidated
operating statement for February 29, 1996, assuming the following transactions were consummated on August 31, 1995:

(1) Record disposal of Hutronix, Inc.
(2) Issuance of stock through private placements to meet conditions of the Agreement
(3) Record debt reduction on Kenmar Business Group, Inc.
(4) Merger of Kenmar Business Group, Inc. for issuance of approximately 2,700,000 shares of common stock of J.A. Industries, Inc.

                                                       J.A. Industries         Kenmar
                                                          Inc. and            Business
                                                        Subsidiaries        Group, Inc.
                                                          For The             For The
                                                        Eight Month          Six Month
                                                        Period Ended        Period Ended           Pro forma           Pro forma
                                                        February 29,        February 29,             Merger           Consolidated
                                                           1996                1996               Adjustments           Amounts
                                                           ----             ----------            -----------           -------
Revenue                                                $     -              $1,354,383                                $1,354,383

Cost of Sales                                                -               1,373,793                                 1,373,793
                                                       ----------           ----------                                ----------

      Gross Profit (Loss)                                    -                 (19,410)                                  (19,410)

General, Selling and
  Administrative                                          610,586              397,350                                 1,007,936
                                                       ----------           ----------                                ----------

      Operating Income (Loss)                            (610,586)            (416,760)                               (1,027,346)

Other Income (Expense)                                       -               1,707,710                                 1,707,710
                                                       ----------           ----------                                ----------

Income (Loss) before Income Taxes                        (610,586)           1,290,950                                   680,364

Income Taxes                                                 -                    -                                         -
                                                       ----------           ----------                                ----------

Net Income                                               (610,586)           1,290,950                                   680,364

Accretion of Preferred Stock                                 -                 (29,285)                                  (29,285)

Undeclared Dividends on
  Preferred Stock                                            -                 (12,408)                                  (12,408)
                                                       ----------           ----------                                ----------

Net Income (Loss) Applicable
  to Common Shareholders                               $ (610,586)          $1,249,257                                $  638,671
                                                       ==========           ==========                                ==========

Net Income (Loss) per Share                            $    (0.08)          $    19.30                                $     0.13
                                                       ==========           ==========                                ==========

Weighted Average Shares Outstanding                     7,696,310               64,714                                 4,925,009
                                                       ==========           ==========                                ==========


                            INDEPENDENT AUDITORS' REPORT


To The Board of Directors of
J.A. Industries, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheet of J.A. Industries, Inc. and Subsidiaries as of June 30, 1995 and the related consolidated statements of operations, changes in stockholders' equity (deficit), and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of J.A. Industries, Inc. and Subsidiaries as of June 30, 1995, and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $1,714,526, and a cash flow deficit from operations of $133,297 during the year ended June 30, 1995, and as of that date had a working capital deficiency of $566,587, and a net capital deficiency of $40,503. Additionally, as of the date of the auditors' report, the Company has sold subsidiaries which accounted for all of the operating activities of the consolidated corporation. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(Signature of Semple & Cooper, P.L.C. appears here)

Certified Public Accountants

Phoenix, Arizona
November 20, 1995 (except for Note 18 as to which the date is May 12, 1996).

                          J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                                CONSOLIDATED BALANCE SHEETS
                                  June 30, 1995 and 1994

                                           ASSETS

                                                                                    1995                   1994
                                                                                    ----                   ----
Current Assets:
   Cash and cash equivalents (Note 1)                                            $   45,274             $    6,679
   Accounts receivable (Notes 1 and 9)
     - trade                                                                        246,180                485,943
     - other                                                                             73                 18,363
   Inventory (Notes 1, 4 and 9)                                                     170,261                454,982
   Prepaid expenses                                                                  14,805                 27,338
                                                                                 ----------             ----------

        Total Current Assets                                                        476,593                993,305
                                                                                 ----------             ----------


Real Estate Held for Sale (Notes 6 and 9)                                           488,750                875,000

Property and Equipment, Net
  (Notes 1, 5 and 9)                                                                 53,330                598,533

Investments (Note 7)                                                                   -                    22,075

Intangible Assets, Net (Notes 1 and 8)                                                2,050                127,532
                                                                                 ----------             ----------

                                                                                    544,130              1,623,140
                                                                                 ----------             ----------

                                                                                 $1,020,723             $2,616,445
                                                                                 ==========             ==========


                        The Accompanying Notes are an Integral Part
                         of the Consolidated Financial Statements

                        J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS (Continued)
                                   June 30, 1995 and 1994

                     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


                                                                                    1995                   1994
                                                                                    ----                   ----
Current Liabilities:
   Notes payable - current portion (Note 9)                                      $  590,986             $  922,436
   Loans payable - related parties (Note 10)                                         35,766                   -
   Accounts payable                                                                 165,625                776,474
   Accrued expenses                                                                 250,753                   -
   Income taxes payable (Notes 1 and 12)                                                 50                     50
                                                                                 ----------             ----------

        Total Current Liabilities                                                 1,043,180              1,698,960
                                                                                 ----------             ----------


Notes Payable - Long-Term Portion (Note 9)                                           18,046                117,563

Loans Payable - Related Parties (Note 10)                                              -                   132,364
                                                                                 ----------             ----------

                                                                                     18,046                249,927
                                                                                 ----------             ----------

Commitments and Contingencies: (Note 11)                                               -                      -

Stockholders' Equity (Deficit):
   Common stock (Note 14)                                                            18,879                 16,234
   Additional paid-in capital                                                     4,993,915              3,849,152
   Accumulated deficit                                                           (4,904,793)            (3,190,267)
                                                                                 ----------             ----------
                                                                                    108,001                675,119
   Stock subscriptions receivable                                                  (144,000)                  -
   Cumulative translation adjustment
     (Note 1)                                                                        (4,504)                (7,561)
                                                                                 ----------             ----------

                                                                                    (40,503)               667,558
                                                                                 ----------             ----------

                                                                                 $1,020,723             $2,616,445
                                                                                 ==========             ==========





                        The Accompanying Notes are an Integral Part
                          of the Consolidated Financial Statements

                          J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                          CONSOLIDATED STATEMENTS OF OPERATIONS
                       For The Years Ended June 30, 1995 and 1994


                                                                                     1995                   1994
                                                                                     ----                   ----

Sales                                                                            $ 4,330,211            $ 4,042,940
Cost of Sales                                                                      3,618,347              3,674,688
                                                                                 -----------            -----------
Gross Profit                                                                         711,864                368,252
                                                                                 -----------            -----------

Selling and Marketing Expense                                                           -                   134,163
General and Administrative Expense                                                 1,593,838              1,256,765
Impairment of real estate held
  for sale (Note 6)                                                                  386,250                444,941
Impairment of goodwill (Note 8)                                                      115,890                   -
                                                                                 -----------            -----------
                                                                                   2,095,978              1,835,869
                                                                                 -----------            -----------

Loss from Operations                                                              (1,384,114)            (1,467,617)
                                                                                 -----------            -----------
Other Income (Expense):
   Interest income                                                                       952                    373
   Interest expense                                                                  (72,868)               (93,989)
   Gain on foreign exchange translation                                                 -                     7,960
   Loss on sale of assets (Note 5)                                                   (59,726)                  -
   Loss on sale of subsidiary (Note 3)                                              (198,770)                  -
                                                                                 -----------            -----------
                                                                                    (330,412)               (85,656)
                                                                                 -----------            -----------
Loss before Income Taxes                                                          (1,714,526)            (1,553,273)

Income Tax Benefit                                                                      -                    65,973
                                                                                 -----------            -----------
                                                                                  (1,714,526)            (1,487,300)
Pre-acquisition Earnings of Hutronix, Inc.                                              -                   (10,005)
                                                                                 -----------            -----------

Net Loss                                                                         $(1,714,526)           $(1,497,305)
                                                                                 ===========            ===========

Net Loss per Share                                                               $      (.25)           $      (.28)
                                                                                 ===========            ===========

Weighted Average Shares Outstanding                                                6,724,440              5,389,500
                                                                                 ===========            ===========


                       The Accompanying Notes are an Integral Part
                         of the Consolidated Financial Statements

                        J.A. INDUSTRIES, INC. AND SUBSIDIARIES
       CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                      For The Years Ended June 30, 1995 and 1994

                                                                                          Equity
                                                                                        Adjustment
                                                         Additional                    from Foreign            Stock
                                       Common Stock        Paid-in      Accumulated      Currency           Subscription
                                   Shares      Amount      Capital        Deficit       Translation           Receivable
Balance, June 30, 1993         4,107,129   $   10,268   $ 1,800,027     $(1,692,962)   $      -             $      -
Issued for cash                  993,950        2,485     1,005,578            -              -                    -
Issued for equipment             600,000        1,500        52,148            -              -                    -
Issued for shares of
  Hutronix, Inc.                 717,699        1,794       895,330            -              -                    -
Issued for legal services         25,000           62         7,944            -              -                    -
Issued to repay debt              50,000          125        88,125            -              -                    -
Aggregate adjustment
  resulting from translation
  of financial statement
  into U.S. dollars                 -            -             -               -            (7,561)                -
Net loss for the year ended
  June 30, 1994                     -            -             -         (1,497,305)          -                    -
                               ---------   ----------   -----------     -----------    -----------          -----------
Balance, June 30, 1994         6,493,778       16,234     3,849,152      (3,190,267)        (7,561)                -

Issued for cash                  631,383        1,578       494,672            -              -                    -
Issued for consulting fees     1,032,292        2,581       637,517            -              -                (144,000)
Issued to repay debt              50,000          125        51,982            -              -                    -
Issued as compensation            12,600           32        12,569            -              -                    -
Reverse equipment
  purchase                      (600,000)      (1,500)      (52,148)           -              -                    -
Shares cancelled                 (68,450)        (171)          171            -              -                    -
Aggregate adjustment
  resulting from translation
  of financial statements
  into U.S. dollars                 -            -             -               -             3,057                 -
Net loss for the year
  ended June 30, 1995               -            -             -         (1,714,526)          -                    -
                               ---------   ----------   -----------     -----------    -----------          -----------

                               7,551,603   $   18,879   $ 4,993,915     $(4,904,793)   $    (4,504)         $  (144,000)
                               =========   ==========   ===========     ===========    ===========          ===========




                    The Accompanying Notes are an Integral Part
                      of the Consolidated Financial Statements

                         J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                          CONSOLIDATED STATEMENTS OF CASH FLOWS
                       For The Years Ended June 30, 1995 and 1994

                                                                                       1995                   1994
                                                                                       ----                   ----
Cash Used by Operating Activities:
   Net loss                                                                        $(1,714,526)           $(1,497,305)

   Adjustments to reconcile net loss to net cash used by operating activities:
       Depreciation and amortization                                                   110,623                113,549
       Loss on sale of fixed assets                                                     59,726                   -
       Issuance of stock for services
         and debt repayment                                                            514,759                   -
       Impairment on real estate held
         for sale                                                                      386,250                444,941
       Impairment of goodwill                                                          115,890                   -
       Loss on sale of subsidiary                                                      198,770                   -

   Changes in Assets and Liabilities:
       Accounts receivable
         - trade                                                                       239,763               (350,711)
         - other                                                                        18,290                   -
       Inventory                                                                       284,721               (324,732)
       Prepaid expenses                                                                 12,533                (10,147)
       Accounts payable                                                               (610,849)               662,081
       Accrued expenses                                                                250,753                   -
       Income taxes payable                                                               -                        50
       Equipment loans                                                                    -                   119,048
       Purchase agreement                                                                 -                  (133,287)
                                                                                   -----------            -----------

        Cash used by operations                                                       (133,297)              (976,513)
                                                                                   -----------            -----------


Investing Activities:
       Proceeds from sale of fixed assets                                                  244                   -
       Purchase of property and equipment                                               (4,578)            (1,713,705)
       Disposal of license agreement                                                      -                    50,000
       Acquisition of intangible assets                                                   -                  (140,409)
       Disposal (acquisition) of investment                                             21,875                (21,875)
                                                                                   -----------            -----------

        Cash provided (used) by investing activities                                    17,541             (1,825,989)
                                                                                   -----------            -----------


Financing Activities:
       Issuance of common stock                                                        496,250              2,055,091
       Loans from related parties                                                       35,766                 13,065
       Proceeds from debt                                                               72,288                753,722
       Repayment of debt                                                              (423,079)                  -
       Repayment of debt from related parties                                          (22,370)                  -
                                                                                   -----------            -----------

        Cash provided by financing activities                                          158,855              2,821,878
                                                                                   -----------            -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                                  (4,504)                (7,561)
                                                                                   -----------            -----------
Net Change in Cash and Cash Equivalents                                                 38,595                 11,815

Cash and Cash Equivalents at Beginning of Year                                           6,679                 (5,136)
                                                                                   -----------            -----------

Cash and Cash Equivalents at End of Year                                           $    45,274            $     6,679
                                                                                   ===========            ===========


                      The Accompanying Notes are an Integral Part
                        of the Consolidated Financial Statements

                      J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.      Summary of Significant Accounting Policies:

        Nature of Corporation:

        J.A. Industries, Inc. is a Corporation organized under the laws of the State of Delaware. The principal purpose of the Corporation is to act as the holding company of its subsidiaries. Subsequent to the balance sheet date, the Company disposed of its only remaining operating subsidiary through a reversal of the acquisition (Note 3).

        Pervasiveness of Estimates:

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Principles of Consolidation:

        The consolidated financial statements include the accounts of:

                J.A. Industries, Inc., a Delaware corporation, and the following wholly-owned subsidiaries:

                        J.A. Industries (Canada) Inc., a Canadian
                                corporation
                        Granite Marketing Corp., a Cayman Island
                                corporation
                        Hutronix, Inc., an Arizona corporation
                        QDS, de Mexico, S.A. de C.V., a Mexican
                                corporation and the 96% owned subsidiary
                                Hutronix de Mexico, S.A. de C.V., (a
                                subsidiary of Hutronix, Inc., which has
                                been inactive since August 17, 1982)

        All  significant   intercompany  balances  and  transactions  have  been
        eliminated in consolidation.

        As further described in Note 3, J.A. Industries (Canada) Inc. was sold during the year ended June 30, 1995, and Hutronix, Inc. and QDS, de Mexico, S.A. de C.V. were disposed of subsequent to the balance sheet date through a reversal of the acquisition (Note 3).

                            J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.      Summary of Significant Accounting Policies: (Continued)

        Cash and Cash Equivalents:

        Cash and cash equivalents are considered to be all highly liquid investments with an initial maturity of three (3) months or less.

        Accounts Receivable:

        The Company follows the allowance method of recognizing uncollectible accounts receivable. The allowance is provided for based upon a review of the individual accounts outstanding and the prior history of uncollectable accounts receivable. At June 30, 1994, an allowance has been provided for potentially uncollectible accounts receivable in the amount of $30,803. At June 30, 1995, no allowance has been provided for as management believes all accounts receivable to be collectible.

        Inventory:

        Raw materials are valued at the lower of cost or replacement cost. Work in process and finished goods are valued at the lower of cost or net realizable value. Cost for all inventory is determined on the first-in, first-out method which, for work in process and finished goods, includes the cost of material, direct labor and applied manufacturing overhead.

        Property and Equipment:

        Property and equipment are recorded at cost. Depreciation is provided for on the straight-line method over the estimated useful lives of the assets, ranging from five to seven years. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments or renewals are capitalized when incurred.

        Long-Lived and Intangible Assets:

        Long-lived assets include office and manufacturing equipment and real estate. Intangible assets include goodwill, incorporation costs, and patent development costs, and are being amortized on the straight-line method over their estimated useful lives as disclosed in Note 8. Goodwill represents the excess of the cost of acquiring Hutronix, Inc. over the fair value of the net assets at the date of acquisition. The carrying value of the assets will be periodically reviewed by the Company and impairments, if any, will be recognized when expected future operating cash flows derived from the assets are less than their carrying value.

                            J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.      Summary of Significant Accounting Policies: (Continued)

        Income Taxes:

        Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, in addition to the use of net operating losses. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

        Translation of Foreign Currencies:

        Account balances and transactions  denominated in foreign currencies and
        the  accounts  of  the  Corporation's   foreign   operations  have  been
        translated into United States funds, as follows:

                Assets and liabilities at the rates of exchange prevailing at the balance sheet date;

                Revenue and expenses at average exchange rates for the period in which the transaction occurred;

                Exchange gains and losses arising from foreign currency transactions are included in the determination of net earnings for the period;

                Exchange gains and losses arising from the translation of the Corporation's foreign operations are deferred and included as a separate component of stockholders' equity.

        Loss per Share:

        The loss per share calculation is based on the weighted average number of shares outstanding during the year. Fully diluted loss per share has not been presented because the effect of exercising the options outstanding would be anti-dilutive.

                           J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.      Business Combinations:

        In 1994, the Company purchased all of the outstanding shares of Hutronix, Inc. for common share consideration. The acquisition was accounted for by the purchase method. The results of operations are included in the accounts from the effective date of acquisition, September 15, 1993.
        Details of the purchase are as follows:

           Fair market value of assets acquired:
              Working capital deficiency                  $  (42,739)
              Fixed assets                                 1,462,099
              Other liabilities                              (69,814)
              Long-term debt                                (581,189)
              Goodwill                                       128,767
                                                          ----------
                                                          $  897,124
                                                          ==========
           Consideration given:
              Common shares issued                        $  897,124
                                                          ==========

        As further described in Note 3, the acquisition of Hutronix, Inc. and QDS, de Mexico, S.A. de C.V. was reversed subsequent to the year ended June 30, 1995.

3.      Sale of Subsidiaries:

        During the year ended June 30, 1995 and subsequent to year end, the Company disposed of one operating subsidiary and entered into a plan to reverse the purchase of another operating subsidiary. These two subsidiaries comprised principally all of the operating activity of the consolidated entity. The disposals are as follows:

        J.A. Industries (Canada) Inc.:

        On June 30, 1995, the Company sold all of the common stock of J.A. Industries (Canada) Inc. for $73. The transaction resulted in a loss of $198,770, which has been included in loss on sale of subsidiary for the year ended June 30, 1995.

                     J.A. INDUSTRIES, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.      Sale of Subsidiaries: (Continued)

        Hutronix, Inc.:

        On November 21, 1995, the Company entered into an agreement to reverse the acquisition of Hutronix, Inc. and its Mexican manufacturing subsidiary, QDS, de Mexico, S.A. de C.V. The Company returned all of the common shares of Hutronix, Inc. in exchange for cancellation of a buy/sell agreement for 262,500 common shares of J.A. Industries, Inc. with the former principal stockholder of Hutronix, Inc. The Company realized a loss on the subsequent disposition of Hutronix, Inc. of approximately $70,000, which has not been included in the accompanying consolidated statement of operations for the year ended June 30, 1995.

4.      Inventory:

        As of June 30, 1995 and 1994, inventory consists of the following:

                                                    1995          1994
                                                    ----          ----

               Raw materials                     $  352,223    $  532,435
               Less: reserve for obsolescence      (210,000)     (190,000)
                                                 ----------    ----------
                                                    142,223       342,435
               Work in process                       25,170        91,962
               Finished goods                         2,868        20,585
                                                 ----------    ----------

                                                 $  170,261    $  454,982
                                                 ==========    ==========
5.      Property and Equipment:

        As of June 30, 1995 and 1994, property and equipment consist of the following:
                                                   1995           1994
                                                   ----           ----

             Forklift                           $     -        $   10,049
             Vehicles                               13,121         14,046
             Office equipment                       46,382         53,834
             Computers                             152,361        147,778
             Manufacturing equipment               277,230        576,051
             Assets not-in-service                    -           232,520
                                                ----------     ----------
                                                   489,094      1,034,278
             Less: accumulated depreciation       (435,764)      (435,745)
                                                ----------     ----------

                                                $   53,330     $  598,533
                                                ==========     ==========

                          J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.      Property and Equipment: (Continued)

        Assets not-in-service represents manufacturing equipment and production molds purchased but not yet on location or in use.

        These assets were purchased by way of an agreement with 488190 Alberta Ltd. dated December 3, 1993. Consideration given in exchange for the equipment was:

            600,000 shares of J.A. Industries, Inc.;
           $100,000 relocation fee payable upon relocation; and $ 78,872 assumption of debt and chattel mortgage against the equipment.

           This transaction has been recorded as follows:

           Shares issued                        $   53,648
           Debt assumed                             78,872
           Relocation fee                          100,000
                                                ----------

           Fair market value of the equipment   $  232,520
                                                ==========

        Subsequent to June 30, 1995, the Company entered into an agreement to reverse the equipment purchase agreement. The equipment was returned to 488190 Alberta Ltd., which returned the 600,000 common shares of J.A. Industries, Inc. A loss on disposal of fixed assets of $59,823 was recorded, which is made up of payments made by J.A. Industries, Inc. against the chattel mortgage and expenses incurred in moving the equipment.

6.      Real Estate Held for Sale:

        In January, 1994, Hutronix, Inc. ceased all manufacturing operations at its Douglas, Arizona facility. As of June 30, 1995 and 1994, the Company recorded real estate held for sale in the amounts of $488,750 and $875,000, respectively. The Company recognized impairment losses for June 30, 1995 and 1994 in the amounts of $386,250 and $444,941, respectively. The losses represented management's best estimate of the net realizable value of the property.

                          J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.      Investments:

        On March 30, 1994, Granite Marketing Corp. entered into a licensing agreement with Queensland Industries, Inc. Under the agreement, Queensland Industries, Inc. was granted a license of certain patents to manufacture, promote, market, sell and distribute industrial electrical products. The license provides for an exclusive territory, including Asia, Japan, Australia, Zimbabwe, Nambia, South Africa, and all nations who are currently members of the European Economic Community. The purchase price for the license was $10,000,000, with $2,500,000 payable upon signing of the agreement and four (4) equal payments of $1,875,000 due 120, 210, 300 and 390 days from signing.

        Wincanton Corporation,  100% stockholder of Queensland Industries, Inc.,
        has  agreed  to  guarantee   the  payment   obligations   of  Queensland
        Industries, Inc.

        At June 30, 1994, the sale of this license was recorded at a nominal $50,000. At June 30, 1994, the investment was recorded at $22,075. The first two (2) installments were paid in the form of 875,000 shares of Wincanton Corporation, which have been recorded at $0.0249 each, which represents the net asset value per share of Wincanton Corporation at June 30, 1994.

        During 1995, Wincanton Corporation paid Granite Marketing Corp. $50,000 to cancel the licensing agreement. In addition, Granite Marketing Corp. returned the 875,000 shares of Wincanton Corporation.

8.      Intangible Assets:

        Intangible assets at June 30, 1995 and 1994 are comprised of the following:
                                                           1995         1994
                                                           ----         ----

           Goodwill amortized over ten years
             (Note 2)                                   $     -      $  128,767
           Incorporation costs amortized over
             five years                                      3,000        3,000
           Patent pending amortized over five
             years from final patent                          -           8,642
                                                        ----------   ----------
                                                             3,000      140,409
           Amortization                                       (950)     (12,877)
                                                        ----------   ----------
                                                        $    2,050   $  127,532
                                                        ==========   ==========

        During the year ended June 30, 1995, the Company recognized an impairment of the valuation of goodwill in the amount of $115,890.

                           J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.      Notes Payable:

        As of June 30, 1995 and 1994, notes payable consist of the following:

                                                                                    1995                   1994
                                                                                    ----                   ----
        Note  payable to a bank  executed  through  the  Industrial  Development
        Authority of the City of Douglas, Arizona, due in quarterly installments of $12,821,  plus  interest at 65% of prime (7.25% as of June 30, 1994), due May,  2005;  secured by a deed of trust on the real  estate held for sale, an  irrevocable  letter of credit from a bank in the amount of the outstanding  note payable balance and the assignment of a life insurance policy owned by a related party,  on the president of Hutronix,  Inc. At
        June  30,  1994,  the  Company  was  not  in  compliance   with  certain
        restrictive covenants
        contained in this note.                                                  $  546,125             $  576,908

        Note  payable to a vendor,  due in monthly  installments  of $594,  plus interest at 8.5%, due September, 1994; secured by
        equipment.                                                                     -                     1,883

        Note payable to a supplier, due in
        quarterly installments of $8,361 plus
        interest at 6%; unsecured, due
        March 15, 1995.                                                                -                    25,084

        Note  payable to an employee  in monthly  installments  of $2,500,  plus interest at 7%, due July,  1994;  secured by the common stock of QDS, de
        Mexico, S.A.
        de C.V.                                                                        -                     5,000

        Unsecured  promissory note payable to a lender. The principal of $36,155
        (CDN  $50,000)  plus  accrued  interest  at 24% per annum is  payable on demand.  The lender has stated  that it is not her  intention  to demand repayment of
        the note before June 30, 1995.                                                 -                    47,636


                       J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.      Notes Payable: (Continued)


                                                                                    1995                   1994
                                                                                    ----                   ----
        Unsecured note payable to the Province
        of British Columbia, Canada, due in
        monthly payments of $1,808 (CDN $2,500)
        plus interest at 6% per annum. The
        principal balance is due July 1, 1995.                                         -                    91,619

        Revolving  line of  credit  for  $250,000  with a bank.  Credit  line is payable at $5,000 per month until  October,  1994 when all principal and accrued  interest is due in full.  The credit line  accrues  interest at
        prime  plus  two  percent;   collateralized   by  accounts   receivable,
        inventory, property, plant and equipment,
        and 2,025 shares of common stock.                                              -                   172,821

        Equipment loan for the "assets not-in-
        service" described in Note 5. Note was
        due on demand with no stated interest
        rate.                                                                          -                   119,048

        8% note payable to ITT Cannon, monthly
        installments of $1,500, including
        principal and interest, due June, 1997;
        unsecured.                                                                   33,907                   -

        8% note payable to Molloy,  Jones & Donahue,  P.C., monthly installments of $1,381, including principal and interest,
        due February, 1996; unsecured.                                               10,725                   -

        10% note payable to KPMG Peat Marwick,
        L.L.P., due on demand; unsecured.                                            18,275                   -
                                                                                 ----------             ----------
                                                                                    609,032              1,039,999
        Less: current portion                                                      (590,986)              (922,436)
                                                                                 ----------             ----------

                                                                                 $   18,046             $  117,563
                                                                                 ==========             ==========


                   J.A. INDUSTRIES, INC. AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

 9.     Notes Payable: (Continued)

        A schedule of future minimum principal payments due on the notes payable, is as follows:

                            Year Ended
                             June 30,                 Amount

                               1996               $  590,986
                               1997                   18,046
                                                  ----------

                                                  $  609,032
                                                  ==========

10.     Related Party Transactions:

        Loans Payable - Related Parties:

        As of June 30, 1995 and 1994, loans payable - related parties consist of the following:
                                                   1995          1994
                                                   ----          ----

        Loan payable to Alexander Michie,
        balance due on demand with no
        stated interest rate.                   $   15,000    $     -

        Loan payable to 391566 B.C., Ltd.,
        balance due on demand with no stated
        interest rate.                              20,766          -

        Loan payable to Alexander Michie.
        The loan is unsecured and has no
        terms of repayment. The loan has
        a stated interest rate of prime
        plus 2%.                                      -          132,364
                                                ----------    ----------
                                                    35,766       132,364
        Less: current portion                      (35,766)         -
                                                ----------    ----------

                                                $     -       $  132,364
                                                ==========    ==========

                        J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.     Related Party Transactions: (Continued)

        Other Transactions:

        The Company paid $25,200 in 1994 to a related party to maintain a life insurance policy on the life of the president of Hutronix, Inc. Included in accounts payable at June 30, 1994 is $10,346 due to the related party.

        The Company also paid a combined $46,800 to its president (a former stockholder) under a salary and management fee commitment in the year ended June 30, 1994. The commitment requires the Company to pay $6,000 per month and expires December 31, 1995.

        Repayment of the mortgage from the Province of British Columbia has been guaranteed by A. Michie, a stockholder.

11.     Commitments and Contingencies:

        Under the terms of various agreements, the Company has guaranteed payment of $18,275 in accounting fees and the $546,125 mortgage on the Douglas, Arizona plant owned by Hutronix, Inc. The reversal of the Hutronix, Inc. purchase in November, 1995 included an indemnification on the above guarantees. Should the other party fail to perform, additional obligations could be asserted against the Company. The Company has been unable to estimate any liability for potential payments as a guarantor on the debt.

12.     Income Taxes:

        As of June 30, 1995, the components of the deferred income tax asset, are as follows:

           Deferred Tax Asset

             Net operating loss carryforwards          $  498,000

             Less: valuation allowance                   (498,000)
                                                       ----------

           Net deferred tax asset                      $     -
                                                       ==========

                         J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.     Income Taxes: (Continued)

        The valuation allowance for the deferred tax asset as of June 30, 1994 is $368,371. The net change in the total valuation allowance for the year ended June 30, 1995 was an increase of $129,629.

        At June 30, 1995, the Company has net operating loss carryforwards for federal purposes, as follows:

                  Expiring June 30,                     Amount

                         2009                       $  540,000
                         2010                        2,780,000
                                                    ----------

                                                    $3,320,000
                                                    ==========

        For the years ended June 30, 1995 and 1994, the Company reported provisions for income taxes in the amount of $50. The provisions relate to state income taxes.

13.     Significant Customers and Vendors:

        Four (4) customers comprised approximately 91.1% of total sales for the year ended June 30, 1995, and 54% of total accounts receivable at June 30, 1995.

        Three (3) customers comprised approximately 68% of total sales for the year ended June 30, 1994, and 70% of total accounts receivable at June 30, 1994.

        Five (5) vendors provided approximately 44% of total raw materials purchased during the year ended June 30, 1995.

        Four (4) vendors provided approximately 52% of total raw materials purchased during the year ended June 30, 1994.

14.     Common Stock:

        Common stock is comprised of $.0025 par value, 20,000,000 shares authorized, 7,551,603 and 6,493,778 shares issued and outstanding as of June 30, 1995 and 1994, respectively.

15.     Management's Plan to Address Going Concern Considerations:

        The management of the Company is in the process of attempting to secure additional capital sources to acquire additional companies to fit their corporate mission.

                        J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16.     Stock Option Plan:

        Under its employee stock option plan, which authorizes the issuance of up to 1,000,000 common shares with a par value of $0.0025 each, the Company has issued and outstanding options to purchase 98,600 shares at $2.00 each, and 520,000 shares at $1.10 each. These options expire on December 31, 1999.

17.     Statement of Cash Flows:

        Non-Cash Investing and Financing Activities:

        During the year ended June 30, 1995, the Company recognized investing and financing activities that affected assets, liabilities and equity, but did not result in cash receipts or payments. These non-cash activities are as follows:

                The Company reversed an equipment purchase agreement with C.C. Plastics. The Company recognized a loss of $59,823 on the transaction due to payments on the debt obligation, which were subsequently voided for return of the equipment.

                The Company issued 1,032,292 shares, with an average price of $.62 per share, for payment of consulting services. Additionally, the Company issued 12,600 shares, valued at $1 per share, to employees for performance bonuses.

                The Company issued 50,000 shares at $1.04 per share, for payment of a debt obligation.

During the year ended June 30, 1994, the Company recognized investing and financing activities that affected assets, liabilities and equity, but did not result in cash receipts or payments. These non-cash activities are as follows:

                The Company issued 600,000 shares to C.C. Plastic to purchase equipment.

                The Company issued 717,699 shares to acquire all of the outstanding common stock of Hutronix, Inc.

                The Company issued 25,000 shares as payment for legal fees.

                The Company issued 50,000 shares for payment of a debt obligation.

                     J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

17.     Statement of Cash Flows: (Continued)

        Non-Cash Investing and Financing Activities: (Continued)

                Cash paid for interest for the year ended June 30, 1994 was $155. For the year ended June 30, 1995, the Company did not pay any income taxes.

18.     Restatement of the Consolidated Financial Statements:

        Management relied upon the advice of the American Institute of Certified Public Accountants in the original preparation of the accompanying consolidated financial statements. Their advice was to give retroactive effect to the disposal of Hutronix, Inc., which was formally disposed of under contract in November, 1995. Upon submission and review of the United States Securities and Exchange Commission, it was their position that retroactive treatment would not apply. As such, the consolidated financial statements have been restated.

        In addition, management had proposed a prior period adjustment for approximately $65,000 of expenses paid by a third party on the Company's behalf, which were expenses for the year ended June 30, 1994. Management was unable to obtain the prior accountant's concurrence with the adjustment, and determined that, due to immateriality, they would forego the prior period adjustment.

        As a consequence of restoring the balance sheet of Hutronix, Inc. as of June 30, 1995, the Company recorded an impairment allowance for one hundred percent of the remaining goodwill of approximately $128,000. In addition, the original financial statements reported a misallocation on the net loss on disposal of J.A. Industries (Canada), Inc. and Hutronix, Inc. Both companies were disposed of at losses of approximately $200,000 and $70,000, respectively.

        A summary of the changes and their effects, is as follows:

             Net loss, as originally reported                      $(1,590,820)

             Deferral of loss on disposition of Hutronix, Inc.          69,946

             Impairment of goodwill of Hutronix, Inc.                 (128,000)

             Reversal of prior period adjustment                       (65,652)
                                                                   -----------

             Restated net loss                                     $(1,714,526)
                                                                   ===========

                        J.A. INDUSTRIES, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

19.     Unaudited Pro Forma Condensed Consolidated Financial Statements

        The following unaudited pro forma condensed consolidated financial statements give effect to the reverse acquisition by J.A. Industries, Inc. of Kenmar Business Group, Inc., pursuant to the Agreement and Plan of Merger between the parties, and is based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future.

        The pro forma financial information is based on the purchase method of accounting for the merger of Kenmar Business Group, Inc.. The pro forma entries are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The pro forma unaudited condensed consolidated balance sheet assumes the merger took place on the date of the balance sheet. The pro forma unaudited condensed consolidated statements of operations assume the acquisition took place on the first day of the period presented.

        Unaudited pro forma adjustments are based upon historical information, preliminary estimates and certain assumptions that management deems appropriate. The unaudited pro forma combined financial data presented herein are not necessarily indicative of the results the Company would have obtained had such events occurred at the beginning of the period, as assumed, or of the future results of the Company. The pro forma combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this Prospectus.

        Merger:

        On March 1, 1996, J.A. Industries, Inc. entered into an Agreement and Plan of Merger with Kenmar Business Group, Inc. Under the Agreement, J.A. Industries, Inc. will issue a private placement of stock, the proceeds of which will be used to pay outstanding liabilities of J.A. Industries, Inc., provide at least $200,000 of cash, and a book value of $200,000. J.A. Industries, Inc. will then perform a 1 for 4 reverse stock split, and issue common stock of an amount equal to the post-split number of shares outstanding to provide Kenmar Business Group, Inc. a fifty percent ownership interest.


J.A. Industries, Inc.

Consolidated Balance Sheets
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                                    December 31
                                                                             1995                   1994
                                                                       ----------------       ----------------

Assets

Current
    Cash                                                               $        ---           $         5,538
    Accounts receivable
      Trade                                                                     ---                   569,292
      Other                                                                     ---                    59,437
    Inventory (note 3)                                                          ---                   453,274
    Prepaid expenses and deposits                                               ---                    21,892
                                                                       ----------------       ----------------

                                                                                ---                 1,109,433

Real estate held for resale                                                     ---                   875,000

Property and equipment (note 4)                                                 ---                   514,836

Investments                                                                     ---                    22,075

Intangible assets (note 5)                                                      ---                   120,978
                                                                       ----------------       ----------------

                                                                       $        ---           $     2,642,322
                                                                       ----------------       ----------------



J.A. Industries, Inc.

Consolidated Balance Sheets
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                                    December 31
                                                                              1995                   1994
                                                                       ----------------       ----------------

Liabilities

Current
    Bank indebtedness                                                  $            68        $       105,000
    Accounts payable                                                           138,167                928,358
    Due to shareholders                                                         ---                    51,426
    Share subscription deposits                                                123,383                 ---
    Equipment loans                                                             ---                   119,048
    Current portion of long-term debt (note 7)                                  ---                   155,270
                                                                       ----------------       ----------------

                                                                               261,619              1,359,102

Loans from shareholders (note 6)                                                21,064                136,691

Long-term debt (note 7)                                                        -                      551,264
                                                                       ----------------       ----------------

                                                                               282,683              2,047,057
                                                                       ----------------       ----------------

Share Capital and Deficit

Capital stock:
    Authorized:
      20,000,000 common shares with a par value of $0.0025 per share
    Issued:
    7,906,603 shares (1994 - 6,817,034)                                         19,792                 17,043

Additional paid-in capital                                                   5,445,253              3,948,343

Accumulated deficit                                                         (5,611,973)            (3,381,265)

Cumulative translation adjustment                                               (4,504)                11,144

Treasury stock, at cost                                                       (131,250)                ---
                                                                       ----------------       ----------------

                                                                              (282,683)               595,265
                                                                       ----------------       ----------------

                                                                       $        ---           $     2,642,322
                                                                       ----------------       ----------------


J.A. Industries, Inc.

Consolidated Statements of Operations
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                              For the six months ended
                                                                                    December 31
                                                                            1995                   1994
                                                                       ----------------       ----------------



Sales                                                                  $        ---           $     2,417,585

Cost  of sales                                                                  ---                 1,977,458
                                                                       ----------------       ----------------

Gross profit                                                                    ---                   440,127

Selling and marketing expenses                                                  ---                    97,254

General and administrative expenses                                            745,565                479,497
                                                                       ----------------       ----------------

Loss from operations                                                          (745,565)              (136,624)

Other income (expense)                                                         (74,591)               (54,374)
                                                                       ----------------       ----------------

Consolidated net loss                                                  $      (820,156)       $      (190,998)
                                                                       ----------------       ----------------

Loss per share                                                         $          0.09        $          0.03
                                                                       ----------------       ----------------

                                        F-23


J.A. Industries, Inc.

Consolidated Statements of Operations
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                             For the three months ended
                                                                                    December 31
                                                                             1995                   1994
                                                                       ----------------       ----------------



Sales                                                                  $        ---           $     1,237,956

Cost  of sales                                                                  ---                   963,690
                                                                       ----------------       ----------------

Gross profit                                                                    ---                   274,266

Selling and marketing expenses                                                  ---                    71,820

General and administrative expenses                                             81,921                239,877
                                                                       ----------------       ----------------

Loss from operations                                                           (81,921)               (37,431)

Other income (expense)                                                         (74,591)               (48,676)
                                                                       ----------------       ----------------

Consolidated net loss                                                  $      (156,512)       $       (86,107)
                                                                       ----------------       ----------------

Loss per share                                                         $          0.01        $          0.01
                                                                       ----------------       ----------------

                                        F-24



J.A. Industries, Inc.

Consolidated Statement of Changes in Financial Position
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                              For the six months ended
                                                                                    December 31
                                                                             1995                   1994
                                                                       ----------------       ----------------

Cash provided by (used in)
Operating activities
    Net loss for the period                                            $      (820,156)       $      (190,998)
    Items not affecting cash:
      Amortization                                                              ---                    80,543
      Issuance of stock for services                                           476,251                 ---
      Loss on sale of subsidiary                                                74,591                 ---

    Changes in non-cash working capital                                        163,395                 85,991
                                                                       ----------------       ----------------

                                                                              (105,918)               (24,464)
                                                                       ----------------       ----------------

Financing activities
    Issue of common shares                                                     120,000                100,000
    Loan from shareholders                                                     (14,703)                 4,327
    Long-term debt                                                              ---                   (41,596)
                                                                       ----------------       ----------------

                                                                               105,297                 62,731
                                                                       ----------------       ----------------
                                                                       ----------------

Investing activities
    Purchase of property and equipment                                          ---                    (4,578)
    Proceeds on sale of subsidiary                                                 100                 ---
                                                                       ----------------       ----------------

                                                                                   100                 (4,578)
                                                                       ----------------       ----------------

Increase (decrease) in cash position                                              (521)                33,689

Effect of currency translation on cash flow                                     ---                    32,991

Cash position beginning of period                                                  453               (166,142)
                                                                       ----------------       ----------------

Cash position end of period                                            $           (68)       $       (99,462)
                                                                       ----------------       ----------------

Represented by:
    Cash                                                               $        ---           $         5,538
    Bank indebtedness                                                              (68)              (105,000)
                                                                       ----------------       ----------------

                                                                       $           (68)       $       (99,462)
                                                                       ----------------       ----------------




J.A. Industries, Inc.

Consolidated Statements of Changes in Shareholders' Equity
(unaudited)
- --------------------------------------------------------------------------------------------------------------------------------

For the six months ended December 31, 1995
and the year ended June 30, 1995

                                           Capital Stock             Additional                 Foreign       Stock
                                                                      Paid In     Operating    Currency    Subscription    Treasury
                                       Shares          Amount         Capital      Deficit    Translation   Receivable      Stock
                                    ------------------------------------------------------------------------------------------------

Balance June 30, 1994                     6,493,778 $   16,234 $      3,849,152 $ (3,255,919)$     (7,561)$    ---    $      ---

Issued for cash                             581,383      1,453          494,797       ---          ---         ---           ---

Issued for consulting fees                  582,292      1,456          524,642       ---          ---        (30,000)       ---

Issued and unpaid                           500,000      1,250          428,750       ---          ---       (430,000)       ---

Issued to repay debt                         50,000        125           51,982       ---          ---         ---           ---

Issued as compensation                       12,600         32           12,569       ---          ---         ---           ---

Reverse equipment purchase                 (600,000)    (1,500)         (52,148)      ---          ---         ---           ---

Reverse Hutronix, Inc. acquisition           ---        ---              ---          ---          ---         ---         (131,250)

Shares cancelled                            (68,450)      (171)             171       ---          ---         ---           ---

Aggregate adjustment resulting
from translation of financial
statements into U.S. dollars                  ---        ---              ---          ---           3,057      ---           ---

Net loss for the year ended
June 30, 1995                                 ---        ---              ---      (2,155,220)      ---         ---           ---
                                      ----------------------------------------------------------------------------------------------

Balance June 30, 1995                     7,551,603     18,879        5,309,915   (5,411,139)      (4,504)   (460,000)     (131,250)

Issued for cash                             300,000        750          119,250       ---          ---         ---           ---

Issued for consulting fees                   55,000        163           16,088       ---          ---         ---           ---

Services rendered as consideration
for shares                                   ---        ---              ---          ---          ---        460,000        ---

Net loss for the six months ended
December 31, 1995                            ---        ---              ---        (820,156)      ---         ---           ---
                                      ----------------------------------------------------------------------------------------------

Balance December 31, 1995                 7,906,603 $   19,792 $      5,445,253 $ (6,231,295)$     (4,504)$    ---    $    (131,250)
                                      ----------------------------------------------------------------------------------------------


J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


1.    Significant Accounting Policies

      Principles of Consolidation

      The consolidated financial statements include the accounts of:

          J.A. Industries, Inc., a Delaware corporation and the following wholly owned subsidiaries:

            J.A. Industries (Canada), Inc., a Canadian corporation.
            Granite Marketing Corp., a Cayman Island corporation.
            Hutronix, Inc. an Arizona corporation.
            QDS, de Mexico, S.A. de C.V. a Mexican corporation.
            and the 96% owned subsidiary, Hutronix de Mexico, S.A. de C.V. which has been inactive since August 17, 1982.

          All significant inter-company balances and transactions have been eliminated on consolidation.

          J.A. Industries  (Canada),  Inc. was disposed of during the year ended
          June 30, 1995. Hutronix, Inc. and QDS de Mexico were disposed of during the year ended June 30, 1996 subject to shareholder approval.

      Translation of Foreign Currencies

      Account balances and transactions denominated in foreign currencies have been translated into U.S. funds as follows:

          Assets and liabilities at the rates of exchange prevailing at the balance sheet date; Revenue and expenses at average exchange rates for the period in which the transaction occurred; Exchange gains and losses arising from foreign currency transactions are included in the determination of net earnings for the period.

2.    Sale of Subsidiary

      On November 23, 1995, the Company sold all of the common shares of Hutronix, Inc. and on and on August 15, 1995 the Company sold all of the common share of Granite Marketing Corporation for $100. The two transaction resulted in a loss of $74,591, which has been included in other expense for the period ended December 31, 1995. Granite Marketing Corp. was inactive during the period.

J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


3.    Inventory

      Inventory consists of:                          1995               1994

      Raw materials                         $         ---      $        531,321
      Less: Reserve for obsolescence                  ---               190,000
                                            -----------------  -----------------

                                                      ---               341,321
      Work-in-process                                 ---               104,604
      Finished goods                                  ---                 7,349
                                            -----------------  -----------------

                                            $         ---      $        453,274
                                            -----------------  -----------------

4.    Property and equipment

                                                           Accumulated                Net Book Value
                                            Cost           amortization             1995               1994
                                      -----------------  -----------------  -----------------  -----------------

      Land                            $         ---      $         ---      $         ---      $         ---
      Building                                  ---                ---                ---                ---
      Forklift                                  ---                ---                ---                 7,410
      Vehicles                                  ---                ---                ---                    81
      Office equipment                          ---                ---                ---                46,264
      Computer equipment                        ---                ---                ---                27,957
      Manufacturing equipment                   ---                ---                ---               199,669
      Leasehold improvements                    ---                ---                ---                   935
      Assets not-in-service                     ---                ---                ---               232,520
                                      -----------------  -----------------  -----------------  -----------------

                                      $         ---      $         ---      $         ---      $        514,836
                                      -----------------  -----------------  -----------------  -----------------



J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


5.    Intangible assets

      Intangible assets comprise the following:      1995               1994

      Goodwill                                  $     ---      $        128,767
      Incorporation costs                             ---                 3,000
      Patent costs                                    ---                 8,895
                                                -------------  -----------------
                                                      ---               140,662
      Amortization                                    ---                16,096
                                                -------------  -----------------

                                                $     ---      $        124,566
                                                -------------  -----------------


6.    Loans from shareholders

      Loans from shareholders comprise the following:                               1995               1994


      Loan payable to Alexander Michie, balance due on demand with
      no stated interest rate.                                              $         20,000   $         ---

      Loan payable to 391566 B.C. Ltd., balance due on demand with no
      stated interest rate.                                                            1,064             ---

      Loan payable to Alexander Michie.  The loan is unsecured and has no terms of repayment.  The loan has a stated interest rate
      of prime plus 2%.                                                               ---               138,146
                                                                            -----------------  -----------------

                                                                            $         21,064   $        138,146
                                                                            -----------------  -----------------

J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


7.    Long-term debt

                                                                                         1995               1994


      Note  payable  to a  bank  executed  through  the  Industrial  Development
      Authority of the City of Douglas,  Arizona due in quarterly instalments of
      $12,821,  plus interest at 65% of prime (9.0% as of March 31,  1995),  due
      May 2005;  secured by a deed of trust on the real estate held for sale, an irrevocable  letter of credit from a bank in the amount of the outstanding note payable  balance and the assignment of a life insurance  policy owned by a related  party on the  president of Hutronix,  Inc. At March 31, 1995 the company was not in compliance with certain restrictive
      covenants contained in this note.                                              $    -         $   564,087

      Note payable to a supplier due in quarterly instalments of
      $8,361 plus interest at 6% unsecured, due March 15, 1995                        ---                 8,086

      Promissory  note  payable  to a lender.  The  principal  of  $36,155  (CDN
      $50,000) plus accrued interest at 24% per annum is payable on demand.  The lender has stated that it is not her intention to
      demand repayment of the note before March 31, 1996.                             ---                51,283

      Mortgage payable, on manufacturing  equipment,  to the Province of British
      Columbia,  Canada due in monthly  payments  of $1,787  (CDN  $2,500)  plus interest at 6% per annum. The principal balance
      is due July 1, 1995.                                                            ---                83,078
                                                                            -----------------  -----------------

                                                                                           0            706,534

      Less: Current portion                                                           ---               155,270
                                                                            -----------------  -----------------

                                                                            $              0   $        551,264
                                                                            -----------------  -----------------

    8 Income tax

      The Company has losses for income tax purposes which may be carried forward and applied to reduce future income taxes. The deferred tax benefit related to these losses has not been recorded in the accounts as there is not virtual certainty of realization.

      All of the income attributable to Granite Marketing Corp. (a Cayman Island corporation) is reported as non-taxable.

J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


    9 Commitments and Contingencies

      Under the terms of various agreements, the Company has guaranteed payment of $18,275 in accounting fees and the $546,125 mortgage on the Douglas, Arizona plant owned by Hutronix, Inc. The reversal of the Hutronix, Inc. purchase included an idemnification on the above guarantees. Should the other party fail to perform, the obligations could be asserted against the Company.


   10 Subsequent event

      On January 26, 1996 the shareholders ratified the sale of Hutronix, Inc. and QDS, de Mexico, S.A. de C.V.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Kenman Business Groups, Inc.:

We have audited the accompanying consolidated balance sheets of Kenmar Business Groups, Inc. as of August 31, 1995 and 1994, and the related consolidated statements of income (loss), stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1995 and 1994 financial statements referred to above present fairly, in all material respects, the financial position of Kenmar Business Groups, Inc. as of August 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in note 1, the Company adopted Statement of Financial Accounting Standards No. 121. "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of" on September 1, 1994.


October 20, 1995

                          KENMAR BUSINESS GROUPS, INC.

                          Consolidated Balance Sheets

                            August 31, 1995 and 1994


Assets                                                        1995             1994
Current assets
     Cash and cash equivalents                              $1,632,620         74,478
     Accounts receivable-trade, net of allowance
      for doubtful accounts of $5,500 and $80,000
      in 1995 and 1994, respectively (note 7)                  273,062      2,139,121
     Accounts receivable-other (note 15)                        19,132         10,007
     Inventories (notes 4 and 7)                               331,540      1,377,292
     Recoverable income taxes                                     -           103,208
     Prepaid expenses and other current assets                  87,146         11,481
          Total current assets                               2,343,510      3,715,587

Property and equipment, net (notes 5, 8 and 9)                 590,307      1,023,614

Other assets:
     Deposits and other assets                                  38,398        163,220
     Cost in excess of net assets of acquired business,
      net of accumulated amortization of $220,537 and
      45,537 in 1995 and 1994, eruptively (note 6)              97,500        272,500
          Total other assets                                   135,898        435,720

Liabilities and Stockholders' Deficit                       $3,069,715      5,174,921
                                                            ==========      =========

Current liabilities:
     Line of credit (note 7)                                       -        1,396,953
     Current maturities of long-term debt (note 8)              22,359        293,242
     Current obligations under capital leases (note 9)          35,203         40,313
     Accounts payable, trade                                 2,206,535      2,954,433
     Other accrued liabilities                                 425,956        154,708
          Total current liabilities                          2,690,053      4,839,649

Long-term debt, less current maturities (notes 8 and 15)       560,021        657,034
Long--term obligations under capital leases (note 9)            76,172        122,784

Class A cumulative preferred stock, $50 par value;
 with a preference in liquidation over the holders
 of common stock of $50 plus accrued dividends;
 authorized 30,000 shares, 9,926 shares in 1995
 and 1994 issued and outstanding (note 11)                     729,844        166,208

Stockholders' deficit (notes 12 and 15):
     Preferred stock, undersignated; authorized
      70,000 shares; no shares issued                             -               -
     Common Stock, $1 par value; authorized 100,000
      shares, 64,714 and 58,197 shares issued and
      outstanding in 1995 and 1994, respectively                 64,714        58,197
     Additional paid-in capital                                  99,667       203,303
     Retained deficit                                        (1,150,756)   (1,332,254)
Commitments (notes 9 and 10)                                   (986,375)   (1,070,754)
                                                             $3,069,715     5,174,921
                                                             ==========    ==========


See Notes to consolidated financial statements.

                          KENMAR BUSINESS GROUPS, INC

                    Consolidated Statements of Income (Loss)

                      Years ended August 31, 1995 and 1994


                                                                  1995              1994
Sales                                                         $15,565,662       22,927,597
Cost of goods sold                                             13,883,090       22,685,168
          Gross profit                                          1,682,572          242,429
General, selling and administrative expenses                    1,233,587        1,466,289

          Operating income (loss)                                 448,985       (1,223,860)

Other income (expenses):
     Interest income                                                6,321            7,669
     Miscellaneous income                                           -               10,868
     Interest expenses                                           (273,808)        (252,332)
          Other expenses, net                                    (267,487)        (233,795)

          Income (loss) become income taxes                       181,498       (1,457,655)
Income tax benefit (note 13)                                        -               98,768

          Net income                                              181,498       (1,358,887)

Accretion of preferred stock                                      (54,006)         (24,188)

Undeclared dividends on preferred stock                           (49,630)         (48,645)

          Net income (loss) applicable to common shareholders  $   77,862       (1,431,720)

Weighted average number of shares                                  61,999           56,988

Net income (loss) per common share and common share
 equivalent (note 16)                                          $     1.26           (25.12)



See accompanying notes to consolidated financial statements.

                          KENMAR BUSINESS GROUPS, INC.

                Consolidated Statements of Stockholders' Deficit

                      Years ended August 31, 1995 and 1994




                                                                      Additional                          Total
                                                  Common Stock         paid-in          Retained       stockholders'
                                             Shares         Amount     capital          earnings         deficit
Balance at August 31, 1993                   56,586       $56,586     186,704            59,543          302,833
Dividends paid                                 -             -           -              (32,910)         (32,910)
Issuance of common stock for cash, net
 of $16,862 issuance costs                    1,611         1,611      56,522               -             58,133
Accretion of preferred stock                   -             -        (24,188)              -            (24,188)
Undeclared dividends on preferred stock        -             -        (15,735)              -            (15,735)
Net loss                                       -             -           -           (1,358,887)      (1,358,887)
Balance at August 31, 1994                   58,197        58,197     203,303        (1,332,254)      (1,070,754)
Issuance of common stock of cash              6,517         6,517        -                  -              6,517
Accretion of preferred stock                   -             -        (54,006)              -            (54,006)
Undeclared dividends on preferred stock        -             -        (49,630)              -            (49,630)
Net income                                     -             -           -              181,498          181,498
Balance at August 31, 1995                   64,714       $64,714      99,667        (1,150,756)        (986,375)



See notes to consolidated financial statements.

                          KENMAR BUSINESS GROUPS, INC.

                     Consolidated Statements of Cash Flows

                      Years ended August 31 and 1995, 1994


                                                                          1995              1994
Cash flow from operating activities:
     Net income (loss)                                                $   181,498       (1,358,887)
     Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
          Depreciation and amortization                                   422,787          236,925
          Loss on disposal of property and equipment                       30,657            5,932
          Writedown of property and equipment                             179,076             -
          Provision (credit) for deferred income taxes                       -               2,200
          Changes in operating assets and liabilities:
               Decrease (increase) in accounts receivable               1,866,059         (357,332)
               Decrease (increase) in inventories                       1,045,752        1,002,133
               Decrease (increase) in recoverable income taxes            103,208         (102,208)
               Decrease (increase) in prepaid expenses
                and other current assets                                  (75,665)          14,888
               Increase in accounts receivable, other                      (9,125)          (6,255)
               Decrease (increase) in deposits and other assets           124,822          (19,223)
               Increase (decrease) in accounts payable, trade            (747,898)         376,532
               Increase (decrease) in income taxes payable                   -             (63,626)
               Increase in other accrued liabilities                      271,248           85,759
                    Net cash provided by (used in) operating
                     activities                                         3,392,419         (184,162)

Cash flow from investing activities:
     Capital expenditures                                                 (24,213)        (333,451)
                    Net cash used in investing activities                 (24,213)        (333,451)

Cash flow from financing activities:
     Proceeds from issuance of preferred stock                               -              57,500
     Proceeds from issuance of common stock                                 6,517           58,133
     Net borrowings (repayment) on line of credit                      (1,396,953)         251,518
     Proceeds from issuance of note payable                               350,122             -
     Principle payments on note payable                                  (350,122)            -
     Proceeds from issuance of long-term debt                                -             250,000
     Principal payments on long-term debt                                (367,896)        (118,937)
     Principal payments on capital lease obligations                      (51,722)         (21,322)
     Dividends paid                                                          -             (32,910)
                    Net cash provided by (used in) financing
                     activities                                        (1,810,054)         443,983
                    Net increase (decrease) in cash and
                     cash equivalents                                   1,558,152          (73,631)
Cash and cash equivalents:
     Beginning of year                                                     74,478          148,109
     End of year                                                      $ 1,632,630           74,478
                                                                                        (Continued)

                          KENMAR BUSINESS GROUPS, INC.

                      Years ended August 31, 1995 and 1994



                                                                          1995              1994
Supplement disclosure of cash information:
     Cash paid during year for:
          Interest                                                      $ 352,765          237,069
          Income taxes                                                  $    -              73,255

Supplemental schedule of non-cash investing and financing
 activities:
     During 1994 the Company entered into capital lease obligations totalling $114,911. The Company did not enter into any capital leases in 1995.

     During 1994, the Company entered into a financing agreement to purchase a new software system. Total financed amount was $49,320.




See accompanying notes to consolidated financial statements.

                          KENMAR BUSINESS GROUPS, INC.

                   Notes to Consolidated Financial Statements

                            August 31, 1995 and 1994


(1)     Description of Business

        Kenmar Business Groups, Inc.'s (the "Company") principal business activity is the manufacture of electronic products and assemblies for original equipment manufactures (OEM) located in the southeastern United States. The Company provides products and services to OEM's in the telecommunications, industrial controls, instrumentation, medical devices, and computer industries.

(2)     Concentration of Credit Risk and Major Customer

        The Company manufactured more than fifty different products and repaired and refurbished over one hundred different products for its largest customer, which is comprised of five different operating locations and two subsidiaries. Accounts receivable from this customer accounted for approximately 19% and 75% of total receivables at August 31, 1995 and 1994, respectively. The Company's sales to this customer during 1995 comprised 81% of the Company's total sales. During the fourth quarter of 1995, the Company ceased doing business with this customer. (See note
        17). Accordingly, the Company has taken various steps to restructure the business to be commensurate with the reduction in volume. The Company may have to take additional measures in the future as a result of the decrease in volume.

(3)     Summary of Significant Accounting Policies

        Principles of Consolidation

        The consolidated financial statements include the accounts of the Company and Test Services, Inc. ("TSI") which was inactive in the years ended August 31, 1995 and 1994. All intercompany accounts and transactions have been eliminated in consolidation.

        Cash and Cash Equivalents

        Cash and cash equivalents include cash on hand, amounts on deposit with banks and all highly liquid investments with a maturity of 90 days or less when purchased.

        Inventories

        Inventories are stated at the lower of cost, determined by the first-in, first-out (FIFO) method, or market. A provision is made for obsolete and slow moving inventory.

        Property and Equipment

        Property and equipment are stated at cost. Equipment under capital leases is stated at the present value of the minimum lease payments at the inception of the lease. Depreciation is calculated using the half-year convention, straight-line method over the estimated useful lives of the respective assets which range from 3 to 7 years. Equipment held under capital leases are amortized on a straight-line basis over the lesser of the lease term or estimated useful life of the asset. Maintenance and repairs are charged to expenses as incurred. The cost and related accumulated depreciation of the assets are removed from the accounts upon disposition and any resulting gain or loss is reflected in operations.

        Accounts Receivable

        The Company performs ongoing credit evaluations of its trade receivables and generally does not require collateral. An allowance is provided for estimated uncollectible accounts.

        Revenue Recognition

        The Company recognizes revenue upon shipment of products to customers.

        Cost in Excess of Net Assets of Acquired Business

        The excess cost of net assets of acquired business relates principally to the value assigned to customer relationships and is being amortized by the straight-line method over a period of 20 years.

        The Company evaluates, when circumstances warrant, the recoverability of the cost in excess of net assets of acquired businesses by comparing the sum of the undiscounted projected future cash flows attributable to each customer to the carrying value of the related asset. Projected cash flows are estimated for a period approximating the remaining lives of the Company's long-lived assets.

        As a result of such evaluation the Company took an writedown of $160,000 during the year ended August 31, 1995.

        Income Taxes

        In February 1992, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Statement 109 requires a change from the deferred method of accounting for income taxes of APB Opinion 11 to the asset and liability method of accounting for income taxes. Under the asset and liability method of Statement 109, deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

        The Company has adopted Statement of Financial Accounting Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes", effective September 1, 1993. As of September 1, 1993, there is no impact as a result of adopting SFAS No. 109 and as such no cumulative effect adjustment was required for the adoption of SFAS No. 109. Due to the Company's operating loss carryforwards, management has determined that a valuation allowance equal to the amount of net deferred tax assets is required.

        Earnings Per Share

        Earnings per share are based upon the weighted average number of common and common equivalent shares outstanding during the period.

        Impairment of Long-Lived Assets

        During the year ended August 31, 1995, the Company adopted  Statement of
        Financial   Accounting  Standards  No.  121,  "Accounting  for  the
        Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". Statement 121 requires the Company to determine whether recognition of an impairment loss is required and, if so, to measure the impairment. If the sum of the expected future cash flows, undiscounted and without interest costs, is less than the asset's carrying amount, an impairment loss is recognized. Any impairment loss recognized upon adoption for assets to be held and used is recorded in continuing operations.


(4)     Inventories

        Inventories consist of:


                                                          1995          1994

                         Raw materials                  $193,649       997,549
                         Work-in-progress                111,330       249,620
                         Finished goods                   26,561       130,123
                                                        $331,540     1,337,292



(5)     Property and Equipment

        Property and equipment consist of the following:

                                             1995                1994
Leasehold improvements                   $  164,912           233,816
Machinery and equipment                     672,538           737,578
Computer hardware and software              343,578           408,000
Furniture and fixtures                       92,015            91,469
Vehicles                                      9,182            37,053
     Total                               $1,282,225         1,507,916

Less accumulated depreciation and
 amortization                               691,918           484,320

Property and equipment, net              $  590,307         1,023,614


        Depreciation expense was $247,787 and $203,888 in 1995 and 1994, respectively.

        The Company reviewed its leasehold improvements, machinery and equipment and computes hardware and software for impairment as a result of the Company ceasing to do business with its major customer (see notes 2 and 17). The Company estimated future cash flows and compared it with the net asset value of the related assets. This analysis resulted in a writedown of approximately $180,000 which is included as part of cost of goods sold in the income statement.

                      KENMAR BUSINESS GROUPS, INC.

(6)     Acquisition

        On October 15, 1992 the Company purchased all of the outstanding stock of TSI, a manufacturer of electronic printed circuit board assemblies for original equipment manufacturers, for a purchase price of approximately $750,000 consisting of $7,500 cash and three subordinated promissory notes totaling $742,500. The promissory notes are being paid in equal monthly installments over ten years and bear a fixed interest rate of 8%.

        The acquisition has been accounted for using the purchase method of accounting. The following table presents the allocation of the purchase price to the fair value of the assets acquired and liabilities assumed:

                Assets acquired                 $966,145
                Liabilities assumed              216,145
                                                --------
                Purchase price                  $750,000
                                                ========

        As a result of the TSI acquisition, the principal stockholder and chief executive of TSI entered into a ten year non-compete agreement in return for a monthly payment of $3,000 for ten years ending October 15, 2002. Cash payments under the agreement were $72,000 and $36,000 and in 1995 and 1994, respectively. Cash payments in 1995 relate to years ended August 31, 1995 and 1996.

(7)     Line of Credit

        In March 1994, the Company negotiated a $4,000,000 revolving line of credit with a commercial lender which allowed it to borrow up to 80% of eligible receivables and was secured by a first lien on all the Company's receivables and inventory. Borrowings under this line bear interest at prime plus 2.5% (minimum 7.5%) in addition to an annual facility fee and other costs. The Company paid off the line of credit in the fourth quarter of its fiscal year ended August 31, 1995. The Company has not requested a renewal of the line of credit.

                      KENMAR BUSINESS GROUPS, INC.

(8)     Long-Term Debt

        Long-term debt consists of the following:

                                                                  1995        1994

        Subordinated promissory notes payable in monthly
         installments of $9,009, including interest at 8%,
         through October 2002                                   $524,855     646,674

        Bank debt collateralized by a first lien on all the
         Company's plant, equipment, furniture and
         fixtures payable in monthly installments of
         $7,950, including interest at prime + 1%. This
         loan was paid off prior to August 31, 1995.                   -     217,932

        Uncollateralized note payable to stockholder
         repayable with interest at 8% in 59 monthly
         installments of $610 and a balloon payment
         of $30,083 on October 15, 1997                           39,482      43,468

        Notes payable secured by equipment repayable
         in monthly installments of $2,435 including
         interest at 16.85% through April 1996                    18,043      42,202
                                                                 582,380     950,276
        Less current maturities                                   22,359     293,242
                                                                $560,021     657,034



        Principal maturities of debt at August 31, 1995 are as follows:

                Year ending August 31,
                  1996                                  $ 22,359
                  1997                                    73,269
                  1998                                   104,776
                  1999                                    80,451
                  2000                                    87,130
                  Thereafter                             214,395
                  Total long-term debt                  $582,380

                      KENMAR BUSINESS GROUPS, INC.

         Notes to Consolidated Financial Statements, Continued


(9)     Obligation Under Capital Leases

        The Company leases equipment under capital leases which expire on various dates through 1998. Included in property and equipment are the following amounts applicable to these leases:

                                                        1995    1994
                                                        ----    ----
                Machinery and equipment             $200,066   200,066
                Vehicles                                -       27,871
                                                    --------   -------
                                                     200,066   227,937
                Less accumulated amortization         59,043    44,397
                                                    --------   -------
                                                    $141,023   183,540
                                                    ========   =======

        The following is a schedule by years of future minimum lease payments under capital leases as of August 31, 1995:

                Year ending August 31
                1996                               $ 48,272
                1997                                 49,701
                1998                                 29,431
                                                    -------
                Total minimum lease payments        127,404
                Less amounts representing interest   16,029
                                                    -------
                Present value of future minimum
                  lease payments                    111,375
                Less current maturities              35,203
                                                    -------
                                                   $ 76,172
                                                    =======

(10)    Commitments

        The Company leases certain office and production space, machinery and equipment under noncancellable operating leases expiring at various dates through 1998. During the years ended August 31, 1995 and 1994, the Company incurred rental expenses of $214,505 and $271,448, respectively, under these leases.

        Future minimum lease payments under the terms of the above leases are as follows:

                        1996                    $38,422
                        1997                      2,952
                        1998                      2,460

                      KENMAR BUSINESS GROUPS, INC.

(11)    Preferred Stock

        The aggregate number of authorized shares of preferred stock is 100,000. Of the 100,000 shares of preferred stock 30,000 shares have been designated as Class A cumulative preferred stock. The designation of the remaining 70,000 shares will be determined by the Board of Directors.

        The Company issued 1,150 shares of $50 par value Class A cumulative preferred stock ("Class A Preferred Stock") in 1994. During 1993, the Company issued 716 shares of $50 par value Class A cumulative preferred stock including upon receipt of the issue price, the 200 shares subscribed at August 31, 1992. Each share of Class A preferred stock may be called or put at any time after five years from the date of issuance at a rate of one and one-half times the issue price. Redemption requirements of Class A cumulative preferred stock at August 31, 1995 are as follows:

                        1997                    $150,000
                        1998                     447,000
                        1999                      68,700
                        2000                      86,250
                                                --------
                                                $751,950
                                                ========

        The Class A preferred stock is entitled to a 10% cumulative dividend payable quarterly, subject to the provisions of North Carolina law. Cumulative unpaid dividends are $73,008 and $23,378 as of August 31, 1995 and 1994, respectively.

        Upon liquidation, the Class A shares have preference over holders of common stock in an amount equal to the issue price ($50 per share) plus cumulative dividends in arrears. Cash dividends of $-0- and $32,910 were paid in 1995 and 1994, respectively.

(12)    Stock Option Plan

        The Company adopted a non-qualified stock option plan in 1992 to attract and retain employees, officers, directors and advisors.

        As of August 31, 1995 there were 4,178 options outstanding of which 3,878 were vested. Options run for 10 years from the grant date and entitle the holder to convert each option into one share of common stock at $45 per share. No options have been exercised as of August 31, 1995.

                      KENMAR BUSINESS GROUPS, INC.

(13)    Income Taxes

        As discussed in note 3, the Company adopted Statement 109 as of September 1, 1993. There is no cumulative effect of this change in accounting for income taxes as reported in the statement of earnings for the year ended August 31, 1994. Prior years' financial statements have not been restated.

        Components of income tax benefit are as follows:

                                                        1995     1994
                                                        -----    -----
        Taxes currently payable:
          Federal and State                             $  -    (98,768)

        Deferred:
          Federal and State                                -        -
                                                        ------  -------
                                                        $  -    (98,768)
                                                        ======  =======

        Deferred income tax expense (benefit) results from timing differences in the recognition of income and expense for tax and financial statement purposes. Such timing differences relate primarily to differences in financial statement and tax depreciation expense, amounts accrued and expensed for financial statement purposes but not deductible for taxes until paid, and tax uniform capitalization rules for inventory.

        The components of net deferred tax assets and the net deferred tax liabilities as of August 31, 1995 and 1994 are as follows:


                                                        1995       1994
                                                        -----      -----
        Deferred tax assets:
          Net operating loss carryforward               $  72,566   232,918
          Inventories, principally due to additional
            costs inventoried for tax purposes,
            pursuant to the Tax Reform Act of 1986
            and inventory reserves                         83,470   122,815
          Amortization of customer lists                   16,575    10,725
          Accounts receivable, principally due to
            allowance for doubtful accounts                 2,145    31,200
          Other accruals                                   29,962    21,756
          Property, plant and equipment, principally
            due to differences in depreciation and
            FAS 121 writedowns                            125,311       -
                                                        ---------   -------
                Total gross deferred tax assets           330,029   419,414
          Valuation allowance                            (330,029) (408,864)
                                                        ---------   -------
                Net deferred tax assets                 $   -        10,550
                                                        =========   =======
        Deferred tax liabilities:
          Property, plant and equipment, principally
            due to differences in depreciation          $   -        10,550
                                                        ---------   -------
                Total gross deferred tax liabilities    $   -        10,550
                                                        =========   =======

                      KENMAR BUSINESS GROUPS, INC.

(13)    Income Taxes, Continued

        The actual income tax expense (benefit) for 1995 and 1994 differs from the "expected" amount (computed by applying the statutory federal income tax rate of 34% to the earnings before income taxes and cumulative effect of a change in accounting principle) and is principally due to loss carryforwards, nondeductible travel and entertainment expenses, state income taxes net of federal tax benefit, non-deductible officer's life insurance and changes in the amount of the valuation allowance.

        At August 31, 1995, the Company has a net operating loss carryforward of approximately $187,000 and a net economic loss carryforward for state income taxes of approximately $984,000, expiring in various amounts through 2010.

(14)    Employee Benefit Plans

        The Company has a 401(k) defined contribution plan (the "Plan") covering substantially all full-time employees who meet certain age and length of service requirements. Participants are eligible to contribute up to 15% of their annual compensation, not to exceed legal limits. The Company does not make contributions to the Plan. Participants vest immediately in their contributions.

(15)    Related Party Transaction

        During October 1992, a member of the Board of Directors granted a ten year unsecured loan to the Company in the amount of $445,500. As of August 31, 1995 and 1994, the outstanding principal balance was approximately $315,000 and $388,000, respectively. Such amount is included in long term debt.

        During October 1992, the Company entered into a non-compete agreement with a former member of the Board of Directors (see note 6).

        During 1995, a Director, in conjunction with an unrelated party entered into an Agreement to lend the Company $350,122 on a 120 day Note, collarteralized by all the Company's plant, equipment, furniture and fittings. The proceeds of the loan was used to repay approximately $105,000 of bank debt and for operational purposes. The loan carried an interest rate of 12%. Under the Agreement, the lenders purchased 6,380 shares of common stock, at a price of $1 per share (representing approximately 10% of the present outstanding common stock).

        At August 31, 1995, accounts receivable - other included a note receivable from an officer of the Company of $10,866 with an interest rate of 8%.

                      KENMAR BUSINESS GROUPS, INC.

(16)    Net Income Per Common Share

        At August 31, 1995, there were 4,178 stock options outstanding.

        The net income per common share and common equivalent share are calculated by deducting dividends applicable to preferred shares from net income and dividing the result by the weighted average number of shares of common share and common share equivalents outstanding during each of the years. Presentation of fully diluted earnings per share is not required because the effect is anti-dilutive.

(17)    Subsequent Events

        On September 18, 1995, the Company signed an agreement with its largest customer (see note 2). The provisions of the agreement relieved the Company of trade accounts payable to the customer and other suppliers of $1,121,151. The agreement provided the customer relief of trade payables to the Company of $52,957 and required the customer to pay cash to the Company in the amount of $250,000. This agreement also provided for the release of both parties from any claims that might arise from past business relations or transactions.

        Subsequent to the year end the Company entered into negotiations with its major suppliers. These negotiations have resulted in the suppliers forgiving approximately $440,000 of the accounts payable balance at August 31, 1995 in return for payment of 25% of the balance due with a further 25% due in four quarterly installments beginning
        January 1, 1996.

                             KENMAR BUSINESS GROUP, INC.
                             Consolidated Balance Sheets
                       February 29, 1996 and February 28, 1995
                                    UNAUDITED

                                                February 29,    February 28,
                                                    1996            1995
                                                ------------    -------------
        Assets
Current assets:
  Cash and cash equivalents                     $  744,533      $   45,346
  Accounts receivable - trade, net of
    allowance for doubtful accounts of
    $5,500 in 1996 and $65,807 in 1995.
    Also net of allowance for returns of
    $22,410 in 1995.                               513,478       2,165,026
  Accounts receivable - other                       15,865           3,609
  Inventories                                      317,531       1,256,409
  Prepaid expenses and other current assets        110,085          51,296
                                                 ---------       ---------
        Total current assets                     1,719,492       3,521,686
                                                 ---------       ---------
Property and equipment - net                       496,337         908,665
                                                 ---------       ---------
Other assets:
  Deposits and other assets                         72,998         352,382
  Cost in excess of net assets of acquired
    business net of accumulated amortization
    of $212,250 in 1996 and $35,000 in 1995         87,750         265,000
                                                 ---------       ---------
        Total other assets                         160,748         617,382
                                                 ---------       ---------
        Total assets                             2,376,577       5,047,733
                                                 ---------       ---------

        Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
  Line of credit                                      -          1,911,547
  Current maturities of long-term debt               4,317         132,003
  Current obligations under capital leases          35,203          35,203
  Accounts payable, trade                          621,852       2,397,521
  Other accrued liabilities                         94,833          57,182
                                                 ---------       ---------
        Total current liabilities                  756,205       4,533,456
                                                 ---------       ---------

Long-term debt, less current maturities            541,236         627,614
                                                 ---------       ---------
Long-term obligations under capital leases          57,750          94,283
                                                 ---------       ---------
Class A preferred stock, including accretion
  and accrued dividends                            759,129         626,206
                                                 ---------       ---------

                                KENMAR BUSINESS GROUPS, INC.
                                Consolidated Balance Sheets

                February 29, 1996 and February 28, 1995
                               UNAUDITED



                                                   February 29,    February 28,
                                                      1996             1995


Stockholders' equity (deficit)

  Common stock, $1 par value; authorized 100,000
    shares in 1996 and 1995 issued and outstanding      64,714          64,714

Additional paid-in capital                             213,941         243,226

Retained earnings (deficit)                             (16,398)    (1,141,766)

  Total stockholders' equity (deficit)                  262,257       (833,826)

      Total liabilities and stockholders'
       equity (deficit)                               2,376,577      5,047,733

                      KENMAR BUSINESS GROUPS, INC.
                          Statements of Income
    Six-month periods ended February 29, 1996 and February 28, 1995
                               UNAUDITED





                                                   Six Months Ending
                                                February 29,    February 28,
                                                   1996            1995


Sales                                           $1,354,383      $8,266,268
Cost of Goods Sold                               1,373,793       7,449,976

        Gross profit                               (19,410)        816,292

General, selling and administrative expenses       397,350         446,525

        Operating income (loss)                   (416,760)        369,767

Other income (expense)
  Interest income                                   30,443           2,610
  Miscellaneous income                           1,724,781               -
  Interest expense                                 (29,214)       (141,968)
  Miscellaneous expense                            (18,300)              -

        Other income (expense)                   1,707,710        (139,358)

        Income (loss) before income taxes        1,290,950         230,409

Income tax benefit (expense)                             -               -

        Net income                               1,209,950         230,409

Accretion of preferred stocks                      (29,285)        (27,003)

Undeclared dividend on preferred stock             (12,408)        (24,323)

        Net income applicable to common
        stockholders                            $1,249,258      $  179,084

Weighted average number of shares                   64,714          60,369

        Net income per common share and common
        equivalent                              $    19.30      $     2.97

                                      U.S. Securities and Exchange Commission
                                              Washington, D.C. 20549

                                                   FORM 10-KSB/A

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 [Fee Required] For the fiscal year ended June 30, 1995

[ ]     TRANSITION  REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES  EXCHANGE
        ACT OF 1934 [No Fee Required] For the transition  period from ..........
        to ................

                         Commission File Number: 0-23528

                              J.A. INDUSTRIES, INC.
                 (Name of small business issuer in its charter)

         Delaware                                           13-3421337
(State or other jurisdiction                             (I.R.S. Employer
incorporation or organization                            Identification No.)

    34A-2755 Lougheed Highway, Suite 522, Port Coquitlam, B.C. V3B 5W9 Canada
                    (Address of principal executive offices)

Issuer's telephone number:  604-941-3413

Securities registered under Section 12(b) of the Exchange Act: None

   Not applicable                                        Not applicable
Title of each class                         Name of Exchange in which registered

Securities registered under Section 12(g) of the Exchange Act:
   Common Stock par value $.0025
         (Title of Class)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes: X No: Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB: [X]

State issuer's revenue for its most recent fiscal year: $
State the aggregate market value of the voting stock held by non-affiliates computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock, as of a specified date within the past 60 days. $3,443,826

                       DOCUMENTS INCORPORATED BY REFERENCE

         If the following documents are incorporated by reference, briefly describe them and identify the part of the Form 10-KSB into which the document is incorporated: (1) any annual report to security holders; (2) any proxy or information statement; and (3) any prospectus filed pursuant to Rule 424(b) or
(c) of the Securities Act of 1933 ("Securities Act"). The list of documents should be clearly described for identification purposes.
         Transitional Small business Disclosure Format (check one):
         Yes.......; No..x.....

                              J.A. INDUSTRIES, INC.


                                Table of Contents
                                     PART I                           Page

Item 6.           Management's Discussion and Analysis or                1
                  Plan of Operation

Item 7.           Financial Statements                                  11

Item 10.          Executive Compensation                                33


Signature Page                                                          35

Item 6.

                      Management's Discussion and Analysis
                of Financial Condition and Results of Operations

                              J.A. Industries, Inc.

         The following discussion of the results of operations and financial condition should be read in conjunction with the audited financial statements and related notes appearing subsequently under the caption "Financial Statements".

Overview

         In July of 1992, the existing  management  took over the direction of J
A. Industries, Inc. It was the intention of the management to enhance the value of its shares on behalf of its shareholders by acquiring cash flow entities which were, firstly, synergistic with existing subsidiaries and secondly were companies with consistent growth potential.

         The first acquisition was Torik, Inc. in September, 1992, which at that time was just breaking even on its sales of $300,000 per month. Subsequent to the Torik acquisition, the Company had entered into litigation and lost the case to the former management of Torik returning all shares back to the Torik management. The Company was booking that acquisition at the cost of $200 which has been written off.

         The second acquisition of the assets of Pacific Rim Polytech, took place in February, 1993 by the Company's wholly owned subsidiary J.A. Industries (Canada) Inc. ("J.A. Canada"). J.A. Canada immediately started the manufacturing of underground junction boxes and cable tray. In June, 1995 the Company sold J.A. Canada to a non-affiliate British Columbia Corporation.

         The  Company   also   entered  into  two   licensing   agreements   and
manufacturing agreements for the manufacture and distribution of electronic ballasts of which both licenses are inactive.

         In September of 1993, the Company acquired Hutronix, Inc., of Tucson, Az ("Hutronix"). Subsequent to the year ended, 1996, the Company returned the shares of Hutronix to Baboquivari Cattle Company ("BCC") to settle outstanding liabilities with BCC.

         In December of 1993, the Company acquired the assets of Capital City Plastic ("CCP"). CCP had been inactive since May of 1993. As CCP was unable to deliver the equipment as detailed in the purchase agreement, the Company cancelled the purchase agreement.

         In May, 1994 the Company signed an option agreement to acquire 100% of Link

Technologies (Canada) Ltd. ("Link"). The Company was to pay $500,000 USD plus issue 500,000 shares of common stock to acquire 100% of Link. The Company was also to provide $1,500,000 USD in working capital for Link. Subsequent to this agreement the option has expired and no further agreement has been reached.

         On March 30, 1994 Granite Marketing Corporation. ("Granite"), then a wholly owned subsidiary of the Company, entered into an agreement with Queensland Industries, Inc. ("Queensland") whereby Queensland purchased from Granite an exclusive license to manufacture, promote, market, sell and distribute the products of J.A. Canada relating to polyurethane underground junction boxes. Queensland is a wholly owned subsidiary of Wincanton, Corporation ("Wincanton"), a publicly traded Washington State Corporation. Subsequent to this agreement, the Company rescinded the licensing agreement in exchange for a $50,000 USD payment by Queensland Industries to Granite. Granite is currently inactive. Subsequent to the year end, Granite was sold to an unrelated third party in exchange for assumption of Granite's liabilities.

         On June 28, 1995 the Company signed a letter of intent to merge with privately held MiNT Corporation ("Mint") through a stock for stock exchange. The share exchange would have resulted in a change of control of J.A. Industries to the majority shareholders of Mint. Mint is in the business of providing high quality contract manufacturing of electronic and electromechanical printed circuit board assemblies. Subsequent to this letter of intent and subsequent to the year ended June 30, 1995, the shareholders of Mint elected not to proceed with the acquisition.

         Subsequent to the year ended June 30, 1995, the Company entered into an Agreement and Plan of Merger with Kenmar of Raleigh, NC. Kenmar founded in 1984, is a provider of high quality electronic manufacturing services. It is located in the Research Triangle area of North Carolina. Kenmar has a broad array of technical capabilities to bring products to the market from concept to final production. Kenmar's manufacturing team has experience in producing electronic and electro-mechanical subassemblies and products for use in the telecommunication, industrial control, computer, medical and instrumentation industries. Kenmar has both Surface Mount Technology and Pin Thru-Hole capabilities as well as cable, harnesses and interconnect assembly lines.

         Pursuant to the terms of the agreement, current shareholders of Kenmar will receive common stock of J.A. Industries such that Kenmar shareholders will own approximately 50% of the outstanding shares of J.A. Industries, Inc. on closing. Upon completion of the Merger, current management of Kenmar would assume management of the Company. The merger is subject to shareholder's approval of both companies. Another condition of the Merger is the settlement of a dispute with a former stockholder, Karl Ronstadt and Hutronix, Inc. Subsequent to the year ended June 30, 1995, the Company did resolve its outstanding dispute with Baboquivari Cattle Company as described above (see "Hutronix").

         Prior to the Merger, the Company must reduce its liabilities and contingent liabilities to zero and have working capital of a minimum of two hundred thousand ($200,000) dollars. To this end, the Company has disposed of, settled or is in the process of settling all outstanding liabilities. The Company has reached agreements and has signed releases for potential contingent liability claims arising or potentially arising from several of the Company's former agreements.

         The Company intends to fund its capital requirements through a private placement to meet the terms of the agreement. To date the funds necessary to complete the Merger are being held in escrow pending shareholder approval of the merger and will be released to the Company upon such approval . If Shareholder's approval is not obtained to complete the Merger, then the funds in escrow would not be released to the Company.

         Management believes that the trend towards outsourcing in the electronic manufacturing industry is expanding. To this end, management still believes that its strategy to acquire synergistic businesses in the contract manufacturing industry is a sound plan. The planned Merger between the Company and Kenmar is the first step in trying to re-establish that plan.

         Seasonal factors do not influence the Company's sales.

Liquidity and Capital Resources

         During fiscal 1994 the Company principally provided for its cash needs through equity financing from a Regulation D Rule 504 offering. Most acquisitions were completed with a combination of shares and cash. The day-to-day operations were funded from cash flow provided by the operating entities and an infusion of working capital from the parent Company. The subsidiary J.A. Industries (Canada) Inc. lost money in 1995, and it was sold to a non-affiliate in June, 1995. The agreement called for the buyer to assume all of the liabilities of J.A. Canada. Hutronix, Inc. also lost money for the year ending June 30, 1995. Subsequent to the year end, Hutronix was returned to Baboquivari Cattle Company (former shareholder of Hutronix, "BCC") for release of all liabilities owed by the Company to BCC and BCC's assumption of all liabilities associated with Hutronix.

         Subsequent to the year ended June 30, 1995, the Company had disposed of all of its operating assets and there is currently not an adequacy of cash flow from operations to cover capital resources and liquidity requirements. In the year ending June 30, 1994 the Company had revenues of $4,042,940 to allow the Company to manage its day to day operations. The Company's financial results were prepared assuming it would continue as a going concern. However, the report of its auditor raised substantial doubts about the Company's ability to continue as a going concern. For the year ending June 30, 1995, the Company's audited report reflected the subsequent disposition of all operations. Revenue of $4,330,211 from operations for the period ended June 30, 1995, though, was used to fund the day to day operations of the subsidiaries. Currently, the Company has no cash flow and its ability to maintain operations is severely impaired. If the Company cannot raise additional capital it is unlikely the Company would be able to operate and it may be forced to seek protection under Chapter 11 of the

Bankruptcy Act.

         During the period commencing September, 1992 and ending June 30, 1995, the Company raised $1,185,000 through two Regulation D Rule 504 offerings and $496,250 through private placements of the Company's common stock. It is the Company's goal in the fiscal year ending June 30, 1996 to find a suitable acquisition candidate. Management anticipates that the Company will do further equity financing. Management believes that from these sources the Company will adequately fund the operations of the Company and allow it to maintain its aggressive acquisition strategy. To date, no commitments for such capital have been received and the likelihood of such financing cannot be guaranteed.

         To address the accountant's report of a "going concern" uncertainty, it is anticipated that the Company will continue to look for new opportunities in the contract manufacturing area. On March 1, 1996 the Company entered into an agreement to merge with Kenmar to fulfill the Company's business strategy. As part of the Merger, the Company must eliminate all outstanding liabilities and have working capital of $200,000. At the date of this report, the Company has approximately $133,000 in liabilities it must satisfy to complete the Merger. As of May 15, 1996, the Company has raised the required funds to complete the Merger through a private placement of its common stock. The funds are in escrow with the Company's legal counsel and will be released to the Company upon it shareholder's approval of the Merger. In the event the Company does not receive shareholder approval, the funds would not be released from escrow and the Company would not be able to meet its financial requirements pursuant to the Merger Agreement.

         In the event that the conditions of the Merger are satisfied and the Merger is completed it is anticipated that cash flow from ongoing operations will satisfy the day to day needs of the Company. Furthermore, as of February 29, 1996, Kenmar had approximately $744,500 in cash or cash equivalents (unaudited). It is anticipated that the merged company will use these funds to maintain and grow the existing business that it has. It is also the Company's goal to try and arrange an equity financing in the amount of $3 million dollars to expand its business. No commitment for such financing has been arranged and the likelihood of its completion cannot be guaranteed. In the event the merged company could not raise any additional capital, it is anticipated that current rates of growth of the merged company would satisfy its working capital requirements.

         Future cash needs of the merged entity would include funds to implement the Company's acquisition strategy and to sustain the Company through a period of restructuring and growth.

Notes Payable and Long term debt

         Hutronix, Inc. a former subsidiary has a note payable to Bank One executed through the Industrial Development Authority of the City of Douglas due in quarterly instalments of $12,821, plus interest at 65% of prime (7.25% as of June 30, 1994), due may 2005; secured by a deed of trust on the real estate held for sale and an irrevocable letter of credit from a bank in the amount of the outstanding note payable balance guaranteed by the Company. At June 30, 1995 the amount outstanding was $546,125. The subsequent agreement between BCC and the Company calls for BCC and Hutronix to indemnify the Company against any liability under this bond. As the solvency of Hutronix, Inc. is uncertain, the ability for Hutronix, Inc. to indemnify the Company is unlikely. Furthermore, on November 21, 1995 an agreement was reached between Baboquivari Cattle Company, Karl and Marilyn Ronstadt, Hutronix, Inc. and the Company whereby the parties exchanged mutual releases relieving the Company of any liabilities that it had or might have in the future with the parties. On March 4, 1996 the liability under the guarantee to Bank One was satisfied.

         On closing of the Merger between Kenmar and the Company, the Company is obligated to pay a former minority shareholder of Hutronix, Inc. $10,000 and issue 50,000 shares of restricted common stock in exchange for a release from all future obligations the minority shareholder may be entitled to. Also, on closing, the Company is obligated to pay the former landlord of Hutronix, Inc. a fee for releasing the Company from a Corporate guarantee on the lease of the building located at 1150 E. Palmdale, Tucson, AZ. The funds for these transactions are part of the funding needed for the closing of the Merger agreement. If the Merger is not completed, these liabilities would still be outstanding.

         On June 30, 1995 the Company sold its wholly owned subsidiary, J.A. Industries (Canada) Inc. to an unrelated third party. The sale relieved the Company of any long term debt associated with the subsidiary. Furthermore, the Company obtained releases for all corporate guarantees that it had provided for the subsidiary subject to certain cash payments as follows. The Company settled with one creditor by issuing shares of restricted stock in the amount of 136,000 shares to satisfy approximately $34,000 USD of debt. On completion of the Merger between Kenmar and the Company, the Company will incurred a cost of $5,000 USD to settle with one creditor that comes from a corporate guarantee of the Company. The funds for settling this amount will come from the funds necessary to close the Merger transaction. If the Merger is not completed, then this liability would still be outstanding with the creditor.

         In March, 1996, the Company came to a final agreement with the former owners of Capital City Plastics whereby Capital City Plastic and John Szaniszlo will provide the Company with a release from all liabilities and deliver to the Company 600,000 shares of common stock issued to Capital City Plastics in exchange for the Company's release from liabilities, $10,000 and the issuance of 50,000 restricted common stock of the Company. The funds necessary to complete this transaction are part of the funding needs of the Merger. If the necessary funds were not raised or the Merger was not completed, the Company's position would be that there are no liabilities outstanding with Capital City Plastic or John Szaniszlo as they had breached the original agreement between the parties.

         On completion of the Merger, for which there can be no guarantee, the Company will be assuming the following liabilities based on the Kenmar audited financial statements for the period ending August 31, 1995 and unaudited financial statements for the six month period ending February 29, 1996:

         Line of credit/loans                                         $        0
         Current maturities of long term debt                         $    4,317
         Current obligations under capital lease                      $   35,203
         Accounts payable - trade                                     $  621,852
         Income tax payable                                           $        0
         Other accrued liabilities                                    $   94,833
                                                                       =========
         Total Current Liabilities                                    $  756,205

         Long Term Debt, less current maturities                      $  541,236
         Long term obligations under capital lease                    $   57,750
                                                                       =========
         Total Liabilities as of February 29, 1996                    $1,021,386


Line of Credit: In March, 1994, Kenmar negotiated a $4 million revolving line of credit with a commercial lender which allowed it to borrow up to 80% of eligible receivables and was secured by a first lien on all the Company's receivables and inventory. Borrowing under this line bears interest at prime plus 2.5% (minimum 7.5%) in addition to an annual facility fee and other costs. Kenmar paid off the line of credit in the fourth quarter of its fiscal year ended August 31, 1995. Kenmar has not requested a renewal of the line of credit.

Long-term Debt:  Long term debt of Kenmar consists of the following:

                                                        1995             1994
Subordinated promissory notes payable monthly         $524,855          $646,674
instalments of $9,009 including interest at 8% through October 2002.

Bank debt collateralized by a first lien on all the      -              $217,932
Company's plant, equipment, furniture and fixtures payable in monthly instalments of $7,950, including interest at prime +1%. this loan was paid off prior to august 31, 1995.

Uncollateralized note payable to stockholder          $ 39,482          $ 43,468
repayable with interest at 8% in 59 monthly installments of 4610 and a balloon payment of $30,083 on October 15, 1997

Notes payable secured by equipment repayable          $ 18,403          $ 42,202
in monthly installments of $2,435 including interest at 16.85% through April 1996.
(Subsequently, this note was satisfied)

Note payable to stockholder in monthly                   -                  -
installments of $2,535 including interest
at 8% through April, 1994, collateralized
by certain equipment.
                                                      $582,380          $950,276
Less current maturities                               $ 22,359          $293,242
                                                      $560,021          $657,034
                                                      ========          ========
Principal maturities of debt Kenmar at August 31, 1995 are as follows:

Year ending August 31

         1996                               $ 22,359
         1997                               $ 73,269
         1998                               $104,776
         1999                               $ 80,451
         2000                               $ 87,130
         Thereafter                         $214,395
         Total Long-term debt               $582,380
                                            ========

Obligations Under Capital Leases of Kenmar:

         Kenmar leases equipment under capital leases which expire on various dates through 1998.

                                                        1995              1994
Machinery and equipment                              $200,066          $200,066
Vehicles                                                   -           $ 27,871
Total                                                $200,006          $227,937

         The following is a schedule by years of future minimum lease payments under capital leases as of august 31, 1995 for Kenmar

Year ending August 31
         1996                               $ 48,272
         1997                               $ 49,701
         1998                               $ 29,431

Total minimum lease payment                 $127,404

Further Kenmar Commitments:

         Kenmar leases certain office and production space, machinery and equipment under noncancellable operating leases expiring at various dates through 1998. During the years ended August 31, 1995, 1994 and 1993, Kenmar incurred rental expenses of $214,505, $271,488 and $230,175 respectively under these leases. Future minimum lease payments under the terms of the above leases are as follows:

         1996                               $38,422
         1997                               $ 2,952
         1998                               $ 2,460

Preferred Stock of Kenmar:

         The aggregate number of authorized shares of preferred stock is 100,000. Of the 100,000 shares of preferred stock 30,000 shares have been designated as Class A cumulative preferred stock. The designation of the remaining 70,000 shares will be determined by the Board of Directors of Kenmar.

         Kenmar issued 1,150 shares of $50 par value Class A cumulative preferred stock ("Class A Preferred") in 1994. During 1993, the Company issued 716 shares of Class A Preferred including upon receipt of the issue price, 200 shares subscribed at August 31, 1992. Each share of Class A Preferred may be called or put at any time after five years from the date of issuance at a rate of one and one-half times the issue price. Redemption requirements of Class A Preferred stock at August 31, 1995 were as follows:

         1997                       $150,000
         1998                       $447,000
         1999                       $ 68,700
         2000                       $ 86,250
         Total                      $751,950
                                    ========

         The Class A Preferred is entitled to a 10% cumulative dividend payable quarterly, subject to the provisions of North Carolina law. Cumulative unpaid dividends are $73,008, $23,378, and $7,643 as of August 31, 1995, 1994, and 1993
respectively.

         Upon liquidation, the Class A shares have preference over holders of common stock in an amount equal to the issue price plus cumulative dividends in arrears. Cash dividends of $0, $32,910 and $40,031 were paid in 1995, 1994, and 1993, respectively.

Results of Operations

         The following information is derived from the attached financial statements and sets forth, for the periods indicated, the relative percentage that certain income and expense items bear to net sales.

         Fiscal Period Year Ended June 30, 1995 Compared to Fiscal Period Year Ended June 30, 1994. The auditors report for the period ending June 30, 1995 states that as a result of the discontinuation of operations of the Company there is substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         In June, 1995 the Company disposed of one of its wholly owned operating subsidiaries J.A. Industries (Canada) Inc. Subsequent to the year end the Company disposed of an inactive subsidiary, Granite Marketing Corporation. In early March 1995, the Company entered into negotiations with Karl G. Ronstadt and Baboquivari Cattle Company, former shareholders of Hutronix, Inc. to settle outstanding issues and potential liabilities. The Company and the former shareholders could not come to any resolution. On September 23, 1995, the former shareholder of Hutronix, Inc. exercised his right under a put/call agreement dated September 23, 1993 and attached to the original purchase agreement of Hutronix, Inc. dated September 15, 1993. The put option allowed the former shareholder to put 262,000 shares of the Company to the Company at a price of $2.25 creating a liability of $589,500. The Company did not have the resources to pay the liability. On November 21, 1995, subsequent to the year end, the Company entered into an agreement to reverse the acquisition of Hutronix, Inc. the only remaining operating subsidiary of the Company to satisfy all outstanding liabilities between the former shareholder of Hutronix and the Company. The condition that effected the decision to enter into the agreement to reverse the Hutronix acquisition occurred prior to the Company's year end. Although the assets and operations of Hutronix were included in the Company's June 30, 1995 financial statement, they were subsequently disposed of and it was so reported in the Company's December 31, 1995 financial statement.

         As of June 30, 1995, the Company had revenue of $4,330,211 which was a 7.8% increase over the comparable period ended June 30, 1994. Cost of sales were $3,618,347 for the period ended June 30, 1995 as compared cost of sales of $3,674,688 for the corresponding period ending June 30, 1994. The maintaining of cost of sales at the same level as 1994 but an increase in revenue by 7.8% generated a gross margin of $711,864 or 16.9% of Sales for the period ended June 30, 1995 compared to gross margin of $368,252 or 9.1% for the period ended June 30, 1994. General and administrative expenses for June 30, 1995 were $1,623,487 which was a 22.8% increase compared to the corresponding period for June 30, 1994 of $1,256,765. The increase is partly reflected by the increase in management expenses to increase the revenue for the period. Part of the General and Administrative expenses for 1995 were paid of non-cash items whereby the Company issued restricted common shares for services rendered or settlement of debt in the amount of $51,982 compared to the issuance of no shares for the corresponding period ending June 30, 1994 for similar reasons. The Company had a total loss for the year of $1,714,526 or ($0.25)/shares as compared to a total loss of $1,497,305 or ($0.28)/share for the period ending June 30, 1994.

         Subsequent to the year ending June 30, 1995 the Company entered into a Merger with Kenmar. A condition of the Merger is that the Company is to have no liabilities and working capital of $200,000. To this end, though the Company has an inactive status, there are substantial one time charges to eliminate all liabilities and to settle contract obligations.

         For the first quarter period ending September 30, 1995 the Company had revenue of $532,310. compared to sales of $1,179,629 for the corresponding period in 1994. The decrease in sales can be attributed to the disposition of J.A. Industries (Canada) Inc. prior to year end June 30, 1995 as Hutronix, Inc., the only remaining operating subsidiary, had an increase in sales of 18% over the corresponding period ended September 30, 1994. Cost of sales for the 3 month period ended September 30, 1995 were $455,030 generating a gross profit margin of $77,280 or 14.5% of sales compared to a cost of sales of $1,013,768 generating a gross profit of $165,861 or 14% of sales for the 3 month period ended September 30, 1994. Again, the decrease in cost of sales can be attributed to the disposition of J.A. Industries (Canada) Inc. prior to the year ended June 30, 1995. For the three month period ending September 30, 1995 G&A was $781,384 compared to $239,620 for the corresponding period in 1994. Increased legal and accounting expenses accounted for approximately $75,000 of the expense. As well, a large portion of the expense was a one time charge to pay outstanding liabilities and the termination of outstanding contracts. The preceding items, except for accounting fees, were mostly settled with the issuance of restricted common stock of the Company. On September 23, 1995, Baboquivari Cattle Company exercise its put option under a put/call agreement dated September 23, 1993. The option obligated the Company to purchase 262,000 shares of the Company's stock from Baboquivari at a price of $2.25 creating an unfunded liability of $589,500. Subsequent to the first quarter ended September 30, 1995, the Company entered into an agreement with Baboquivari Cattle Company to reverse its September 15, 1993 acquisition agreement of Hutronix, Inc. in exchange for the release of all liabilities from Hutronix, Inc and Baboquivari Cattle Company.

         On  November  21,  1995 the  Company  entered  into an  agreement  with
Baboquivari Cattle Company to transfer all title of Hutronix, Inc. to Baboquivari Cattle Company in exchange for a release of all liabilities. Due to this disposition of the last operating subsidiary of the Company, the Company had no revenue for the three month period ending December 31, 1995 compared to of $1,237,956 for the three month period and $2,417,585 for the six month period ending December 31, 1994. General and administrative expenses for the period three month period ended December 31, 1995 were $81,921 compared to the corresponding three month period in 1994 of $239,877. The Company experienced a net loss of $83,316 for the three month period ending December 31, 1995 compared to a loss of $86,107 for the corresponding period in 1994. The net loss from operations for the six month period ending December 31, 1995 was $746,960 compared to $190,989 for the corresponding period in 1994. The loss in 1995 is attributed to the reorganization and elimination of ongoing contracts and liabilities the Company needed to satisfy to proceed with its Merger with Kenmar. The Company had a shareholder's deficit of $282,683 for the period ended December 31, 1995 compared to net equity of $595,265 for the corresponding period in 1994. Accounts payable at December 31, 1995 were $138,167 compared to $928,358 for the corresponding period 1994. Due to the discontinuation of operations, the Company's payables were reduced dramatically. Most of the expense is attributed to legal and accounting costs due to the restructuring of the Company. Subsequent to the disposition of Hutronix, the Company was relieved of its obligation to guarantee the mortgage on the facilities occupied by Hutronix in Douglas, Arizona. Therefore, long term debt was reduced to zero from $561,842 in the corresponding prior year period.

         For the three month period ending March 31, 1996 the Company had no operations and therefore no revenue compared to sales of $1,035,397 for the three month period ended March 31, 1995 and sales of $3,452,982 for the nine month period ended March 31, 1995. General and Administrative expenses for the three month period ended March 31, 1996 were $298,405 compared to $262,027 for the corresponding period in 1995. G&A for the nine month period ended March 31, 1996 was $1,043,970 compared to $741,524 for the corresponding period in 1995. The G&A costs can be attributed to the restructuring and reorganization the Company experienced from the disposition and discontinuation of operations and the Merger agreement the Company entered into with Kenmar Business Groups, Inc. The Company had a net loss from operations of $1,118,561 for nine month period ended March 31, 1996 compared to $300,884 for the corresponding nine month period in 1995. The Company had a Shareholder's deficit of $203,695 at March 31, 1996 compared to Net Equity of $670,141 for the same period 1995. Current liabilities were significantly reduce due to cessation of operations to 220,276e for the period ended March 31, 1996 compared to Current Liabilities of $964,465 for the corresponding period ended March 31, 1995.

Item 7. Financial Statements

                            INDEPENDENT AUDITORS' REPORT


To The Board of Directors of
J.A. Industries, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheet of J.A. Industries, Inc. and Subsidiaries as of June 30, 1995 and the related consolidated statements of operations, changes in stockholders' equity (deficit), and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of J.A. Industries, Inc. and Subsidiaries as of June 30, 1995, and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $1,714,526, and a cash flow deficit from operations of $133,297 during the year ended June 30, 1995, and as of that date had a working capital deficiency of $566,587, and a net capital deficiency of $40,503. Additionally, as of the date of the auditors' report, the Company has sold subsidiaries which accounted for all of the operating activities of the consolidated corporation. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

(Signature of Semple & Cooper, P.L.C. appears here)

Certified Public Accountants

Phoenix, Arizona
November 20, 1995 (except for Note 18 as to which the date is May 12, 1996).

                          J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                                CONSOLIDATED BALANCE SHEETS
                                  June 30, 1995 and 1994

                                           ASSETS

                                                                                    1995                   1994
                                                                                    ----                   ----
Current Assets:
   Cash and cash equivalents (Note 1)                                            $   45,274             $    6,679
   Accounts receivable (Notes 1 and 9)
     - trade                                                                        246,180                485,943
     - other                                                                             73                 18,363
   Inventory (Notes 1, 4 and 9)                                                     170,261                454,982
   Prepaid expenses                                                                  14,805                 27,338
                                                                                 ----------             ----------

        Total Current Assets                                                        476,593                993,305
                                                                                 ----------             ----------


Real Estate Held for Sale (Notes 6 and 9)                                           488,750                875,000

Property and Equipment, Net
  (Notes 1, 5 and 9)                                                                 53,330                598,533

Investments (Note 7)                                                                   -                    22,075

Intangible Assets, Net (Notes 1 and 8)                                                2,050                127,532
                                                                                 ----------             ----------

                                                                                    544,130              1,623,140
                                                                                 ----------             ----------

                                                                                 $1,020,723             $2,616,445
                                                                                 ==========             ==========


                        The Accompanying Notes are an Integral Part
                         of the Consolidated Financial Statements

                        J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS (Continued)
                                   June 30, 1995 and 1994

                     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


                                                                                    1995                   1994
                                                                                    ----                   ----
Current Liabilities:
   Notes payable - current portion (Note 9)                                      $  590,986             $  922,436
   Loans payable - related parties (Note 10)                                         35,766                   -
   Accounts payable                                                                 165,625                776,474
   Accrued expenses                                                                 250,753                   -
   Income taxes payable (Notes 1 and 12)                                                 50                     50
                                                                                 ----------             ----------

        Total Current Liabilities                                                 1,043,180              1,698,960
                                                                                 ----------             ----------


Notes Payable - Long-Term Portion (Note 9)                                           18,046                117,563

Loans Payable - Related Parties (Note 10)                                              -                   132,364
                                                                                 ----------             ----------

                                                                                     18,046                249,927
                                                                                 ----------             ----------

Commitments and Contingencies: (Note 11)                                               -                      -

Stockholders' Equity (Deficit):
   Common stock (Note 14)                                                            18,879                 16,234
   Additional paid-in capital                                                     4,993,915              3,849,152
   Accumulated deficit                                                           (4,904,793)            (3,190,267)
                                                                                 ----------             ----------
                                                                                    108,001                675,119
   Stock subscriptions receivable                                                  (144,000)                  -
   Cumulative translation adjustment
     (Note 1)                                                                        (4,504)                (7,561)
                                                                                 ----------             ----------

                                                                                    (40,503)               667,558
                                                                                 ----------             ----------

                                                                                 $1,020,723             $2,616,445
                                                                                 ==========             ==========





                        The Accompanying Notes are an Integral Part
                          of the Consolidated Financial Statements

                          J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                          CONSOLIDATED STATEMENTS OF OPERATIONS
                       For The Years Ended June 30, 1995 and 1994


                                                                                     1995                   1994
                                                                                     ----                   ----

Sales                                                                            $ 4,330,211            $ 4,042,940
Cost of Sales                                                                      3,618,347              3,674,688
                                                                                 -----------            -----------
Gross Profit                                                                         711,864                368,252
                                                                                 -----------            -----------

Selling and Marketing Expense                                                           -                   134,163
General and Administrative Expense                                                 1,593,838              1,256,765
Impairment of real estate held
  for sale (Note 6)                                                                  386,250                444,941
Impairment of goodwill (Note 8)                                                      115,890                   -
                                                                                 -----------            -----------
                                                                                   2,095,978              1,835,869
                                                                                 -----------            -----------

Loss from Operations                                                              (1,384,114)            (1,467,617)
                                                                                 -----------            -----------
Other Income (Expense):
   Interest income                                                                       952                    373
   Interest expense                                                                  (72,868)               (93,989)
   Gain on foreign exchange translation                                                 -                     7,960
   Loss on sale of assets (Note 5)                                                   (59,726)                  -
   Loss on sale of subsidiary (Note 3)                                              (198,770)                  -
                                                                                 -----------            -----------
                                                                                    (330,412)               (85,656)
                                                                                 -----------            -----------
Loss before Income Taxes                                                          (1,714,526)            (1,553,273)

Income Tax Benefit                                                                      -                    65,973
                                                                                 -----------            -----------
                                                                                  (1,714,526)            (1,487,300)
Pre-acquisition Earnings of Hutronix, Inc.                                              -                   (10,005)
                                                                                 -----------            -----------

Net Loss                                                                         $(1,714,526)           $(1,497,305)
                                                                                 ===========            ===========

Net Loss per Share                                                               $      (.25)           $      (.28)
                                                                                 ===========            ===========

Weighted Average Shares Outstanding                                                6,724,440              5,389,500
                                                                                 ===========            ===========


                       The Accompanying Notes are an Integral Part
                         of the Consolidated Financial Statements

                        J.A. INDUSTRIES, INC. AND SUBSIDIARIES
       CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                      For The Years Ended June 30, 1995 and 1994

                                                                                          Equity
                                                                                        Adjustment
                                                         Additional                    from Foreign            Stock
                                       Common Stock        Paid-in      Accumulated      Currency           Subscription
                                   Shares      Amount      Capital        Deficit       Translation           Receivable
Balance, June 30, 1993         4,107,129   $   10,268   $ 1,800,027     $(1,692,962)   $      -             $      -
Issued for cash                  993,950        2,485     1,005,578            -              -                    -
Issued for equipment             600,000        1,500        52,148            -              -                    -
Issued for shares of
  Hutronix, Inc.                 717,699        1,794       895,330            -              -                    -
Issued for legal services         25,000           62         7,944            -              -                    -
Issued to repay debt              50,000          125        88,125            -              -                    -
Aggregate adjustment
  resulting from translation
  of financial statement
  into U.S. dollars                 -            -             -               -            (7,561)                -
Net loss for the year ended
  June 30, 1994                     -            -             -         (1,497,305)          -                    -
                               ---------   ----------   -----------     -----------    -----------          -----------
Balance, June 30, 1994         6,493,778       16,234     3,849,152      (3,190,267)        (7,561)                -

Issued for cash                  631,383        1,578       494,672            -              -                    -
Issued for consulting fees     1,032,292        2,581       637,517            -              -                (144,000)
Issued to repay debt              50,000          125        51,982            -              -                    -
Issued as compensation            12,600           32        12,569            -              -                    -
Reverse equipment
  purchase                      (600,000)      (1,500)      (52,148)           -              -                    -
Shares cancelled                 (68,450)        (171)          171            -              -                    -
Aggregate adjustment
  resulting from translation
  of financial statements
  into U.S. dollars                 -            -             -               -             3,057                 -
Net loss for the year
  ended June 30, 1995               -            -             -         (1,714,526)          -                    -
                               ---------   ----------   -----------     -----------    -----------          -----------

                               7,551,603   $   18,879   $ 4,993,915     $(4,904,793)   $    (4,504)         $  (144,000)
                               =========   ==========   ===========     ===========    ===========          ===========




                    The Accompanying Notes are an Integral Part
                      of the Consolidated Financial Statements

                         J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                          CONSOLIDATED STATEMENTS OF CASH FLOWS
                       For The Years Ended June 30, 1995 and 1994

                                                                                       1995                   1994
                                                                                       ----                   ----
Cash Used by Operating Activities:
   Net loss                                                                        $(1,714,526)           $(1,497,305)

   Adjustments to reconcile net loss to net cash used by operating activities:
       Depreciation and amortization                                                   110,623                113,549
       Loss on sale of fixed assets                                                     59,726                   -
       Issuance of stock for services
         and debt repayment                                                            514,759                   -
       Impairment on real estate held
         for sale                                                                      386,250                444,941
       Impairment of goodwill                                                          115,890                   -
       Loss on sale of subsidiary                                                      198,770                   -

   Changes in Assets and Liabilities:
       Accounts receivable
         - trade                                                                       239,763               (350,711)
         - other                                                                        18,290                   -
       Inventory                                                                       284,721               (324,732)
       Prepaid expenses                                                                 12,533                (10,147)
       Accounts payable                                                               (610,849)               662,081
       Accrued expenses                                                                250,753                   -
       Income taxes payable                                                               -                        50
       Equipment loans                                                                    -                   119,048
       Purchase agreement                                                                 -                  (133,287)
                                                                                   -----------            -----------

        Cash used by operations                                                       (133,297)              (976,513)
                                                                                   -----------            -----------


Investing Activities:
       Proceeds from sale of fixed assets                                                  244                   -
       Purchase of property and equipment                                               (4,578)            (1,713,705)
       Disposal of license agreement                                                      -                    50,000
       Acquisition of intangible assets                                                   -                  (140,409)
       Disposal (acquisition) of investment                                             21,875                (21,875)
                                                                                   -----------            -----------

        Cash provided (used) by investing activities                                    17,541             (1,825,989)
                                                                                   -----------            -----------


Financing Activities:
       Issuance of common stock                                                        496,250              2,055,091
       Loans from related parties                                                       35,766                 13,065
       Proceeds from debt                                                               72,288                753,722
       Repayment of debt                                                              (423,079)                  -
       Repayment of debt from related parties                                          (22,370)                  -
                                                                                   -----------            -----------

        Cash provided by financing activities                                          158,855              2,821,878
                                                                                   -----------            -----------
Effect of exchange rate changes on cash
  and cash equivalents                                                                  (4,504)                (7,561)
                                                                                   -----------            -----------
Net Change in Cash and Cash Equivalents                                                 38,595                 11,815

Cash and Cash Equivalents at Beginning of Year                                           6,679                 (5,136)
                                                                                   -----------            -----------

Cash and Cash Equivalents at End of Year                                           $    45,274            $     6,679
                                                                                   ===========            ===========


                      The Accompanying Notes are an Integral Part
                        of the Consolidated Financial Statements

                      J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.      Summary of Significant Accounting Policies:

        Nature of Corporation:

        J.A. Industries, Inc. is a Corporation organized under the laws of the State of Delaware. The principal purpose of the Corporation is to act as the holding company of its subsidiaries. Subsequent to the balance sheet date, the Company disposed of its only remaining operating subsidiary through a reversal of the acquisition (Note 3).

        Pervasiveness of Estimates:

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Principles of Consolidation:

        The consolidated financial statements include the accounts of:

                J.A. Industries, Inc., a Delaware corporation, and the following wholly-owned subsidiaries:

                        J.A. Industries (Canada) Inc., a Canadian
                                corporation
                        Granite Marketing Corp., a Cayman Island
                                corporation
                        Hutronix, Inc., an Arizona corporation
                        QDS, de Mexico, S.A. de C.V., a Mexican
                                corporation and the 96% owned subsidiary
                                Hutronix de Mexico, S.A. de C.V., (a
                                subsidiary of Hutronix, Inc., which has
                                been inactive since August 17, 1982)

        All  significant   intercompany  balances  and  transactions  have  been
        eliminated in consolidation.

        As further described in Note 3, J.A. Industries (Canada) Inc. was sold during the year ended June 30, 1995, and Hutronix, Inc. and QDS, de Mexico, S.A. de C.V. were disposed of subsequent to the balance sheet date through a reversal of the acquisition (Note 3).

                            J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.      Summary of Significant Accounting Policies: (Continued)

        Cash and Cash Equivalents:

        Cash and cash equivalents are considered to be all highly liquid investments with an initial maturity of three (3) months or less.

        Accounts Receivable:

        The Company follows the allowance method of recognizing uncollectible accounts receivable. The allowance is provided for based upon a review of the individual accounts outstanding and the prior history of uncollectable accounts receivable. At June 30, 1994, an allowance has been provided for potentially uncollectible accounts receivable in the amount of $30,803. At June 30, 1995, no allowance has been provided for as management believes all accounts receivable to be collectible.

        Inventory:

        Raw materials are valued at the lower of cost or replacement cost. Work in process and finished goods are valued at the lower of cost or net realizable value. Cost for all inventory is determined on the first-in, first-out method which, for work in process and finished goods, includes the cost of material, direct labor and applied manufacturing overhead.

        Property and Equipment:

        Property and equipment are recorded at cost. Depreciation is provided for on the straight-line method over the estimated useful lives of the assets, ranging from five to seven years. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments or renewals are capitalized when incurred.

        Long-Lived and Intangible Assets:

        Long-lived assets include office and manufacturing equipment and real estate. Intangible assets include goodwill, incorporation costs, and patent development costs, and are being amortized on the straight-line method over their estimated useful lives as disclosed in Note 8. Goodwill represents the excess of the cost of acquiring Hutronix, Inc. over the fair value of the net assets at the date of acquisition. The carrying value of the assets will be periodically reviewed by the Company and impairments, if any, will be recognized when expected future operating cash flows derived from the assets are less than their carrying value.

                            J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.      Summary of Significant Accounting Policies: (Continued)

        Income Taxes:

        Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis, in addition to the use of net operating losses. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

        Translation of Foreign Currencies:

        Account balances and transactions  denominated in foreign currencies and
        the  accounts  of  the  Corporation's   foreign   operations  have  been
        translated into United States funds, as follows:

                Assets and liabilities at the rates of exchange prevailing at the balance sheet date;

                Revenue and expenses at average exchange rates for the period in which the transaction occurred;

                Exchange gains and losses arising from foreign currency transactions are included in the determination of net earnings for the period;

                Exchange gains and losses arising from the translation of the Corporation's foreign operations are deferred and included as a separate component of stockholders' equity.

        Loss per Share:

        The loss per share calculation is based on the weighted average number of shares outstanding during the year. Fully diluted loss per share has not been presented because the effect of exercising the options outstanding would be anti-dilutive.

                           J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.      Business Combinations:

        In 1994, the Company purchased all of the outstanding shares of Hutronix, Inc. for common share consideration. The acquisition was accounted for by the purchase method. The results of operations are included in the accounts from the effective date of acquisition, September 15, 1993.
        Details of the purchase are as follows:

           Fair market value of assets acquired:
              Working capital deficiency                  $  (42,739)
              Fixed assets                                 1,462,099
              Other liabilities                              (69,814)
              Long-term debt                                (581,189)
              Goodwill                                       128,767
                                                          ----------
                                                          $  897,124
                                                          ==========
           Consideration given:
              Common shares issued                        $  897,124
                                                          ==========

        As further described in Note 3, the acquisition of Hutronix, Inc. and QDS, de Mexico, S.A. de C.V. was reversed subsequent to the year ended June 30, 1995.

3.      Sale of Subsidiaries:

        During the year ended June 30, 1995 and subsequent to year end, the Company disposed of one operating subsidiary and entered into a plan to reverse the purchase of another operating subsidiary. These two subsidiaries comprised principally all of the operating activity of the consolidated entity. The disposals are as follows:

        J.A. Industries (Canada) Inc.:

        On June 30, 1995, the Company sold all of the common stock of J.A. Industries (Canada) Inc. for $73. The transaction resulted in a loss of $198,770, which has been included in loss on sale of subsidiary for the year ended June 30, 1995.

                     J.A. INDUSTRIES, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.      Sale of Subsidiaries: (Continued)

        Hutronix, Inc.:

        On November 21, 1995, the Company entered into an agreement to reverse the acquisition of Hutronix, Inc. and its Mexican manufacturing subsidiary, QDS, de Mexico, S.A. de C.V. The Company returned all of the common shares of Hutronix, Inc. in exchange for cancellation of a buy/sell agreement for 262,500 common shares of J.A. Industries, Inc. with the former principal stockholder of Hutronix, Inc. The Company realized a loss on the subsequent disposition of Hutronix, Inc. of approximately $70,000, which has not been included in the accompanying consolidated statement of operations for the year ended June 30, 1995.

4.      Inventory:

        As of June 30, 1995 and 1994, inventory consists of the following:

                                                    1995          1994
                                                    ----          ----

               Raw materials                     $  352,223    $  532,435
               Less: reserve for obsolescence      (210,000)     (190,000)
                                                 ----------    ----------
                                                    142,223       342,435
               Work in process                       25,170        91,962
               Finished goods                         2,868        20,585
                                                 ----------    ----------

                                                 $  170,261    $  454,982
                                                 ==========    ==========
5.      Property and Equipment:

        As of June 30, 1995 and 1994, property and equipment consist of the following:
                                                   1995           1994
                                                   ----           ----

             Forklift                           $     -        $   10,049
             Vehicles                               13,121         14,046
             Office equipment                       46,382         53,834
             Computers                             152,361        147,778
             Manufacturing equipment               277,230        576,051
             Assets not-in-service                    -           232,520
                                                ----------     ----------
                                                   489,094      1,034,278
             Less: accumulated depreciation       (435,764)      (435,745)
                                                ----------     ----------

                                                $   53,330     $  598,533
                                                ==========     ==========

                          J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.      Property and Equipment: (Continued)

        Assets not-in-service represents manufacturing equipment and production molds purchased but not yet on location or in use.

        These assets were purchased by way of an agreement with 488190 Alberta Ltd. dated December 3, 1993. Consideration given in exchange for the equipment was:

            600,000 shares of J.A. Industries, Inc.;
           $100,000 relocation fee payable upon relocation; and $ 78,872 assumption of debt and chattel mortgage against the equipment.

           This transaction has been recorded as follows:

           Shares issued                        $   53,648
           Debt assumed                             78,872
           Relocation fee                          100,000
                                                ----------

           Fair market value of the equipment   $  232,520
                                                ==========

        Subsequent to June 30, 1995, the Company entered into an agreement to reverse the equipment purchase agreement. The equipment was returned to 488190 Alberta Ltd., which returned the 600,000 common shares of J.A. Industries, Inc. A loss on disposal of fixed assets of $59,823 was recorded, which is made up of payments made by J.A. Industries, Inc. against the chattel mortgage and expenses incurred in moving the equipment.

6.      Real Estate Held for Sale:

        In January, 1994, Hutronix, Inc. ceased all manufacturing operations at its Douglas, Arizona facility. As of June 30, 1995 and 1994, the Company recorded real estate held for sale in the amounts of $488,750 and $875,000, respectively. The Company recognized impairment losses for June 30, 1995 and 1994 in the amounts of $386,250 and $444,941, respectively. The losses represented management's best estimate of the net realizable value of the property.

                          J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.      Investments:

        On March 30, 1994, Granite Marketing Corp. entered into a licensing agreement with Queensland Industries, Inc. Under the agreement, Queensland Industries, Inc. was granted a license of certain patents to manufacture, promote, market, sell and distribute industrial electrical products. The license provides for an exclusive territory, including Asia, Japan, Australia, Zimbabwe, Nambia, South Africa, and all nations who are currently members of the European Economic Community. The purchase price for the license was $10,000,000, with $2,500,000 payable upon signing of the agreement and four (4) equal payments of $1,875,000 due 120, 210, 300 and 390 days from signing.

        Wincanton Corporation,  100% stockholder of Queensland Industries, Inc.,
        has  agreed  to  guarantee   the  payment   obligations   of  Queensland
        Industries, Inc.

        At June 30, 1994, the sale of this license was recorded at a nominal $50,000. At June 30, 1994, the investment was recorded at $22,075. The first two (2) installments were paid in the form of 875,000 shares of Wincanton Corporation, which have been recorded at $0.0249 each, which represents the net asset value per share of Wincanton Corporation at June 30, 1994.

        During 1995, Wincanton Corporation paid Granite Marketing Corp. $50,000 to cancel the licensing agreement. In addition, Granite Marketing Corp. returned the 875,000 shares of Wincanton Corporation.

8.      Intangible Assets:

        Intangible assets at June 30, 1995 and 1994 are comprised of the following:
                                                           1995         1994
                                                           ----         ----

           Goodwill amortized over ten years
             (Note 2)                                   $     -      $  128,767
           Incorporation costs amortized over
             five years                                      3,000        3,000
           Patent pending amortized over five
             years from final patent                          -           8,642
                                                        ----------   ----------
                                                             3,000      140,409
           Amortization                                       (950)     (12,877)
                                                        ----------   ----------
                                                        $    2,050   $  127,532
                                                        ==========   ==========

        During the year ended June 30, 1995, the Company recognized an impairment of the valuation of goodwill in the amount of $115,890.

                           J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.      Notes Payable:

        As of June 30, 1995 and 1994, notes payable consist of the following:

                                                                                    1995                   1994
                                                                                    ----                   ----
        Note  payable to a bank  executed  through  the  Industrial  Development
        Authority of the City of Douglas, Arizona, due in quarterly installments of $12,821,  plus  interest at 65% of prime (7.25% as of June 30, 1994), due May,  2005;  secured by a deed of trust on the real  estate held for sale, an  irrevocable  letter of credit from a bank in the amount of the outstanding  note payable balance and the assignment of a life insurance policy owned by a related party,  on the president of Hutronix,  Inc. At
        June  30,  1994,  the  Company  was  not  in  compliance   with  certain
        restrictive covenants
        contained in this note.                                                  $  546,125             $  576,908

        Note  payable to a vendor,  due in monthly  installments  of $594,  plus interest at 8.5%, due September, 1994; secured by
        equipment.                                                                     -                     1,883

        Note payable to a supplier, due in
        quarterly installments of $8,361 plus
        interest at 6%; unsecured, due
        March 15, 1995.                                                                -                    25,084

        Note  payable to an employee  in monthly  installments  of $2,500,  plus interest at 7%, due July,  1994;  secured by the common stock of QDS, de
        Mexico, S.A.
        de C.V.                                                                        -                     5,000

        Unsecured  promissory note payable to a lender. The principal of $36,155
        (CDN  $50,000)  plus  accrued  interest  at 24% per annum is  payable on demand.  The lender has stated  that it is not her  intention  to demand repayment of
        the note before June 30, 1995.                                                 -                    47,636


                       J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.      Notes Payable: (Continued)


                                                                                    1995                   1994
                                                                                    ----                   ----
        Unsecured note payable to the Province
        of British Columbia, Canada, due in
        monthly payments of $1,808 (CDN $2,500)
        plus interest at 6% per annum. The
        principal balance is due July 1, 1995.                                         -                    91,619

        Revolving  line of  credit  for  $250,000  with a bank.  Credit  line is payable at $5,000 per month until  October,  1994 when all principal and accrued  interest is due in full.  The credit line  accrues  interest at
        prime  plus  two  percent;   collateralized   by  accounts   receivable,
        inventory, property, plant and equipment,
        and 2,025 shares of common stock.                                              -                   172,821

        Equipment loan for the "assets not-in-
        service" described in Note 5. Note was
        due on demand with no stated interest
        rate.                                                                          -                   119,048

        8% note payable to ITT Cannon, monthly
        installments of $1,500, including
        principal and interest, due June, 1997;
        unsecured.                                                                   33,907                   -

        8% note payable to Molloy,  Jones & Donahue,  P.C., monthly installments of $1,381, including principal and interest,
        due February, 1996; unsecured.                                               10,725                   -

        10% note payable to KPMG Peat Marwick,
        L.L.P., due on demand; unsecured.                                            18,275                   -
                                                                                 ----------             ----------
                                                                                    609,032              1,039,999
        Less: current portion                                                      (590,986)              (922,436)
                                                                                 ----------             ----------

                                                                                 $   18,046             $  117,563
                                                                                 ==========             ==========


                   J.A. INDUSTRIES, INC. AND SUBSIDIARIES
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

 9.     Notes Payable: (Continued)

        A schedule of future minimum principal payments due on the notes payable, is as follows:

                            Year Ended
                             June 30,                 Amount

                               1996               $  590,986
                               1997                   18,046
                                                  ----------

                                                  $  609,032
                                                  ==========

10.     Related Party Transactions:

        Loans Payable - Related Parties:

        As of June 30, 1995 and 1994, loans payable - related parties consist of the following:
                                                   1995          1994
                                                   ----          ----

        Loan payable to Alexander Michie,
        balance due on demand with no
        stated interest rate.                   $   15,000    $     -

        Loan payable to 391566 B.C., Ltd.,
        balance due on demand with no stated
        interest rate.                              20,766          -

        Loan payable to Alexander Michie.
        The loan is unsecured and has no
        terms of repayment. The loan has
        a stated interest rate of prime
        plus 2%.                                      -          132,364
                                                ----------    ----------
                                                    35,766       132,364
        Less: current portion                      (35,766)         -
                                                ----------    ----------

                                                $     -       $  132,364
                                                ==========    ==========

                        J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.     Related Party Transactions: (Continued)

        Other Transactions:

        The Company paid $25,200 in 1994 to a related party to maintain a life insurance policy on the life of the president of Hutronix, Inc. Included in accounts payable at June 30, 1994 is $10,346 due to the related party.

        The Company also paid a combined $46,800 to its president (a former stockholder) under a salary and management fee commitment in the year ended June 30, 1994. The commitment requires the Company to pay $6,000 per month and expires December 31, 1995.

        Repayment of the mortgage from the Province of British Columbia has been guaranteed by A. Michie, a stockholder.

11.     Commitments and Contingencies:

        Under the terms of various agreements, the Company has guaranteed payment of $18,275 in accounting fees and the $546,125 mortgage on the Douglas, Arizona plant owned by Hutronix, Inc. The reversal of the Hutronix, Inc. purchase in November, 1995 included an indemnification on the above guarantees. Should the other party fail to perform, additional obligations could be asserted against the Company. The Company has been unable to estimate any liability for potential payments as a guarantor on the debt.

12.     Income Taxes:

        As of June 30, 1995, the components of the deferred income tax asset, are as follows:

           Deferred Tax Asset

             Net operating loss carryforwards          $  498,000

             Less: valuation allowance                   (498,000)
                                                       ----------

           Net deferred tax asset                      $     -
                                                       ==========

                         J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.     Income Taxes: (Continued)

        The valuation allowance for the deferred tax asset as of June 30, 1994 is $368,371. The net change in the total valuation allowance for the year ended June 30, 1995 was an increase of $129,629.

        At June 30, 1995, the Company has net operating loss carryforwards for federal purposes, as follows:

                  Expiring June 30,                     Amount

                         2009                       $  540,000
                         2010                        2,780,000
                                                    ----------

                                                    $3,320,000
                                                    ==========

        For the years ended June 30, 1995 and 1994, the Company reported provisions for income taxes in the amount of $50. The provisions relate to state income taxes.

13.     Significant Customers and Vendors:

        Four (4) customers comprised approximately 91.1% of total sales for the year ended June 30, 1995, and 54% of total accounts receivable at June 30, 1995.

        Three (3) customers comprised approximately 68% of total sales for the year ended June 30, 1994, and 70% of total accounts receivable at June 30, 1994.

        Five (5) vendors provided approximately 44% of total raw materials purchased during the year ended June 30, 1995.

        Four (4) vendors provided approximately 52% of total raw materials purchased during the year ended June 30, 1994.

14.     Common Stock:

        Common stock is comprised of $.0025 par value, 20,000,000 shares authorized, 7,551,603 and 6,493,778 shares issued and outstanding as of June 30, 1995 and 1994, respectively.

15.     Management's Plan to Address Going Concern Considerations:

        The management of the Company is in the process of attempting to secure additional capital sources to acquire additional companies to fit their corporate mission.

                        J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16.     Stock Option Plan:

        Under its employee stock option plan, which authorizes the issuance of up to 1,000,000 common shares with a par value of $0.0025 each, the Company has issued and outstanding options to purchase 98,600 shares at $2.00 each, and 520,000 shares at $1.10 each. These options expire on December 31, 1999.

17.     Statement of Cash Flows:

        Non-Cash Investing and Financing Activities:

        During the year ended June 30, 1995, the Company recognized investing and financing activities that affected assets, liabilities and equity, but did not result in cash receipts or payments. These non-cash activities are as follows:

                The Company reversed an equipment purchase agreement with C.C. Plastics. The Company recognized a loss of $59,823 on the transaction due to payments on the debt obligation, which were subsequently voided for return of the equipment.

                The Company issued 1,032,292 shares, with an average price of $.62 per share, for payment of consulting services. Additionally, the Company issued 12,600 shares, valued at $1 per share, to employees for performance bonuses.

                The Company issued 50,000 shares at $1.04 per share, for payment of a debt obligation.

During the year ended June 30, 1994, the Company recognized investing and financing activities that affected assets, liabilities and equity, but did not result in cash receipts or payments. These non-cash activities are as follows:

                The Company issued 600,000 shares to C.C. Plastic to purchase equipment.

                The Company issued 717,699 shares to acquire all of the outstanding common stock of Hutronix, Inc.

                The Company issued 25,000 shares as payment for legal fees.

                The Company issued 50,000 shares for payment of a debt obligation.

                     J.A. INDUSTRIES, INC. AND SUBSIDIARIES
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

17.     Statement of Cash Flows: (Continued)

        Non-Cash Investing and Financing Activities: (Continued)

                Cash paid for interest for the year ended June 30, 1994 was $155. For the year ended June 30, 1995, the Company did not pay any income taxes.

18.     Restatement of the Consolidated Financial Statements:

        Management relied upon the advice of the American Institute of Certified Public Accountants in the original preparation of the accompanying consolidated financial statements. Their advice was to give retroactive effect to the disposal of Hutronix, Inc., which was formally disposed of under contract in November, 1995. Upon submission and review of the United States Securities and Exchange Commission, it was their position that retroactive treatment would not apply. As such, the consolidated financial statements have been restated.

        In addition, management had proposed a prior period adjustment for approximately $65,000 of expenses paid by a third party on the Company's behalf, which were expenses for the year ended June 30, 1994. Management was unable to obtain the prior accountant's concurrence with the adjustment, and determined that, due to immateriality, they would forego the prior period adjustment.

        As a consequence of restoring the balance sheet of Hutronix, Inc. as of June 30, 1995, the Company recorded an impairment allowance for one hundred percent of the remaining goodwill of approximately $128,000. In addition, the original financial statements reported a misallocation on the net loss on disposal of J.A. Industries (Canada), Inc. and Hutronix, Inc. Both companies were disposed of at losses of approximately $200,000 and $70,000, respectively.

        A summary of the changes and their effects, is as follows:

             Net loss, as originally reported                      $(1,590,820)

             Deferral of loss on disposition of Hutronix, Inc.          69,946

             Impairment of goodwill of Hutronix, Inc.                 (128,000)

             Reversal of prior period adjustment                       (65,652)
                                                                   -----------

             Restated net loss                                     $(1,714,526)
                                                                   ===========

                        J.A. INDUSTRIES, INC. AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

19.     Unaudited Pro Forma Condensed Consolidated Financial Statements

        The following unaudited pro forma condensed consolidated financial statements give effect to the reverse acquisition by J.A. Industries, Inc. of Kenmar Business Group, Inc., pursuant to the Agreement and Plan of Merger between the parties, and is based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future.

        The pro forma financial information is based on the purchase method of accounting for the merger of Kenmar Business Group, Inc.. The pro forma entries are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The pro forma unaudited condensed consolidated balance sheet assumes the merger took place on the date of the balance sheet. The pro forma unaudited condensed consolidated statements of operations assume the acquisition took place on the first day of the period presented.

        Unaudited pro forma adjustments are based upon historical information, preliminary estimates and certain assumptions that management deems appropriate. The unaudited pro forma combined financial data presented herein are not necessarily indicative of the results the Company would have obtained had such events occurred at the beginning of the period, as assumed, or of the future results of the Company. The pro forma combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this Prospectus.

        Merger:

        On March 1, 1996, J.A. Industries, Inc. entered into an Agreement and Plan of Merger with Kenmar Business Group, Inc. Under the Agreement, J.A. Industries, Inc. will issue a private placement of stock, the proceeds of which will be used to pay outstanding liabilities of J.A. Industries, Inc., provide at least $200,000 of cash, and a book value of $200,000. J.A. Industries, Inc. will then perform a 1 for 4 reverse stock split, and issue common stock of an amount equal to the post-split number of shares outstanding to provide Kenmar Business Group, Inc. a fifty percent ownership interest.


J.A. Industries, Inc.

Consolidated Balance Sheets
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                                    December 31
                                                                             1995                   1994
                                                                       ----------------       ----------------

Assets

Current
    Cash                                                               $        ---           $         5,538
    Accounts receivable
      Trade                                                                     ---                   569,292
      Other                                                                     ---                    59,437
    Inventory (note 3)                                                          ---                   453,274
    Prepaid expenses and deposits                                               ---                    21,892
                                                                       ----------------       ----------------

                                                                                ---                 1,109,433

Real estate held for resale                                                     ---                   875,000

Property and equipment (note 4)                                                 ---                   514,836

Investments                                                                     ---                    22,075

Intangible assets (note 5)                                                      ---                   120,978
                                                                       ----------------       ----------------

                                                                       $        ---           $     2,642,322
                                                                       ----------------       ----------------



J.A. Industries, Inc.

Consolidated Balance Sheets
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                                    December 31
                                                                              1995                   1994
                                                                       ----------------       ----------------

Liabilities

Current
    Bank indebtedness                                                  $            68        $       105,000
    Accounts payable                                                           138,167                928,358
    Due to shareholders                                                         ---                    51,426
    Share subscription deposits                                                123,383                 ---
    Equipment loans                                                             ---                   119,048
    Current portion of long-term debt (note 7)                                  ---                   155,270
                                                                       ----------------       ----------------

                                                                               261,619              1,359,102

Loans from shareholders (note 6)                                                21,064                136,691

Long-term debt (note 7)                                                        -                      551,264
                                                                       ----------------       ----------------

                                                                               282,683              2,047,057
                                                                       ----------------       ----------------

Share Capital and Deficit

Capital stock:
    Authorized:
      20,000,000 common shares with a par value of $0.0025 per share
    Issued:
    7,906,603 shares (1994 - 6,817,034)                                         19,792                 17,043

Additional paid-in capital                                                   5,445,253              3,948,343

Accumulated deficit                                                         (5,611,973)            (3,381,265)

Cumulative translation adjustment                                               (4,504)                11,144

Treasury stock, at cost                                                       (131,250)                ---
                                                                       ----------------       ----------------

                                                                              (282,683)               595,265
                                                                       ----------------       ----------------

                                                                       $        ---           $     2,642,322
                                                                       ----------------       ----------------


J.A. Industries, Inc.

Consolidated Statements of Operations
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                              For the six months ended
                                                                                    December 31
                                                                            1995                   1994
                                                                       ----------------       ----------------



Sales                                                                  $        ---           $     2,417,585

Cost  of sales                                                                  ---                 1,977,458
                                                                       ----------------       ----------------

Gross profit                                                                    ---                   440,127

Selling and marketing expenses                                                  ---                    97,254

General and administrative expenses                                            745,565                479,497
                                                                       ----------------       ----------------

Loss from operations                                                          (745,565)              (136,624)

Other income (expense)                                                         (74,591)               (54,374)
                                                                       ----------------       ----------------

Consolidated net loss                                                  $      (820,156)       $      (190,998)
                                                                       ----------------       ----------------

Loss per share                                                         $          0.09        $          0.03
                                                                       ----------------       ----------------

                                        F-23


J.A. Industries, Inc.

Consolidated Statements of Operations
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                             For the three months ended
                                                                                    December 31
                                                                             1995                   1994
                                                                       ----------------       ----------------



Sales                                                                  $        ---           $     1,237,956

Cost  of sales                                                                  ---                   963,690
                                                                       ----------------       ----------------

Gross profit                                                                    ---                   274,266

Selling and marketing expenses                                                  ---                    71,820

General and administrative expenses                                             81,921                239,877
                                                                       ----------------       ----------------

Loss from operations                                                           (81,921)               (37,431)

Other income (expense)                                                         (74,591)               (48,676)
                                                                       ----------------       ----------------

Consolidated net loss                                                  $      (156,512)       $       (86,107)
                                                                       ----------------       ----------------

Loss per share                                                         $          0.01        $          0.01
                                                                       ----------------       ----------------

                                        F-24



J.A. Industries, Inc.

Consolidated Statement of Changes in Financial Position
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                              For the six months ended
                                                                                    December 31
                                                                             1995                   1994
                                                                       ----------------       ----------------

Cash provided by (used in)
Operating activities
    Net loss for the period                                            $      (820,156)       $      (190,998)
    Items not affecting cash:
      Amortization                                                              ---                    80,543
      Issuance of stock for services                                           476,251                 ---
      Loss on sale of subsidiary                                                74,591                 ---

    Changes in non-cash working capital                                        163,395                 85,991
                                                                       ----------------       ----------------

                                                                              (105,918)               (24,464)
                                                                       ----------------       ----------------

Financing activities
    Issue of common shares                                                     120,000                100,000
    Loan from shareholders                                                     (14,703)                 4,327
    Long-term debt                                                              ---                   (41,596)
                                                                       ----------------       ----------------

                                                                               105,297                 62,731
                                                                       ----------------       ----------------
                                                                       ----------------

Investing activities
    Purchase of property and equipment                                          ---                    (4,578)
    Proceeds on sale of subsidiary                                                 100                 ---
                                                                       ----------------       ----------------

                                                                                   100                 (4,578)
                                                                       ----------------       ----------------

Increase (decrease) in cash position                                              (521)                33,689

Effect of currency translation on cash flow                                     ---                    32,991

Cash position beginning of period                                                  453               (166,142)
                                                                       ----------------       ----------------

Cash position end of period                                            $           (68)       $       (99,462)
                                                                       ----------------       ----------------

Represented by:
    Cash                                                               $        ---           $         5,538
    Bank indebtedness                                                              (68)              (105,000)
                                                                       ----------------       ----------------

                                                                       $           (68)       $       (99,462)
                                                                       ----------------       ----------------




J.A. Industries, Inc.

Consolidated Statements of Changes in Shareholders' Equity
(unaudited)
- ---------------------------------------------------------------------------------------------------------------------------------

For the six months ended December 31, 1995
and the year ended June 30, 1995

                                           Capital Stock             Additional                 Foreign       Stock
                                                                      Paid In     Operating    Currency    Subscription    Treasury
                                       Shares          Amount         Capital      Deficit    Translation   Receivable      Stock
                                    ------------------------------------------------------------------------------------------------

Balance June 30, 1994                     6,493,778 $   16,234 $      3,849,152 $ (3,255,919)$     (7,561)$    ---    $      ---

Issued for cash                             581,383      1,453          494,797       ---          ---         ---           ---

Issued for consulting fees                  582,292      1,456          524,642       ---          ---        (30,000)       ---

Issued and unpaid                           500,000      1,250          428,750       ---          ---       (430,000)       ---

Issued to repay debt                         50,000        125           51,982       ---          ---         ---           ---

Issued as compensation                       12,600         32           12,569       ---          ---         ---           ---

Reverse equipment purchase                 (600,000)    (1,500)         (52,148)      ---          ---         ---           ---

Reverse Hutronix, Inc. acquisition           ---        ---              ---          ---          ---         ---         (131,250)

Shares cancelled                            (68,450)      (171)             171       ---          ---         ---           ---

Aggregate adjustment resulting
from translation of financial
statements into U.S. dollars                  ---        ---              ---          ---           3,057      ---           ---

Net loss for the year ended
June 30, 1995                                 ---        ---              ---      (2,155,220)      ---         ---           ---
                                      ----------------------------------------------------------------------------------------------

Balance June 30, 1995                     7,551,603     18,879        5,309,915   (5,411,139)      (4,504)   (460,000)     (131,250)

Issued for cash                             300,000        750          119,250       ---          ---         ---           ---

Issued for consulting fees                   55,000        163           16,088       ---          ---         ---           ---

Services rendered as consideration
for shares                                   ---        ---              ---          ---          ---        460,000        ---

Net loss for the six months ended
December 31, 1995                            ---        ---              ---        (820,156)      ---         ---           ---
                                      ----------------------------------------------------------------------------------------------

Balance December 31, 1995                 7,906,603 $   19,792 $      5,445,253 $ (6,231,295)$     (4,504)$    ---    $    (131,250)
                                      ----------------------------------------------------------------------------------------------


J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


1.    Significant Accounting Policies

      Principles of Consolidation

      The consolidated financial statements include the accounts of:

          J.A. Industries, Inc., a Delaware corporation and the following wholly owned subsidiaries:

            J.A. Industries (Canada), Inc., a Canadian corporation.
            Granite Marketing Corp., a Cayman Island corporation.
            Hutronix, Inc. an Arizona corporation.
            QDS, de Mexico, S.A. de C.V. a Mexican corporation.
            and the 96% owned subsidiary, Hutronix de Mexico, S.A. de C.V. which has been inactive since August 17, 1982.

          All significant inter-company balances and transactions have been eliminated on consolidation.

          J.A. Industries  (Canada),  Inc. was disposed of during the year ended
          June 30, 1995. Hutronix, Inc. and QDS de Mexico were disposed of during the year ended June 30, 1996 subject to shareholder approval.

      Translation of Foreign Currencies

      Account balances and transactions denominated in foreign currencies have been translated into U.S. funds as follows:

          Assets and liabilities at the rates of exchange prevailing at the balance sheet date; Revenue and expenses at average exchange rates for the period in which the transaction occurred; Exchange gains and losses arising from foreign currency transactions are included in the determination of net earnings for the period.

2.    Sale of Subsidiary

      On November 23, 1995, the Company sold all of the common shares of Hutronix, Inc. and on and on August 15, 1995 the Company sold all of the common share of Granite Marketing Corporation for $100. The two transaction resulted in a loss of $74,591, which has been included in other expense for the period ended December 31, 1995. Granite Marketing Corp. was inactive during the period.

J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


3.    Inventory

      Inventory consists of:                          1995               1994

      Raw materials                         $         ---      $        531,321
      Less: Reserve for obsolescence                  ---               190,000
                                            -----------------  -----------------

                                                      ---               341,321
      Work-in-process                                 ---               104,604
      Finished goods                                  ---                 7,349
                                            -----------------  -----------------

                                            $         ---      $        453,274
                                            -----------------  -----------------

4.    Property and equipment

                                                           Accumulated                Net Book Value
                                            Cost           amortization             1995               1994
                                      -----------------  -----------------  -----------------  -----------------

      Land                            $         ---      $         ---      $         ---      $         ---
      Building                                  ---                ---                ---                ---
      Forklift                                  ---                ---                ---                 7,410
      Vehicles                                  ---                ---                ---                    81
      Office equipment                          ---                ---                ---                46,264
      Computer equipment                        ---                ---                ---                27,957
      Manufacturing equipment                   ---                ---                ---               199,669
      Leasehold improvements                    ---                ---                ---                   935
      Assets not-in-service                     ---                ---                ---               232,520
                                      -----------------  -----------------  -----------------  -----------------

                                      $         ---      $         ---      $         ---      $        514,836
                                      -----------------  -----------------  -----------------  -----------------



J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


5.    Intangible assets

      Intangible assets comprise the following:      1995               1994

      Goodwill                                  $     ---      $        128,767
      Incorporation costs                             ---                 3,000
      Patent costs                                    ---                 8,895
                                                -------------  -----------------
                                                      ---               140,662
      Amortization                                    ---                16,096
                                                -------------  -----------------

                                                $     ---      $        124,566
                                                -------------  -----------------


6.    Loans from shareholders

      Loans from shareholders comprise the following:                               1995               1994


      Loan payable to Alexander Michie, balance due on demand with
      no stated interest rate.                                              $         20,000   $         ---

      Loan payable to 391566 B.C. Ltd., balance due on demand with no
      stated interest rate.                                                            1,064             ---

      Loan payable to Alexander Michie.  The loan is unsecured and has no terms of repayment.  The loan has a stated interest rate
      of prime plus 2%.                                                               ---               138,146
                                                                            -----------------  -----------------

                                                                            $         21,064   $        138,146
                                                                            -----------------  -----------------

J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


7.    Long-term debt

                                                                                         1995               1994


      Note  payable  to a  bank  executed  through  the  Industrial  Development
      Authority of the City of Douglas,  Arizona due in quarterly instalments of
      $12,821,  plus interest at 65% of prime (9.0% as of March 31,  1995),  due
      May 2005;  secured by a deed of trust on the real estate held for sale, an irrevocable  letter of credit from a bank in the amount of the outstanding note payable  balance and the assignment of a life insurance  policy owned by a related  party on the  president of Hutronix,  Inc. At March 31, 1995 the company was not in compliance with certain restrictive
      covenants contained in this note.                                              $    -         $   564,087

      Note payable to a supplier due in quarterly instalments of
      $8,361 plus interest at 6% unsecured, due March 15, 1995                        ---                 8,086

      Promissory  note  payable  to a lender.  The  principal  of  $36,155  (CDN
      $50,000) plus accrued interest at 24% per annum is payable on demand.  The lender has stated that it is not her intention to
      demand repayment of the note before March 31, 1996.                             ---                51,283

      Mortgage payable, on manufacturing  equipment,  to the Province of British
      Columbia,  Canada due in monthly  payments  of $1,787  (CDN  $2,500)  plus interest at 6% per annum. The principal balance
      is due July 1, 1995.                                                            ---                83,078
                                                                            -----------------  -----------------

                                                                                           0            706,534

      Less: Current portion                                                           ---               155,270
                                                                            -----------------  -----------------

                                                                            $              0   $        551,264
                                                                            -----------------  -----------------

    8 Income tax

      The Company has losses for income tax purposes which may be carried forward and applied to reduce future income taxes. The deferred tax benefit related to these losses has not been recorded in the accounts as there is not virtual certainty of realization.

      All of the income attributable to Granite Marketing Corp. (a Cayman Island corporation) is reported as non-taxable.

J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


    9 Commitments and Contingencies

      Under the terms of various agreements, the Company has guaranteed payment of $18,275 in accounting fees and the $546,125 mortgage on the Douglas, Arizona plant owned by Hutronix, Inc. The reversal of the Hutronix, Inc. purchase included an idemnification on the above guarantees. Should the other party fail to perform, the obligations could be asserted against the Company.


   10 Subsequent event

      On January 26, 1996 the shareholders ratified the sale of Hutronix, Inc. and QDS, de Mexico, S.A. de C.V.

Item 10.          Executive Compensation

         The following table shows all the cash compensation paid or to be paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Chief Executive Officer for such period in all capacities in which he served. No other Executive received total annual salary and bonus in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                       Long Term Compensation
                            Annual Compensation      Awards              Payouts
       (a)                   (b)      (c)     (d)      (e)               (f)      (g)     (h)      (i)
                                                     Other             Restrict         All other
                                                     Annual            ed stock         LTIP     Compensa-
Name and Principal                  Bonus/           Compen-           Award    Options Payouts  tion
Position                   Year     Salary    ($)    sation($)           ($)      SARs    ($)      (i)
Robert Knight              1995     $36,000                               0       0        0       0
President                  1994     $36,000                               0     10,000
                           1993     $36,000

Alexander Michie           1995     $10,000                               0                 0       0
former director            1994     $36,000                               0     10,000
                           1993     $36,000

Karl Ronstadt              1995     $62,000                               0                0        0
former director            1994     $72,000                               0     10,000
                           1993     $54,000

James Burns                1995     $55,000                               0        0       0        0
Chairman of the   1994        0
Board                      1993        0

         The following table sets forth information with respect to the Chief Executive Officer concerning exercise of options during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

(a)         (b)           (c)           (d)           (e)          Percent
                                                                   of total

                                   Options/SARs
                  Options/         Granted to
                   SARs             Employee        Exercise or base       Expiration
Name              Granted           Fiscal Year      Price ($/SH)               Date

Robert W. Knight  0                   0              N/A                        N/A


         The following table sets forth information with respect to the Chief Executive Officer concerning exercise of options during the last fiscal year and unexercised options and SARs held as of the end of the fiscal year:

         Aggregated option/sar exercises and fiscal year-end option/SAR

  (a)          (b)           (c)          (d)             (e)
                  Value of
                  Number of                 Unexercised
                  Unexercised               In-the-money


                                                              Options/SAR               Options/SAR
                           Shares                             at FY-end (#)             at FY-end (#)
                           Acquired on      Value             Exercisable/              Exercisable/
Name              Exercise (#)      Realized         Unexercisable     Unexercisable
Robert W. Knight      0               N/A              10,000              0







         The following table sets forth information with respect to the Chief Executive officer concerning the grants of options and Stock Appreciation Rights ("SAR") during the past fiscal year:

                     Estimated Future Payout under Non-Stock
                                Price Based Plans

   (a)                     (b)               (c)               (d)                (e)         (f)
                                            Performance
                           Number of        or Other
                           Shares, Units    Period Until
                           or Other maturation or    Threshold         Target           Maximum
Name              Rights (#)        Payout           ($ or#)           $ or #)  ($ or #)
Robert W. Knight    0                  0               N/A               N/A              N/A

                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  J.A. INDUSTRIES, INC.

By (Signature and Title)      per/s:/Robert Knight    President

Date     May 16, 1996

         In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    per/s:/Robert Knight     Chairman of the Board

Date    May 16, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  Form 10-QSB/A

              [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                For the Quarterly period ended September 30, 1995

             [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                 For the transition period from        to

                                       Commission file number:    0-23528

                              J.A. INDUSTRIES, INC.
        (Exact name of small business issuer as specified on its charter)

        Delaware                                         13-3421337
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)

    34A-2755 Lougheed Highway, Suite 522, Port Coquitlam, B.C. V3B 5W9 Canada
                    (Address of principal executive offices)

Issuer's telephone number, including area code:  604-941-3413

Check whether the issuer (1) filed all reports required to filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                           Yes   X                   No

Indicate the number of shares outstanding of each of the issuer's classes of Common Stock, as of the latest practical date.

Common Stock, par value $0.0025 per share
         Class

   7,906,603
Number of shares outstanding

                              J.A. INDUSTRIES, INC.

                                TABLE OF CONTENTS

PART I:                    FINANCIAL INFORMATION

         Consolidated Condensed
                  Balance Sheet September 30, 1995 (unaudited) with comparative figures September 30, 1994 (unaudited)

         Consolidated Condensed Statement of Operations for the three months ended September 30, 1995 (unaudited) with comparative figures September 30, 1994 (unaudited)

         Consolidated Condensed
                  Statement of Change in Financial Position for the three months ended September 30, 1995 (unaudited) with comparative figures September 30, 1994 (unaudited)

         Consolidated Condensed Statement of Changes in Shareholder's Equity for the three months ended September 30, 1995 (unaudited) with comparative figures June 30, 1994 yearend (audited)

         Notes to Condensed Financial Statements

         Management's Discussion and Analysis of
         Financial Condition and Results of Operations

         Signatures

                              J.A. Industries, Inc.

                        Consolidated Financial Statements
                                   (unaudited)

                                  First Quarter

                               September 30, 1995

J.A. Industries, Inc.

Consolidated Balance Sheets
(unaudited)
- --------------------------------------------------------------------------------


                                          September 30
                                       1995         1994
                                   -----------   ----------
Assets

Current
    Cash                            $    3,260   $    7,153
    Accounts receivable
      Trade                            250,444      702,634
      Other                             62,826         --
    Inventory (note 2)                 250,293      428,605
    Prepaid expenses and deposits       22,100       34,209
                                    ----------   ----------

                                       588,923    1,172,601

Real estate held for resale            474,778      875,000

Property and equipment (note 3)         46,910      565,877

Investments                               --         22,075

Intangible assets (note 4)               2,050      124,566
                                    ----------   ----------

                                    $1,112,661   $2,760,119
                                    ----------   ----------

J.A. Industries, Inc.

Consolidated Balance Sheets
(unaudited)
- --------------------------------------------------------------------------------


                                                                              September 30
                                                                           1995          1994
                                                                       -----------    -----------
Liabilities

Current
    Bank indebtedness                                                  $      --      $   145,000
    Accounts payable                                                       630,613        970,777
    Equipment loans                                                        546,125        119,048
    Current portion of long-term debt (note 6)                              31,373        170,950
                                                                       -----------    -----------

                                                                         1,208,111      1,405,775

Loans from shareholders (note 5)                                            40,767        138,146

Long-term debt (note 6)                                                     12,258        561,842
                                                                       -----------    -----------

                                                                         1,261,136      2,105,763
                                                                       -----------    -----------

Share Capital and Deficit

Capital stock:
    Authorized:
      20,000,000 common shares with a par value of $0.0025 per share
    Issued:
    7,906,603 shares (1994 - 6,717,034)                                     19,792         16,792

Additional paid-in capital                                               5,445,253      3,948,594

Accumulated deficit                                                     (5,609,016)    (3,295,158)

Cumulative translation adjustment                                           (4,504)       (15,872)

                                                                       -----------    -----------

                                                                          (148,476)       654,356
                                                                       -----------    -----------

                                                                       $ 1,112,661    $ 2,760,119
                                                                       -----------    -----------


                                      -2-




J.A. Industries, Inc.

Consolidated Statements of Operations
(unaudited)
- --------------------------------------------------------------------------------


                                      For the three months ended
                                              September 30
                                          1995           1994
                                      -----------    -----------


Sales                                 $   532,310    $ 1,179,629

Cost  of sales                            455,030      1,013,768
                                      -----------    -----------

Gross profit                               77,280        165,861

Selling and marketing expenses                183         25,434

General and administrative expenses       781,384        239,620
                                      -----------    -----------

Loss from operations                     (704,287)       (99,193)

Other income (expense)                         64         (5,698)
                                      -----------    -----------

Consolidated net loss                 $  (704,223)   $  (104,891)
                                      -----------    -----------

Loss per share                        $      0.08    $      0.02
                                      -----------    -----------


                                      -3-



J.A. Industries, Inc.

Consolidated Statements of Operations
(unaudited)
- --------------------------------------------------------------------------------


                                      For the three months ended
                                              September 30
                                          1995          1994
                                      -----------   ------------



Sales                                 $(1,885,275)   $   (58,730)

Cost  of sales                         (1,522,428)       (84,083)
                                      -----------    -----------

Gross profit                             (362,847)        25,353

Selling and marketing expenses            (97,071)       (64,354)

General and administrative expenses       301,887       (217,210)
                                      -----------    -----------

Loss from operations                     (567,663)       306,917

Other income (expense)                     54,438         (5,698)
                                      -----------    -----------

Consolidated net loss                 $  (513,225)   $   301,219
                                      -----------    -----------

Loss per share                        $      0.04    $      0.03
                                      -----------    -----------


                                      -4-




J.A. Industries, Inc.

Consolidated Statement of Changes in Financial Position
(unaudited)
- --------------------------------------------------------------------------------


                                           For the three months ended
                                                   September 30
                                                 1995        1994
                                             -----------  ----------
Cash provided by (used in)
Operating activities
    Net loss for the period                   $(704,223)   $(104,891)
    Items not affecting cash:
      Amortization                               20,392       26,581
      Issuance of stock for services            476,251         --

    Changes in non-cash working capital          10,587       24,472
                                              ---------    ---------

                                               (196,993)     (53,838)
                                              ---------    ---------

Financing activities
    Issue of common shares                      120,000      100,000
    Loan from shareholders                       40,767        5,782
    Long-term debt                               (5,788)     (15,338)
                                              ---------    ---------

                                                154,979       90,444
                                              ---------    ---------
                                                           ---------

Increase (decrease) in cash position            (42,014)      36,606

Effect of currency translation on cash flow        --         (8,311)

Cash position beginning of period                45,274     (166,142)
                                              ---------    ---------

Cash position end of period                   $   3,260    $(137,847)
                                              ---------    ---------

Represented by:
    Cash                                      $   3,260    $   7,153
    Bank indebtedness                              --       (145,000)
                                              ---------    ---------

                                              $   3,260    $(137,847)
                                              ---------    ---------

      Accounts receivable                      (313,197)    (347,502)

      Inventory                                (559,787)
      Prepaid expenses                          (37,535)
      Accounts payable                          531,829      792,082
      Income taxes payable                         --
      Purchase agreement                           --       (133,287)


                                      -5-



J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
September 30, 1995 and 1994
- --------------------------------------------------------------------------------


1.    Significant Accounting Policies

      Principles of Consolidation

      The consolidated financial statements include the accounts of:

          J.A. Industries, Inc., a Delaware corporation and the following wholly owned subsidiaries:

            J.A.  Industries  (Canada),  Inc., a Canadian  corporation.  Granite
            Marketing  Corp.,  a Cayman Island  corporation.  Hutronix,  Inc. an
            Arizona corporation. QDS, de Mexico, S.A. de C.V. a Mexican corporation. and the 96% owned subsidiary, Hutronix de Mexico, S.A.
            de C.V. which has been inactive since August 17, 1982.

          All significant inter-company balances and transactions have been eliminated on consolidation.

          J.A. Industries (Canada), Inc., Hutronix, Inc., and QDS, de Mexico, de
          C.V., were disposed of during the year ended June 30, 1995 subject to shareholder approval (note 13).

      Translation of Foreign Currencies

      Account balances and transactions denominated in foreign currencies have been translated into U.S. funds as follows:

          Assets and liabilities at the rates of exchange prevailing at the balance sheet date; Revenue and expenses at average exchange rates for the period in which the transaction occurred; Exchange gains and losses arising from foreign currency transactions are included in the determination of net earnings for the period.

2.    Inventory

      Inventory consists of:             1995       1994

      Raw materials                    $163,725   $501,462
      Less: Reserve for obsolescence       --      190,000
                                       --------   --------

                                        163,725    311,462
      Work-in-process                    75,420     95,473
      Finished goods                     11,148     21,670
                                       --------   --------

                                       $250,293   $428,605
                                       --------   --------

                                       -6-


J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
September 30, 1995 and 1994
- --------------------------------------------------------------------------------



3.    Property and equipment


                                                           Accumulated                Net Book Value
                                            Cost           amortization           1995               1994
                                      -----------------  -----------------  -----------------  -----------------

      Land                            $         ---      $         ---      $         ---      $         ---
      Building                                  ---                ---                ---                ---
      Forklift                                  ---                ---                ---                 7,787
      Vehicles                                  13,121             13,121             ---                    84
      Office equipment                          46,382             46,382             ---                 4,118
      Computer equipment                       152,361            139,361             13,000             18,972
      Manufacturing equipment                  277,320            243,410             33,910            302,396
      Leasehold improvements                    ---                ---                ---                ---
      Assets not-in-service                     ---                ---                ---               232,520
                                      -----------------  -----------------  -----------------  -----------------

                                      $        489,184   $        442,274   $         46,910   $        565,877
                                      -----------------  -----------------  -----------------  -----------------

4.    Intangible assets

      Intangible assets comprise the following:          1995        1994

Goodwill                                               $128,767   $128,767
Incorporation costs                                       3,000      3,000
Patent costs                                               --        8,895
                                                       --------   --------
                                                        131,767    140,662
Amortization                                            129,717     16,096
                                                       --------   --------

                                                       $  2,050   $124,566
                                                       --------   --------

5.    Loans from shareholders

      Loans from shareholders comprise the following:                       1995               1994

      Loan payable to Alexander Michie, balance due on demand with
      no stated interest rate                                           $ 20,000   $           --

      Loan payable to 391566 B.C. Ltd., balance due on demand with no
      stated interest rate                                                20,767               --

      Loan payable to Alexander Michie.  The loan is unsecured and has no terms of repayment.  The loan has a stated interest rate
      of prime plus 2%                                                      --              138,146
                                                                        --------   ----------------

                                                                        $ 40,767   $        138,146
                                                                        --------   ----------------

                                      -7-



J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
September 30, 1995 and 1994
- --------------------------------------------------------------------------------


6.    Long-term debt


                                                                                    1995               1994

      Note  payable  to a  bank  executed  through  the  Industrial  Development
      Authority of the City of Douglas,  Arizona due in quarterly instalments of
      $12,821,  plus interest at 65% of prime (9.0% as of March 31,  1995),  due
      May 2005;  secured by a deed of trust on the real estate held for sale, an irrevocable  letter of credit from a bank in the amount of the outstanding note payable  balance and the assignment of a life insurance  policy owned by a related  party on the  president of Hutronix,  Inc. At March 31, 1995 the company was not in compliance with certain restrictive
      covenants contained in this note.                                         $  546,125       $   576,908

      Note payable to a supplier due in quarterly instalments of
      $8,361 plus interest at 6% unsecured, due March 15, 1995                        ---             16,447

      Promissory  note  payable  to a lender.  The  principal  of  $36,155  (CDN
      $50,000) plus accrued interest at 24% per annum is payable on demand.  The lender has stated that it is not her intention to
      demand repayment of the note before March 31, 1996.                             ---             49,039

      Mortgage payable, on manufacturing  equipment,  to the Province of British
      Columbia,  Canada due in monthly  payments  of $1,787  (CDN  $2,500)  plus interest at 6% per annum. The principal balance
      is due July 1, 1995.                                                            ---             90,398
                                                                                -------------  -----------------

                                                                                     546,125         732,792

      Less: Current portion                                                           ---            170,950
                                                                            -----------------  -----------------

                                                                            $        546,125   $     561,842
                                                                            -----------------  -----------------

7.    Income tax

      The Company has losses for income tax purposes which may be carried forward and applied to reduce future income taxes. The deferred tax benefit related to these losses has not been recorded in the accounts as there is not virtual certainty of realization.

      All of the income attributable to Granite Marketing Corp. (a Cayman Island corporation) is reported as non-taxable.

J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
September 30, 1995 and 1994
- --------------------------------------------------------------------------------


8.    Commitments and Contigencies

      Under the terms of various agreements, the Company has guaranteed payment of $18,275 in accounting fees and the $546,125 mortgage on the Douglas, Arizona plant owned by Hutronix, Inc. The reversal of the Hutronix, Inc. purchase included an idemnification on the above guarantees. Should the other party fail to perform, the obligations could be asserted against the Company. The amounts have been booked in the Company's accounts.

9.    Subsequent event

      On January 26, 1996 the shareholders ratified the sale of Hutronix, Inc. and QDS, de Mexico, S.A. de C.V.

Management's Discussion and Analysis

         The following discussion of the results of operations and financial condition should be read in conjunction with the audited financial statements and related notes under the caption "Financial Statements".

Overview

         In July of 1992, the existing  management  took over the direction of J
A. Industries, Inc. It was the intention of the management to enhance the value of its shares on behalf of its shareholders by acquiring cash flow entities which were, firstly, synergistic with existing subsidiaries and secondly were companies with consistent growth potential.

         The first acquisition was Torik, Inc. in September, 1992, which at that time was just breaking even on its sales of $300,000 per month. Subsequent to the Torik acquisition, the Company had entered into litigation and lost the case to the former management of Torik returning all shares back to the Torik management. The Company was booking that acquisition at the cost of $200 which has been written off.

         The second acquisition of the assets of Pacific Rim Polytech, took place in February, 1993 by the Company's wholly owned subsidiary J.A. Industries (Canada) Inc. ("J.A. Canada"). J.A. Canada immediately started the manufacturing of underground junction boxes and cable tray. In June, 1995 the Company sold J.A. Canada to a non-affiliate British Columbia Corporation.

         The  Company   also   entered  into  two   licensing   agreements   and
manufacturing agreements for the manufacture and distribution of electronic ballasts of which both licenses are inactive.

         In September of 1993, the Company acquired Hutronix, Inc., of Tucson, Az ("Hutronix"). Subsequent to the year ended, 1996, the Company returned the shares of Hutronix to Baboquivari Cattle Company ("BCC") to settle outstanding liabilities with BCC.

         In December of 1993, the Company acquired the assets of Capital City Plastic ("CCP"). CCP had been inactive since May of 1993. As CCP was unable to deliver the equipment as detailed in the purchase agreement, the Company cancelled the purchase agreement.

         In May, 1994 the Company signed an option agreement to acquire 100% of Link Technologies (Canada) Ltd. ("Link"). The Company was to pay $500,000 USD plus issue 500,000 shares of common stock to acquire 100% of Link. The Company was also to provide $1,500,000 USD in working capital for Link. Subsequent to this agreement the option has expired and no further agreement has been reached.

         On March 30, 1994 Granite Marketing Corporation. ("Granite"), then a wholly owned subsidiary of the Company, entered into an agreement with Queensland Industries, Inc. ("Queensland") whereby Queensland purchased from Granite an exclusive license to manufacture, promote, market, sell and distribute the products of J.A. Canada relating to polyurethane underground junction boxes. Queensland is a wholly owned subsidiary of Wincanton, Corporation ("Wincanton"), a publicly traded Washington State Corporation. Subsequent to this agreement, the Company rescinded the licensing agreement in exchange for a $50,000 USD payment by Queensland Industries to Granite. Granite is currently inactive. Subsequent to the year end, Granite was sold to an unrelated third party in exchange for assumption of Granite's liabilities.

         On June 28, 1995 the Company signed a letter of intent to merge with privately held MiNT Corporation ("Mint") through a stock for stock exchange. The share exchange would have resulted in a change of control of J.A. Industries to the majority shareholders of Mint. Mint is in the business of providing high quality contract manufacturing of electronic and electromechanical printed circuit board assemblies. Subsequent to this letter of intent and subsequent to the year ended June 30, 1995, the shareholders of Mint elected not to proceed with the acquisition.

         Subsequent to the year ended June 30, 1995, the Company entered into an Agreement and Plan of Merger (the "Merger") with Kenmar Business Groups, Inc. ("Kenmar") of Raleigh, NC. Pursuant to the terms of the agreement, current shareholders of Kenmar will receive common stock of J.A. Industries such that Kenmar shareholders will own approximately 50% of the outstanding shares of J.A. Industries, Inc. on closing. The agreement is subject to shareholder's approval of both companies as well, J.A. Industries, Inc. must finalized its settlement agreement with a former stockholder, Karl Ronstadt and Hutronix, Inc. subsequent to the year ended June 30, 1995, the Company did resolve its outstanding dispute with Baboquivari Cattle Company as described above (see "Hutronix").

         Kenmar Business Groups, Inc. ("Kenmar") founded in 1984, is a provider of high quality electronic manufacturing services. It is located in the Research Triangle area of North Carolina. Kenmar has a broad array of technical capabilities to bring products to the market from concept to final production. Kenmar's manufacturing team has experience in producing electronic and electro-mechanical subassemblies and products for use in the telecommunication, industrial control, computer, medical and instrumentation industries. Kenmar has both Surface Mount Technology and Pin Thru-Hole capabilities as well as cable, harnesses and interconnect assembly lines.

         Management believes that the trend towards outsourcing in the electronic manufacturing industry is expanding. To this end, management still believes that its strategy to acquire synergistic businesses in the contract manufacturing industry is a sound plan. The planned Merger between the Company and Kenmar is the first step in trying to re-establish that plan. Upon completion of the Merger, current management of Kenmar will assume management of the Company.

         Prior to the Merger, the Company must reduce its liabilities and contingent liabilities to zero and have working capital of a minimum of two hundred thousand ($200,000) dollars. To this end, the Company has disposed of, settled or is in the process of settling all outstanding liabilities. The Company has reached agreements and has signed releases for potential contingent liability claims arising or potentially arising from several of the Company's former agreements.

         The Company intends to fund its capital requirements through a private placement to meet the terms of the agreement. To date the funds necessary to complete the Merger are in place and will be released to the Company subject to Shareholder's approval of the Merger. If Shareholder's approval is not obtained to complete the Merger, then the funds in escrow would not be released to the Company.

         The Company will continue to focus its expansion plans on the acquisition of other contract manufacturing operations.

         Seasonal factors do not influence the Company's sales.

Liquidity and Capital Resources

         Subsequent to the 3 months ended September 30, 1995, Hutronix was returned to Baboquivari Cattle Company (former shareholder of Hutronix, "BCC") for release of all liabilities owed by the Company to BCC and BCC's assumption of all liabilities associated with Hutronix. The Company has no cash flow and its ability to maintain operations is severely impaired. If the Company cannot raise additional capital it is unlikely the Company would be able to operate and it may be forced to seek protection under Chapter 11 of the Bankruptcy Act.

         It is the Company's goal in the fiscal year ending June 30, 1996 to find a suitable acquisition candidate. Management anticipated that the Company will do further equity financing. Management believes that from these sources the Company will adequately fund the operations of the Company and allow it to maintain its aggressive acquisition strategy.

         To Address the accountant's report of a "going concern" uncertainty, it is anticipated that the Company will continue to look for new opportunities in the contract manufacturing area. On March 1, 1996 the Company entered into an agreement to merge with Kenmar to fulfill the Company's business strategy. As part of the Merger, the Company must eliminate all outstanding liabilities and have working capital of $200,000. At the date of this report, the Company has approximately $133,000 in liabilities it must satisfy to complete the Merger. As of May 15, 1996 the Company raised the required funds to complete the Merger through a private placement of its common stock. The funds are in escrow with the Company's legal counsel and will be released to the Compnay upon shareholder's approval of the Merger. In the event the Company did not receive shaeholder's approval, the funds would not be release from escrow and the Company wold not be able to meet its financial requirements. If the Merger was not completed, then the Company could be forced to seek protection under Chapter 11 of the Bankruptcy Act.

         In the event that the Company does raise the necessary funds to complete the Merger, and all other conditions of the Merger are satisfied and the Merger is completed it is anticipated that cash flow from ongoing operations will satisfy the day to day needs of the Company. Furthermore, as of February 29, 1996, Kenmar had approximately $744,500 in cash or cash equivalents (unaudited). It is anticipated that the merged company will use these funds to maintain and grow the existing business that it has. It is also the Company's goal to try and arrange an equity financing in the amount of $3 million dollars to expand its business. No commitment for such financing has been arranged and the likelihood of its completion cannot be guaranteed. In the event the merged company could not raise any additional capital, it is anticipated that current rates of growth of the merged company would satisfy its working capital requirements.

         Future cash needs of the merged entity would include funds to implement the Company's acquisition strategy and to sustain the Company through a period of restructuring and growth.

Notes Payable and Long term debt

         Hutronix, Inc. a former subsidiary has a note payable to Bank One executed through the Industrial Development Authority of the City of Douglas due in quarterly instalments of $12,821, plus interest at 65% of prime (7.25% as of June 30, 1994), due may 2005; secured by a deed of trust on the real estate held for sale and an irrevocable letter of credit from a bank in the amount of the outstanding note payable balance guaranteed by the Company. At June 30, 1995 the amount outstanding was $576,908. The subsequent agreement between BCC and the Company calls for BCC and Hutronix to indemnify the Company against any liability under this bond. As the solvency of Hutronix, Inc. is uncertain, the ability for Hutronix, Inc. to indemnify the Company is unlikely. On March 4, 1996 the liability under the guarantee to Bank One was satisfied. Furthermore, on November 21, 1996 an agreement was reached between Baboquivari Cattle Company, Karl and Marilyn Ronstadt, Hutronix, Inc. and the Company whereby the parties exchanged mutual releases relieving the Company of any liabilities that it had or might have in the future with the parties.

         On closing of the Merger between Kenmar and the Company, the Company is obligated to pay a former minority shareholder of Hutronix, Inc. $10,000 and issue 50,000 shares of restricted common stock in exchange for a release from all future obligations the minority shareholder may be entitled to. Also, on closing, the Company is obligated to pay the former landlord of Hutronix, Inc. a fee for releasing the Company from a Corporate guarantee on the lease of the building located at 1150 E. Palmdale, Tucson, AZ. The funds for these transaction are part of the funding needed for the closing of the Merger agreement. If the funds were not raised or the Merger was not completed, these liabilities would still be outstanding.

         On June 30, 1995 the Company sold its wholly owned subsidiary, J.A. Industries (Canada) Inc. to an unrelated third party. The sale relieved the Company of any long term debt associated with the subsidiary. Furthermore, the Company obtained releases for all corporate guarantees that it had provided for the subsidiary subject to certain cash payments as follows. The Company settled with one creditor by issuing shares of restricted stock in the amount of 136,000 shares to satisfy approximately $34,000 USD of debt. On completion of the Merger between Kenmar and the Company, the Company will incurred a cost of $5,000 USD to settle with one creditor that comes from a corporate guarantee of the Company. The funds for settling this amount will come from the funds necessary to close the Merger transaction. If the funds were not raised and the Merger was not completed, then this liability would still be outstanding with the creditor.

         In March, 1996, the Company came to a final agreement with the former owners of Capital City Plastics whereby Capital City Plastic and John Szaniszlo will provide the Company with a release from all liabilities and deliver to the Company 600,000 shares of common stock issued to Capital City Plastics in exchange for the Company's release from liabilities, $10,000 and the issuance of 50,000 restricted common stock of the Company. The funds necessary to complete this transaction are part of the funding needs of the Merger. If the necessary funds were not raised or the Merger was not completed, the Company's position would be that there are no liabilities outstanding with Capital City Plastic or John Szaniszlo as they had breached the original agreement between the parties.

         On completion of the Merger, for which there can be no guarantee, the Company will be assuming the following liabilities based on the Kenmar audited financial statements for the period ending August 31, 1995 and unaudited financial statements for the six month period ending February 29, 1996:

         Line of credit/loans                                         $        0
         Current maturities of long term debt                         $    4,317
         Current obligations under capital lease                      $   35,203
         Accounts payable - trade                                     $  621,852
         Income tax payable                                           $        0
         Other accrued liabilities                                    $   94,833
                                                                       =========
         Total Current Liabilities                                    $  756,205

         Long Term Debt, less current maturities                      $  541,236
         Long term obligations under capital lease                    $   57,750
                                                                       =========
         Total Liabilities as of February 29, 1996                    $1,021,386

Line of Credit: In March, 1994, Kenmar negotiated a $4 million revolving line of credit with a commercial lender which allowed it to borrow up to 80% of eligible receivables and was secured by a first lien on all the Company's receivables and inventory. Borrowing under this line bears interest at prime plus 2.5% (minimum 7.5%) in addition to an annual facility fee and other costs. Kenmar paid off the line of credit in the fourth quarter of its fiscal year ended August 31, 1995. Kenmar has not requested a renewal of the line of credit.

Long-term Debt:  Long term debt of Kenmar consists of the following:

                                                                1995          1994             1993
                                                                ----          ----             ----
Subordinated promissory notes payable monthly                 $524,855      $646,674         $700,675
instalments of $9,009 including interest at 8%
through October 2002.

Bank debt collateralized by a first lien on all the          -              $217,932               -
Company's plant, equipment, furniture and
fixtures payable in monthly instalments of
$7,950, including interest at prime +1%.  this
loan was paid off prior to august 31, 1995.

Uncollateralized note payable to stockholder                  $ 39,482      $ 43,486         $ 47,149
repayable with interest at 8% in 59 monthly
instalments of 4610 and a balloon payment
of $30,083 on October 15, 1997

Notes payable secured by equipment repayable                  $ 18,403          $ 42,202               -
in monthly instalments of $2,435 including
interest at 16.85% through April 1996.
(Subsequently, this note was satisfied)

Note payable to stockholder in monthly                             -                  -          $ 22,069
instalments of $2,535 including interest
at 8% through April, 1994, collateralized
by certain equipment.
                                                              $582,380          $950,276         $769,893
Less current maturities                                       $ 22,359          $293,242         $ 79,750
                                                              --------          --------         --------
                                                              $560,021          $657,034         $690,143
                                                              =======           ========         ========

Principal maturities of debt Kenmar at August 31, 1995 are as follows:

Year ending August 31

         1996                               $ 22,359
         1997                               $ 73,269
         1998                               $104,776
         1999                               $ 80,451
         2000                               $ 87,130
         Thereafter                         $214,395
                                            --------
         Total Long-term debt               $582,380
                                            ========

Obligations Under Capital Leases of Kenmar:

         Kenmar leases equipment under capital leases which expire on various dates through 1998.

                                                                 1995       1994          1993
                                                                 ----       ----          ----
         Machinery and equipment                              $200,066     $200,066     $ 62,735
         Vehicles                                                   -      $ 27,871     $ 27,871
                                                              --------      --------    --------
         Total                                                $200,006     $227,937     $ 90,606

         The following is a schedule by years of future minimum lease payments under capital leases as of august 31, 1995 for Kenmar

Year ending August 31
         1996                               $ 48,272
         1997                               $ 49,701
         1998                               $ 29,431
                                            --------
Total minimum lease payment                 $127,404

Further Kenmar Commitments:

         Kenmar leases certain office and production space, machinery and equipment under noncancellable operating leases expiring at various dates through 1998. During the years ended August 31, 1995, 1994 and 1993, Kenmar incurred rental expenses of $214,505, $271,488 and $230,175 respectively under these leases. Future minimum lease payments under the terms of the above leases are as follows:

         1996                               $38,422
         1997                               $ 2,952
         1998                               $ 2,460

Preferred Stock of Kenmar:

         The aggregate number of authorized shares of preferred stock is 100,000. Of the 100,000 shares of preferred stock 30,000 shares have been designated as Class A cumulative preferred stock. The designation of the remaining 70,000 shares will be determined by the Board of Directors of Kenmar.

         Kenmar issued 1,150 shares of $50 par value Class A cumulative preferred stock ("Class A Preferred") in 1994. During 1993, the Company issued 716 shares of Class A Preferred including upon receipt of the issue price, 200 shares subscribed at August 31, 1992. Each share of Class A Preferred may be called or put at any time after five years from the date of issuance at a rate of one and one-half times the issue price. Redemption requirements of Class A Preferred stock at August 31, 1995 were as follows:

         1997                       $150,000
         1998                       $447,000
         1999                       $ 68,700
         2000                       $ 86,250
                                    --------
         Total                      $751,950
                                    ========

         The Class A Preferred is entitled to a 10% cumulative dividend payable quarterly, subject to the provisions of North Carolina law. Cumulative unpaid dividends are $73,008, $23,378, and $7,643 as of August 31, 1995, 1994, and 1993
respectively.

         Upon liquidation, the Class A shares have preference over holders of common stock in an amount equal to the issue price plus cumulative dividends in arrears. Cash dividends of $0, $32,910 and $40,031 were paid in 1995, 1994, and 1993, respectively.

Results of Operations

         The following information is derived from the attached financial statements and sets forth, for the periods indicated, the relative percentage that certain income and expense items bear to net sales.

         For the 3 month period ended September 30, 1995 compared to the 3 month period ended September 30, 1994. The auditors report for the period ending June 30, 1995 states that as a result of the discontinuation of operations of the Company there raises substantial doubt about the Company's ability to continue a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         In June, 1995 the Company disposed of one of its wholly owned operating subsidiaries J.A. Industries (Canada) Inc. In August the Company disposed of an inactive subsidiary, Granite Marketing Corporation. In early March 1995, the Company entered into negotiations with Karl G. Ronstadt and Baboquivari Cattle Company, former shareholders of Hutronix, Inc. to settle outstanding issues and potential liabilities. The Company and the former shareholders could not come to any resolution. On September 23, 1995, the former shareholder of Hutronix, Inc. exercised his right under a put/call agreement dated September 23, 1993 and attached to the original purchase agreement of Hutronix, Inc. dated September 15, 1993. The put option allowed the former shareholder to put 262,000 shares of the Company to the Company at a price of $2.25 creating a liability of $589,500. The Company did not have the resources to pay the liability. On November 21, 1995, subsequent to the year end, the Company entered into an agreement to reverse the acquisition of Hutronix, Inc. the only remaining operating subsidiary of the Company to satisfy all outstanding liabilities between the former shareholder of Hutronix and the Company. The condition that effected the decision to enter into the agreement to reverse the Hutronix acquisition occurred prior to the Company's year end. Although the assets and operations of Hutronix were included in the Company's June 30, 1995 financial statement, they were subsequently disposed of and it was so reported in the Company's December 31, 1995 financial statement.

         Subsequent to the period ending September 30, 1995 the Company has entered into a plan of merger with Kenmar Business Groups Inc. A condition of the agreement is that the Company is to have no liabilities and working capital of $200,000. To this end, though the Company has an inactive status, there are substantial one time charges to eliminate all liabilities and to settle contract obligations.

         For the first quarter period ending September 30, 1995 the Company had revenue of $532,310. compared to sales of $1,179,629 for the corresponding period in 1994. The decrease in sales can be attributed to the disposition of J.A. Industries (Canada) Inc. prior to year end June 30, 1995. Cost of sales for the 3 month period ended September 30, 1995 were $455,030 generating a gross profit margin of $77,280 or 14.5% of sales compared to a cost of sales of $1,013,768 generating a gross profit of $165,861 or 14% of sales for the 3 month period ended September 30, 1994. Again, the decrease in cost of sales can be attributed to the disposition of J.A. Industries (Canada) Inc. prior to the year ended June 30, 1995. For the three month period ending September 30, 1995 G&A was $781,384 compared to $239,620 for the corresponding period in 1994. Increased legal and accounting expenses accounted for approximately $75,000 of the expense. As well, a large portion of the expense was a one time charge to pay outstanding liabilities and the termination of outstanding contracts. The preceding items, except for accounting fees, were mostly settled with the issuance of restricted common stock of the Company. On September 23, 1995,
Baboquivari Cattle Company exercise its put option under a put/call agreement dated September 23, 1993. The option obligated the Company to purchase 262,000 shares of the Company's stock from Baboquivari at a price of $2.25 creating an unfunded liability of $589,500. Prior to this period, the auditors of the Company had treated this item as a non-balance sheet item. Subsequent to the first quarter ended September 30, 1995, the Company entered into an agreement with Baboquivari Cattle Company to reverse its September 15, 1993 acquisition agreement of Hutronix, Inc. in exchange for the release of all liabilities from Hutronix, Inc and Baboquivari Cattle Company.

         On  November  21,  1995 the  Company  entered  into an  agreement  with
Baboquivari Cattle Company to transfer all title of Hutronix, Inc. to Baboquivari Cattle Company in exchange for a release of all liabilities. Due to this disposition of the last operating subsidiary of the Company, the Company had no revenue for the three month period ending December 31, 1995 compared to of $1,237,956 for the three month period and $2,417,585 for the six month period ending December 31, 1994. General and administrative expenses for the period three month period ended December 31, 1995 were $81,921 compared to the corresponding three month period in 1994 of $239,877. The Company experienced a net loss of $83,316 for the three month period ending December 31, 1995 compared to a loss of $86,107 for the corresponding period in 1994.  The net loss from  operations  for the six month
period  ending  December  31, 1995 was  $746,960  compared  to $190,989  for the corresponding period in 1994. The loss in 1995 is attributed to the reorganization and elimination of ongoing contracts and liabilities the Company needed to satisfy to proceed with its merger agreement with Kenmar Business Groups, Inc. The Company had a shareholder's deficit of $282,683 for the period ended December 31, 1995 compared to net equity of $595,265 for the corresponding period in 1994. Accounts payable at December 31, 1995 were $138,167 compared to $928,358 for the corresponding period 1994. Due to the discontinuation of operations, the Company's payables were reduced dramatically. Most of the expense is attributed to legal and accounting costs due to the restructuring of the Company. The disposition of Hutronix relieved the Company of its long term liability with a guarantee on a building in Douglas, Arizona. Therefore, long term debt was reduce to zero from $561,842 in the corresponding prior year period.

         For the three month period ending March 31, 1996 the Company had no operations and therefore no revenue compared to sales of $1,035,397 for the three month period ended March 31, 1995 and sales of $3,452,982 for the nine month period ended March 31, 1995. General and Administrative expenses for the three month period ended March 31, 1996 were $298,405 compared to $262,027 for the corresponding period in 1995. G&A for the nine month period ended March 31, 1996 was $1,043,970 compared to $741,524 for the corresponding period in 1995. The G&A costs can be attributed to the restructuring and reorganization the Company experienced from the disposition and discontinuation of operations and the merger agreement the Company entered into with Kenmar Business Groups, Inc. The Company had a net loss from operations of $1,118,561 for nine month period ended March 31, 1996 compared to $300,884 for the corresponding nine month period in 1995. The Company had a Shareholder's deficit of $203,695 at March 31, 1996 compared to Net Equity of $670,141 for the same period 1995. Current liabilities were significantly reduce due to cessation of operations to $220,276 for the period ended March 31, 1996 compared to Current Liabilities of $964,465 for the corresponding period ended March 31, 1995.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

J.A. INDUSTRIES, INC.


      per:/s/Robert Knight/
Robert Knight, Chief Executive Officer                        May 27, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  Form 10-QSB/A

              [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                For the Quarterly period ended December 31, 1995

             [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        For the transition period from to

                         Commission file number: 0-23528

                              J.A. INDUSTRIES, INC.
        (Exact name of small business issuer as specified on its charter)

    Delaware                                                     13-3421337
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

    34A-2755 Lougheed Highway, Suite 522, Port Coquitlam, B.C. V3B 5Y9 Canada
                    (Address of principal executive offices)

Issuer's telephone number, including area code:  604-941-3413

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                           Yes   X                   No

Indicate the number of shares outstanding of each of the issuer's classes of Common Stock, as of the latest practical date.

Common Stock, par value $0.0025 per share
         Class

  7,906,603
Number of shares outstanding

                              J.A. INDUSTRIES, INC.

                                TABLE OF CONTENTS


PART I:           FINANCIAL INFORMATION

         Consolidated Condensed
                  Balance Sheet December 31, 1995 (unaudited) with comparative figures December 31, 1994 (unaudited)

         Consolidated Condensed Statement of Operations for the six months ended
                  December  31,  1995  (unaudited)   with  comparative   figures
                  December 31, 1994 (unaudited)

         Consolidated Condensed Statement of Operations for the three months ended December 31, 1995 (unaudited) with comparative figures December 31, 1994 (unaudited)

         Consolidated Condensed
                  Statement of Change in Financial Position for the six months ended December 31, 1995 (unaudited) with comparative figures December 31, 1994 (unaudited)

         Consolidated Condensed Statement of Changes in Shareholder's Equity for the six months ended December 31, 1995 (unaudited) with comparative figures June 30, 1994 (audited)

         Notes to Condensed Financial Statements

         Management's Discussion and Analysis of
         Financial Condition and Results of Operations



         Signatures

                              J.A. Industries, Inc.

                       Consolidated Financial Statements
                                  (unaudited)

                                  Second Quarter

                                December 31, 1995


J.A. Industries, Inc.

Consolidated Balance Sheets
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                                    December 31
                                                                             1995                   1994
                                                                       ----------------       ----------------

Assets

Current
    Cash                                                               $        ---           $         5,538
    Accounts receivable
      Trade                                                                     ---                   569,292
      Other                                                                     ---                    59,437
    Inventory (note 3)                                                          ---                   453,274
    Prepaid expenses and deposits                                               ---                    21,892
                                                                       ----------------       ----------------

                                                                                ---                 1,109,433

Real estate held for resale                                                     ---                   875,000

Property and equipment (note 4)                                                 ---                   514,836

Investments                                                                     ---                    22,075

Intangible assets (note 5)                                                      ---                   120,978
                                                                       ----------------       ----------------

                                                                       $        ---           $     2,642,322
                                                                       ----------------       ----------------

                                      -1-




J.A. Industries, Inc.

Consolidated Balance Sheets
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                                    December 31
                                                                              1995                   1994
                                                                       ----------------       ----------------

Liabilities

Current
    Bank indebtedness                                                  $            68        $       105,000
    Accounts payable                                                           138,167                928,358
    Due to shareholders                                                         ---                    51,426
    Share subscription deposits                                                123,383                 ---
    Equipment loans                                                             ---                   119,048
    Current portion of long-term debt (note 7)                                  ---                   155,270
                                                                       ----------------       ----------------

                                                                               261,619              1,359,102

Loans from shareholders (note 6)                                                21,064                136,691

Long-term debt (note 7)                                                        -                      551,264
                                                                       ----------------       ----------------

                                                                               282,683              2,047,057
                                                                       ----------------       ----------------

Share Capital and Deficit

Capital stock:
    Authorized:
      20,000,000 common shares with a par value of $0.0025 per share
    Issued:
    7,906,603 shares (1994 - 6,817,034)                                         19,792                 17,043

Additional paid-in capital                                                   5,445,253              3,948,343

Accumulated deficit                                                         (5,611,973)            (3,381,265)

Cumulative translation adjustment                                               (4,504)                11,144

Treasury stock, at cost                                                       (131,250)                ---
                                                                       ----------------       ----------------

                                                                              (282,683)               595,265
                                                                       ----------------       ----------------

                                                                       $        ---           $     2,642,322
                                                                       ----------------       ----------------
                                      -2-




J.A. Industries, Inc.

Consolidated Statements of Operations
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                              For the six months ended
                                                                                    December 31
                                                                            1995                   1994
                                                                       ----------------       ----------------



Sales                                                                  $        ---           $     2,417,585

Cost  of sales                                                                  ---                 1,977,458
                                                                       ----------------       ----------------

Gross profit                                                                    ---                   440,127

Selling and marketing expenses                                                  ---                    97,254

General and administrative expenses                                            745,565                479,497
                                                                       ----------------       ----------------

Loss from operations                                                          (745,565)              (136,624)

Other income (expense)                                                         (74,591)               (54,374)
                                                                       ----------------       ----------------

Consolidated net loss                                                  $      (820,156)       $      (190,998)
                                                                       ----------------       ----------------

Loss per share                                                         $          0.09        $          0.03
                                                                       ----------------       ----------------

                                      -3-




J.A. Industries, Inc.

Consolidated Statements of Operations
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                             For the three months ended
                                                                                    December 31
                                                                             1995                   1994
                                                                       ----------------       ----------------



Sales                                                                  $        ---           $     1,237,956

Cost  of sales                                                                  ---                   963,690
                                                                       ----------------       ----------------

Gross profit                                                                    ---                   274,266

Selling and marketing expenses                                                  ---                    71,820

General and administrative expenses                                             81,921                239,877
                                                                       ----------------       ----------------

Loss from operations                                                           (81,921)               (37,431)

Other income (expense)                                                         (74,591)               (48,676)
                                                                       ----------------       ----------------

Consolidated net loss                                                  $      (156,512)       $       (86,107)
                                                                       ----------------       ----------------

Loss per share                                                         $          0.01        $          0.01
                                                                       ----------------       ----------------

                                      -4-





J.A. Industries, Inc.

Consolidated Statement of Changes in Financial Position
(unaudited)
- --------------------------------------------------------------------------------------------------------------


                                                                              For the six months ended
                                                                                    December 31
                                                                             1995                   1994
                                                                       ----------------       ----------------

Cash provided by (used in)
Operating activities
    Net loss for the period                                            $      (820,156)       $      (190,998)
    Items not affecting cash:
      Amortization                                                              ---                    80,543
      Issuance of stock for services                                           476,251                 ---
      Loss on sale of subsidiary                                                74,591                 ---

    Changes in non-cash working capital                                        163,395                 85,991
                                                                       ----------------       ----------------

                                                                              (105,918)               (24,464)
                                                                       ----------------       ----------------

Financing activities
    Issue of common shares                                                     120,000                100,000
    Loan from shareholders                                                     (14,703)                 4,327
    Long-term debt                                                              ---                   (41,596)
                                                                       ----------------       ----------------

                                                                               105,297                 62,731
                                                                       ----------------       ----------------
                                                                       ----------------

Investing activities
    Purchase of property and equipment                                          ---                    (4,578)
    Proceeds on sale of subsidiary                                                 100                 ---
                                                                       ----------------       ----------------

                                                                                   100                 (4,578)
                                                                       ----------------       ----------------

Increase (decrease) in cash position                                              (521)                33,689

Effect of currency translation on cash flow                                     ---                    32,991

Cash position beginning of period                                                  453               (166,142)
                                                                       ----------------       ----------------

Cash position end of period                                            $           (68)       $       (99,462)
                                                                       ----------------       ----------------

Represented by:
    Cash                                                               $        ---           $         5,538
    Bank indebtedness                                                              (68)              (105,000)
                                                                       ----------------       ----------------

                                                                       $           (68)       $       (99,462)
                                                                       ----------------       ----------------

                                      -5-





J.A. Industries, Inc.

Consolidated Statements of Changes in Shareholders' Equity
(unaudited)
- -----------------------------------------------------------------------------------------------------------------------------------

For the six months ended December 31, 1995
and the year ended June 30, 1995

                                           Capital Stock             Additional                 Foreign       Stock
                                                                      Paid In     Operating    Currency    Subscription    Treasury
                                       Shares          Amount         Capital      Deficit    Translation   Receivable      Stock
                                    ------------------------------------------------------------------------------------------------

Balance June 30, 1994                     6,493,778 $   16,234 $      3,849,152 $ (3,255,919)$     (7,561)$    ---    $      ---

Issued for cash                             581,383      1,453          494,797       ---          ---         ---           ---

Issued for consulting fees                  582,292      1,456          524,642       ---          ---        (30,000)       ---

Issued and unpaid                           500,000      1,250          428,750       ---          ---       (430,000)       ---

Issued to repay debt                         50,000        125           51,982       ---          ---         ---           ---

Issued as compensation                       12,600         32           12,569       ---          ---         ---           ---

Reverse equipment purchase                 (600,000)    (1,500)         (52,148)      ---          ---         ---           ---

Reverse Hutronix, Inc. acquisition           ---        ---              ---          ---          ---         ---         (131,250)

Shares cancelled                            (68,450)      (171)             171       ---          ---         ---           ---

Aggregate adjustment resulting
from translation of financial
statements into U.S. dollars                  ---        ---              ---          ---           3,057      ---           ---

Net loss for the year ended
June 30, 1995                                 ---        ---              ---      (2,155,220)      ---         ---           ---
                                      ----------------------------------------------------------------------------------------------

Balance June 30, 1995                     7,551,603     18,879        5,309,915   (5,411,139)      (4,504)   (460,000)     (131,250)

Issued for cash                             300,000        750          119,250       ---          ---         ---           ---

Issued for consulting fees                   55,000        163           16,088       ---          ---         ---           ---

Services rendered as consideration
for shares                                   ---        ---              ---          ---          ---        460,000        ---

Net loss for the six months ended
December 31, 1995                            ---        ---              ---        (820,156)      ---         ---           ---
                                      ----------------------------------------------------------------------------------------------

Balance December 31, 1995                 7,906,603 $   19,792 $      5,445,253 $ (6,231,295)$     (4,504)$    ---    $    (131,250)
                                      ----------------------------------------------------------------------------------------------


                                      -6-








J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


1.    Significant Accounting Policies

      Principles of Consolidation

      The consolidated financial statements include the accounts of:

          J.A. Industries, Inc., a Delaware corporation and the following wholly owned subsidiaries:

            J.A. Industries (Canada), Inc., a Canadian corporation.
            Granite Marketing Corp., a Cayman Island corporation.
            Hutronix, Inc. an Arizona corporation.
            QDS, de Mexico, S.A. de C.V. a Mexican corporation.
            and the 96% owned subsidiary, Hutronix de Mexico, S.A. de C.V. which has been inactive since August 17, 1982.

          All significant inter-company balances and transactions have been eliminated on consolidation.

          J.A. Industries  (Canada),  Inc. was disposed of during the year ended
          June 30, 1995. Hutronix, Inc. and QDS de Mexico were disposed of during the year ended June 30, 1996 subject to shareholder approval.

      Translation of Foreign Currencies

      Account balances and transactions denominated in foreign currencies have been translated into U.S. funds as follows:

          Assets and liabilities at the rates of exchange prevailing at the balance sheet date; Revenue and expenses at average exchange rates for the period in which the transaction occurred; Exchange gains and losses arising from foreign currency transactions are included in the determination of net earnings for the period.

2.    Sale of Subsidiary

      On  November  23,  1995,  the  Company  sold all of the  common  shares of
      Hutronix,  Inc.  and on and on August 15, 1995 the Company sold all of the
      common  share  of  Granite   Marketing   Corporation  for  $100.  The  two
      transaction  resulted  in a loss of  $74,591,  which has been  included in other expense for the period ended  December 31, 1995.  Granite  Marketing
      Corp. was inactive during the period.

                                      -7-


J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


3.    Inventory

      Inventory consists of:                          1995               1994

      Raw materials                         $         ---      $        531,321
      Less: Reserve for obsolescence                  ---               190,000
                                            -----------------  -----------------

                                                      ---               341,321
      Work-in-process                                 ---               104,604
      Finished goods                                  ---                 7,349
                                            -----------------  -----------------

                                            $         ---      $        453,274
                                            -----------------  -----------------

4.    Property and equipment


                                                           Accumulated                Net Book Value
                                            Cost           amortization             1995               1994
                                      -----------------  -----------------  -----------------  -----------------

      Land                            $         ---      $         ---      $         ---      $         ---
      Building                                  ---                ---                ---                ---
      Forklift                                  ---                ---                ---                 7,410
      Vehicles                                  ---                ---                ---                    81
      Office equipment                          ---                ---                ---                46,264
      Computer equipment                        ---                ---                ---                27,957
      Manufacturing equipment                   ---                ---                ---               199,669
      Leasehold improvements                    ---                ---                ---                   935
      Assets not-in-service                     ---                ---                ---               232,520
                                      -----------------  -----------------  -----------------  -----------------

                                      $         ---      $         ---      $         ---      $        514,836
                                      -----------------  -----------------  -----------------  -----------------





                                   -8-

J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


5.    Intangible assets

      Intangible assets comprise the following:      1995               1994

      Goodwill                                  $     ---      $        128,767
      Incorporation costs                             ---                 3,000
      Patent costs                                    ---                 8,895
                                                -------------  -----------------
                                                      ---               140,662
      Amortization                                    ---                16,096
                                                -------------  -----------------

                                                $     ---      $        124,566
                                                -------------  -----------------

6.    Loans from shareholders


      Loans from shareholders comprise the following:                               1995               1994


      Loan payable to Alexander Michie, balance due on demand with
      no stated interest rate.                                              $         20,000   $         ---

      Loan payable to 391566 B.C. Ltd., balance due on demand with no
      stated interest rate.                                                            1,064             ---

      Loan payable to Alexander Michie.  The loan is unsecured and has no terms of repayment.  The loan has a stated interest rate
      of prime plus 2%.                                                               ---               138,146
                                                                            -----------------  -----------------

                                                                            $         21,064   $        138,146
                                                                            -----------------  -----------------

                                      -9-



J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


7.    Long-term debt


                                                                                         1995               1994


      Note  payable  to a  bank  executed  through  the  Industrial  Development
      Authority of the City of Douglas,  Arizona due in quarterly instalments of
      $12,821,  plus interest at 65% of prime (9.0% as of March 31,  1995),  due
      May 2005;  secured by a deed of trust on the real estate held for sale, an irrevocable  letter of credit from a bank in the amount of the outstanding note payable  balance and the assignment of a life insurance  policy owned by a related  party on the  president of Hutronix,  Inc. At March 31, 1995 the company was not in compliance with certain restrictive
      covenants contained in this note.                                              $    -         $    564,087

      Note payable to a supplier due in quarterly instalments of
      $8,361 plus interest at 6% unsecured, due March 15, 1995                        ---                 8,086

      Promissory  note  payable  to a lender.  The  principal  of  $36,155  (CDN
      $50,000) plus accrued interest at 24% per annum is payable on demand.  The lender has stated that it is not her intention to
      demand repayment of the note before March 31, 1996.                             ---                51,283

      Mortgage payable, on manufacturing  equipment,  to the Province of British
      Columbia,  Canada due in monthly  payments  of $1,787  (CDN  $2,500)  plus interest at 6% per annum. The principal balance
      is due July 1, 1995.                                                            ---                83,078
                                                                            -----------------  -----------------

                                                                                           0            706,534

      Less: Current portion                                                           ---               155,270
                                                                            -----------------  -----------------

                                                                            $              0   $        551,264
                                                                            -----------------  -----------------

    8 Income tax

      The Company has losses for income tax purposes which may be carried forward and applied to reduce future income taxes. The deferred tax benefit related to these losses has not been recorded in the accounts as there is not virtual certainty of realization.

      All of the income attributable to Granite Marketing Corp. (a Cayman Island corporation) is reported as non-taxable.

J.A. Industries, Inc.

Notes to Consolidated Financial Statements
(unaudited)
December 31, 1995 and 1994
- --------------------------------------------------------------------------------


    9 Commitments and Contigencies

      Under the terms of various agreements, the Company has guaranteed payment of $18,275 in accounting fees and the $546,125 mortgage on the Douglas, Arizona plant owned by Hutronix, Inc. The reversal of the Hutronix, Inc. purchase included an idemnification on the above guarantees. Should the other party fail to perform, the obligations could be asserted against the Company.


   10 Subsequent event

      On January 26, 1996 the shareholders ratified the sale of Hutronix, Inc. and QDS, de Mexico, S.A. de C.V.

Management's Discussion and Analysis

         The following discussion of the results of operations and financial condition should be read in conjunction with the audited financial statements and related notes under the caption "Financial Statements".

Overview

         In July of 1992, the existing  management  took over the direction of J
A. Industries, Inc. It was the intention of the management to enhance the value of its shares on behalf of its shareholders by acquiring cash flow entities which were, firstly, synergistic with existing subsidiaries and secondly were companies with consistent growth potential.

         The first acquisition was Torik, Inc. in September, 1992, which at that time was just breaking even on its sales of $300,000 per month. Subsequent to the Torik acquisition, the Company had entered into litigation and lost the case to the former management of Torik returning all shares back to the Torik management. The Company was booking that acquisition at the cost of $200 which has been written off.

        The second acquisition of the assets of Pacific Rim Polytech, took place in February, 1993 by the Company's wholly owned subsidiary J.A. Industries (Canada) Inc. ("J.A. Canada"). J.A. Canada immediately started the manufacturing of underground junction boxes and cable tray. In June, 1995 the Company sold J.A. Canada to a non-affiliate British Columbia Corporation.

         The  Company   also   entered  into  two   licensing   agreements   and
manufacturing agreements for the manufacture and distribution of electronic ballasts of which both licenses are inactive.

         In September of 1993, the Company acquired Hutronix, Inc., of Tucson, Az ("Hutronix"). Subsequent to the year ended, 1996, the Company returned the shares of Hutronix to Baboquivari Cattle Company ("BCC") to settle outstanding liabilities with BCC.

         In December of 1993, the Company acquired the assets of Capital City Plastic ("CCP"). CCP had been inactive since May of 1993. As CCP was unable to deliver the equipment as detailed in the purchase agreement, the Company cancelled the purchase agreement.

         In May, 1994 the Company signed an option agreement to acquire 100% of Link Technologies (Canada) Ltd. ("Link"). The Company was to pay $500,000 USD plus issue 500,000 shares of common stock to acquire 100% of Link. The Company was also to provide $1,500,000 USD in working capital for Link. Subsequent to this agreement the option has expired and no further agreement has been reached.

        On March 30, 1994 Granite Marketing Corporation. ("Granite"), then a wholly owned subsidiary of the Company, entered into an agreement with Queensland Industries, Inc. ("Queensland") whereby Queensland purchased from Granite an exclusive license to manufacture, promote, market, sell and distribute the products of J.A. Canada relating to polyurethane underground junction boxes. Queensland is a wholly owned subsidiary of Wincanton, Corporation ("Wincanton"), a publicly traded Washington State Corporation. Subsequent to this agreement, the Company rescinded the licensing agreement in exchange for a $50,000 USD payment by Queensland Industries to Granite. Granite is currently inactive. Subsequent to the year end, Granite was sold to an unrelated third party in exchange for assumption of Granite's liabilities.

         On June 28, 1995 the Company signed a letter of intent to merge with privately held MiNT Corporation ("Mint") through a stock for stock exchange. The share exchange would have resulted in a change of control of J.A. Industries to the majority shareholders of Mint. Mint is in the business of providing high quality contract manufacturing of electronic and electromechanical printed circuit board assemblies. Subsequent to this letter of intent and subsequent to the year ended June 30, 1995, the shareholders of Mint elected not to proceed with the acquisition.

         Subsequent to the year ended June 30, 1995, the Company entered into an Agreement and Plan of Merger (the "Merger") with Kenmar Business Groups, Inc. ("Kenmar") of Raleigh, NC. Pursuant to the terms of the agreement, current shareholders of Kenmar will receive common stock of J.A. Industries such that Kenmar shareholders will own approximately 50% of the outstanding shares of J.A. Industries, Inc. on closing. The agreement is subject to shareholder's approval of both companies as well, J.A. Industries, Inc. must finalized its settlement agreement with a former stockholder, Karl Ronstadt and Hutronix, Inc. subsequent to the year ended June 30, 1995, the Company did resolve its outstanding dispute with Baboquivari Cattle Company as described above (see "Hutronix").

         Kenmar Business Groups, Inc. ("Kenmar") founded in 1984, is a provider of high quality electronic manufacturing services. It is located in the Research Triangle area of North Carolina. Kenmar has a broad array of technical capabilities to bring products to the market from concept to final production. Kenmar's manufacturing team has experience in producing electronic and electro-mechanical subassemblies and products for use in the telecommunication, industrial control, computer, medical and instrumentation industries. Kenmar has both Surface Mount Technology and Pin Thru-Hole capabilities as well as cable, harnesses and interconnect assembly lines.

         Management believes that the trend towards outsourcing in the electronic manufacturing industry is expanding. To this end, management still believes that its strategy to acquire synergistic businesses in the contract manufacturing industry is a sound plan. The planned Merger between the Company and Kenmar is the first step in trying to re-establish that plan. Upon completion of the Merger, current management of Kenmar will assume management of the Company.

        Prior to the Merger, the Company must reduce its liabilities and contingent liabilities to zero and have working capital of a minimum of two hundred thousand ($200,000) dollars. To this end, the Company has disposed of, settled or is in the process of settling all outstanding liabilities. The Company has reached agreements and has signed releases for potential contingent liability claims arising or potentially arising from several of the Company's former agreements.

         The Company intends to fund its capital requirements through a private placement to meet the terms of the agreement. To date the funds necessary to complete the Merger are in place and will be released to the Company subject to Shareholder's approval of the Merger. If Shareholder's approval is not obtained to complete the Merger, then the funds in escrow would not be released to the Company.

         The Company will continue to focus its expansion plans on the acquisition of other contract manufacturing operations.

         Seasonal factors do not influence the Company's sales.

Liquidity and Capital Resources

         Subsequent to the 3 months ended September 30, 1995, Hutronix was returned to Baboquivari Cattle Company (former shareholder of Hutronix, "BCC") for release of all liabilities owed by the Company to BCC and BCC's assumption of all liabilities associated with Hutronix. The Company has no cash flow and its ability to maintain operations is severely impaired. If the Company cannot raise additional capital it is unlikely the Company would be able to operate and it may be forced to seek protection under Chapter 11 of the Bankruptcy Act.

         It is the Company's goal in the fiscal year ending June 30, 1996 to find a suitable acquisition candidate. Management anticipated that the Company will do further equity financing. Management believes that from these sources the Company will adequately fund the operations of the Company and allow it to maintain its aggressive acquisition strategy.

         To Address the accountant's report of a "going concern" uncertainty, it is anticipated that the Company will continue to look for new opportunities in the contract manufacturing area. On March 1, 1996 the Company entered into an agreement to merge with Kenmar to fulfill the Company's business strategy. As part of the Merger, the Company must eliminate all outstanding liabilities and have working capital of $200,000. At the date of this report, the Company has approximately $133,000 in liabilities it must satisfy to complete the Merger. As of May 15, 1996 the Company raised the required funds to complete the Merger through a private placement of its common stock. The funds are in escrow with the Company's legal counsel and will be released to the Compnay upon shareholder's approval of the Merger. In the event the Company did not receive shaeholder's approval, the funds would not be release from escrow and the Company wold not be able to meet its financial requirements. If the Merger was not completed, then the Company could be forced to seek protection under Chapter 11 of the Bankruptcy Act.

         In the event that the Company does raise the necessary funds to complete the Merger, and all other conditions of the Merger are satisfied and the Merger is completed it is anticipated that cash flow from ongoing operations will satisfy the day to day needs of the Company. Furthermore, as of February 29, 1996, Kenmar had approximately $744,500 in cash or cash equivalents (unaudited). It is anticipated that the merged company will use these funds to maintain and grow the existing business that it has. It is also the Company's goal to try and arrange an equity financing in the amount of $3 million dollars to expand its business. No commitment for such financing has been arranged and the likelihood of its completion cannot be guaranteed. In the event the merged company could not raise any additional capital, it is anticipated that current rates of growth of the merged company would satisfy its working capital requirements.

         Future cash needs of the merged entity would include funds to implement the Company's acquisition strategy and to sustain the Company through a period of restructuring and growth.

Notes Payable and Long term debt

         Hutronix, Inc. a former subsidiary has a note payable to Bank One executed through the Industrial Development Authority of the City of Douglas due in quarterly instalments of $12,821, plus interest at 65% of prime (7.25% as of June 30, 1994), due may 2005; secured by a deed of trust on the real estate held for sale and an irrevocable letter of credit from a bank in the amount of the outstanding note payable balance guaranteed by the Company. At June 30, 1995 the amount outstanding was $576,908. The subsequent agreement between BCC and the Company calls for BCC and Hutronix to indemnify the Company against any liability under this bond. As the solvency of Hutronix, Inc. is uncertain, the ability for Hutronix, Inc. to indemnify the Company is unlikely. On March 4, 1996 the liability under the guarantee to Bank One was satisfied. Furthermore, on November 21, 1996 an agreement was reached between Baboquivari Cattle Company, Karl and Marilyn Ronstadt, Hutronix, Inc. and the Company whereby the parties exchanged mutual releases relieving the Company of any liabilities that it had or might have in the future with the parties.

         On closing of the Merger between Kenmar and the Company, the Company is obligated to pay a former minority shareholder of Hutronix, Inc. $10,000 and issue 50,000 shares of restricted common stock in exchange for a release from all future obligations the minority shareholder may be entitled to. Also, on closing, the Company is obligated to pay the former landlord of Hutronix, Inc. a fee for releasing the Company from a Corporate guarantee on the lease of the building located at 1150 E. Palmdale, Tucson, AZ. The funds for these transaction are part of the funding needed for the closing of the Merger agreement. If the funds were not raised or the Merger was not completed, these liabilities would still be outstanding.

         On June 30, 1995 the Company sold its wholly owned subsidiary, J.A. Industries (Canada) Inc. to an unrelated third party. The sale relieved the Company of any long term debt associated with the subsidiary. Furthermore, the Company obtained releases for all corporate guarantees that it had provided for the subsidiary subject to certain cash payments as follows. The Company settled with one creditor by issuing shares of restricted stock in the amount of 136,000 shares to satisfy approximately $34,000 USD of debt. On completion of the Merger between Kenmar and the Company, the Company will incurred a cost of $5,000 USD to settle with one creditor that comes from a corporate guarantee of the Company. The funds for settling this amount will come from the funds necessary to close the Merger transaction. If the funds were not raised and the Merger was not completed, then this liability would still be outstanding with the creditor.

         In March, 1996, the Company came to a final agreement with the former owners of Capital City Plastics whereby Capital City Plastic and John Szaniszlo will provide the Company with a release from all liabilities and deliver to the Company 600,000 shares of common stock issued to Capital City Plastics in exchange for the Company's release from liabilities, $10,000 and the issuance of 50,000 restricted common stock of the Company. The funds necessary to complete this transaction are part of the funding needs of the Merger. If the necessary funds were not raised or the Merger was not completed, the Company's position would be that there are no liabilities outstanding with Capital City Plastic or John Szaniszlo as they had breached the original agreement between the parties.

         On completion of the Merger, for which there can be no guarantee, the Company will be assuming the following liabilities based on the Kenmar audited financial statements for the period ending August 31, 1995 and unaudited financial statements for the six month period ending February 29, 1996:

         Line of credit/loans                               $        0
         Current maturities of long term debt               $    4,317
         Current obligations under capital lease            $   35,203
         Accounts payable - trade                           $  621,852
         Income tax payable                                 $        0
         Other accrued liabilities                          $   94,833
                                                            =========
         Total Current Liabilities                          $  756,205

         Long Term Debt, less current maturities            $  541,236
         Long term obligations under capital lease          $   57,750
                                                            =========
         Total Liabilities as of February 29, 1996          $1,021,386

Line of Credit: In March, 1994, Kenmar negotiated a $4 million revolving line of credit with a commercial lender which allowed it to borrow up to 80% of eligible receivables and was secured by a first lien on all the Company's receivables and inventory. Borrowing under this line bears interest at prime plus 2.5% (minimum 7.5%) in addition to an annual facility fee and other costs. Kenmar paid off the line of credit in the fourth quarter of its fiscal year ended August 31, 1995. Kenmar has not requested a renewal of the line of credit.

Long-term Debt:  Long term debt of Kenmar consists of the following:



                                                                1995               1994           1993
                                                                ----               ----           ----
Subordinated promissory notes payable monthly                 $524,855          $646,674         $700,675
instalments of $9,009 including interest at 8%
through October 2002.

Bank debt collateralized by a first lien on all the                -            $217,932               -
Company's plant, equipment, furniture and
fixtures payable in monthly instalments of
$7,950, including interest at prime +1%.  this
loan was paid off prior to august 31, 1995.

Uncollateralized note payable to stockholder                  $ 39,482          $ 43,486         $ 47,149
repayable with interest at 8% in 59 monthly
instalments of 4610 and a balloon payment
of $30,083 on October 15, 1997

Notes payable secured by equipment repayable                  $ 18,403          $ 42,202               -
in monthly instalments of $2,435 including
interest at 16.85% through April 1996.
(Subsequently, this note was satisfied)

Note payable to stockholder in monthly                             -                  -          $ 22,069
instalments of $2,535 including interest
at 8% through April, 1994, collateralized
by certain equipment.
                                                              $582,380          $950,276         $769,893
Less current maturities                                       $ 22,359          $293,242         $ 79,750
                                                              --------          --------         --------
                                                              $560,021          $657,034         $690,143
                                                              =======           ========         ========





Principal maturities of debt Kenmar at August 31, 1995 are as follows:

Year ending August 31

         1996                               $ 22,359
         1997                               $ 73,269
         1998                               $104,776
         1999                               $ 80,451
         2000                               $ 87,130
         Thereafter                         $214,395
                                            --------
         Total Long-term debt               $582,380
                                            =======

Obligations Under Capital Leases of Kenmar:

         Kenmar leases equipment under capital leases which expire on various dates through 1998.

                                           1995        1994        1993
                                           ----        ----        ----
         Machinery and equipment        $200,066     $200,066     $ 62,735
         Vehicles                             -      $ 27,871     $ 27,871
                                        --------     --------     --------
         Total                          $200,006     $227,937     $ 90,606

         The following is a schedule by years of future minimum lease payments under capital leases as of august 31, 1995 for Kenmar

Year ending August 31
         1996                               $ 48,272
         1997                               $ 49,701
         1998                               $ 29,431
                                            --------
Total minimum lease payment                 $127,404

Further Kenmar Commitments:

         Kenmar leases certain office and production space, machinery and equipment under noncancellable operating leases expiring at various dates through 1998. During the years ended August 31, 1995, 1994 and 1993, Kenmar incurred rental expenses of $214,505, $271,488 and $230,175 respectively under these leases. Future minimum lease payments under the terms of the above leases are as follows:

         1996                               $38,422
         1997                               $ 2,952
         1998                               $ 2,460

Preferred Stock of Kenmar:

         The aggregate number of authorized shares of preferred stock is 100,000. Of the 100,000 shares of preferred stock 30,000 shares have been designated as Class A cumulative preferred stock. The designation of the remaining 70,000 shares will be determined by the Board of Directors of Kenmar.

         Kenmar issued 1,150 shares of $50 par value Class A cumulative preferred stock ("Class A Preferred") in 1994. During 1993, the Company issued 716 shares of Class A Preferred including upon receipt of the issue price, 200 shares subscribed at August 31, 1992. Each share of Class A Preferred may be called or put at any time after five years from the date of issuance at a rate of one and one-half times the issue price. Redemption requirements of Class A Preferred stock at August 31, 1995 were as follows:

         1997                       $150,000
         1998                       $447,000
         1999                       $ 68,700
         2000                       $ 86,250
                                    --------
         Total                      $751,950
                                    =======

         The Class A Preferred is entitled to a 10% cumulative dividend payable quarterly, subject to the provisions of North Carolina law. Cumulative unpaid dividends are $73,008, $23,378, and $7,643 as of August 31, 1995, 1994, and 1993
respectively.

         Upon liquidation, the Class A shares have preference over holders of common stock in an amount equal to the issue price plus cumulative dividends in arrears. Cash dividends of $0, $32,910 and $40,031 were paid in 1995, 1994, and 1993, respectively.

Results of Operations

         The following information is derived from the attached financial statements and sets forth, for the periods indicated, the relative percentage that certain income and expense items bear to net sales.

         For the 6 month period ended December 31, 1995 compared to the 6 month period ended December 31, 1994. The auditors report for the period ending June 30, 1995 states that as a result of the discontinuation of operations of the Company there raises substantial doubt about the Company's ability to continue a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         In early March 1995, the Company entered into negotiations with Karl G. Ronstadt and Baboquivari Cattle Company, former shareholders of Hutronix, Inc. to settle outstanding issues and potential liabilities. The Company and the former shareholders could not come to any resolution. On September 23, 1995, the former shareholder of Hutronix, Inc. exercised his right under a put/call agreement dated September 23, 1993 and attached to the original purchase agreement of Hutronix, Inc. dated September 15, 1993. The put option allowed the former shareholder to put 262,000 shares of the Company to the Company at a price of $2.25 creating a liability of $589,500. The Company did not have the resources to pay the liability. On November 21, 1995 the Company entered into an agreement to reverse the acquisition of Hutronix, Inc. the only remaining operating subsidiary of the Company to satisfy all outstanding liabilities between the former shareholder of Hutronix and the Company. The condition that effected the decision to enter into the agreement to reverse the Hutronix acquisition occurred prior to the Company's year end. Although the assets and operations of Hutronix were included in the Company's June 30, 1995 financial statement, they were subsequently disposed of and it was so reported in the Company's December 31, 1995 financial statement.

         Subsequent to the period ending December 31, 1995 the Company has entered into a plan of merger with Kenmar Business Groups Inc. A condition of the agreement is that the Company is to have no liabilities and working capital of $200,000. To this end, though the Company has an inactive status, there are substantial one time charges to eliminate all liabilities and to settle contract obligations.

         On September 23, 1995, Baboquivari Cattle Company exercise its put option under a put/call agreement dated September 23, 1993. The option obligated the Company to purchase 262,000 shares of the Company's stock from Baboquivari at a price of $2.25 creating an unfunded liability of $589,500. Prior to this period, the auditors of the Company had treated this item as a non-balance sheet item.

         On  November  21,  1995 the  Company  entered  into an  agreement  with
Baboquivari Cattle Company to transfer all title of Hutronix, Inc. to Baboquivari Cattle Company in exchange for a release of all liabilities. Due to this disposition of the last operating subsidiary of the Company, the Company had no revenue for the three month period ending December 31, 1995 compared to of $1,237,956 for the three month period and $2,417,585 for the six month period ending December 31, 1994. General and administrative expenses for the period three month period ended December 31, 1995 were $81,921 compared to the corresponding three month period in 1994 of $239,877. The Company experienced a net loss of $83,316 for the three month period ending December 31, 1995 compared to a loss of $86,107 for the corresponding period in 1994. The net loss from operations for the six month period ending December 31, 1995 was $745,565 compared to $190,989 for the corresponding period in 1994. The loss in 1995 is attributed to the reorganization and elimination of ongoing contracts and liabilities the Company needed to satisfy to proceed with its merger agreement with Kenmar Business Groups, Inc. The Company had a shareholder's deficit of $282,683 for the period ended December 31, 1995 compared to net equity of $595,265 for the corresponding period in 1994. Accounts payable at December 31, 1995 were $138,167 compared to $928,358 for the corresponding period 1994. Due to the discontinuation of operations, the Company's payables were reduced dramatically. Most of the expense is attributed to legal and accounting costs due to the restructuring of the Company. The disposition of Hutronix relieved the Company of its long term liability with a guarantee on a building in Douglas, Arizona. Therefore, long term debt was reduce to zero from $561,842 in the corresponding prior year period.

         For the three month period ending March 31, 1996 the Company had no operations and therefore no revenue compared to sales of $1,035,397 for the three month period ended March 31, 1995 and sales of $3,452,982 for the nine month period ended March 31, 1995. General and Administrative expenses for the three month period ended March 31, 1996 were $298,405 compared to $262,027 for the corresponding period in 1995. G&A for the nine month period ended March 31, 1996 was $1,043,970 compared to $741,524 for the corresponding period in 1995. The G&A costs can be attributed to the restructuring and reorganization the Company experienced from the disposition and discontinuation of operations and the merger agreement the Company entered into with Kenmar Business Groups, Inc. The Company had a net loss from operations of $1,118,561 for nine month period ended March 31, 1996 compared to $300,884 for the corresponding nine month period in 1995. The Company had a Shareholder's deficit of $203,695 at March 31, 1996 compared to Net Equity of $670,141 for the same period 1995. Current liabilities were significantly reduce due to cessation of operations to $220,276 for the period ended March 31, 1996 compared to Current Liabilities of $964,465 for the corresponding period ended March 31, 1995.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

J.A. INDUSTRIES, INC.


           per:/s/Robert Knight
Robert Knight, Chief Executive Officer                        May 27, 1996